Execution Version

EXHIBIT 10.2

AMENDMENT NO. 2 TO

AMENDED AND RESTATED REIMBURSEMENT AGREEMENT

THIS AMENDMENT NO. 2 TO AMENDED AND RESTATED REIMBURSEMENT AGREEMENT (this “Amendment”), dated as of May 22, 2023 is made by and among FREIGHTCAR AMERICA, INC., a Delaware corporation (“Company”), the subsidiary guarantors party hereto (the “Subsidiary Guarantors” and together with the Company, the “Loan Parties”), CO FINANCE LVS VI LLC, a Delaware limited liability company (“LC Provider”), U.S. BANK, NATIONAL ASSOCIATION (“Disbursing Agent”), and U.S. BANK NATIONAL ASSOCIATION, as collateral agent for the Secured Parties (“Collateral Agent” and together with the Disbursing Agent, the “Agents” and each, an “Agent”).

R E C I T A L S:

WHEREAS, certain of the parties have previously entered into that certain Credit Agreement, dated as of October 13, 2020, by and among Company, FreightCar North America, LLC (“Borrower”), the several financial institutions or other entities from time to time parties thereto including LC Provider (the “Lenders”), the Disbursing Agent and the Collateral Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Amended Credit Agreement”);

WHEREAS, Company has requested, and LC Provider has obtained, a standby letter of credit (as may be amended from time to time, the “Credit”) from Wells Fargo Bank, N.A. (“Issuer”), in the principal sum of $25,000,000 (TWENTY-FIVE MILLION AND 00/100 DOLLARS) (the “Principal Amount”) for the account of Company and for the benefit of SIENA LENDING GROUP LLC (“Beneficiary”);

WHEREAS, Company has agreed to reimburse Disbursing Agent, for the account of LC Provider, in the event of any drawings under the Credit by Beneficiary;

WHEREAS, in connection with the aforementioned recitals, Company, LC Provider, Disbursing Agent and Alter Domus (US) LLC, as calculation agent for LC Provider (in such capacity, “Calculation Agent”), entered into that certain Reimbursement Agreement dated as of July 30, 2021 (the “Original Reimbursement Agreement”), which was subsequently amended and restated by the Company, LC Provider, Disbursing Agent and Calculation Agent on December 30, 2021 (the Original Reimbursement Agreement as so amended and restated, the “Amended and Restated Reimbursement Agreement”);

WHEREAS, the Amended and Restated Reimbursement Agreement is a Loan Document under the Amended Credit Agreement, and the obligations of the Company under the Amended and Restated Reimbursement Agreement are Obligations (under and as defined in the Amended Credit Agreement) secured by the Collateral;

WHEREAS, on March 23, 2023, the Company and certain funds affiliated with the LC Provider entered into the Securities Purchase Agreement pursuant to which the purchasers thereunder agreed to purchase newly-issued preferred securities of the Company, the proceeds of which will be used to pay in full in cash all of the outstanding Obligations under the Amended Credit Agreement other than the Reimbursement Obligations in respect of the Credit (the “Conversion Transaction”); and

WHEREAS, in connection with the Conversion Transaction, the parties wish to (i) terminate the Amended Credit Agreement other than with respect to the Company’s obligations in respect of the Credit, (ii) amend the Guarantee and Collateral Agreement, (iii) amend the Intercreditor Agreement and (iv) amend the Amended and Restated Reimbursement Agreement to reflect the Company’s continuing obligations to LC Provider in respect of the Credit, which obligations shall (x) after the Second Amendment Effective Date (as defined below), be solely as set forth in the Amended and Restated Reimbursement Agreement, as amended hereby (the “Reimbursement Agreement”) and (y) continue to be secured by the Collateral.

NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Capitalized Terms. All capitalized undefined terms used in this Amendment (including without limitation, in the Recitals hereto) shall have the meanings assigned thereto in the Reimbursement Agreement.

SECTION 2. Amendments to Reimbursement Agreement.

On and as of the Second Amendment Effective Date, the Amended and Restated Reimbursement Agreement is amended by (i) deleting the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and (ii) inserting the underlined text (indicated textually in the same manner as the following example: inserted text), in each case set forth on Exhibit A hereto.

SECTION 3. Effectiveness. This Amendment shall become effective on the date upon which each of the following conditions is satisfied (such date, the “Second Amendment Effective Date”):

3.1 This Amendment. The Disbursing Agent and LC Provider shall have received this amendment, duly executed and delivered by the Disbursing Agent, Collateral Agent, LC Provider, the Company and each Subsidiary Guarantor, in form and content acceptable to the Disbursing Agent, Collateral Agent and LC Provider.

3.2 Amendment to Intercreditor Agreement. LC Provider and the Collateral Agent shall have received a duly executed and delivered Amendment No. 5 to Intercreditor Agreement, in form and content acceptable to the Collateral Agent and LC Provider.

3.3 Amendment to Guarantee and Collateral Agreement. LC Provider and Collateral Agent shall have received a duly executed and delivered Amendment No. 1 to Guarantee and Collateral Agreement, in form and content acceptable to the Collateral Agent and LC Provider.

3.4 Fees. The LC Provider, the Collateral Agent and the Disbursing Agent shall have received all fees and other amounts due and payable on or prior to the Second Amendment Effective Date, including but not limited to (i) any Letter of Credit Fee and Cash Fee that accrued during the Closing Period, and (ii) to the extent invoiced at least one Business Day prior to the Second Amendment Effective Date, reimbursement or payment of all reasonable and documented out-of-pocket expenses (including reasonable fees, disbursements and other charges of counsel) required to be reimbursed or paid under this Amendment or any Loan Document.

SECTION 4. Limited Effect. Except as expressly provided herein, the Reimbursement Agreement shall remain unmodified and in full force and effect. This Amendment shall not be deemed (a) to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Reimbursement Agreement or a waiver of any other Default or Event of Default (except as expressly provided herein), (b) to prejudice any right or rights the LC Provider or any Agent may now have or may have in the future under or in connection with the Reimbursement Agreement, as the same may be amended, restated, supplemented or modified from time to time, or (c) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with the Company or any other Person with respect to any waiver, amendment, modification or any other change to the Reimbursement Agreement or any rights or remedies arising in favor of any Agent or the LC Provider, under or with respect to any such documents.

SECTION 5. Representations and Warranties. Each Loan Party represents and warrants that (a) it has the organizational power and authority to make, deliver and perform this Amendment, (b) it has taken all necessary organizational or other action to authorize the execution, delivery and performance of this Amendment, (c) this Amendment has been duly executed and delivered by it, (d) this Amendment constitutes a legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally, regardless of whether considered in a proceeding in equity or at law, (e) each of the representations and warranties made by the Company in Section 5 of the Reimbursement Agreement is true and correct in all material respects as to each Loan Party on and as of the date hereof with the same effect as though made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties are true and correct in all material respects as of such earlier date); provided that any representation and warranty qualified by “materiality”, “Material Adverse Effect” or similar language is true and correct (after giving effect to any qualification therein) in all respects, (f) as of the date hereof, it has no defenses, setoffs, rights of recoupment, counterclaims or claims of any nature whatsoever with respect to the obligations due thereunder, and to the extent any such defenses, setoffs, rights of recoupment, counterclaims or claims may exist on or prior to the date hereof, the same are hereby expressly waived, released and discharged, and (g) after giving effect to this Amendment, Amendment No. 5 to Intercreditor Agreement and Amendment No. 1 to Guarantee and Collateral Agreement, no Default or Event of Default has occurred and is continuing as of the date hereof or after giving effect hereto.

SECTION 6. Costs and Expenses. The Company agrees to pay all reasonable and documented out-of-pocket costs and expenses incurred by the LC Provider and each Agent and their respective Affiliates in connection with the preparation, negotiation, execution, delivery and administration of this Amendment and the other instruments and documents to be delivered hereunder, including, without limitation, the reasonable and documented fees, charges and disbursements of counsel for the LC Provider and each Agent with respect thereto and with respect to advising the LC Provider and each Agent as to its rights and responsibilities hereunder and thereunder.

SECTION 7. Execution in Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by facsimile or other electronic imaging means), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. In proving this Amendment in any judicial proceedings, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom such enforcement is sought. Any signatures delivered by a party hereto by facsimile transmission or by e-mail transmission shall be deemed an original signature hereto.

SECTION 8. Governing Law. THIS AMENDMENT AND ANY DISPUTE, CLAIM OR CONTROVERSY ARISING OUT OF OR RELATING TO THIS AMENDMENT (WHETHER ARISING IN CONTRACT, TORT OR OTHERWISE) SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW RULES THAT WOULD RESULT IN THE APPLICATION OF A DIFFERENT GOVERNING LAW.

SECTION 9. Entire Agreement; Section Heading; Severability. This Amendment is the entire agreement, and supersedes any prior agreements and contemporaneous oral agreements, of the parties concerning its subject matter. The Section headings used in this Amendment are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. The parties hereto shall endeavor in good-faith negotiations to replace any invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 10. Successors and Assigns. This Amendment shall be binding on and inure to the benefit of the parties and their respective heirs, beneficiaries, successors and permitted assigns.

SECTION 11. Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE REQUIREMENTS OF LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT, BREACH OF DUTY, COMMON LAW, STATUTE OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 11. EACH PARTY

HERETO FURTHER REPRESENTS AND WARRANTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

SECTION 12. Reaffirmation; Other Agreements. Each Loan Party, as of the Second Amendment Effective Date, (i) acknowledges and agrees that that all of its obligations in respect of the Credit under the Amended Credit Agreement remain outstanding under the Reimbursement Agreement, and that all of its Reimbursement Obligations under the Reimbursement Agreement and other Loan Documents to which it is a party are reaffirmed and remain in full force and effect on a continuous basis as and to the extent provided in the Loan Documents; (ii) reaffirms each Lien granted by it to the Collateral Agent for the benefit of the Secured Parties and reaffirms its guarantee as and to the extent provided in the Loan Documents; and (iii) acknowledges and agrees that the grants of security interests by and the guarantee of the Loan Parties, and all Security Documents are, and shall remain, in full force and effect after giving effect to this Amendment as and to the extent provided in the Loan Documents. Nothing in this Amendment shall be construed as a substitution or novation of the obligations in respect of the Credit outstanding under the Amended Credit Agreement, the Reimbursement Agreement or any other Loan Document, and such obligations remain in full force and effect, except to any extent modified hereby.

SECTION 13. LC Provider Direction. By its execution and delivery of its signature page hereto, the LC Provider is authorizing and directing each of the Collateral Agent and Disbursing Agent to execute and deliver (i) this Amendment, (ii) that certain Amendment No. 5 to Intercreditor Agreement (attached hereto as Exhibit B), and (iii) that certain Amendment No. 1 to Guarantee and Collateral Agreement (attached hereto as Exhibit C).

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized officers, all as of the day and year first written above.

COMPANY:

FREIGHTCAR AMERICA, INC.

By: /s/ Michael Riordan

Name: Michael Riordan

Title: Authorized Person

Address for Notices to the Company and the Subsidiary Guarantors:

Freight Car America, Inc.

125 South Wacker Drive, Suite 1500

Chicago, Illinois 60606

Attention: Michael Riordan, Chief Financial Officer

Email: mriordan@freightcar.net

With a copy (which does not constitute notice) to:

Freight Car America, Inc.

125 South Wacker Drive, Suite 1500

Chicago, Illinois 60606

Attention: Celia Perez, General Counsel

Email: mriordan@freightcar.net

SUBSIDIARY GUARANTORS:

FREIGHTCAR NORTH AMERICA, LLC

By: /s/ Michael Riordan

Name: Michael Riordan

Title: Authorized Person

JAC OPERATIONS, INC.

By: /s/ Michael Riordan

Name: Michael Riordan

Title: Authorized Person

FREIGHT CAR SERVICES, INC.

By: /s/ Michael Riordan

Name: Michael Riordan

Title: Authorized Person

JAIX LEASING COMPANY

By: /s/ Michael Riordan

Name: Michael Riordan

Title: Authorized Person

FREIGHTCAR SHORT LINE, INC.

By: /s/ Michael Riordan

Name: Michael Riordan

Title: Authorized Person

JOHNSTOWN AMERICA, LLC

By: /s/ Michael Riordan

Name: Michael Riordan

Title: Authorized Person

FREIGHTCAR ALABAMA, LLC

By: /s/ Michael Riordan

Name: Michael Riordan

Title: Authorized Person

FREIGHTCAR RAIL SERVICES, LLC

By: /s/ Michael Riordan

Name: Michael Riordan

Title: Authorized Person

FREIGHTCAR RAIL MANAGEMENT SERVICES, LLC

By: /s/ Michael Riordan

Name: Michael Riordan

Title: Authorized Person

FCA-FASEMEX, LLC

By: /s/ Michael Riordan

Name: Michael Riordan

Title: Authorized Person

FCA-FASEMEX, S. DE R.L., DE C.V.

By: /s/ Michael Riordan

Name: Michael Riordan

Title: Authorized Person

FCA-FASEMEX ENTERPRISE, S. DE R.L., DE C.V.

By: /s/ Michael Riordan

Name: Michael Riordan

Title: Authorized Person

LC PROVIDER:

CO FINANCE LVS VI LLC

By: /s/ Christopher Neumeyer

Name: Christopher Neumeyer

Title: Authorized Person

Address for Notices:

Sheppard Mullin

333 South Hope Street

Forty-Third Floor

Los Angeles, CA 90071

Attention: Stacey L. Rosenberg, Esq.

Telephone 213-617-4128

Facsimile: 213-443-2751

Email: srosenberg@sheppardmullin.com

DISBURSING AGENT AND COLLATERAL AGENT:

U.S. BANK NATIONAL ASSOCIATION, solely in its capacity as Disbursing Agent and Collateral Agent and not in its individual capacity

By: /s/ Prital K. Patel

Name: Prital K. Patel

Title: Vice President

Address for Notices:

214 N. Tryon Street, 27th Floor

Charlotte, NC 28202

Attention: CDO Trust Services/James Hanley

Fax No: 704-335-4670

Tel: 302-576-3714

Email: james.hanley1@usbank.com

Exhibit A

Amended Reimbursement Agreement

[attached]

~~FINAL VERSION~~

AmericasActive:18517392.8

Exhibit A

Amended and Restated Reimbursement Agreement

This AMENDED AND RESTATED REIMBURSEMENT AGREEMENT (this

“Agreement”) ~~is entered into~~, dated as of December 30, 2021 and amended as of May 22, 2023, is by and among: (i) CO FINANCE LVS VI LLC, a Delaware limited liability company, as LC Provider (in such capacity and together with its successors and permitted assigns in such capacity, “LC Provider”; provided that there shall only be one LC Provider at any time), (ii) U.S. BANK, NATIONAL ASSOCIATION, as ~~Disbursing Agent~~disbursing agent (in such capacity and together with its successors and permitted assigns in such capacity, “Disbursing Agent”)~~, (iii) ALTER DOMUS (US) LLC, as calculation agent for LC Provider (in such capacity and~~  and as collateral agent for the Secured Parties (together with its successors and permitted assigns in such capacity, the “~~Calculation~~Collateral Agent”), and ~~(iv)~~(iii) FREIGHTCAR AMERICA, INC., a Delaware corporation (“Company”).

WHEREAS, certain of the parties have previously entered into that certain Credit Agreement, dated as of October 13, 2020, by and among Company, FreightCar North America, LLC (“Borrower”), the several financial institutions or other entities from time to time parties thereto including LC Provider ~~(the “Lenders”)~~, the Disbursing Agent and U.S. Bank National Association, as collateral agent for the Secured Parties (as defined therein) (as amended by that certain Amendment No. 1 to Credit Agreement dated as of January 30, 2021, Amendment No. 2 to Credit Agreement dated as of May 14, 2021, Amendment No. 3 to Credit Agreement dated as of July 30, 2021, Amendment No. 4 to Credit Agreement dated as ~~the date hereof, and as it may be further amended, restated, supplemented or otherwise modified from time to time~~of December 30, 2021, Amendment No. 5 to Credit Agreement dated as of March 1, 2022, Amendment No. 6 to Credit Agreement dated as of January 30, 2023, Amendment No. 7 to Credit Agreement dated as of February 27, 2023, and Amendment No. 8 to Credit Agreement dated as of March 23, 2023, the “Amended Credit Agreement”). ~~All capitalized undefined terms used in this Agreement shall have the meanings assigned thereto in the Amended Credit Agreement.~~

WHEREAS, Company ~~has~~ requested, and LC Provider has obtained, a standby letter of credit (as may be amended from time to time, the “Credit”) from Wells Fargo Bank, N.A. (“Issuer”), in the principal sum of $25,000,000 (TWENTY-FIVE MILLION AND 00/100 DOLLARS) (the “Principal Amount”) for the account of Company and for the benefit of SIENA LENDING GROUP LLC (“Beneficiary”).

WHEREAS, Company has agreed to ~~reimburse~~make payments to the Disbursing Agent, for the account of LC Provider, in the event of any drawings under the Credit by Beneficiary.

WHEREAS, in connection with the aforementioned recitals, Company, LC Provider, Disbursing Agent and Alter Domus (US) LLC, as calculation agent (in such capacity, the “Calculation Agent”) entered into that certain Reimbursement Agreement dated as of July 30, 2021 (the “Original Reimbursement Agreement”), which was subsequently amended and restated by the Company, LC Provider, Disbursing Agent and Calculation Agent on December 30, 2021 (the Original Reimbursement Agreement as so amended and restated, the “Amended and Restated Reimbursement Agreement”).

~~WHEREAS, Company, LC Provider, Disbursing Agent and Calculation Agent desire to amend and restate the Original Reimbursement Agreement on the terms set forth herein~~

WHEREAS, the Amended and Restated Reimbursement Agreement is a Loan Document under the Amended Credit Agreement, and the obligations of the Company under the Amended and Restated Reimbursement Agreement are Obligations (under and as defined in the Amended Credit Agreement) secured by the Collateral.

WHEREAS, on March 23, 2023, the Company and certain funds affiliated with the LC Provider entered into the Securities Purchase Agreement (the “Securities Purchase Agreement”) pursuant to which the purchasers thereunder agreed to purchase newly-issued preferred securities of the Company (the “Preferred Shares”), the proceeds of which will be used to pay in full in cash all of the outstanding Obligations under the Amended Credit Agreement other than the Reimbursement Obligations in respect of the Credit (the “Conversion Transaction”).

WHEREAS, in connection with the Conversion Transaction, the parties wish to (i) terminate the Amended Credit Agreement (but, for the avoidance of doubt, the Company’s obligations in respect of the Credit shall not be terminated), and (ii) amend the Amended and Restated Reimbursement Agreement to reflect the Company’s continuing obligations to LC Provider in respect of the Credit, which obligations shall (x) after the Second Amendment Effective Date (as defined below), be solely as set forth in this Agreement and (y) continue to be secured by the Collateral.

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), Company agrees that the following terms and conditions of this Agreement shall apply to the Credit:

1.
Instructions. Inquiries, communications and instructions (whether written, facsimile or in other electronic form approved by Disbursing Agent, Calculation Agent and LC Provider) regarding the Credit and this Agreement are each referred to herein as “Instructions”. Disbursing Agent’s, Calculation Agent’s and LC Provider’s records of the content of any Instruction will be conclusive, absent manifest error.

2.
Company’s Reimbursement and Payment Obligations and Terms.

(a)
Payments.

(i)
LC Provider shall provide Company and Disbursing Agent with written notice of the amount of each drawing paid by Issuer to Beneficiary under the Credit on the date of such drawing;

(ii)
~~(i)~~ Company shall pay to Disbursing Agent, for the account of LC Provider, the amount of each drawing paid by Issuer to Beneficiary under the Credit one (1) Business Day after LC Provider notifies Company and Disbursing Agent in writing of such drawing;

(iii)
~~(ii)~~ Company shall pay to Disbursing Agent, for the account of LC Provider, the Letter of Credit Fee (as defined below), which shall be due and payable quarterly beginning on August 2, 2021 and thereafter on each three (3) month anniversary thereof for so long as the Credit remains outstanding; provided, that any Letter of Credit Fee that would otherwise be due and payable during the Closing Period, shall accrue and become payable and be paid on the date that the Closing Period terminates (for the avoidance of doubt, any such accrued Letter of Credit Fee and any other amounts then due with respect to the Letter of Credit Fee will be paid upon Closing (as such term is defined in the Purchase Agreement)); provided further that the Company shall provide no less than two (2) Business Days prior written notice to the Disbursing Agent and the Calculation Agent of the date of Closing. The Letter of Credit Fee shall be fully earned when paid and shall not be refundable for any reason whatsoever. Calculation Agent shall determine the Letter of Credit Fee one (1) Business Day prior to the date it is required to be paid and shall notify Disbursing Agent and Company of such amount on such determination date~~;~~. Notwithstanding anything contained herein to the contrary, no Letter of Credit Fee under this Section 2(a)(iii) shall be payable by the Company after the Second Amendment Effective Date.

(iv)
~~(iii)~~ Company shall pay to LC Provider (or, so long as CO Finance LVS VI LLC is the LC Provider, to OC III LVS XII LP if such LC Provider has notified Company in writing of such designation at least one Business Day prior to the date the Equity Fee is issuable) the Equity Fee (as defined below), which shall be due and issuable quarterly on the second Business Day immediately succeeding the last Business Day of the applicable Measurement Period, in each case, for so long as the Credit remains outstanding; provided that, (1) the Equity Fee shall no longer be issued once the Maximum Equity has become issuable hereunder and (2) on any date on which the Equity Fee shall be issuable, Company shall, upon two Business Days’ prior written notice to each of LC Provider, Disbursing Agent and Calculation Agent, have the option of paying the Equity Fee in cash equal to $1,000,000 if (x) Company has previously issued Equity Fees in a number of shares of Common Stock equal to (I) 5.0% multiplied by (II) the total number of shares of Common Stock outstanding as of the date of this Agreement, rounded down to the nearest whole share of Common Stock, and (y) Company has at least $15,000,000 of

Repayment Liquidity after giving effect to such payment; provided further, that in the case of the foregoing clause (2), in addition to such two Business Days’ prior written notice to LC Provider, Disbursing Agent and Calculation Agent of such election by Company, Company shall also certify in writing to each of Disbursing Agent and Calculation Agent that the conditions precedent set forth in this Section 2(a)(~~iii~~iv) to such election have been satisfied. The Equity Fee shall be fully earned on the last Business Day of the applicable Measurement Period and shall not be refundable for any reason whatsoever. For any Measurement Period, if Company has not provided two Business Days’ prior written notice to each of LC Provider, Disbursing Agent and Calculation Agent of its election to pay the Equity Fee in cash, Calculation Agent shall determine the Equity Fee on the last Business Day of such applicable Measurement Period and shall notify Disbursing Agent, Company and LC Provider on such determination date of the number of shares of Common Stock constituting the Equity Fee, as determined by it, to be issued to LC Provider. For any Measurement Period, if Company has provided two Business Days’ prior written notice to each of LC Provider, Disbursing Agent and Calculation Agent of its election to pay the Equity Fee in cash, the Equity Fee for such applicable Measurement Period shall be $1,000,000. For the avoidance of doubt, notwithstanding anything herein to the contrary, under no circumstances shall Company pay the Equity Fee to Disbursing Agent or Calculation Agent, and neither Disbursing Agent nor Calculation Agent shall have any obligation to receive any such Equity Fee or be deemed or designated as a designee for LC Provider in connection with any such payment of the Equity Fee. Notwithstanding anything to the contrary set forth herein, any Equity Fee that would otherwise be due and payable during the Closing Period, shall accrue and become payable and be paid on the date that the Closing Period terminates (for the avoidance of doubt, any such accrued Equity Fee and any other amounts then due with respect to the Equity Fee will be paid upon Closing (as such term is defined in the Purchase Agreement)). Each of Company, LC Provider and Disbursing Agent hereby acknowledges and agrees that, notwithstanding anything contained herein to the contrary, as of the Second Amendment Effective Date, the Maximum Equity has been issued hereunder and the Equity Fee shall no longer be issued;

(v)
~~(iv)~~ Company shall pay to Disbursing Agent, for the account of LC Provider (or, so long as CO Finance LVS VI LLC is the LC Provider, to OC III LVS XII LP if such LC Provider has notified Company and Disbursing Agent in writing of such designation at least one Business Day prior to the date the Cash Fee is payable) the Cash Fee (as defined below), which shall be due and payable in cash quarterly beginning on the date that the Maximum Equity has been issued and thereafter on the Business Day immediately succeeding the last Business Day of the applicable Measurement Period for so long as the Credit remains outstanding; provided that any Cash Fee that would otherwise be due and payable during the Closing Period, shall accrue and become payable and be paid on the date that the Closing Period terminates (for the avoidance of doubt, such accrued Cash Fee and any other amounts then due with respect to the Cash Fee will be paid upon Closing (as such term is defined in the Purchase Agreement))~~. The Cash Fee shall be fully earned when paid and shall not be refundable for any reason whatsoever. Calculation Agent shall determine the Cash Fee on the last day of the~~; provided further that on and after the Second Amendment Effective Date, the Cash Fee shall be payable on the Business Day immediately succeeding the last Business Day of the applicable Measurement Period (for the avoidance of doubt, each such payment shall be made in arrears in respect of the Measurement Period ended immediately prior to the due date for such payment (i.e., for a Measurement Period commencing on April 29, 2023 and ending on July 29, 2023, payment is due on July 31, 2023 for the April 29 - July 29 Measurement Period)) as follows:

(a) for the period commencing on the Second Amendment Effective Date and ending on July 29, 2023 (i.e., in respect of the Measurement Period that commenced prior to the Second Amendment Effective Date), an amount equal to $287,671.23; and

(b) for each Measurement Period thereafter, the Cash Fee (i.e., $375,000 each quarter); provided that if this Agreement terminates for any reason whatsoever, including, for the avoidance of doubt, upon payment, expiration or cancellation of the Credit, on a date other than the last day of a Measurement Period, the Cash Fee for the then-current Measurement Period shall be an amount equal to the product of: (A) the number of days elapsed in the Measurement Period in which this Agreement terminates (including the first day of such Measurement Period and the day that this Agreement terminates) divided by 365, multiplied by (B) $1,500,000 (such amount, the “Termination Payment”).

The LC Provider shall calculate the Termination Payment in connection with the termination of this Agreement and shall notify the Disbursing Agent and Company of such amount on ~~such~~the date of determination ~~date; and~~. Neither the Disbursing Agent nor the Collateral Agent shall be responsible for calculation of the Termination Payment. For the avoidance of doubt, the Termination Payment shall be due in cash on the date that this Agreement terminates. The Cash Fee and Termination Payment shall each be fully earned when paid and shall not be refundable for any reason whatsoever.

(vi)
~~(v)~~ Company shall pay LC Provider’s, Disbursing Agent’s and Calculation Agent’s reasonable and documented out-of-pocket charges, costs and expenses (including the reasonable legal fees, charges and disbursements of external counsel for LC Provider, Disbursing Agent and Calculation Agent) incurred in connection with the protection or enforcement of LC Provider’s, Disbursing Agent’s and Calculation Agent’s rights under this Agreement.

(b)
Definitions. Capitalized terms used and not defined herein, shall have the meanings given to such terms in the Amended Credit Agreement as in effect immediately prior to the Second Amendment Effective Date. As used in this Agreement, in addition to the terms defined elsewhere in this Agreement, the following capitalized terms have the meanings ascribed to such terms:

1.
~~(A)~~ “10-Day VWAP” means the volume weighted average price of the Common Stock traded on the Nasdaq Capital Market, or any other national securities exchange on which the shares of such Common Stock are then traded, for the ten (10) trading days ending on the last Business Day of the applicable Measurement Period.

2.
“Affiliate” means with respect to a specified Person, another Person that directly or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified; provided, however, that, the term “Affiliate” shall also include any Person that directly or indirectly owns 10% or more of any class of Equity Interests of the Person specified or that is an officer or director of the Person specified.

3.
“Agents” means the Disbursing Agent, the Collateral Agent and/or the Calculation Agent, as the context may require.

4.
“Agreement” has the meaning set forth in the preamble hereto.

5.
“Amended and Restated Reimbursement Agreement” has the meaning set forth in the recitals hereto.

6.
“Amended Credit Agreement” has the meaning set forth in the recitals hereto.

7.
“Anti-Corruption Laws” means mean all laws, rules, and regulations of any jurisdiction applicable to the Company or any of its Affiliates from time to time concerning or relating to bribery or corruption, including without limitation the United States Foreign Corrupt Practices Act of 1977, as amended, the UK Bribery Act 2010, the Mexican Ley General del Sistema Nacional Anticorrupción, the Mexican Ley General de Responsabilidades Administrativas, and the Mexican Federal Criminal Code and other similar legislation in any other jurisdictions.

8.
“Anti-Money Laundering Laws” means mean all applicable financial recordkeeping and reporting requirements and the money laundering statutes and the rules and regulations thereunder and any related or similar rules, regulations or guidelines, which in each case are issued, administered or enforced by any Governmental Authority having jurisdiction over the Company or any other Loan Party. For the avoidance of doubt, the term “Anti-Money Laundering Laws” shall include, but shall not be limited to, all laws, rules and regulations of the United States, the United Nations Security Council, the European Union or its Member States, the United Kingdom and His Majesty’s Treasury, and Germany, relating to bribery, corruption, money laundering or terrorist financing, including, without limitation, the Bank Secrecy Act, 31 U.S.C. section 5311 et seq.; Title III of the USA Patriot Act; 18 U.S.C. section 1956; 18 U.S.C. section 1957; the Financial Recordkeeping and Reporting of Currency and Foreign Transactions Regulations, 31 C.F.R. Part 103; the United Kingdom Proceeds of Crime Act 2002; and the United Kingdom Money Laundering, Terrorist Financing and Transfer of Funds (Information on the Payer) Regulations 2017 and the Mexican Ley Federal para la Prevención e Identificación de Operaciones con Recursos de Procedencia Ilícita and its applicable regulations.

9.
“Bankruptcy Code” means Title 11 of the United States Code entitled “Bankruptcy”, as now and hereafter in effect, or any successor statute.

10.
“Base Rate” means for any day, a per annum rate of interest equal to the greatest of (a) the Prime Rate in effect on such day, (b) the Federal Funds Effective Rate in effect on such day plus 0.50% and (c) 2.50%; provided that, if the Base Rate determined based on the foregoing is less than zero, such rate shall be deemed to be zero for the purposes of this Agreement. Any change in the Base Rate due to a change in the Prime Rate or the Federal Funds Effective Rate shall be effective as of the opening of business on the effective day of such change in the Prime Rate or the Federal Funds Effective Rate, respectively.

11.
“Beneficiary” has the meaning set forth in the recitals hereto.

12.
“Borrower” has the meaning set forth in the recitals hereto.

13.
~~(B)~~ “Business Day” means any day that is not a Saturday, Sunday or other day on which commercial banks are authorized or required to close in New York, New York.

14.
“Calculation Agent” has the meaning set forth in the recitals hereto.

15.
~~(C)~~ “Cash Fee” means a cash fee equal to $1,000,000; provided that for the avoidance of doubt, solely with respect to the quarter in which the Maximum Equity is issued (the “Final Equity Quarter”), the Cash Fee shall be equitably reduced by the value of any Equity Fee issued by Company with respect to the Final Equity Quarter; provided further that, notwithstanding the foregoing or anything contained herein to the contrary, on and after the Second Amendment Effective Date, the Cash Fee shall be a cash fee equal to $375,000.

16.
“Change of Control” means the occurrence of any of the following events:

a.
any Person or “group” (within the meaning of Rules 13d-3 and 13d-5 under the Exchange Act) shall have (x) acquired beneficial ownership or control of 50.1% or more on a fully diluted basis of the voting and/or economic interest in the Equity Interests of the Company or (y) obtained the power (whether or not exercised) to elect a majority of the members of the board of directors (or similar governing body) of the Company; or

b.
any “change of control” or similar event (however denominated) shall occur under any indenture or other agreement with respect to Material Indebtedness of any Loan Party.

17.
“CIP Regulations” has the meaning set forth in Section 8(b)(xi).

18.
~~(D)~~ “Closing Period” means the period commencing on March 23, 2023 and ending on the earliest to occur of (i) May 22, 2023, (ii) payment of the Obligations in full in cash at the Closing (as such term is defined in the Securities Purchase Agreement) and (iii) the termination of the Securities Purchase Agreement, including, but not limited to, any termination due to the Company accepting a Superior Offer (as such term is defined in the Securities Purchase Agreement). The Company shall promptly notify the Calculation Agent in writing of the end of the Closing Period.

19.
“Code” means the Internal Revenue Code of 1986, as amended (unless otherwise provided herein).

20.
“Collateral” means all Property of the Loan Parties, now owned or hereafter acquired, upon which a Lien is purported to be created by any Security Document,

but in any event excluding Excluded Assets.

21.
“Collateral Agent” has the meaning set forth in the preamble hereto.

22.
~~(E)~~ “Common Stock” means Common Stock, par value $0.01 per share, of the Company.

23.
“Company” has the meaning set forth in the preamble hereto.

24.
“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities or by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto.

25.
“Conversion Transaction” has the meaning set forth in the recitals hereto.

26.
“Costs” has the meaning set forth in Section 4(a).

27.
“Credit” has the meaning set forth in the recitals hereto.

28.
“Debtor Relief Laws” means the Bankruptcy Code, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization or similar debtor relief laws of the United States of America or other applicable jurisdictions from time to time in effect.

29.
“Default” means any event, occurrence or condition which is, or upon notice, lapse of time or both would constitute, an Event of Default.

30.
“Disbursing Agent” has the meaning set forth in the preamble hereto.

31.
“Drawing Document” has the meaning set forth in Section 2(e).

32.
~~(F)~~ “Equity Fee” means a fee equal to the number of shares of Common Stock obtained by dividing (a) $1,000,000 by (b) the 10-Day VWAP.

33.
“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, the regulations promulgated thereunder and any successor thereto.

34.
“ERISA Affiliate” means any trade or business (whether or not incorporated) that, together with any Group Member, is treated as a single employer under Section 414(b) or (c) of the Code, or solely for purposes of Section 302 or 303 of ERISA or Section 412 or 430 of the Code, is treated as a single employer under Section 414 of the Code. Any former ERISA Affiliate of the Group Members shall continue to be considered an ERISA Affiliate of the Group Members within the meaning of this definition with respect to the period such entity was an ERISA Affiliate of any Group Member and with respect to liabilities arising after such period for which any Group Member could be liable under the Code or ERISA.

35.
“ERISA Event” means (a) a “reportable event” within the meaning of Section 4043(c) of ERISA and the regulations issued thereunder with respect to any Single Employer Plan (excluding those for which the provision for 30 day notice to the PBGC has been waived by regulation in effect on October 12, 2020); (b) the material failure to meet the minimum funding standard of Sections 412 or 430 of the Code or Sections 302 or 303 of ERISA with respect to any Single Employer Plan, whether or not waived; (c) the filing pursuant to Section 412(c) of the Code or Section 302(c) of ERISA of an application for a waiver of the minimum funding standard with respect to any Single Employer Plan; (d) the termination of any Single Employer Plan or the withdrawal or partial withdrawal of any Group Member from any Single Employer Plan or Multiemployer Plan; (e) a determination that any Single Employer Plan is, or is expected to be, in “at risk” status (as defined in Section 430 of the Code or Section 303 of ERISA); (f) a determination that any Multiemployer Plan is, or is expected to be, in “critical” or “endangered” status under Section 432 of the Code or Section 305 of ERISA; (g) the receipt by any Group Member or any of their respective ERISA Affiliates from the PBGC or a plan administrator of any notice relating to an intention to terminate any Single Employer Plan or to appoint a trustee to administer any Single Employer Plan; (h) the adoption of any amendment to a Single Employer Plan that would require the provision of security pursuant to Section 436(f) of the Code; (i) the receipt by any Group Member or any of their respective ERISA Affiliates of any notice concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent, within the meaning of Title IV of ERISA; (j) the material failure by any Group Member or any of their respective ERISA Affiliates to make a required contribution to a Multiemployer Plan; (k) the occurrence of a nonexempt prohibited transaction (within the meaning of Section 4975 of the Code or Section 406 of ERISA) which could reasonably be expected to result in material liability to any Group Member; (l) the imposition of lien pursuant to Section 430(k) of the Code or Section 303(k) of ERISA or a violation of Section 436 of the Code with respect to any Single Employer Plan; (m) the assertion of a material claim (other than routine claims for benefits) against any Plan other than a Multiemployer Plan or the assets thereof, or against any Group Member or any of their respective ERISA Affiliates in connection with any Plan; or (n) the occurrence of an act or omission which could give rise to the imposition on any Group Member or any of their respective ERISA Affiliates of any material fine, penalty, tax or related charge under Chapter 43 of the Code or under Section 409, Section 502(c), (i) or (l), or Section 4071 of ERISA in respect of any Plan.

36.
“Event of Default” means any of the events specified in Section 7(a); provided that any requirement for the giving of notice, the lapse of time, or both, has been satisfied.

37.
“Excluded Assets” means:

a.
any fee owned Real Property (other than Material Owned Real Property) and any leasehold rights and interests in Real Property;

b.
commercial tort claims where the amount of damages claimed by the applicable Loan Party is less than $500,000;

c.
governmental licenses, state or local franchises, charters and authorizations and any other property and assets to the extent that the Collateral Agent may not validly possess a security interest therein under applicable Requirements of Law (including, without limitation, rules and regulations of any Governmental Authority or agency) or the pledge or creation of a security interest in which would require governmental consent, approval, license or authorization that has not been obtained after the applicable Loan Party has used commercially reasonable efforts to do so, other than to the extent such prohibition or limitation on possessing a security interest therein is rendered ineffective under the UCC or other applicable Requirements of Law notwithstanding such prohibition or limitation;

d.
any lease, license, Permit or agreement to the extent that a grant of a security interest therein (i) is prohibited by applicable Requirements of Law other than to the extent such prohibition is rendered ineffective under the UCC or other applicable Requirements of Law notwithstanding such prohibition or (ii) to the extent and for so long as it would violate or invalidate the terms thereof (in each case, after giving effect to the relevant provisions of the UCC or other applicable Requirements of Law) or would give rise to a termination right of an unaffiliated third party thereunder or require consent of an unaffiliated third party thereunder (except to the extent such provision is overridden by the UCC or other Requirements of Law), in each case, only to the extent that such limitation on such pledge or security interest is otherwise permitted under Section 6.11 of the Amended Credit Agreement as in effect immediately prior to the Second Amendment Effective Date;

e.
(i) Margin Stock (to the extent a security interest therein would violate the provisions of the regulations of the Board of Governors, including Regulation T, Regulation U or Regulation X) and (ii) Equity Interests in any Person other than Wholly Owned Subsidiaries that cannot be pledged without the consent of unaffiliated third parties (unless such consent has been obtained);

f.
(i) voting Equity Interests in excess of 65% (or such greater percentage that could not reasonably be expected to cause any material adverse Tax consequences) of the total voting Equity Interests in any Excluded Foreign Subsidiary and (ii) any assets of any Excluded Foreign Subsidiary (including 100% of the Equity Interests in any Subsidiary whose immediate parent is an Excluded Foreign Subsidiary);

g.
any intent-to-use trademark or service mark application prior to the filing of a “Statement of Use” or “Amendment to Allege Use” with respect thereto and acceptance thereof by the United States Patent and Trademark Office, to the extent, if any, that, and solely during the period, if any, in which the grant of a security interest therein would impair the validity or enforceability of or void such intent-to-use trademark or service mark application or any registration that may issue therefrom under applicable federal law;

h.
machinery and equipment located at the Shoals Facility that is transferred to the landlord or otherwise disposed of in connection with the Shoals Facility Lease Termination (including any such disposition made by the Mexican Subsidiaries if any of such machinery and equipment is first transferred to them); and

i.
particular assets if and for so long as, if reasonably agreed by LC Provider and the Company, the cost of creating a pledge or security interest in such assets exceed the practical benefits to be obtained by LC Provider therefrom;

provided, however, that Excluded Assets shall not include any proceeds, substitutions or replacements of any Excluded Assets referred to in clauses (a) through (i) (unless such Proceeds, substitutions or replacements would independently constitute Excluded Assets referred to in clauses (a) through (i)).

38.
“Excluded Foreign Subsidiary” means for so long as any such Subsidiary’s status as a Guarantor (or the pledge of such Subsidiary’s Equity Interests or assets) could reasonably be expected to cause material adverse Tax consequences, (a) each Foreign Subsidiary that is a “controlled foreign corporation” within the meaning of Section 957 of the Code, and (b) each Domestic Foreign Holding Company. For the avoidance of doubt, the definition of Excluded Foreign Subsidiary shall include any Foreign Subsidiaries in existence on the Closing Date (other than the Mexican Subsidiaries).

39.
“Excluded Perfection Assets” means:

a.
(i) rail cars (other than any rail cars owned by any Loan Party that are leased, or intended to be leased, to third parties, which are required to be perfected), (ii) motor vehicles and other assets (other than rail cars) subject to certificates of title with a book value of less than $100,000 individually and $200,000 in the aggregate and (iii) airplanes;

b.
letter of credit rights, except to the extent constituting support obligations for other Collateral as to which perfection of the security interest in such other Collateral is accomplished solely by the filing of a UCC financing statement or another method that is required by the Security Documents for such other Collateral;

c.
particular assets if and for so long as, if reasonably agreed by LC Provider and the Company, the cost of perfecting a pledge or security interest in such assets exceed the practical benefits to be obtained by LC Provider therefrom.

39.
“Excluded Subsidiary” means shall mean (a) any Subsidiary that is not a Wholly Owned Subsidiary of a Loan Party, (b) any Immaterial Subsidiary, (c) any special purpose securitization vehicle (or similar entity), (d) any captive insurance Subsidiary, (e) any not-for-profit Subsidiary and (f) any Excluded Foreign Subsidiary.

40.
“Excluded Taxes” means any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient: (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any LC Provider, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of any LC Provider, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such LC Provider with respect to the Credit pursuant to a law in effect on the date on which (i) such LC Provider acquires such interest in the Credit or in this Agreement or (ii) such LC Provider changes its lending office, except in each case to the extent that, amounts with respect to such Taxes were payable either to such LC Provider’s assignor immediately before such LC Provider became a party hereto or to such LC Provider immediately before it changed its lending office, (c) Taxes attributable to such Recipient’s failure to comply with Section 2.16(g) of the Amended Credit Agreement as in effect immediately prior to the Second Amendment Effective Date and (d) any U.S. federal withholding Taxes imposed under FATCA.

41.
“FATCA” means Sections 1471 through 1474 of the Code, as of the date of October 13, 2020 (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof and any agreements entered into pursuant to Section 1471(b)(1) of the Code.

42.
“Federal Funds Effective Rate” means for any day, the rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided that (i) if such day is not a Business Day, the Federal Funds Effective Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day and (ii) if no such rate is so published on such next succeeding Business Day, the Federal Funds Effective Rate for such day shall be the average rate charged to the Disbursing Agent on such day on such transactions as determined by the Disbursing Agent.

43.
“Governmental Authority” means the government of the United States of America or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank).

44.
“Group Member” means each of the Company, the Borrower, and their Subsidiaries (other than any Railcar Leasing Subsidiary) and “Group Members” refers to each such Person, collectively.

45.
“Guarantee and Collateral Agreement” means the Guarantee and Collateral Agreement dated as of October 13, 2020, among the Company, the Borrower and the subsidiary guarantors party thereto in favor of the Collateral Agent, as the same may be amended, restated, supplemented or otherwise modified from time to time.

46.
“Guarantors” means, collectively, the Company, the Borrower and the Subsidiary Guarantors that are guarantors on the Second Amendment Effective Date.

47.
“Immaterial Subsidiary” means shall mean any Subsidiary designated by the Company as an Immaterial Subsidiary if and for so long as such Immaterial Subsidiary, together with all other Immaterial Subsidiaries so designated as Immaterial Subsidiaries, does not have (a) total assets at such time exceeding 2.5% of the total assets of the Company and its Subsidiaries, on a consolidated basis, or (b) total revenues and operating income for the most recent 12-month period for which financial statements are available exceeding 2.5% of the total revenues and operating income for the most recent 12-month period of the Company and its Subsidiaries, on a consolidated basis; provided that any Subsidiary would not be an Immaterial Subsidiary to the extent the above required terms are not satisfied; provided, further, that the Company may undesignate any Immaterial Subsidiary in order to cause the above required terms to be satisfied.

48.
“Indebtedness” means of any Person at any date, without duplication, (a) all indebtedness of such Person for borrowed money, (b) all obligations of such Person for the deferred purchase price of Property or services, including seller notes or earn-out obligations appearing on such Person’s balance sheet in accordance with GAAP (other than trade payables incurred in the ordinary course of such Person’s business), (c) all obligations of such Person evidenced by notes, bonds, debentures, loan agreements or other similar instruments, (d) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to Property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such Property), (e) all Capital Lease Obligations, Purchase Money Obligations or Attributable Indebtedness of such Person, (f) all obligations of such Person, contingent or otherwise, as an account party or applicant under bankers’ acceptance, letter of credit or similar facilities, (g) all obligations of such Person in respect of Disqualified Equity Interests of such Person, (h) all Guarantee Obligations of such Person in respect of obligations of the kind referred to in clauses (a) through (g) above, and (i) all obligations of the kind referred to in clauses (a) through (h) above secured by (or for which the holder of such obligation has an existing right, contingent or otherwise, to be secured by) any Lien on Property (including, without limitation, accounts and contract rights) owned by such Person, whether or not such Person has assumed or become liable for the payment of such obligation, but if such obligation has not been assumed, then such obligation shall be valued at the lesser of the amount of such obligation and the fair market value of the property securing such obligation at any time of determination.

49.
“Indemnitee” has the meaning set forth in Section 4(a).

50.
“Intercreditor Agreement” means that certain Intercreditor Agreement dated as of October 13, 2020, as amended by Amendment No. 1 to Intercreditor Agreement, dated as of May 17, 2021, Amendment No. 2 to Intercreditor Agreement, dated as of July 30, 2021, Amendment No. 3 to Intercreditor Agreement, dated as of December 30, 2021, and Amendment No. 4 to Intercreditor Agreement, dated as of February 17, 2022, between Siena Lending Group LLC and the Collateral Agent, and acknowledged by the Loan Parties, as it may be further amended, restated, supplemented or otherwise modified from time to time.

51.
~~(G)~~ “ISP” means, International Standby Practices 1998 (International Chamber of Commerce Publication No. 590) and any version or revision thereof accepted by Issuer for use.

52.
“Issuer” has the meaning set forth in the recitals hereto.

53.
“LC Provider” has the meaning set forth in the preamble hereto.

54.
~~(H)~~ “Letter of Credit Fee” means a cash fee equal to two percent (2.00%), per annum, of the Principal Amount.

55.
“Lien” means with respect to any property, (a) any mortgage, deed of trust, lien (statutory or other), judgment lien, pledge, encumbrance, claim, charge, assignment, hypothecation, deposit arrangement, security interest or encumbrance of any kind or any arrangement to provide priority or preference in the nature of a security interest or any filing of any financing statement under the UCC or any other similar notice of Lien under any similar notice or recording statute of any Governmental Authority, including any easement, servitude, right-of-way or other encumbrance on title to real property, in each of the foregoing cases whether voluntary or imposed or arising by operation of law, and any agreement to give any of the foregoing, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.

56.
“Loan Documents” means, collectively, (i) this Agreement, (ii) the Security Documents, (iii) the Intercreditor Agreement and (iv) all other documents, certificates, instruments or agreements executed and delivered by or on behalf of a Loan Party for the benefit of any Agent or LC Provider in connection herewith at any time prior to, on or after the Second Amendment Effective Date.

57.
“Loan Parties” means, collectively, the Company, the Borrower and each Guarantor. For the avoidance of doubt, no Railcar Leasing Subsidiary shall be a Loan Party.

58.
“Margin Stock” has the meaning assigned to such term in Regulation U of the Board of Governors of the United States Federal Reserve System, or any successor thereto.

59.
“Material Adverse Effect” means a material adverse effect on and/or material adverse developments with respect to (a) the business, operations, properties, assets or financial condition of the Group Members taken as a whole; (b) the ability of any Loan Party to fully and timely perform its Reimbursement Obligations; (c) the legality, validity, binding effect or enforceability against any Loan Party of this Agreement or any other Loan Document to which it is a party; or (d) the rights, remedies and benefits available to, or conferred upon, any Agent, LC Provider or any other Secured Party under any Loan Document.

60.
“Material Agreement” means any agreement, contract or instrument (other than (x) agreements, contracts or instruments with customers of any Loan Party and (y) the Shoals Facility Lease) to which any Loan Party is a party or by which any Loan Party or any of its properties is bound (other than the Loan Documents) (i) pursuant to which any Loan Party is required to make payments or other consideration, or will receive payments or other consideration, in excess of $5,000,000 in any 12-month period, (ii) governing, creating, evidencing or relating to Material Indebtedness of any Loan Party or (iii) the termination or suspension of which, or the failure of any party thereto to perform its obligations thereunder, could reasonably be expected to have a Material Adverse Effect.

61.
“Material Indebtedness” means (i) the Series C Preferred Shares issued pursuant to the Preferred Documents, and (ii) any other Indebtedness (other than the Reimbursement Obligations) of any Group Member in an individual principal amount of $5,000,000 or more.

62.
“Material Owned Real Property” means any Real Property, or group of related tracts of Real Property, acquired (whether in a single transaction or a series of transactions) or owned in fee by any Loan Party, in each case, in respect of which the fair market value (including the fair market value of improvements owned or leased by such Loan Party and located thereon) on such date of determination exceeds $1,000,000.

63.
~~(I)~~ “Maximum Equity” means, as of any date of determination, the number of shares of Common Stock equal to (a) 9.99% multiplied by (b) the total number of shares of Common Stock outstanding as of the date of this Agreement, rounded down to the nearest whole share of Common Stock; provided, that in all cases Maximum Equity shall be calculated pursuant to Nasdaq Rule 5635(d) and Nasdaq’s official interpretations related thereto, it being the intention of the parties hereto that the shares of Common Stock issued pursuant to this Agreement (together with the shares of Common Stock issued pursuant to any other transaction that may be aggregated with the shares issued pursuant to this Agreement in accordance with Nasdaq rules) not constitute a “20% Issuance”, as such term is defined in Nasdaq Rule 5635(d)(1)(B), as reasonably determined in good faith by Company and LC Provider, and notified in writing to Disbursing Agent and Calculation Agent.

64.
~~(J)~~ “Measurement Period” means (a) in the case of the first Measurement Period, the period beginning on the date of this Agreement and ending on August 5, 2021, (b) in the case of the second Measurement period, the period beginning on August 6, 2021 and ending on the three month anniversary of the date of this Agreement, and
(c)
in the case of each subsequent Measurement Period, the period beginning on the calendar day immediately succeeding the last Business Day of the most recently completed Measurement Period and ending on the three month anniversary thereof.

65.
“Mortgaged Properties” means any Material Owned Real Property as to which the Collateral Agent for the benefit of the Secured Parties shall be granted a Lien pursuant to the Mortgages.

66.
“Mortgages” means each of the mortgages and deeds of trust made by any Loan Party, if any, in form and substance reasonably satisfactory to LC Provider (with such changes thereto as shall be advisable under the laws of the jurisdiction in which such mortgage or deed of trust is to be recorded), in favor of, or for the benefit of, the Collateral Agent for the benefit of the Secured Parties, as the same may be amended, supplemented, replaced or otherwise modified from time to time.

67.
“Multiemployer Plan” means a Plan that is a “multiemployer plan” as defined in Section 3(37) or Section 4001(a)(3) of ERISA.

68.
“Organizational Documents” means collectively, with respect to any Person, (i) in the case of any corporation, the certificate of incorporation or articles of incorporation and by-laws (or similar constitutive documents) of such Person, (ii) in the case of any limited liability company, the certificate or articles of formation or organization and operating agreement or memorandum and articles of association (or similar constitutive documents) of such Person, (iii) in the case of any limited partnership, the certificate of formation and limited partnership agreement (or similar constitutive documents) of such Person (and, where applicable, the equity holders or shareholders registry of such Person), (iv) in the case of any general partnership, the partnership agreement (or similar constitutive document) of such Person, (v) in any other case, the functional equivalent of the foregoing, and (vi) any shareholder, voting trust or similar agreement between or among any holders of Equity Interests of such Person.

69.
“Original Reimbursement Agreement” has the meaning set forth in the rectials hereto.

70.
“PBGC” means the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA (or any successor).

71.
“Person” means any natural Person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

72.
“Plan” means any “employee benefit plan” as defined in Section 3(3) of ERISA which is sponsored, maintained or contributed to by, or required to be contributed to by, the Company, the Borrower or any of their respective ERISA Affiliates or with respect to which the Company, the Borrower or any of their respective ERISA Affiliates has or could reasonably be expected to have liability, contingent or otherwise, under ERISA.

73.
“Preferred Documents” means the Securities Purchase Agreement and all other documents, certificates, instruments or agreements executed and delivered by or on behalf of a Loan Party in connection therewith.

74.
“Preferred Shares” has the meaning set forth in the recitals hereto.

75.
“Principal Amount” has the meaning set forth in the recitals hereto.

76.
“Property” means any right or interest in or to property of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible, including, without limitation, Equity Interests.

77.
“Railcar Leasing Subsidiary” means each of FreightCar America Leasing, LLC, a Delaware limited liability company, FreightCar America Leasing 1, LLC, a Delaware limited liability company, FreightCar America Capital Leasing, LLC, a Delaware limited liability company, and FreightCar America Railcar Management, LLC, a Delaware limited liability company.

78.
“Real Property” means all real property held or used by any Group Member, which relevant Group Member owns in fee or in which it holds a leasehold interest as a tenant.

79.
“Recipient” means (a) each Agent and (b) LC Provider, as applicable.

80.
~~(K)~~ “Reimbursement Obligations” means all reimbursement and other ~~payment~~ obligations and liabilities of Company or any Group Member to ~~Disbursing~~any Agent, LC Provider~~,~~ or any designee of LC Provider ~~provided for herein, and Calculation Agent~~ arising under, out of or in connection with this Agreement or the other Loan Documents, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred.

81.
“Related Parties” means with respect to any Person, such Person’s Affiliates and the partners, directors, officers, employees, agents, trustees, administrators, managers, advisors and representatives of such Person and of such Person’s Affiliates.

82.
“Requirements of Law” means as to any Person, such Person’s Organizational Documents, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its Property or to which such Person or any of its Property is subject.

83.
“Resignation Effective Date” has the meaning set forth in Section 8(b)(v)(A).

84.
“Sanctions” means economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (a) the U.S. government, including those administered by OFAC pursuant to various statutes, the Foreign Assets Control Regulations (31 CFR Parts 500-598) and all executive orders promulgated thereunder or the U.S. Department of State, or (b) the United Nations Security Council, the European Union or His Majesty’s Treasury of the United Kingdom.

85.
“Second Amendment” means that certain Amendment No. 2 to Amended and Restated Reimbursement Agreement dated as of May 22, 2023, by and among the Company, the Subsidiary Guarantors party thereto, LC Provider, the Disbursing Agent, the Collateral Agent and Calculation Agent.

86.
“Second Amendment Effective Date” means May 22, 2023.

87.
“Secured Parties” shall have the meaning set forth in the Guarantee and Collateral Agreement.

88.
“Securities Purchase Agreement” means that certain Securities Purchase Agreement dated as of March 23, 2023, among the Company and the purchasers party thereto, as the same may be amended, restated, modified or supplemented in accordance with its terms.

89.
“Security Documents” means, collectively, the Guarantee and Collateral Agreement, the Mortgages (if any), the Perfection Certificate, the Intellectual Property Security Agreements, the Mexican Security Documents, any control agreements or any other security documents required to be delivered pursuant to the Guarantee and Collateral Agreement or any other Loan Document and all other security documents hereafter delivered to any Agent for the purpose of granting or perfecting a Lien on any Property of any Loan Party to secure the Reimbursement Obligations.

90.
“Single Employer Plan” means any Plan that is covered by Title IV of ERISA, but which is not a Multiemployer Plan.

91.
~~(L)~~ “Standard Letter of Credit Practice” means, for Issuer, any domestic or foreign law or letter of credit practices applicable in the city in which the Credit was obtained or issued, and such laws and practices applicable in the city in which it has advised, obtained or issued, confirmed or negotiated such Credit, as the case may be. Such practices shall be (A) of banks that regularly issue letters of credit in the particular city, and (B) required or permitted under the ISP or UCP as chosen in the

Credit.

92.
“Subsidiary” means as to any Person, a corporation, partnership, limited liability company or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise qualified, all references to a “Subsidiary” or to “Subsidiaries” in this Agreement shall refer to a Subsidiary or Subsidiaries of the Company.

93.
“Subsidiary Guarantor” means each existing and subsequently acquired or organized direct or indirect Wholly Owned Subsidiary of the Company (other than any Excluded Subsidiary) which has guaranteed the Obligations.

94.
“Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

95.
“Uniform Commercial Code” or “UCC” shall mean the Uniform Commercial Code, as in effect from time to time in any applicable jurisdiction.

96.
~~(M)~~ “UCP” means, Uniform Customs and Practice for Documentary Credits 2007 Revision, International Chamber of Commerce Publication No. 600 and any version or revision thereof accepted by Issuer for use.

97.
“Wholly Owned Subsidiary” means a subsidiary of such Person of which securities (except for directors’ qualifying shares) or other ownership interests representing 100% of the Equity Interests are, at the time any determination is being made, owned, Controlled or held by such Person or one or more wholly owned subsidiaries of such Person or by such Person and one or more wholly owned subsidiaries of such Person. Unless otherwise qualified, all references to a “Wholly Owned Subsidiary” or to “Wholly Owned Subsidiaries” in this Agreement shall refer to a Wholly Owned Subsidiary or Wholly Owned Subsidiaries of the Company.

(c)
Computations and Construction. All computations of the Letter of Credit Fee and the Cash Fee shall be made on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed. Each determination by the Calculation Agent of the Letter of Credit Fee, the Equity Fee and the Cash Fee shall be conclusive and binding for all purposes, absent manifest error. Unless otherwise specified, all references herein to times of day shall be references to Eastern time (daylight or standard, as applicable).

(d)
Payments Generally; No Withholding. All reimbursements and payments required to be made in cash hereunder shall be made to Disbursing Agent, for the account of LC Provider or so long as CO Finance LVS VI LLC is the LC Provider, OC III LVS XII LP, as the case may be, free and clear of and without deduction for any present or future Taxes, counterclaim, defense, recoupment or set-off. All payments of the Equity Fee shall be made to LC Provider or its designee, as the case may be, free and clear of and without deduction for any present or future Taxes, counterclaim, defense, recoupment or set-off. All cash payments shall be made by Company to Disbursing Agent at the Payment Office prior to 1:00 p.m. on the date specified herein. Any payment made by Company hereunder that is received by Disbursing Agent after 1:00 p.m. on any Business Day shall be deemed to have been received on the next succeeding Business Day and such ~~fee~~amount, together with interest ~~on the overdue amount~~ at ~~the~~a rate ~~set forth in Section 2.11(c) of the Amended Credit Agreement~~per annum equal to the Base Rate plus 2.00%, shall continue to accrue on the overdue amount. Disbursing Agent shall distribute cash payments to LC Provider or so long as CO Finance LVS VI LLC is the LC Provider, OC III LVS XII LP, as the case may be, by wire transfer promptly upon receipt in like funds as received. If any payment hereunder becomes due and payable on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall be reflected in computing cash fees hereunder. Company shall pay all withholding, stamp and other Taxes imposed by any taxing authority in any jurisdiction on reimbursement or payment under this Agreement, and shall indemnify ~~Disbursing~~each Agent and LC Provider against all liabilities, costs, claims and expenses resulting from ~~Disbursing~~such Agent or LC Provider having to pay or from any omission to pay or delay in paying any Tax (other than Excluded Taxes).

(e)
Obligations Absolute. Company’s Reimbursement Obligations under this Section 2 are absolute, unconditional and irrevocable and shall be performed strictly in accordance with the terms of this Agreement under any and all circumstances whatsoever, including, without limitation: (i) any lack of validity, enforceability or legal effect of the Credit or any amendment thereto, this Agreement, any other Loan Document or any term or provision therein or herein; (ii) any payment against presentation of any draft, demand or claim for payment under the Credit or other document (including by electronic transmission such as SWIFT, electronic mail, facsimile, computer generated telecommunication) presented for purposes of drawing under the Credit (individually, a “Drawing Document” and collectively, the “Drawing Documents”) that does not comply with the terms of the Credit or which proves to be fraudulent, forged or invalid in any respect or any statement therein being untrue or inaccurate in any respect, or which is signed, issued or presented by a Person or a transferee of such Person purporting to be a successor or transferee of the beneficiary of the Credit; (iii) Disbursing Agent, Calculation Agent or LC Provider acting based upon an Instruction that it in good faith believes to have been given by a Person authorized to give such Instructions; (iv) any errors, omissions, interruptions or delays in transmission or delivery of any message, advice or document (regardless of how sent or transmitted) or for errors in interpretation of technical terms or in translation; (v) any delay in giving or failing to give notice (irrespective of whether or if notice is required); (vi) Issuer or any correspondent honoring a drawing against a Drawing Document up to the amount available under the Credit if such Drawing Document claims an amount in excess of the amount available under the Credit; (vii) any breach of contract between the Beneficiary and Company or any of the parties to the underlying transaction; (viii) the existence of any claim, set-off, defense or other right that Company or any other Person may have at any time against the Beneficiary or transferee beneficiary, any assignee of proceeds, LC Provider or any other Person; (ix) honor of a presentation after the expiration date of the Credit notwithstanding that a presentation was made prior to such expiration date; (x) honor of a presentation that is subsequently determined by Issuer to have been made in violation of international, federal, state or local restrictions on the transaction of business with certain prohibited Persons; (xi) Issuer acting or failing to act as required or permitted under Standard Letter of Credit Practice applicable to where it has issued, confirmed, advised or negotiated the Credit, as the case may be; or (xii) any other event, circumstance or conduct whatsoever, whether or not similar to any of the foregoing that might, but for this Section, constitute a legal or equitable defense to or discharge of, or provide a right of set-off against, the Reimbursement Obligations, whether against Issuer, LC Provider, the Beneficiary or any other Person; provided, however, that subject to Section 4(b) below, the foregoing shall not release LC Provider from such liability to Company as may be judicially determined in a final, non-appealable judgment by a court of competent jurisdiction against LC Provider following reimbursement and/or payment of the Reimbursement Obligations. For the purpose of clarity, subject to the proviso at the end of the preceding sentence, neither LC Provider nor any other Indemnitee shall be responsible for, nor shall any of LC Provider’s rights and remedies under, in connection with or arising out of this Agreement or the Credit (or pre-advice) shall be impaired by any of the circumstances described in this Section 2(~~d~~e).

(f)
Accounting. LC Provider shall maintain in accordance with its usual practice an account or accounts evidencing the Reimbursement Obligations owed to LC Provider by the Company. Any such recordation shall be conclusive and binding on the Company absent manifest error; provided that the failure to make any such recordation, or any error in such recordation, shall not affect the Company’s obligations in respect of any Reimbursement Obligations; provided, further, in the event of any inconsistency between the Register and LC Provider’s records, the Register shall govern.

(g)
Taxes. The provisions of Section 2.16 of the Amended Credit Agreement as in effect immediately prior to the Second Amendment Effective Date are incorporated herein, mutatis mutandis to apply to (i) this Agreement rather than the Amended Credit Agreement, and (ii) the LC Provider and the Company rather than the Lenders and the Borrower.

(h)
Times of Day. Unless otherwise specified, all references herein to times of day shall be references to Eastern time (daylight or standard, as applicable).

3.
Company’s Responsibility. Company is responsible for the final text of the Credit as obtained by LC Provider, irrespective of any assistance LC Provider may provide such as drafting or recommending text or by LC Provider’s use or refusal to use text submitted by Company. Company understands that the final form of the Credit may be subject to such revisions and changes to the Credit language consistent with Issuer’s customary practices for letter of credit issuance as are deemed necessary or appropriate by Issuer and Company hereby consents to such revisions and changes. Company is solely responsible for the suitability of the Credit for Company’s purposes. Company will examine the copy of the Credit and any other documents sent by LC Provider in connection with the Credit and shall promptly notify LC Provider (not later than three (3) Business Days following Company’s receipt of documents from LC Provider) of any discrepancy in any document under any presentment or other irregularity. To the extent commercially reasonable and in accordance with applicable law and Standard Letter of Credit

Practice, LC Provider will assist Company in correcting the Credit for any irregularity. Company understands and agrees that LC Provider is not required to request that Issuer extend the expiration date of the Credit for any reason.

4.
Indemnification; Limitation of Liability.

(a)
Indemnification. (i) Company agrees to indemnify and hold harmless Disbursing Agent (and any sub-agent thereof), Collateral Agent (and any sub-agent thereof), Calculation Agent (and any sub-agent thereof) and LC Provider, and each Related Party of any of the foregoing Persons (each such Person being an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all liabilities, obligations, losses, damages, penalties, claims, demands, actions, judgments, suits, costs (including settlement costs and the costs of enforcing this indemnity), disbursements and out-of-pocket fees and expenses (including the fees, charges and disbursements of any counsel for any Indemnitee), joint or several, of any kind or nature whatsoever which may at any time be imposed on, incurred by or asserted or awarded against any Indemnitee (“Costs”), in any way relating to or arising out of or in connection with or by reason of: (i) any actual or prospective claim, litigation, investigation or proceeding in any way relating to, arising out of, in connection with or by reason of any of the following, whether based on contract, tort or any other theory (including any investigation of, preparation for, or defense of any pending or threatened claim, litigation or proceeding): (A) the execution, delivery, enforcement, performance or administration of this Agreement or any Loan Document or any other document delivered in connection with the transactions contemplated hereby, thereby or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated) or the consummation of the transactions contemplated hereby or thereby or (B) the Credit, Credit issuance or the use or proposed use of the proceeds thereof; (ii) the Credit or any pre-advice of the Credit issuance; (~~ii~~iii) any transfer, sale, delivery, surrender or endorsement (or lack thereof) of any Drawing Document at any time(s) held by any Indemnitee in connection with the Credit; (~~iii~~iv) any action or proceeding arising out of, or in connection with, the Credit or this Agreement (whether administrative, judicial or in connection with arbitration), including any action or proceeding to compel or restrain any presentation or payment under the Credit, or for the wrongful dishonor of, or honoring a presentation under, the Credit; (~~iv~~v) any independent undertakings obtained or issued by the Beneficiary of the Credit; (~~v~~vi) any unauthorized Instruction or error, omission, interruption, delay whether transmitted by mail, courier, computer, electronic transmission, SWIFT, any other telecommunication including communications through a correspondent; (~~vi~~vii) an adviser, confirmer or other nominated person seeking to be reimbursed, indemnified or compensated; (~~vii~~viii) any third party seeking to enforce the rights of Company, a beneficiary, nominated person, transferee, assignee of Credit proceeds or holder of an instrument or document; (~~viii~~ix) fraud, forgery or illegal action of parties other than the Indemnitee; (~~ix~~x) any prohibition on payment or delay in payment of any amount payable by Issuer or LC Provider to the appropriate party of with respect to the Credit arising out of Anti-Corruption Laws, Anti-Money Laundering Laws, or Sanctions; or (~~x~~xi) the acts or omissions, whether rightful or wrongful, of any present or future de jure or de facto governmental or regulatory authority or cause or event beyond the control of such Indemnified Person; provided, however, that such indemnity shall not be available to any Person claiming indemnification under clauses (i) through (~~x~~xi) above to the extent that such Costs (1) are found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted directly from the gross negligence or willful misconduct of the Indemnitee claiming indemnity or (2) arise out of any dispute solely among Indemnitees (other than any claims by or against an Indemnitee in its capacity or in fulfilling its role as an agent or any similar role hereunder or under any other Loan Document, and any claims arising out of any act or omission of Company). All amounts due under this Section 4(a) shall be payable promptly upon demand therefor. If and to the extent that the obligations of Company under this Section are unenforceable for any reason, Company agrees to make the maximum contribution to the Costs permissible under applicable law. This indemnity provision shall survive termination of this Agreement, any Loan Document and the Credit and the resignation or removal of any Agent. This Section 4(a) shall not apply with respect to Taxes, other than any Taxes that represent losses, claims or damages arising from any non-Tax claim.

(ii) To the extent that Company for any reason fails to indefeasibly indemnify Disbursing Agent, Collateral Agent or Calculation Agent or pay any amount required under Section 2(a)(~~v~~vi), Section 4(a)(i) ~~and~~or Section 8 to be paid by it to ~~Disbursing Agent or Calculation~~such Agent (or any sub-agent thereof) or any Related Party of any of the foregoing, LC Provider agrees to indemnify ~~Disbursing Agent and Calculation~~such Agent from and against any all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature, including, without limitation, the fees and expenses of its agents and attorneys, whatsoever which may be imposed on, incurred by or asserted against ~~Disbursing Agent or Calculation~~such Agent in performing ~~their respective~~its duties hereunder, or in any way relating to or arising out of this Agreement or any other Loan Document and pay to ~~Disbursing Agent or Calculation~~such Agent or any such sub-agent or such Related Party such unpaid amount (including any such unpaid amount in respect of a claim asserted by such LC Provider); provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against ~~Disbursing Agent or Calculation~~such Agent (or any such sub-agent) in its capacity as such, or against any Related Party of any of the foregoing acting for ~~Disbursing Agent or Calculation~~such Agent (or any such sub-agent) in connection with such capacity.

(b)
No Liability. LC Provider (and any other Indemnitee) shall not have any liability under, in connection with and/or arising out of this Agreement or the Credit (or pre-advice), regardless of the form or legal grounds of the action or proceeding, with respect to damages suffered by Company that are caused directly by Issuer’s negligence in (i) honoring a presentation under the Credit that on its face does not at least substantially comply with the terms and conditions of the Credit, (ii) failing to honor a presentation under the Credit that strictly complies with the terms and conditions of the Credit or (iii) retaining Drawing Documents presented under the Credit.

(c)
No Punitive Damages. Notwithstanding anything to the contrary in this Agreement, ~~none of Disbursing Agent, Calculation~~no Agent, LC Provider nor any other Indemnitee shall, under any circumstances whatsoever, be liable in contract, tort or otherwise for any punitive, exemplary, consequential, indirect or special damages or losses of any nature whatsoever regardless of whether or not ~~Disbursing Agent, Calculation~~such Agent, LC Provider or any other Indemnitee shall have been advised of the possibility thereof or the form of action in which such damages or losses may be claimed. Company shall take action to avoid and mitigate the amount of any damages claimed against ~~Disbursing Agent, Calculation~~any Agent, LC Provider or any other Indemnitee, including by enforcing its rights in the underlying transaction. Nothing herein shall limit or impair any indemnification obligation of the Company pursuant to Section 4(a) above.

5.
Representations and Warranties. Company hereby represents and warrants as of the date hereof~~,~~ as follows: (a) it has the organizational power and authority to make, deliver and perform this Agreement, (b) it has taken all necessary organizational or other action to authorize the execution, delivery and performance of this Agreement, (c) this Agreement has been duly executed and delivered on behalf of Company, (d) this Agreement constitutes a legal, valid and binding obligation of Company, enforceable against Company in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally, regardless of whether considered in a proceeding in equity or at law, (e) Company’s execution, delivery and performance of this Agreement and the payment of all sums payable hereunder (i) do not require any consent, exemption, authorization or approval of, registration or filing with, or any other action by, any Governmental Authority, except (A) such as have been obtained or made and are in full force and effect, (B) filings necessary to perfect or maintain the perfection or priority of the Liens created by the Security Documents and (C) consents, approvals, exemptions, authorizations, registrations, filings, permits or actions the failure of which to obtain or perform could not reasonably be expected to have a Material Adverse Effect, (ii) will not violate the Organizational Documents of Company, (iii) will not violate or result in a default or require any consent or approval under any indenture, instrument, agreement, or other document binding upon any Company or its property or to which Company or its property is subject, or give rise to a right thereunder to require any payment to be made by Company, except for violations, defaults or the creation of such rights that could not reasonably be expected to have a Material Adverse Effect, (iv) will not violate any Requirement of Law that, individually or in the aggregate, would reasonably be expected to result in a Material Adverse Effect and (v) will not result in the creation or imposition of any Lien on any property of Company, except Liens created by the Security Documents, (f) each of the representations and warranties made by Company in or pursuant to the Loan Documents is true and correct in all material respects on and as of the date hereof with the same effect as though made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties are true and correct in all material respects as of such earlier date); provided that any representation and warranty qualified by “materiality”, “Material Adverse Effect” or similar language is true and correct (after giving effect to any qualification therein) in all respects, (g) as of the date hereof, it has no defenses, setoffs, rights of recoupment, counterclaims or claims of any nature whatsoever with respect to this Agreement, the other Loan Documents or the Reimbursement Obligations due hereunder or thereunder, and to the extent any such defenses, setoffs, rights of recoupment, counterclaims or claims may exist on or prior to the date hereof, the same are hereby expressly waived, released and discharged, and (h) no Default or Event of Default has occurred and is continuing as of the date hereof or after giving effect hereto.

6.
Covenants. ~~Company~~Each Loan Party hereby agrees and covenants to do the following:

(a) comply with all federal, state and foreign laws, treaties, rules and regulations of any Governmental Authority constituting Anti-Corruption Laws, Anti-Money Laundering Laws, Sanctions or foreign exchange control or currency reporting laws or regulations now or hereafter applicable to Company, this Agreement or to any transactions or payments under or in connection with the Credit;

(b) not, directly or indirectly, use or facilitate the use by any other Person of the Credit (i) to fund any activities or business of, or with, any Sanctioned Person or (ii) that would in any manner cause Issuer or LC Provider to be in breach of any

Sanction;

(c) not pay amounts to Disbursing Agent or LC Provider (or its designee) hereunder with proceeds derived from any transaction that would be prohibited by Sanctions or would otherwise cause Disbursing Agent and/or LC Provider (or its designee) to be in breach of any Sanction;

(d) maintain financial records in accordance with the Amended Credit Agreement as in effect immediately prior to the Second Amendment Effective Date;

(e) pay, discharge or otherwise satisfy as the same shall become due and payable in the normal conduct of its business all its obligations and liabilities in respect of Taxes imposed upon it or upon its income or profits or in respect of its property, except, in each case, (i) to the extent any such Tax is being contested in good faith and by appropriate proceedings for which appropriate reserves have been established in accordance with GAAP, or (ii) if such failure to pay or discharge such obligations and liabilities would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect and (b) timely and accurately file all federal, state and other material Tax returns required to be filed;

(f) deliver to Disbursing Agent, Calculation Agent or LC Provider such other information (financial or otherwise) as Disbursing Agent, Calculation Agent or LC Provider may from time to time reasonably request related to Company, this Agreement ~~or~~, the Credit or the transactions related hereto ~~and (f~~;

(g) at Company’s cost and expense, execute and deliver ~~to Disbursing Agent, Calculation Agent or LC Provider~~and, where applicable, file such additional certificates, instruments, financing agreements, Mortgages, deeds of trust and/or documents and take such additional action as ~~Disbursing Agent, Calculation~~may be necessary or as any Agent or LC Provider may reasonably request to enable ~~Disbursing Agent, Calculation~~each Agent and LC Provider to (i) protect, exercise and/or enforce ~~Disbursing Agent’s, Calculation~~each Agent’s and LC Provider’s rights and interests under this Agreement ~~and~~, (ii) give effect to the terms and provisions of this Agreement~~.~~ and (iii) grant, preserve, protect and perfect the validity and priority of the security interests and liens created or intended to be created by the Security Documents;

(h) in the event that (x) any Person becomes a Subsidiary (other than an Excluded Subsidiary) of the Company or any other Loan Party or (y) any Subsidiary of the Company or any other Loan Party that was previously an Excluded Subsidiary ceases to be an Excluded Subsidiary, then the Company will and will cause each such other Person to (i) within 30 days after such event (or such longer period of time reasonably acceptable to the LC Provider), cause such Person referred to in clause (x) or (y), as applicable to become a Guarantor and a Grantor under (and as defined in) the Guarantee and Collateral Agreement by executing and delivering to the Collateral Agent a counterpart agreement or supplement to the Guarantee and Collateral Agreement in accordance with its terms and (ii) take all such actions and execute and deliver, or cause to be executed and delivered, all such documents, instruments, agreements and certificates necessary or as may be reasonably requested by the Collateral Agent or the LC Provider in order to cause the Collateral Agent, for the benefit of the Secured Parties, to have a Lien on all assets of such Person (other than Excluded Assets), which Lien shall (other than with respect to assets constituting Excluded Perfection Assets) be perfected and shall be of first priority (subject to (i) in the case of all such assets constituting Equity Interests, Permitted Equity Liens and (ii) in the case of all such other assets, Permitted Liens) and shall deliver or cause to be delivered to the Collateral Agent, items as are similar to those described in Sections 4.02(e), 4.02(h), 4.02(j) and 4.02(k) and Section 5.14 of the Amended Credit Agreement as in effect immediately prior to the Second Amendment Effective Date, and Section 5 of the Guarantee and Collateral Agreement and, to the extent applicable, any additional Mexican Security Documents. With respect to each such Subsidiary of the Company or any other Loan Party, the Company shall, within 30 days of such event (or such longer period of time reasonably acceptable to the LC Provider), send to the LC Provider and the Collateral Agent written notice setting forth with respect to such Person (i) the date on which such Person became a Subsidiary (that is not an Excluded Subsidiary) of the Company or any other Loan Party or ceased to be an Excluded Subsidiary and (ii) all of the data required to be set forth in Schedule 3.18 to the Amended Credit Agreement as in effect immediately prior to the Second Amendment Effective Date with respect to all Subsidiaries of the Company. Notwithstanding anything to the contrary set forth herein, in no event shall this Section 6(h) require the granting of any Lien on any Excluded Assets or the perfection of any Lien on any Excluded Perfection Assets;

(i) in the event that (i) any Loan Party acquires any Material Owned Real Property, (ii) any Person becomes a Subsidiary (other than an Excluded Subsidiary) of the Company or any other Loan Party and such Person owns any Material Owned Real Property at such time, (iii) any Subsidiary ceases to be an Excluded Subsidiary and such Subsidiary owns any Material Owned Real Property at such time or (iv) any Real Property of a Loan Party becomes Material Owned Real Property after the Second Amendment Effective Date, and such interest in such Material Owned Real Property has not otherwise been made subject to the Lien of the Security Documents in favor of Collateral Agent for the benefit of the Secured Parties, then the Company shall, or shall cause such Subsidiary to, within 90 days of such event (or such longer period of time reasonably acceptable to the LC Provider), take all such actions and execute and deliver, or cause to be executed and delivered, all such Mortgages, documents, instruments, agreements and certificates with respect to each such Material Owned Real Property as are necessary or that the LC Provider or the Collateral Agent shall reasonably request to create in favor of the Collateral Agent, for the benefit of the Secured Parties, a valid first-priority security interest (subject to Permitted Prior Liens) in such Material Owned Real Property and shall deliver to the Collateral Agent title reports, surveys necessary to provide a Title Policy (defined below), ALTA mortgagee extended coverage title insurance policies or commitments therefor issued by one or more title companies (the “Title Company”) reasonably satisfactory to the LC Provider with respect to each Mortgaged Property (each, a

“Title Policy”), in amounts not less than 110% of the fair market value of each Mortgaged Property that is owned in fee insuring the fee simple title to each of the fee owned Mortgaged Properties vested in the applicable Loan Party and insuring the Collateral Agent that the relevant Mortgage creates a valid and enforceable first-priority Lien on the Mortgaged Property encumbered thereby, together with all endorsements reasonably requested by the LC Provider, legal opinions, flood certificates, flood insurance (if required) and other items with respect to such Material Owned Real Property. In addition to the foregoing, the Company shall, at the request of the Collateral Agent or the LC Provider, deliver, from time to time, to the Collateral Agent such appraisals as are required by law or regulation of any Material Owned Real Property with respect to which the Collateral Agent has been granted a Lien;

(j) (x) preserve, renew and maintain in full force and effect its legal existence and good standing under the laws of the jurisdiction of its organization, except for any transaction not expressly prohibited under the Loan Documents; (y) take all reasonable action to maintain all rights, privileges, permits, licenses and franchises necessary or desirable in the normal conduct of its business, except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect; and (z) preserve or renew all of its registered patents, trademarks, trade names and service marks, the non-preservation of which could reasonably be expected to have a Material Adverse Effect;

(k) (x) maintain, preserve and protect all of its material properties and equipment necessary in the operation of its business in good working order and condition, ordinary wear and tear excepted; (y) make all necessary repairs thereto and renewals and replacements thereof except where the failure to do so could not reasonably be expected to have a Material Adverse Effect; and (z) use the standard of care typical in the industry in the operation and maintenance of its facilities;

(l) (x) maintain with financially sound and reputable insurance companies not Affiliates of the Company, insurance with respect to its properties and business against loss or damage of the kinds customarily insured against by Persons engaged in the same or a similar business of such types and in such amounts as are customarily carried under similar circumstances by such other Persons, and all such insurance shall (A) provide for not less than 30 days’ (10 days’ in the case of failure to pay premium) prior notice to the Collateral Agent of termination, lapse or cancellation of such insurance, (B) name the Collateral Agent as loss payee (in the case of property insurance) or additional insured on behalf of the Secured Parties (in the case of liability insurance) and (C) be reasonably satisfactory in all other respects to the LC Provider; and (y) if any portion of any Mortgaged Property is at any time located in an area identified by the Federal Emergency Management Agency (or any successor agency) as a Special Flood Hazard Area with respect to which flood insurance has been made available under the National Flood Insurance Act of 1968 (as now or hereafter in effect) or any successor act thereto, then the Company shall, or shall cause the applicable Loan Party to (A) maintain, or cause to be maintained, with a financially sound and reputable insurer, flood insurance in an amount and otherwise sufficient to comply with all applicable rules and regulations promulgated pursuant to the Flood Disaster Protection Act and the National Flood Insurance Act of 1968 and (B) deliver to the Collateral Agent evidence of such compliance in form and substance reasonably acceptable to the LC Provider;

(m) promptly upon request by any Agent, or LC Provider, (a) correct any material defect or error that may be discovered in any Loan Document or in the execution, acknowledgment, filing or recordation thereof, and (b) do, execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register any and all such further acts, deeds, certificates, assurances and other instruments as the Disbursing Agent, the Collateral Agent or LC Provider may reasonably require from time to time in order to (i) carry out more effectively the purposes of the Loan Documents, (ii) to the fullest extent permitted by applicable law, subject any Loan Party’s properties, assets, rights or interests to the Liens now or hereafter intended to be covered by any of the Security Documents, (iii) perfect and maintain the validity, effectiveness and priority of any of the Security Documents and any of the Liens intended to be created thereunder and (iv) assure, convey, grant, assign, transfer, preserve, protect and confirm more effectively unto the Secured Parties the rights granted or now or hereafter intended to be granted to the Secured Parties under any Loan Document or under any other instrument executed in connection with any Loan Document to which any Loan Party or any of its Subsidiaries is or is to be a party, it being understood, for the avoidance of doubt, that no Agent shall have any obligation, responsibility or liability to monitor or determine whether any of the foregoing actions are required;

(n) not amend, modify, waive or otherwise change, or consent or agree to any amendment, modification, waiver or other change to, (i) any of the terms of the Revolving Loan Documents other than in accordance with the Intercreditor Agreement or (ii) any of the terms of any Scheduled Material Agreement, other than any such amendment, modification, waiver, change or consent which is not, and could not reasonably be expected to be, adverse in any material respect to the interests of LC Provider; and

(o) not permit the fiscal year of the Company to end on a day other than December 31 or change the Company’s method of determining fiscal quarters.

7.
Events of Default and Remedies.

(a) Until payment in full in cash of all Reimbursement Obligations and termination of this Agreement in accordance with its terms, each of the following events shall constitute an Event of Default:

(i) the Company or any Loan Party shall fail to pay (i) any Reimbursement Obligations under Section 2(a)(ii) when due in accordance with the terms of this Agreement, or (ii) any other amount when due in accordance with this Agreement and the other Loan Documents, within three (3) Business Days after any such amount becomes due in accordance with the terms hereof or thereof; or

(ii) any representation, warranty, certification or statement of fact made or deemed made by on or behalf of the Company or any other Loan Party herein, in any other Loan Document or in any document or certificate delivered in connection herewith or therewith shall be incorrect or misleading in any material respect when made or deemed made; or

(iii) any Loan Party shall fail to observe or perform any covenant, condition or agreement contained in this Agreement or any other Loan Document (other than as provided in Section 7(a)(i) or 7(a)(ii)) and such failure continues unremedied or unwaived for a period of 30 days after the earlier of (i) the date an officer of such Loan Party becomes aware of such default and (ii) the receipt by the Company of notice from the Disbursing Agent or the LC Provider of such default; or

(iv) any Loan Party shall (A) fail to pay any principal, interest or dividend, regardless of amount, due in respect of any Material Indebtedness, when and as the same shall become due and payable beyond any applicable grace period in respect thereof; or (B) fail to observe or perform any other term, covenant, agreement or condition relating to any Material Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holders or beneficiaries of such Material Indebtedness (or a trustee or agent on behalf of such holders or beneficiaries) to cause, with or without the giving of notice, the lapse of time or both, such Material Indebtedness to become due prior to its stated maturity or become subject to a mandatory offer to purchase by the obligor; or

(v) (i) a court of competent jurisdiction shall enter a decree or order for relief in respect of any Loan Party in an involuntary case under any Debtor Relief Law now or hereafter in effect, which decree or order is not stayed; or any other similar relief shall be granted under any applicable federal or state law; or (ii) an involuntary case shall be commenced against any Loan Party under any Debtor Relief Laws now or hereafter in effect; or a decree or order of a court having jurisdiction in the premises for the appointment of a receiver, liquidator, sequestrator, trustee, custodian or other officer having similar powers over any Loan Party, or over all or a substantial part of its property, shall have been entered; or there shall have occurred the involuntary appointment of an interim receiver, trustee or other custodian of any Loan Party for all or a substantial part of its property; or a warrant of attachment, execution or similar process shall have been issued against any substantial part of the property of any Loan Party, and any such event described in this clause (ii) shall continue for 60 days without having been dismissed, bonded or discharged; or

(vi) (i) any Loan Party shall have an order for relief entered with respect to it or shall commence a voluntary case under any Debtor Relief Law now or hereafter in effect, or shall consent to the entry of an order for relief in an involuntary case, or to the conversion of an involuntary case to a voluntary case, under any such law, or shall consent to the appointment of or taking possession by a receiver, trustee or other custodian for all or a substantial part of its property; or any Loan Party shall make any assignment for the benefit of creditors; or (ii) any Loan Party shall be unable, or shall fail generally, or shall admit in writing its inability, to pay its debts as such debts become due; or the board of directors (or similar governing body) of any Loan Party (or any committee thereof) shall adopt any resolution or otherwise authorize any action to approve any of the actions referred to herein or in Section 7(a)(v); or

(vii) there occurs one or more ERISA Events which has resulted or could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect; or

(viii) one or more judgments shall be rendered against any Loan Party and the same shall remain undischarged for a period of 30 consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to levy upon assets or properties of any Loan Party to enforce any such judgment and such judgment either (i) is for the payment of money in an aggregate amount in excess of $5,000,000 (to the extent not adequately covered by insurance as to which a solvent and unaffiliated insurance company has acknowledged coverage) or (ii) is for injunctive relief and could reasonably be expected to result in a Material Adverse Effect; or

(ix) (i) the guarantee contained in Section 2 of the Guarantee and Collateral Agreement for any reason other than termination of the Credit and payment in full in cash of all Reimbursement Obligations, shall cease to be in full force and effect (other than in accordance with its terms) or shall be declared to be null and void or any Guarantor shall repudiate its obligations thereunder, (ii) this Agreement or any Security Document ceases to be in full force and effect (other than by reason of a release of Collateral in accordance with the terms hereof or thereof or termination of the Credit and payment in full in cash of all Reimbursement Obligations) or shall be declared null and void, or the Collateral Agent shall not have or shall cease to have a valid and perfected Lien on any material portion of the Collateral purported to be covered by the Security Documents with the priority required by the relevant Security Document, in each case, for any reason other than (x) as a result of the sale or other disposition of the applicable Collateral in a transaction permitted under the Preferred Documents or (y) as a result of the Collateral Agent’s failure to maintain possession of any stock certificates or other instruments actually received by it under the Security Documents, or (iii) any Loan Party shall contest the validity or enforceability of any Loan Document in writing or deny in writing that it has any further liability under any Loan Document to which it is a party or shall contest the validity or perfection of any Lien on any Collateral (other than, solely with respect to perfection, any Excluded Perfection Assets) purported to be covered by the Security Documents; or

(x) any Change of Control shall occur; or

(xi) there shall have occurred the termination of, or the receipt by any Loan Party of notice of the termination of, or the occurrence of any event or condition which would, with the passage of time or the giving of notice or both, constitute an event of default under or permit the termination of, any one or more Material Agreements of any Loan Party; or

(xii) at any time after the execution and delivery thereof, any Intercreditor Agreement shall cease to be in full force and effect (other than in accordance with its terms) or shall be declared null and void; or

(xiii) there shall have occurred any changes in tariffs or trade conditions applicable to the Loan Parties’ products or businesses that could reasonably be expected to result in a Material Adverse Effect; or

(xiv) no Preferred Shares purchased in the Conversion Transaction by funds affiliated with LC Provider shall remain outstanding.

(b) Upon the occurrence and during the continuance of any Event of Default: ~~(a)~~ on the Business Day following the date on which Company receives written notice from Disbursing Agent (at the written direction of LC Provider) or LC Provider (with a copy to the Disbursing Agent) demanding deposit of cash collateral, Company will deposit into an account established and maintained with a financial institution acceptable to LC Provider (“Collateral Account”) an amount in cash equal to 103% of the undrawn amount and any amounts drawn but not reimbursed of the Credit on such date (in each case as calculated by the LC Provider) and shall execute such other agreements in form and substance satisfactory to LC Provider; provided that the obligation to deposit such cash collateral will become effective immediately, without any demand or notice of any kind, upon the occurrence of an Event of Default under Section ~~7.01(f~~7(a)(v), 7(a)(vi) or ~~7.01~~7(~~g~~a) ~~of the Amended Credit Agreement~~(xiv). Company does hereby grant to ~~LC Provider~~Collateral Agent, for the benefit of the Secured Parties, as collateral security for the Reimbursement Obligations and performance by Company of all the terms, covenants and agreements to be performed under this Agreement, a security interest in all of the Company’s right, title and interest in, to and under, whether now or hereafter existing or arising, any such Collateral Account and all amounts on deposit therein, together with all proceeds thereof. ~~LC Provider may assign such security interest to a collateral agent (which may or may not be the Collateral Agent~~ For the avoidance of doubt and notwithstanding anything herein to the contrary, no Agent shall be responsible for, or have any duty to calculate or determine, the amount of any cash to be deposited into any Collateral Account and shall not be responsible for or have any duty to monitor compliance with this Section 7(b) ~~at~~by any ~~time~~party.

(c) Subject to the Intercreditor Agreement, after demand is made for cash collateralization of the Credit as provided for in Section 7(b), any amounts received on account of the Reimbursement Obligations shall be applied by the Disbursing Agent or the Collateral Agent, as the case may be, in the following order:

first, pro rata to payment of that portion of the Reimbursement Obligations constituting fees, indemnities, expenses and other amounts (including fees, charges and disbursements of counsel to each Agent) payable to each Agent in its capacity as such;

second, to payment of that portion of the Reimbursement Obligations constituting fees, indemnities and other amounts (other than Reimbursement Obligations and interest) payable to the LC Provider (including fees, charges and disbursements of counsel to the LC Provider) arising under the Loan Documents;

third, to payment of that portion of the Reimbursement Obligations constituting unpaid draws on the Principal Amount and other unpaid Reimbursement Obligations arising under the Loan Documents not paid pursuant to any of the foregoing clauses; and

last, the balance, if any, after payment in full in cash of all Reimbursement Obligations and termination of this Agreement in accordance with its terms, to the Company or as otherwise required by Requirements of Law.

With respect to levels second and third of the foregoing proceeds waterfall, LC Provider agrees that, upon Disbursing Agent’s or Collateral Agent’s request, it shall promptly confirm to Disbursing Agent or Collateral Agent, as applicable, the Reimbursement Obligations owing to it, and Disbursing Agent or Collateral Agent, as applicable, shall be entitled to conclusively rely on such information in making any distributions to LC Provider and shall incur no liability for making distributions in reliance thereon. In furtherance of the foregoing, in no event shall Disbursing Agent or Collateral Agent be required to distribute any amounts under levels second or third above unless and until LC Provider has provided such information to it.

8.
Agents.

(a)
~~8.~~ Calculation Agent~~.~~ : LC Provider hereby designates and appoints Alter Domus (US) LLC to act as Calculation Agent for LC Provider under this Agreement, and Alter Domus (US) LLC hereby accepts such appointment subject to the terms hereof. LC Provider hereby irrevocably authorizes Calculation Agent in such capacity, through its agents or employees, to calculate the fees hereunder. Concurrently herewith, LC Provider directs Calculation Agent, and Calculation Agent is authorized, to enter into this Agreement and any other related agreements in the forms presented to Calculation Agent. Calculation Agent shall be entitled to the benefit of all provisions of ~~the Amended Credit Agreement~~Section 8(b) relating to the conduct of, affecting the liability of, or affording protection to, an Agent, including without limitation any exculpatory rights and immunities ~~as set forth in the Amended Credit Agreement, which shall apply mutatis mutandis to this Agreement~~. As compensation for its services, Calculation Agent shall be paid such fees as are set forth in a separate fee agreement between Company and Calculation Agent.

Calculation Agent may resign and be discharged from its duties hereunder at any time by giving at least thirty (30) days’ prior written notice of such resignation to Company, LC

Provider and Disbursing Agent specifying when such resignation shall take effect. Upon such notice of resignation or removal, LC Provider (in consultation with Company) shall appoint a successor calculation agent, and LC Provider shall provide written notice of such successor calculation agent to the outgoing Calculation Agent and Disbursing Agent. Such successor calculation agent shall become the calculation agent hereunder upon the resignation or removal date specified in such notice and Company and LC Provider shall cause such successor calculation agent to assume the obligations of Calculation Agent hereunder. If no successor calculation agent is appointed within thirty (30) days after such notice, Calculation Agent may, in its sole discretion, apply to a court of competent jurisdiction for the appointment of a successor calculation agent or for other appropriate relief. The reasonable and documented out-of-pocket costs and expenses (including its reasonable attorneys’ fees and expenses) incurred by Calculation Agent in connection with such court proceeding shall be paid by Company. Upon its resignation as set forth in this Section 8, Calculation Agent shall be discharged from any and all further obligations arising in connection with this Agreement.

Notwithstanding the foregoing, the parties have agreed (i) that the Calculation Agent may resign, and the Calculation Agent has so resigned, effective as of the Second Amendment Effective Date, and (ii) there will be no successor Calculation Agent.

(b)
Disbursing Agent and Collateral Agent:

i.
Appointment and Authority: (A) LC Provider hereby designates and appoints U.S. Bank National Association to act as Disbursing Agent and Collateral Agent for LC Provider under this Agreement, and U.S. Bank National Association hereby accepts such appointment subject to the terms hereof. LC Provider hereby irrevocably authorizes the Disbursing Agent and the Collateral Agent in such capacities, through their agents or employees, to take such actions on its behalf under the provisions of this Agreement and the other Loan Documents and to exercise such powers and perform such duties as are delegated to the Disbursing Agent and the Collateral Agent by the terms of this Agreement and the other Loan Documents, together with such actions and powers as are reasonably incidental thereto. Concurrently herewith, LC Provider directs the Disbursing Agent and the Collateral Agent, and the Disbursing Agent and the Collateral Agent are authorized, to enter into this Agreement and the other Loan Documents and any other related agreements in the forms presented to such Agent. For the avoidance of doubt, LC Provider agrees that it will be subject to and bound by the terms of this Agreement and the other Loan Documents. The provisions of this Section 8(b) are solely for the benefit of the Agents and LC Provider, and none of the Company or any of its Subsidiaries or Affiliates shall have rights as a third party beneficiary of any such provisions (other than with respect to the Company’s consent rights under Section 8(b)(v)).

(B) LC Provider agrees that in any instance in which this Agreement provides that the Disbursing Agent’s or Collateral Agent’s consent may not be unreasonably withheld, provide for the exercise of such Agent’s reasonable discretion, or provides to a similar effect, it shall not in its instructions (or, by refusing to provide instruction) to such Agent withhold its consent or exercise its discretion in an unreasonable manner. It is expressly agreed and acknowledged that neither the

Collateral Agent nor the Disbursing Agent is guaranteeing performance of or assuming any liability for the obligations of the other parties hereto or any parties to the Security Documents. Neither the Collateral Agent nor the Disbursing Agent shall have liability for any failure, inability or unwillingness on the part of any party to provide accurate and complete information on a timely basis to such Agent, or otherwise on the part of any such party to comply with the terms of this Agreement or any other Loan Document, and shall have no liability for any inaccuracy or error in the performance or observance on any Agent’s part of any of its duties hereunder or under any other Loan Document that is caused by or results from any such inaccurate, incomplete or untimely information received by it, or other failure on the part of any such other party to comply with the terms hereof.

(C) For purposes of clarity, and without limiting any rights, protections, immunities or indemnities afforded to the Collateral Agent or Disbursing Agent hereunder, phrases such as “satisfactory to the [Disbursing] [Collateral] Agent,” “approved by the [Disbursing] [Collateral] Agent,” “acceptable to the [Disbursing] [Collateral] Agent,” “as determined by the [Disbursing] [Collateral] Agent,” “in the [Disbursing] [Collateral] Agent’s discretion,” “selected by the [Disbursing] [Collateral] Agent,” “elected by the [Disbursing] [Collateral] Agent,” “requested by the [Disbursing] [Collateral] Agent,” and phrases of similar import that authorize and permit such Agent to approve, disapprove, determine, act or decline to act in its discretion shall be subject to such Agent receiving written direction from the LC Provider to take such action or to exercise such rights. Nothing contained in this Agreement shall require the Disbursing Agent or Collateral Agent to exercise any discretionary acts.

(D) Notwithstanding anything herein or in any Loan Document to the contrary and without limiting any rights, protections, immunities or indemnities afforded to the Collateral Agent or Disbursing Agent hereunder, references in any Loan Document to the “Lenders” or the “Required Lenders”, shall be deemed to be references to the LC Provider, and references in any Loan Document to the “Credit Agreement” or any provision thereof shall be deemed to be references to this Agreement and the applicable/comparable provision or provisions hereof.

ii.
Exculpatory Provisions: (A) Neither the Disbursing Agent nor the Collateral Agent shall have any duties or obligations except those expressly set forth herein and in the other Loan Documents to which it is a party, and no implied covenants, duties, obligations or liabilities shall be read into this Agreement or any other Loan Documents on the part of either such Agent. The duties of the Disbursing Agent and the Collateral Agent hereunder and in each other Loan Document shall be administrative in nature. Without limiting the generality of the foregoing, the Disbursing Agent and the Collateral Agent:

1.
shall not be subject to any fiduciary or other implied duties, regardless of whether a Default or Event of Default has occurred and is continuing;

2.
shall not have any duty to take any discretionary action or exercise any discretionary powers, and shall not be required to exercise any discretion or take any action, but shall be required to act or refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the written instructions of LC Provider as shall be expressly provided for herein or in the other Loan Documents, and such instructions shall be binding; provided that neither the Disbursing Agent nor the Collateral Agent shall be required to take any action (i) unless it is furnished with an indemnification satisfactory to such Agent with respect thereto or (ii) that, in its opinion or the opinion of its counsel, may expose the Disbursing Agent or the Collateral Agent to liability or that is contrary to any Loan Document or applicable Requirements of Law, including for the avoidance of doubt any action that may be in violation of the automatic stay under any Debtor Relief Law; and

3.
shall not, except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, and shall not be liable for failure to disclose, any information relating to the Company or any of its Affiliates that is communicated to or obtained by any Person serving as the Disbursing Agent or the Collateral Agent or any of its Affiliates in any capacity.

(B) Neither the Disbursing Agent nor the Collateral Agent shall be liable for any action taken or not taken by it (i) with the consent or at the request of LC Provider, or (ii) in the absence of its own gross negligence or willful misconduct (as determined by a final judgment issued by a court of competent jurisdiction no longer subject to appeal). The Disbursing Agent and the Collateral Agent shall be deemed not to have knowledge of any Default or Event of Default unless and until notice describing such Default or Event of Default is given to an officer of the Disbursing Agent and the Collateral Agent with direct responsibility for administration of this Agreement in writing by the Company or LC Provider.

(C) The Disbursing Agent and the Collateral Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default or Event of Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document, or (v) the satisfaction of any condition set forth in any Loan Document.

(D) Without limiting the generality of the foregoing, the use of the term “agent” in this Agreement with reference to the Disbursing Agent and the Collateral Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any Requirements of Law. Instead, such term is used merely as a matter of market custom and is intended to create or reflect only an administrative relationship between independent contracting parties.

(E) Each party to this Agreement acknowledges and agrees that the Collateral Agent may from time to time use one or more outside service providers for the tracking of all UCC financing statements (and/or other collateral related filings and registrations from time to time) required to be filed or recorded pursuant to this Agreement or the other Loan Documents and the notification to the Collateral Agent, of, among other things, the upcoming lapse or expiration thereof, and that each of such service providers will be deemed to be acting at the request and on behalf of the Company. The Collateral Agent shall not be liable for any action taken or not taken by any such service provider.

(F) Neither the Disbursing Agent nor the Collateral Agent shall be liable for any action taken in good faith and reasonably believed by it to be within the powers conferred upon it, or taken by it pursuant to any direction or instruction by which it is governed, or omitted to be taken by it by reason of the lack of direction or instruction required hereby for such action (including without limitation for refusing to exercise discretion or for withholding its consent in the absence of its receipt of, or resulting from a failure, delay or refusal on the part of LC Provider to provide, written instruction to exercise such discretion or grant such consent). Neither the Disbursing Agent nor the Collateral Agent shall be liable for any error of judgment made by it in good faith (or by any officer or other employee of such Agent) unless it shall be determined pursuant to a non-appealable judgment of a court of competent jurisdiction that such Agent was grossly negligent in ascertaining the relevant facts. Nothing herein or in any other Loan Document or related documents shall obligate the Collateral Agent or Disbursing Agent to advance, expend or risk its own funds, or to take any action which in its reasonable judgment may cause it to incur any expense or financial or other liability for which it is not indemnified to its satisfaction.

(G) Neither the Disbursing Agent nor the Collateral Agent shall be liable for any indirect, special, punitive or consequential damages (including but not limited to lost profits) whatsoever, even if it has been informed of the likelihood thereof and regardless of the form of action. Any permissive grant of power to Collateral Agent or Disbursing Agent hereunder or under any Loan Documents shall not be construed to be a duty to act. Before acting hereunder, the Disbursing Agent and the Collateral Agent shall be entitled to request, receive and rely upon such certificates and opinions as either of them may reasonably determine appropriate with respect to the satisfaction of any specified circumstances or conditions precedent to such action. In no event shall the Disbursing Agent or the Collateral Agent be responsible or liable for: (i) delays or failures in performance resulting from acts beyond its control, including but not limited to, acts of God, strikes, lockouts, riots, acts of war, epidemics, governmental regulations superimposed after the fact, fire, communication line failures, computer viruses, power failures, earthquakes or other disasters, the unavailability of communications or computer facilities, the failure of equipment or interruption of communications or computer facilities, or the unavailability of the Federal Reserve Bank wire or telex or other wire or communication facility, (ii) any delay, error omission or default of any mail, telegraph, cable or wireless agency or operator, or (iii) the acts or edicts of any government or governmental agency or other group or entity exercising governmental powers. Neither the Disbursing Agent nor the Collateral Agent shall be liable for interest on any money received by it. For the avoidance of doubt, the Disbursing Agent’s and the Collateral Agent’s rights, protections, indemnities and immunities provided herein shall apply to such Agent for any actions taken or omitted to be taken under this Agreement or any other Loan Documents and any other related agreements in any of their respective capacities. The Disbursing Agent and the Collateral Agent shall not be required to take any action under this Agreement, the other Loan Documents or any related document if taking such action (A) would subject the Disbursing Agent and the Collateral Agent to a tax in any jurisdiction where it is not then subject to a tax, or (B) would require the Disbursing Agent and the Collateral Agent to qualify to do business in any jurisdiction where it is not then so qualified.

(H) Neither the Disbursing Agent nor the Collateral Agent shall have any liability for any failure, inability or unwillingness on the part of LC Provider or Loan Party to provide accurate and complete information on a timely basis to such Agent, or otherwise on the part of any such party to comply with the terms of this Agreement, and shall not have any liability for any inaccuracy or error in the performance or observance on such Agent’s part of any of its duties hereunder that is caused by or results from any such inaccurate, incomplete or untimely information received by it, or other failure on the part of any such other party to comply with the terms hereof.

(I) The Disbursing Agent and the Collateral Agent may at any time request instructions from LC Provider with respect to any actions or approvals which by the terms of this Agreement or of any of the other Loan Documents such Agent is permitted or required to take or to grant. Without limiting Section 8(b)(ii)(A)(2), if the Disbursing Agent or the Collateral Agent shall request any such instructions, such Agent shall be entitled to refrain from such act or taking such action unless and until such Agent shall have received instructions from LC Provider as shall be expressly provided for herein or in the other Loan Documents, and such Agent shall not incur liability to any Person by reason of so refraining.

(J) Notwithstanding anything to the contrary, no Agent shall be deemed to have any notice or knowledge of the terms of the Credit and no Agent shall have any obligations under the Credit or any obligation to determine its, the LC Provider’s, the Issuer’s, the Beneficiary’s or any other person’s compliance with the terms of the Credit, and no Agent shall be responsible or have any liability for, or have any duty to ascertain, inquire into, monitor or enforce, compliance with the provisions of the Credit by any party or person.

iii.
Reliance by Disbursing Agent: Each of the Disbursing Agent and the Collateral Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. Each of the Disbursing Agent and the Collateral Agent may consult, at the expense of the Company, with legal counsel of its own choosing, independent accountants and other experts and advisors selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants, advisors or experts. Neither the Collateral Agent nor the Disbursing Agent nor any of their respective directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or them under or in connection with this Agreement or any of the other Loan Documents, except for its or their own gross negligence or willful misconduct (as determined by a final judgment issued by a court of competent jurisdiction no longer subject to appeal). Without limiting the generality of the foregoing, and notwithstanding anything contained herein or in the Loan Documents to the contrary, each such Agent: (i) makes no warranty or representation to LC Provider or any other Person and shall not be responsible to LC Provider or any other Person for any statements, warranties or representations (whether written or oral) made in or in connection with this Agreement or the other Loan Documents; (ii) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement, the other Loan Documents or any related documents on the part of the Company or any other Person or to inspect the property (including the books and records) of the Company or any other Loan Party; (iii) shall not be responsible to LC Provider or any other Person for the due execution, legality, validity, enforceability, genuineness, sufficiency, ownership, transferability, perfection, priority or value of any Collateral, this Agreement, the other Loan Documents, any related document or any other instrument or document furnished pursuant hereto or thereto; and (iv) shall incur no liability under or in respect of this Agreement or any other Loan Document by relying on, acting upon (or by refraining from action in reliance on) any notice, consent, certificate, instruction or waiver, report, statement, opinion, direction or other instrument or writing (which may be delivered by telecopier, email, cable or telex, if acceptable to it) believed by it to be genuine and believed by it to be signed or sent by the proper party or parties. Neither the Collateral Agent nor the Disbursing Agent shall have any liability to the Company or any of its Affiliates or to LC Provider or any other Person for any of the Company’s or LC Provider’s, as the case may be, performance of, or failure to perform, any of their respective obligations and duties under this Agreement or any other Loan Document. Each of the Disbursing Agent and the Collateral Agent shall be afforded all of the rights, powers, immunities and indemnities set forth in this Agreement in all of the other Loan Documents to which it is a signatory as if such rights, powers, immunities and indemnities were specifically set out in each such other Loan Document.

iv.
Delegation of Duties: Each of the Disbursing Agent and the Collateral Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through, or delegate any and all such rights and powers to, any one or more sub-agents appointed by the Disbursing Agent or the Collateral Agent, as applicable. The Disbursing Agent and the Collateral Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of this Section 8 shall apply to any such sub-agent and to the Related Parties of the Disbursing Agent and the Collateral Agent and any such sub-agent, and shall apply, without limiting the foregoing, to their respective activities as the Disbursing Agent and the Collateral Agent. The Disbursing Agent and the Collateral Agent shall not be responsible for the negligence or misconduct of any sub-agents except to the extent that the Disbursing Agent or the Collateral Agent acted with gross negligence or willful misconduct in the selection of such sub-agents or attorneys-in-fact as determined by a court of competent jurisdiction in a final and non-appealable judgment.

v.
Resignation of the Disbursing Agent or the Collateral Agent: (A) The Disbursing Agent or the Collateral Agent may at any time give written notice of its resignation to LC Provider and the Company. Upon receipt of any such notice of resignation, LC Provider shall have the right to appoint a successor, which (i) shall be a financial institution with an office in New York, or an Affiliate of any such financial institution with an office in New York, and (ii) so long as no Event of Default shall have occurred and be continuing, shall be acceptable to the Company (such consent not to be unreasonably withheld or delayed). If no such successor shall have been so appointed by LC Provider and shall have accepted such appointment within 30 days after the retiring Disbursing Agent or Collateral Agent gives notice of its resignation (or such earlier day as shall be agreed by LC Provider) (the “Resignation Effective Date”), then the retiring Disbursing Agent or Collateral Agent may (but shall not be obligated to), on behalf of LC Provider, appoint a successor Disbursing Agent or Collateral Agent meeting the qualifications set forth above. Whether or not a successor has been appointed, such resignation shall become effective in accordance with such notice on the Resignation Effective Date.

(B) With effect from the Resignation Effective Date (i) the retiring Disbursing Agent or Collateral Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents (except that in the case of any collateral security held by the Collateral Agent on behalf of LC Provider under any of the Loan Documents, the retiring Collateral Agent shall continue to hold such collateral security until such time as a successor Collateral Agent is appointed) and (ii) except for any accrued but unpaid fees, unreimbursed expenses or any indemnity payments owed to the retiring Disbursing Agent or Collateral Agent, all payments, communications and determinations provided to be made by, to or through the Disbursing Agent shall instead be made by or to LC Provider directly, until such time, if any, as LC Provider appoints a successor Disbursing Agent or Collateral Agent as provided for above. Upon the acceptance of a successor’s appointment as Disbursing Agent or Collateral Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring Disbursing Agent or Collateral Agent (other than any rights to accrued but unpaid fees, unreimbursed expenses or any indemnity payments owed to the retiring Disbursing Agent or Collateral Agent), and the retiring Disbursing Agent or Collateral Agent shall be discharged from all of its duties and obligations hereunder and under the other Loan Documents. The fees payable by the Company to a successor Disbursing Agent or Collateral Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Company and such successor. After the retiring Disbursing Agent’s or Collateral Agent’s resignation hereunder and under the other Loan Documents, the provisions of this Section 8 and Section 4 shall continue in effect for the benefit of such retiring Disbursing Agent or Collateral Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring Disbursing Agent or Collateral Agent was acting as Disbursing Agent or Collateral Agent, as applicable.

(C) Any resignation by U.S. Bank National Association, as Disbursing Agent, shall also constitute its resignation as Collateral Agent.

vi.
Non-Reliance on Disbursing Agent: LC Provider acknowledges that it has, independently and without reliance on the Disbursing Agent or the Collateral Agent or any of their Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. LC Provider also acknowledges that it will, independently and without reliance upon the Disbursing Agent or the Collateral Agent or any of their Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder. Neither such Agent shall be responsible to LC Provider for any recitals, statements, information, representations or warranties herein or in any agreement, document, certificate or statement delivered in connection herewith or for the execution, effectiveness, genuineness, validity, enforceability, collectability, sufficiency or value of this Agreement or any other Loan Document or any other instrument or document furnished pursuant hereto or thereto, or of the financial condition of the Company or any of its Affiliates, or be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of this Agreement, the other Loan Documents or the financial condition of the Company or any of its Affiliates, or the existence of any Event of Default or any Default.

vii.
No other Duties, etc.: Anything herein to the contrary notwithstanding, neither the Collateral Agent nor the Disbursing Agent shall have any powers, duties or responsibilities under this Agreement or any of the other Loan Documents, except in its capacity, as applicable, as the Disbursing Agent or the Collateral Agent.

viii.
Disbursing Agent May File Proofs of Claim: In case of the pendency of any proceeding under any Debtor Relief Law or any other judicial proceeding relative to the Company, the Disbursing Agent (irrespective of whether the Disbursing Agent shall have made any demand on the Company) shall be entitled and empowered (but not obligated) by intervention in such proceeding or otherwise:

1.
to file and prove a claim for all amounts that are owing and unpaid pursuant to this Agreement and to file such other documents as may be necessary or advisable in order to have the claims of LC Provider and the Agents (including any claim for the reasonable compensation, expenses, disbursements and advances of LC Provider and the Agents and their respective agents and counsel and all other amounts due LC Provider and the Agents under Section 4) allowed in such judicial proceeding; and

2.
to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by LC Provider to make such payments to the Disbursing Agent and, in the event that the Disbursing Agent shall consent to the making of such payments directly to LC Provider, to pay to the Disbursing Agent and the Collateral Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Disbursing Agent and the Collateral Agent and their respective agents and counsel, and any other amounts due to the Disbursing Agent and the Collateral Agent under this Agreement and the other Loan Documents.

ix.
Collateral and Guaranty Matters: (A) LC Provider irrevocably authorizes the Disbursing Agent and the Collateral Agent to:

1.
release any Lien on any property granted to or held by Collateral Agent under any Loan Document (x) upon termination of the Credit and payment in full in cash of all obligations owing hereunder, or (y) if approved, authorized or ratified in writing by LC Provider;

2.
subordinate any Lien on any property granted to or held by the Collateral Agent under any Loan Document if approved, authorized or ratified in writing by LC Provider; and

3.
release any Guarantor from its obligations under the Guarantee and Collateral Agreement (x) upon termination of the Credit and payment in full in cash of all obligations owing hereunder, or (y) if approved, authorized or ratified in writing by LC Provider.

Any such release of guarantee obligations or security interests shall be deemed subject to the provision that such guarantee obligations shall be reinstated if after such release any portion of any payment in respect of the Obligations shall be rescinded or must otherwise be restored or returned upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Company or any Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Company or any Guarantor or any substantial part of its property, or otherwise, all as though such payment had not been made.

Any such release of Liens shall not in any manner discharge, affect, or impair the Reimbursement Obligations or any Liens (other than those expressly being released) upon (or obligations of the Loan Parties in respect of) all interests retained by the Loan Parties, including the proceeds of any sale, all of which shall continue to constitute part of the Collateral. Notwithstanding anything contained herein or in the Loan Documents to the contrary, in no event shall the Disbursing Agent or the Collateral Agent be obligated to execute or deliver any document evidencing any release, subordination or re-conveyance without receipt of a certificate executed by a Responsible Officer of the Loan Party or Loan Parties disposing of such property certifying that such release, subordination or re-conveyance, as applicable, complies with this Agreement and the other Loan Documents, and that all conditions precedent to such release, subordination or re-conveyance have been complied with. Upon request by the Disbursing Agent or the Collateral Agent at any time, LC Provider will confirm in writing the Disbursing Agent’s or the Collateral Agent’s authority to release, subordinate or re-convey its interest in particular types or items of property, or to release any Guarantor from its obligations under the Guaranty pursuant to this Section 8(b)(ix).

(B) The Disbursing Agent and the Collateral Agent hereby disclaim any representation or warranty to LC Provider concerning, and shall not be responsible for or have a duty to ascertain or inquire into the existence, value or collectability of the Collateral, the existence, priority or perfection of the Collateral Agent’s Lien thereon, or any certificate prepared by any Loan Party in connection therewith, nor shall the Disbursing Agent or the Collateral Agent be responsible or liable to LC Provider or any other Secured Party for any failure to monitor or maintain any portion of the Collateral. Neither Agent makes any representation as to the value, sufficiency or condition of the Collateral or any part thereof, as to the title of the Loan Parties to the Collateral, or as to the security afforded by the Guarantee and Collateral Agreement or any other Loan Document. Neither the Collateral Agent nor the Disbursing Agent shall be responsible for insuring the Collateral or for the payment of Taxes, charges, assessments or liens upon the Collateral. Neither the Collateral Agent nor the Disbursing Agent shall be responsible for the maintenance of the Collateral, except as expressly provided in the immediately following sentence when the Collateral Agent has possession of the Collateral. Neither the Collateral Agent or the Disbursing Agent shall have any duty to LC Provider as to any Collateral in its possession or in the possession of someone under its control or in the possession or control of any agent or nominee of such Agent or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto, except the duty to accord such of the Collateral as may be in its possession substantially the same care as it accords similar assets held for the benefit of third parties and the duty to account for monies actually received by it. Neither the Collateral Agent nor the Disbursing Agent shall be under an obligation independently to request or examine insurance coverage with respect to any Collateral. Neither the Collateral Agent nor the Disbursing Agent shall be liable for the acts or omissions of any bank, depositary bank, custodian, independent counsel of any Loan Party or any other party selected by such Agent with reasonable care or selected by any other party hereto that may hold or possess Collateral or documents related to Collateral, and neither such Agent shall be required to monitor the performance of any such Persons holding Collateral. For the avoidance of doubt, neither such Agent shall be responsible to LC Provider for the perfection of any Lien or for the filing, form, content or renewal of any UCC financing statements, fixture filings, mortgages, deeds of trust and such other documents or instruments. LC Provider shall be solely responsible for, and shall arrange for, the filing and continuation of financing statements or other filing or recording documents or instruments for the perfection of security interests in the Collateral. The Collateral Agent shall not be responsible for the preparation, form, content, sufficiency or adequacy of any such financing statements.

(C) In connection with the exercise of any rights or remedies in respect of, or foreclosure or realization upon, any Real Property related Collateral pursuant to this Agreement or any other Loan Document, the Collateral Agent shall not be obligated to take title to or possession of Real Property in its own name, or otherwise in a form or manner that may, in its reasonable judgment, expose it to liability. In the event that the Collateral Agent deems that it may be considered an “owner or operator” under any Environmental Laws or otherwise cause the Collateral Agent to incur, or be exposed to, any Environmental Liability or any liability under any other federal, state or local law, the Collateral Agent reserves the right, instead of taking such action, either to resign as the Collateral Agent subject to the terms and conditions of Section 8(b)(v) or to arrange for the transfer of the title or control of the asset to a court appointed receiver or an acquisition vehicle formed by the LC Provider. The Collateral Agent will not be liable to any Person for any Environmental Liability or any environmental claims or contribution actions under any federal, state or local law, rule or regulation by reason of the Collateral Agent’s actions and conduct as authorized, empowered and directed hereunder or relating to any kind of discharge or Release or threatened Release of any Materials of Environmental Concern into the environment.

(D) In connection with any tax affidavit or similar instrument required to be filed or delivered by the Collateral Agent in connection with any Mortgage, the Collateral Agent shall complete such tax affidavit or similar instrument pursuant to the information provided to it in a certificate executed by a Responsible Officer of the Company. The Collateral Agent shall be entitled to conclusively rely on the information provided to it in such certificate and shall not be liable to the Loan Parties, LC Provider or any other Person for its acting in reliance thereon. The Company shall indemnify the Collateral Agent for any losses the Collateral Agent may incur as a result of its reliance on such certificate of the Company, including without limitation, any losses relating to any incorrect or misleading information provided in any tax affidavit based upon information contained in the certificate of the Company.

(E) Anything contained in any of the Loan Documents to the contrary notwithstanding, the Company, the Disbursing Agent, the Collateral Agent and LC Provider hereby agree that (i) in the event of a foreclosure or similar enforcement action by the Collateral Agent on any of the Collateral pursuant to a public or private sale or other Disposition (including, without limitation, pursuant to Section 363(k), Section 1129(b)(2)(a)(ii) or otherwise of the Bankruptcy Code), the Collateral Agent (or LC Provider, except with respect to a “credit bid” pursuant to Section 363(k), Section 1129(b)(2)(a)(ii) or otherwise of the Bankruptcy Code) may be the purchaser or licensor of any or all of such Collateral at any such sale or other Disposition and the Collateral Agent, as agent for and representative of the Secured Parties shall be entitled (either directly or through one or more acquisition vehicles), upon instructions from LC Provider, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such sale or Disposition, to use and apply any or all of the Reimbursement Obligations (other than Reimbursement Obligations owing to any Agent) as a credit on account of the purchase price for any collateral payable by the Collateral Agent (or such acquisition vehicle) at such sale or other Disposition.

x.
Withholding Tax: To the extent required by any Requirement of Law, the Disbursing Agent and the Collateral Agent may deduct or withhold from any payment to LC Provider an amount equivalent to any applicable withholding Tax. If the IRS or any other Governmental Authority asserts a claim that the Disbursing Agent or the Collateral Agent, as the case may be, did not properly withhold Tax from amounts paid to or for the account of LC Provider for any reason (including because the appropriate form was not delivered or was not properly executed or because LC Provider failed to notify the Disbursing Agent of a change in circumstance that rendered the exemption from, or reduction of, withholding Tax ineffective), LC Provider shall indemnify and hold harmless the Disbursing Agent and the Collateral Agent fully for all amounts paid, directly or indirectly, by such Agent as Tax or otherwise, including any penalties, additions to Tax or interest and together with all expenses (including legal expenses, allocated internal costs and out-of-pocket expenses) incurred, whether or not such Tax was correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to LC Provider by the Disbursing Agent or the Collateral Agent, as the case may be, shall be conclusive absent manifest error. LC Provider hereby authorizes the Disbursing Agent and the Collateral Agent to set off and apply any and all amounts at any time owing to LC Provider under this Agreement or any other Loan Document against any amount due to such Agent under this Section 8(b)(x). The agreements in this Section 8(b)(x) shall survive the resignation and/or replacement of the Disbursing Agent and the Collateral Agent, any assignment of rights by, or the replacement of, LC Provider, the termination of this Agreement and the repayment, satisfaction or discharge of all other Reimbursement Obligations.

xi.
No Reliance on Customer Identification Program: LC Provider acknowledges and agrees that neither it, nor any of its Affiliates, participants or assignees, may rely on either Agent to carry out it’s or its Affiliate’s, participant’s or assignee’s customer identification program, or other obligations required or imposed under or pursuant to the PATRIOT Act or the regulations thereunder, including the regulations contained in 31 CFR 103.121 (as hereafter amended or replaced, the “CIP Regulations”), or any other anti-terrorism law, including any programs involving any of the following items relating to or in connection with the Company, its Affiliates or agents, the Loan Documents or the transactions hereunder: (a) any identity verification procedures, (b) any record keeping, (c) any comparisons with government lists, (d) any customer notices or (e) any other procedures required under the CIP Regulations or such other laws.

xii.
Register: From and after the Second Amendment Effective Date, the Disbursing Agent (or its agent or sub-agent appointed by it), acting solely for this purpose as a non-fiduciary agent of the Company, shall maintain at one of its offices in New York, a register (the “Register”) for the recordation of names and addresses of each LC Provider and in which shall be recorded (i) the Principal Amount of the Credit as of the Second Amendment Effective Date (and any increase in Principal Amount notified to it in writing by the LC Provider), (ii) any portion of the Principal Amount that is drawn and required to be reimbursed by the Company to the LC

Provider (based exclusively on the notice provided to it by the LC Provider pursuant to Section 2(a)(i) hereof), (iii) the Cash Fee (based exclusively on the notice provided to it by the Company pursuant to Section 2(a)(v) and (iv) the amount of any sum received by the Disbursing Agent pursuant to Section 2(a)(ii) from the Company. The entries made in the Register shall be conclusive and binding on the Company and LC Provider absent manifest error, and the Disbursing Agent and LC Provider may treat each Person whose name is recorded in the Register as the owner of the Reimbursement Obligations recorded therein for the purposes of this Agreement; provided that failure to make any such recordation, or any error in such recordation, shall not affect the Company’s Reimbursement Obligations. The Company hereby designates the Disbursing Agent to serve as the Company’s non-fiduciary agent solely for purposes of maintaining the Register as provided in this Section 8(b)(xii), and the Company hereby agrees that, to the extent the Disbursing Agent serves in such capacity, the Disbursing Agent and its officers, directors, employees, agents, sub-agents and affiliates shall constitute “Indemnitees.” The Register shall be available for inspection by the Company and LC Provider during business hours of the Disbursing Agent at any reasonable time and from time to time upon reasonable prior notice.

xiii.
Erroneous Payments: If a payment is made by the Disbursing Agent (or its Affiliates) in error (whether known to the recipient or not) or if LC Provider or another recipient of funds is not otherwise entitled to receive such funds at such time of such payment or from such Person in accordance with the Loan Documents, then LC Provider or such recipient shall forthwith on demand repay to the Disbursing Agent the portion of such payment that was made in error (or otherwise not intended (as determined by the Disbursing Agent) to be received) in the amount made available by the Disbursing Agent (or its Affiliate) to LC Provider or such recipient, with interest thereon, for each day from and including the date such amount was made available by the Disbursing Agent (or its Affiliate) to it to but excluding the date of payment to the Disbursing Agent, at the greater of the Federal Funds Effective Rate and a rate determined by the Disbursing Agent in accordance with banking industry rules on interbank compensation. LC Provider and each other party hereto waives the discharge for value defense in respect of any such payment.

9.
Governing Law. This Agreement shall be governed by and construed in accordance with the substantive laws of the State of New York without regard to its conflict of law principles other than New York General Obligations Law 5-1401 and 5-1402, including the Uniform Commercial Code as in effect from time to time in such Jurisdiction, but excluding any choice of law rules that would apply the law of a different jurisdiction.

10.
Submission to Jurisdiction; Waivers. Company hereby irrevocably and unconditionally

(a) submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Loan Documents (whether arising in contract, tort or otherwise) to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the exclusive general jurisdiction of the courts of the State of New York sitting in the County of New York, the courts of the United States for the Southern District of New York sitting in the County of New York, and appellate courts from any thereof; (b) agrees that all claims in respect of any such action or proceeding shall be heard and determined in such New York state court or, to the fullest extent permitted by applicable Requirements of Law, in such federal court; (c) agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law and that nothing in this Agreement or any other Loan Document shall affect any right that Disbursing Agent, Calculation Agent or LC Provider may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against it or any of its assets in the courts of any jurisdiction; (d) waives, to the fullest extent permitted by applicable Requirements of Law, any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in clause (a) above (and irrevocably waives to the fullest extent permitted by applicable Requirements of Law the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court); (e) consents to service of process in the manner provided in Section 13 (and agrees that nothing in this Agreement will affect the right of any party hereto to serve process in any other manner permitted by applicable Requirements of Law); and (f) agrees that service of process as provided in Section 13 is sufficient to confer personal jurisdiction over the applicable party in any such proceeding in any such court, and otherwise constitutes effective and binding service in every respect.

11.
WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE REQUIREMENTS OF LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT, BREACH OF DUTY, COMMON LAW, STATUTE OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION. EACH PARTY HERETO FURTHER REPRESENTS AND WARRANTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

12.
Bankruptcy and Forfeiture Reinstatement. If any consideration transferred to Disbursing Agent, Calculation Agent or LC Provider (or its designee) in payment of, or as collateral for, or in satisfaction of the Reimbursement Obligations, shall be voided in whole or in part as a result of (a) a subsequent bankruptcy or insolvency proceeding; (b) any forfeiture or seizure action or remedy; (c) any fraudulent transfer or preference action or remedy; or (d) any other civil, criminal or equitable proceeding or remedy, then Disbursing Agent’s, Calculation Agent’s or LC Provider’s (or its designee’s) claim to recover the voided consideration shall be a new and independent claim arising under this Agreement and shall be due and payable immediately by Company.

13.
Notices. (a) All notices, requests and demands to or upon any of the parties hereto shall be ~~effected~~ in ~~the manner provided for in Section 9.02 of the Amended Credit Agreement; provided that notices, requests and demands to or upon Calculation Agent shall be sent to the address~~writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by facsimile or email as set forth on ~~Calculation Agent~~such party’s signature page ~~hereto~~to the Second Amendment. Notices sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received. Notices sent by facsimile shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next Business Day for the recipient). Notices delivered through electronic communications, to the extent provided in Section 13(b), shall be effective as provided in Section 13(b).

(b) Electronic Communications.

(i) Notices and other communications to the LC Provider hereunder may be delivered or furnished by electronic communication (including email and internet or intranet websites) pursuant to procedures approved by the Agents and the LC Provider. The Agents, the LC Provider or the Company may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications

(ii) Unless the Disbursing Agent, the Collateral Agent, the Calculation Agent or the LC Provider otherwise prescribe, (i) notices and other communications sent to an email address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return email or other written acknowledgement) and (ii) notices or communications posted to an internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient, at its email address as described in the foregoing clause (i), of notification that such notice or communication is available and identifying the website address therefor; provided that, in the case of each of the foregoing clauses (i) and (ii), if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next Business Day for the recipient.

14.
Waiver and Amendments. No modification, amendment or waiver of, or consent to any departure by Company from, any provision of this Agreement will be effective unless made in a writing signed by Company, Disbursing Agent, ~~Calculation~~Collateral Agent and LC Provider, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Disbursing Agent’s, ~~Calculation~~Collateral Agent’s and LC Provider’s consent to any amendment, waiver or modification does not mean that Disbursing Agent, ~~Calculation~~Collateral Agent and/or LC Provider, as applicable, will consent or has consented to any other or subsequent Instruction to amend, modify or waive a term of this Agreement or the Credit. No delay by Disbursing Agent, ~~Calculation~~Collateral Agent or LC Provider in exercising any of its rights or remedies shall operate as a waiver, nor shall any single or partial waiver of any right or remedy preclude any other further exercise of that right or remedy, or the exercise of any other right or remedy. In the case of any waiver, the Company, the LC Provider, the Disbursing Agent and the Collateral Agent shall be restored to their former position and rights hereunder and under the Loan Documents, and any Default or Event of Default waived shall be deemed to be cured and not continuing; but no such waiver shall extend to any subsequent or other Default or Event of Default, or impair any right consequent thereon. In connection with any amendment, waiver or modification hereunder or execution of any additional agreements or amendments as contemplated by this Agreement, each Agent shall be entitled to request an officer’s certificate from the Company certifying that such amendment, waiver or modification is authorized and permitted by the terms of this Agreement and the other Loan Documents, and each Agent shall be fully protected in relying upon the same and shall incur no liability for any actions or omissions taken or omitted to be taken in reliance thereon.

15.
Successors and Assigns. This Agreement will be binding on Company’s heirs, executors, administrators, legal representatives, successors and permitted assigns, and shall inure to the benefit of Disbursing Agent’s, ~~Calculation~~Collateral Agent’s and LC Provider’s successors and permitted assigns. LC Provider may assign this Agreement and its rights to reimbursement regarding the Credit, in whole but not in part, in accordance with the provisions of Section 9.06 of the Amended Credit Agreement as in effect immediately prior to the Second Amendment Effective Date. Company may not assign or transfer any of its interests, rights or remedies related to this Agreement or any Credit, in whole or in part, without the prior written consent of LC Provider and each Agent.

16.
Severability. Whenever possible, each provision of the Agreement shall be interpreted in a manner as to be effective and valid under applicable law, but if any provision of the Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity without invalidating the remainder of such provision or any remaining provisions of this Agreement.

17.
Entire Agreement~~; Loan Document~~. This Agreement, together with any other agreement, document or instrument referred to herein, constitute the final, exclusive and entire agreement and understanding of, and supersede all prior or contemporaneous, oral or written, agreements, understandings, representations and negotiations between, the parties relating to the subject matter of this Agreement. ~~This Agreement is a Loan Document.~~

18.
Continuing Agreement. This Agreement is a continuing agreement and may not be terminated by Company except upon (a) thirty (30) days’ prior written notice of such termination by Company to LC Provider (at the address set forth ~~in the Amended Credit Agreement~~on LC Provider’s signature page hereto) and each Agent, (b) reimbursement and/or payment of all Reimbursement Obligations, and (c) the expiration or cancellation of the Credit.

19.
Execution in Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by facsimile or other electronic imaging means), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Any signatures delivered by a party hereto by facsimile transmission or by e-mail transmission shall be deemed an original signature hereto.

~~20. Disbursing Agent. Disbursing Agent shall be afforded all of the rights, protections, immunities and indemnities afforded to it under the Amended Credit Agreement as if set forth fully herein. Neither Disbursing Agent nor any of its directors, officers, employees, agents or affiliates shall be responsible for nor have any duty to monitor the performance or any action of Company, LC Provider, Calculation Agent, or any of their directors, members, officers, agents, affiliates or employees, nor shall it have any liability in connection with the malfeasance or nonfeasance by such party. Disbursing Agent may assume performance by all such Persons of their respective obligations. Disbursing Agent shall have no enforcement or notification obligations relating to breaches of representations or warranties of any other Person.~~

~~21. Effect of Amendment and Restatement. From and after the date of this Agreement: (a) the terms and conditions of the Original Reimbursement Agreement shall be amended as set forth~~

~~herein and, as so amended, shall be restated in their entirety, but only with respect to the rights, duties and obligations among the Company, LC Provider, Disbursing Agent and Calculation Agent accruing from and after the date hereof; (b) this Agreement shall not in any way release or impair the rights, duties, Reimbursement Obligations, guarantees or Liens created pursuant to the Original Reimbursement Agreement or any other Loan Document, in each case to the extent in force and effect thereunder as of the date hereof and except as superseded or otherwise modified hereby or by documents, instruments and agreements executed and delivered in connection herewith; (c) all indemnification obligations of the Company under the Original Reimbursement Agreement that by their terms are to survive the termination thereof shall survive the execution and delivery of this Agreement and shall continue in full force and effect for the benefit of LC Provider, Disbursing Agent, Calculation Agent and any other Person indemnified under the Original Reimbursement Agreement at any time prior to the date hereof pursuant to and for so long as such provisions so provide; (d) the Reimbursement Obligations incurred under the Original Reimbursement Agreement shall, to the extent outstanding on the date hereof, continue outstanding under this Agreement and shall not be deemed to be paid, released, discharged or otherwise satisfied by the execution of this Agreement, and this Agreement shall not constitute a refinancing, substitution or novation of such Reimbursement Obligations or any of the other rights, duties and obligations of the parties hereunder or under the Original Reimbursement Agreement, and the term “Reimbursement Obligations” shall include the Reimbursement Obligations as amended and restated under this Agreement; (e) the execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, power or remedy of the Company, LC Provider, Disbursing Agent or Calculation Agent under the Original Reimbursement Agreement, nor constitute a waiver of any covenant, agreement or obligation under the Original Reimbursement Agreement, except to the extent that any such covenant, agreement or obligation is no longer set forth herein or is modified hereby; (f) any and all references to the “Reimbursement Agreement” in any Loan Document shall, without further action of the parties, be deemed a reference to the Original Reimbursement Agreement, as amended and restated by this Agreement, and as this Agreement shall be further amended, restated, supplemented or otherwise modified from time to time; and (g) the Liens granted by each of the Loan Parties pursuant to the Loan Documents shall continue without any diminution thereof and shall remain in full force and effect on and after the date hereof.~~

[End of text; signature pages to follow]

~~Terence R. Rogers~~

~~Vice President, Finance, Chief Financial Officer, Treasurer and Corporate SecretaryIN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be duly executed and delivered as of the date first above written.~~

~~COMPANY:~~

~~FREIGHTCAR AMERICA, INC.~~

~~By:   Name:~~

~~Title:~~

~~LC PROVIDER:~~

~~CO FINANCE LVS VI LLC~~

~~By:   Name: Christopher Neumeyer~~

~~Title: Authorized Person~~

~~SM~~

~~DISBURSING AGENT:~~

~~U.S. BANK NATIONAL ASSOCIATION, solely in~~

~~its capacity as Disbursing Agent and not in its individual capacity~~

~~By:   Name: Crystal Crudup-Burt~~

~~Title: Vice President~~

~~CALCULATION AGENT:~~

~~ALTER DOMUS (US) LLC, solely in its capacity as Calculation Agent and not in its individual capacity~~

~~By: Lk1l«J--~~

 ~~:  Maithew Tryhu1a~~

~~Associate Counsel~~

~~Address for Notices:~~

~~Alter Domus (US) LLC~~

~~225 W. Washington Street, 9th Floor Chicago, lllinois 60606~~

~~Attention: Legal Department and Rick Ledenbach Facsimile No. (312) 376-0751~~

~~Telephone No. (312) 564-5100~~

~~Email: rick.ledenbach@alterdomus.com and legal@alterdomus.com)~~

~~With a copy (which does not constitute notice) to: Seward & Kissel LLP~~

~~One Battery Park Plaza~~

~~New York, New York 10004 Attention: Gregg Bateman Facsimile No. (212) 480-8421~~

~~Telephone No. (212) 574-1436 Email: bateman@sewkis.com~~

~~SIGNATIJRE PAGE TO AMENDED ANDRESTATED REIMBURSEMENT AGREEMENT~~

Annex B-64

~~\\LA - 765212/000003 - 2075087 v5~~

Exhibit B

Amendment No. 5 to Intercreditor Agreement

[attached]

Annex B-65

~~\\LA - 765212/000003 - 2075087 v5~~

Execution Version

AmericasActive:18517422.5

AMENDMENT NO. 5 TO

INTERCREDITOR AGREEMENT

THIS AMENDMENT NO. 5 TO INTERCREDITOR AGREEMENT (this “Amendment”), dated as of May 22, 2023 is made between Siena Lending Group LLC, in its capacity as the lender under the Revolving Credit Agreement (in such capacity and together with any successor thereto, the “Revolving Lender”), and U.S. Bank National Association, in its capacity as the collateral agent for the Term Loan Lenders under the Term Loan Agreement and the Reimbursement Agreement (in such capacity and together with any successor collateral agent, the “Term Loan Agent”).

R E C I T A L S:

WHEREAS, JAC Operations, Inc., a Delaware corporation (“JAC”), Freight Car Services, Inc., a Delaware corporation (“Freight”), JAIX Leasing Company, a Delaware corporation (“JAIX”), FreightCar Short Line, Inc., a Delaware corporation (“Short”), Johnstown America, LLC, a Delaware limited liability company (“Johnstown”), FreightCar Alabama, LLC, a Delaware limited liability company (“Alabama”), FreightCar Rail Services, LLC, a Delaware limited liability company (“Rail”), FreightCar Rail Management Services, LLC, a Delaware limited liability company (“Management”), FCA-Fasemex, LLC, a Delaware limited liability company (“FCA”), FreightCar North America, LLC, a Delaware limited liability company (“FCNA” and together with JAC, Freight, JAIX, Short, Johnstown, Alabama, Rail, Management, FCA and any other Person who from time to time becomes a Borrower thereunder, collectively, the “Borrowers” and each individually, a “Borrower”), FreightCar America Inc., a Delaware corporation (“Parent”), the other Guarantors (as defined therein) party thereto from time to time, and the Revolving Lender are parties to that certain Amended and Restated Loan and Security Agreement, dated as July 30, 2021 (as it may be amended and restated, supplemented or otherwise modified from time to time in accordance with the terms of the Intercreditor Agreement, including any agreement governing indebtedness incurred to refinance, replace, extend, renew, refund, repay, prepay, redeem, purchase, defease or retire, or issued in exchange or replacement for, the indebtedness and other obligations thereunder, the “Revolving Credit Agreement”), pursuant to which the Revolving Lender has agreed to make loans and extend other financial accommodations to the Borrowers;

WHEREAS, FCNA, Parent, the Term Loan Agent, U.S. Bank National Association, as disbursing agent (the “Term Loan Disbursing Agent”), CO FINANCE LVS VI LLC, as letter of credit provider (“LC Provider”) and the Term Loan Lenders are parties to that certain Credit Agreement, dated as of October 13, 2020 (as amended, amended and restated, supplemented or otherwise modified from time to time in accordance with the terms of the Intercreditor Agreement, including any agreement governing indebtedness incurred to refinance, replace, extend, renew, refund, repay, prepay, redeem, purchase, defease or retire, or issued in exchange or replacement for, the indebtedness and other obligations thereunder, the “Term Loan Agreement”), pursuant to which the Term Loan Lenders have agreed to make loans and extend other financial accommodations to FCNA, and the LC Provider has agreed to make available to Parent a standby letter of credit (the “Standby Letter of Credit”);

WHEREAS, LC Provider, Disbursing Agent, Collateral Agent, Alter Domus (US) LLC, as calculation agent (the “Calculation Agent”), and Parent are parties to that certain Amended and Restated Reimbursement Agreement, dated as of December 30, 2021 (as amended, amended and restated, supplemented or otherwise modified from time to time in accordance with the terms the Intercreditor Agreement, the “Reimbursement Agreement”), pursuant to which Parent has agreed to pay certain fees in connection with, and reimburse LC Provider for any draws under, the Standby Letter of Credit;

WHEREAS, the Revolving Lender and the Term Loan Agent have entered into that certain Intercreditor Agreement, dated as of November 24, 2020 (as amended pursuant to that certain Amendment No. 1 to Intercreditor Agreement dated as of May 14, 2021, that certain Amendment No. 2 to Intercreditor Agreement dated as of July 30, 2021, that certain Amendment No. 3 to Intercreditor Agreement dated as of December 30, 2021, Amendment No. 4 to Intercreditor Agreement dated as of February 17, 2022, this Amendment and as it may be further amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”);

WHEREAS, on March 23, 2023, Parent and certain funds affiliated with LC Provider entered into a securities purchase agreement pursuant to which purchasers thereunder agreed to purchase newly-issued preferred securities of the Company, the proceeds of which will be used to pay in full in cash all of the outstanding Term Loan Obligations under the Term Loan Agreement other than obligations in connection with the Standby Letter of Credit (the “Conversion Transaction”);

WHEREAS, in connection with the Conversion Transaction, the Term Loan Agreement will be terminated, and the Reimbursement Agreement will be amended to reflect the obligations of the Company in respect of the Standby Letter of Credit;

WHEREAS, FCNA, Parent, the other Guarantors (as defined therein), LC Provider, the Term Loan Disbursing Agent and the Term Loan Agent have entered into that certain Amendment No. 1 to Guarantee and Collateral Agreement, dated as of the date hereof (the “Amendment to Guarantee and Collateral Agreement”);

WHEREAS, Parent, the Subsidiary Guarantors (as defined therein), LC Provider, the Term Loan Disbursing Agent and the Term Loan Agent, have entered into that certain Amendment No. 2 to Amended and Restated Reimbursement Agreement, dated as of the date hereof (the “Amendment to Reimbursement Agreement”); and

WHEREAS, the Revolving Lender and Term Loan Agent desire to amend the Intercreditor Agreement as more fully described herein.

.

NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Capitalized Terms. All capitalized undefined terms used in this Amendment (including without limitation, in the Recitals hereto) shall have the meanings assigned thereto in the Intercreditor Agreement, as hereby amended.

SECTION 2. Amendments to Intercreditor Agreement.

On and as of the Fifth Amendment Effective Date, the Intercreditor Agreement is amended by (i) deleting the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and (ii) inserting the underlined text (indicated textually in the same manner as the following example: inserted text), in each case set forth on Exhibit A hereto.

SECTION 3. Effectiveness. This Amendment shall become effective on the date upon which each of the following conditions is satisfied (such date, the “Fifth Amendment Effective Date”):

3.1 This Amendment. The Revolving Lender and Term Loan Agent shall have received a copy of this Amendment duly executed and delivered by the Revolving Lender, Term Loan Agent, Parent and each Subsidiary Guarantor, in form and content acceptable to the Revolving Lender and Term Loan Agent.

3.2 Amendment to Guarantee and Collateral Agreement. The Revolving Lender and Term Loan Agent shall have received a duly executed and delivered Amendment to Guarantee and Collateral Agreement, in form and content acceptable to the Revolving Lender and Term Loan Agent.

3.3 Amendment to Reimbursement Agreement. The Revolving Lender and Term Loan Agent shall have received a duly executed and delivered Amendment to Reimbursement Agreement, in form and content acceptable to the Revolving Lender and Term Loan Agent.

SECTION 4. Limited Effect. Except as expressly provided herein, the Intercreditor Agreement shall remain unmodified and in full force and effect. This Amendment shall not be deemed (a) to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Intercreditor Agreement (except as expressly provided herein), (b) to prejudice any right or rights the Revolving Lender or Term Loan Agent may now have or may have in the future under or in connection with the Intercreditor Agreement, or (c) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with Parent or any other Person with respect to any waiver, amendment, modification or any other change to the Intercreditor Agreement or any rights or remedies arising in favor of Revolving Lender or Term Loan Agent thereunder.

SECTION 5. Representations and Warranties. Each of the Revolving Lender and the Term Loan Agent hereby represents and warrants that it is duly authorized to execute and deliver this Amendment.

SECTION 6. Costs and Expenses. Parent agrees to pay all reasonable and documented out-of-pocket costs and expenses incurred by Revolving Lender and Term Loan Agent in connection with the preparation, negotiation, execution, delivery and administration of this Amendment and the other instruments and documents to be delivered hereunder, including, without limitation, the reasonable and documented fees, charges and disbursements of counsel for Revolving Lender and Term Loan Agent with respect thereto and with respect to advising the Revolving Lender and Term Loan Agent as to its rights and responsibilities hereunder and thereunder.

SECTION 7. Execution in Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by facsimile or other electronic imaging means), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. In proving this Amendment in any judicial proceedings, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom such enforcement is sought. Any signatures delivered by a party hereto by facsimile transmission or by e-mail transmission shall be deemed an original signature hereto.

SECTION 8. Governing Law. THIS AMENDMENT AND ANY DISPUTE, CLAIM OR CONTROVERSY ARISING OUT OF OR RELATING TO THIS AMENDMENT (WHETHER ARISING IN CONTRACT, TORT OR OTHERWISE) SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW RULES THAT WOULD RESULT IN THE APPLICATION OF A DIFFERENT GOVERNING LAW.

SECTION 9. Entire Agreement; Section Heading; Severability. This Amendment is the entire agreement, and supersedes any prior agreements and contemporaneous oral agreements, of the parties concerning its subject matter. The Section headings used in this Amendment are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. The parties hereto shall endeavor in good-faith negotiations to replace any invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 10. Successors and Assigns. This Amendment shall be binding on and inure to the benefit of the parties and their respective heirs, beneficiaries, successors and permitted assigns.

SECTION 11. Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE REQUIREMENTS OF LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT, BREACH OF DUTY, COMMON LAW, STATUTE OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 11. EACH PARTY HERETO FURTHER REPRESENTS AND WARRANTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

SECTION 12. Consent. Notwithstanding anything to the contrary set forth in the Intercreditor Agreement, and for the avoidance of doubt, the Revolving Lender hereby consents to the delivery and execution of the Amendment to Reimbursement Agreement and the Amendment to Guarantee and Collateral Agreement. The foregoing consent is a limited consent and shall not be deemed to constitute consent with respect to any other current or future departure from the requirements of any provision of the Term Loan Documents or the Intercreditor Agreement. Except to the extent expressly set forth herein, the foregoing consent shall not constitute a modification or alteration of the terms, conditions or covenants of the Intercreditor Agreement.

SECTION 13. Term Loan Agent’s Rights. Term Loan Agent has executed this Amendment as directed under and in accordance with the Term Loan Documents, and will perform this Amendment solely in its capacity as Term Loan Agent and not individually. The Term Loan Agent shall be entitled to the same rights, protections, immunities and indemnities hereunder as are set forth in the Term Loan Documents, as if the provisions setting forth those rights, protections, immunities and indemnities were fully set forth herein.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized officers, all as of the day and year first written above.

REVOLVING LENDER:

SIENA LENDING GROUP LLC, as Revolving Lender

By: ____________________________

Name: Keith Holler

Title: Authorized Signatory

By: ____________________________

Name: Steve Sanicola

Title: Authorized Signatory

TERM LOAN AGENT:

U.S. BANK NATIONAL ASSOCIATION, solely in its capacity as Term Loan Agent and not in its individual capacity

By: ___________________________

Name: Crystal Crudup-Burt

Title: Vice President

ACKNOWLEDGEMENT

Each of the undersigned Loan Parties hereby (i) acknowledges that it has received a copy of the foregoing Amendment No. 5 to Intercreditor Agreement (“Amendment No. 5”), (ii) agrees to the terms of the Intercreditor Agreement (as amended by Amendment No. 1, Amendment No. 2, Amendment No. 3, Amendment No. 4 and Amendment No. 5) applicable to any of the Loan Parties, and (iii) has caused this Acknowledgement to be executed by a duly authorized officer or representative of such Loan Party as of the date of Amendment No. 5.

LOAN PARTIES:

FREIGHTCAR AMERICA, INC.

By: ________________________________

Name:

Title:

FREIGHTCAR NORTH AMERICA, LLC

By: _______________________________

Name:

Title:

JAC OPERATIONS, INC.

By: _______________________________

Name:

Title:

FREIGHT CAR SERVICES, INC.

By: ______________________________

Name:

Title:

JAIX LEASING COMPANY

By: _______________________________

Name:

Title:

FREIGHTCAR SHORT LINE, INC.

By: _______________________________

Name:

Title:

JOHNSTOWN AMERICA, LLC

By: _______________________________

Name:

Title:

FREIGHTCAR ALABAMA, LLC

By: _______________________________

Name:

Title:

FREIGHTCAR RAIL SERVICES, LLC

By: _______________________________

Name:

Title:

FREIGHTCAR RAIL MANAGEMENT SERVICES, LLC

By: _______________________________

Name:

Title:

FCA-FASEMEX, LLC

By: _______________________________

Name:

Title:

FCA-FASEMEX, S. DE R.L., DE C.V.

By: _______________________________

Name:

Title:

FCA-FASEMEX ENTERPRISE, S. DE R.L., DE C.V.

By: ______________________________

Name:

Title:

Exhibit A

Exhibit A

INTERCREDITOR AGREEMENT

This INTERCREDITOR AGREEMENT (as amended, restated, supplemented or otherwise modified from time to time, this “Agreement”) is entered into as of November 24, 2020 by and among SIENA LENDING GROUP LLC, in its capacity as the lender under the Revolving Credit Agreement (as defined herein) (in such capacity and together with any successor thereto, the “Revolving Lender”), and U.S. BANK NATIONAL ASSOCIATION, in its capacity as the collateral agent for the Term Loan Lenders and LC Provider (as defined herein) under the Term Loan Agreement (as defined herein), and, after the Fifth Amendment Effective Date, the Reimbursement Agreement (as defined herein) (in such capacity and together with any successor collateral agent, the “Term Loan Agent” and, together with the Revolving Lender, collectively the “Secured Parties”), and acknowledged by the Borrowers and the other Loan Parties.

Recitals

A.
JAC Operations, Inc., a Delaware corporation (“JAC”), Freight Car Services, Inc., a Delaware corporation (“Freight”), JAIX Leasing Company, a Delaware corporation (“JAIX”), FreightCar Short Line, Inc., a Delaware corporation (“Short”), Johnstown America, LLC, a Delaware limited liability company (“Johnstown”), FreightCar Alabama, LLC, a Delaware limited liability company (“Alabama”), FreightCar Rail Services, LLC, a Delaware limited liability company (“Rail”), FreightCar Rail Management Services, LLC, a Delaware limited liability company (“Management”), FreightCar North America, LLC, a Delaware limited liability company (“FCNA” and together with JAC, Freight, JAIX, Short, Johnstown, Alabama, Rail, Management and any other Person who from time to time becomes a Borrower thereunder, collectively, the “Borrowers” and each individually, a “Borrower”), FreightCar America Inc., a Delaware corporation (“Parent”), the other Guarantors (as defined therein) party thereto from time to time, and the Revolving Lender are parties to that certain Loan and Security Agreement, dated as October 8, 2020 (as amended, amended and restated, supplemented or otherwise modified from time to time in accordance with the terms hereof, including any agreement governing indebtedness incurred to refinance, replace, extend, renew, refund, repay, prepay, redeem, purchase, defease or retire, or issued in exchange or replacement for, the indebtedness and other obligations thereunder, the “Revolving Credit Agreement”), pursuant to which the Revolving Lender has agreed to make loans and extend other financial accommodations to the Borrowers;

B.
FCNA, Parent, the Term Loan Agent, U.S. Bank National Association, as disbursing agent (the “Term Loan Disbursing Agent”), U.S. Bank National Association, as collateral agent, CO FINANCE LVS VI LLC, as letter of credit provider (“LC Provider”) and the Term Loan Lenders party thereto are parties to that certain Credit Agreement, dated as of October 13, 2020 (as amended, amended and restated, supplemented or otherwise modified from time to time in accordance with the terms hereof, including any agreement governing indebtedness incurred to refinance, replace, extend, renew, refund, repay, prepay, redeem, purchase, defease or retire, or issued in exchange or replacement for, the indebtedness and other obligations thereunder, the “Term Loan Agreement”), pursuant to which (i) the Term Loan Lenders have agreed to make loans and extend other financial accommodations to FCNA~~;~~, and (ii) the LC Provider has agreed to make available to Parent a standby letter of credit (the “Standby Letter of Credit”);

C.
LC Provider, Disbursing Agent, Collateral Agent, Alter Domus (US) LLC, as calculation agent (the “Calculation Agent”), and Parent are parties to that certain Amended and Restated Reimbursement Agreement, dated as of December 30, 2021 (as amended, amended and restated, supplemented or otherwise modified from time to time in accordance with the terms hereof, the “Reimbursement Agreement”), pursuant to which Parent has agreed to pay certain fees in connection with, and reimburse Parent for any draws under, the Standby Letter of Credit; and

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D.
~~C.~~ The Loan Parties have granted to the Secured Parties Liens (as defined herein) on the Collateral (as defined herein) as security for payment and performance of the Revolving Obligations and the Term Loan Obligations, respectively (each as defined herein).

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained and other good and valuable consideration, the existence and sufficiency of which are expressly recognized by all of the parties hereto, the parties agree as follows.

1.
DEFINITIONS.

Capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in Appendix I hereto. In the absence of such definitions, any other capitalized terms used and not otherwise defined herein will have the meanings (a) ascribed thereto by the Uniform Commercial Code to the extent the same are defined therein, (b) if such term refers to the Revolving Lender, the Revolving Claimholders, or the Revolving Loan Documents, as ascribed thereto in the Revolving Loan Documents as in effect on the date hereof, and (c) if such term refers to the Term Loan Agent, the Term Loan Claimholders, or the Term Loan Documents, as ascribed thereto in the Term Loan Documents as in effect on the ~~date hereof~~Fifth Amendment Effective Date. The term “including” wherever used in this Agreement shall be deemed to mean “including, without limitation.”

2.
INTERCREDITOR AGREEMENTS.

2.1
Lien Priorities. Notwithstanding the date, time, method, manner or order of the grant, creation, attachment or perfection of the Liens granted to the Revolving Lender and the Term Loan Agent on any of the Collateral, and notwithstanding any provisions of the Uniform Commercial Code or any applicable law or the Revolving Loan Documents or the Term Loan Documents to the contrary, or whether either the Revolving Lender or the Term Loan Agent is in possession, custody or “control” of all or any part of the Collateral, and regardless of how any such Lien was acquired (whether by grant, statute, operation of law or otherwise), the following, as between the Revolving Lender and the other Revolving Claimholders, on the one hand, and the Term Loan Agent and the other Term Loan Claimholders, on the other hand, shall be the relative priority of the Liens of the Revolving Lender, on the one hand, and the Term Loan Agent, on the other hand, on the Collateral:

(a)
with respect to the Revolving Credit Priority Collateral:

(i)
the Liens thereon securing the Revolving Priority Obligations shall be first in priority, prior to the Liens thereon securing any other Secured Obligations;

(ii)
the Liens thereon securing the Term Loan Priority Obligations shall be second in priority, subordinate to the Liens thereon securing the Secured Obligations in clause (a)(i) above but prior to any Liens thereon securing any other Secured Obligations;

(iii)
any Liens thereon securing any Revolving Excess Obligations shall be third in priority, subordinate to the Liens thereon securing the Secured Obligations in clauses (a)(i) and (a)(ii) above but prior to any Liens thereon securing any other Secured Obligations; and

(iv)
any Liens thereon securing any Term Loan Excess Obligations shall be fourth in priority, subordinate to any Liens thereon securing the Secured Obligations in clauses (a)(i), (a)(ii) and (a)(iii) above; and

(b)
with respect to the Term Loan Priority Collateral:

(i)
the Liens thereon securing the Term Loan Priority Obligations shall be first in priority, prior to the Liens thereon securing any other Secured Obligations;

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(ii)
the Liens thereon securing the Revolving Priority Obligations shall be second in priority, subordinate to the Liens thereon securing the Secured Obligations in clause (b)(i) above but prior to any Liens thereon securing any other Secured Obligations;

~~(iii)~~  any Liens thereon securing any Term Loan Excess Obligations shall be third in priority, subordinate to the Liens thereon securing the Secured Obligations in clauses (b)(i) and (b)(ii) above but prior to any Liens thereon securing any other Secured Obligations; and

(iii)
~~(iv)~~ any Liens thereon securing any Revolving Excess Obligations shall be fourth in priority, subordinate to any Liens thereon securing the Secured Obligations in clauses (b)(i), (b)(ii) and (b)(iii) above.

The priorities of the Liens provided in this Section 2.1 shall not be altered or otherwise affected by any amendment, modification, supplement, extension, renewal, restatement, replacement, refunding or refinancing of the Revolving Loan Documents or the Revolving Obligations or the Term Loan Documents or the Term Loan Obligations, nor by any action or inaction which the Revolving Lender or any other Revolving Claimholder or the Term Loan Agent or any other Term Loan Claimholder may take or fail to take in respect of any of the Collateral. The Revolving Lender, for itself and on behalf of each other Revolving Claimholder, agrees that no Revolving Claimholder shall, directly or indirectly, contest or support any other Person in contesting, in any proceeding (including any Insolvency Proceeding), the validity, extent, perfection, priority or enforceability of any Liens on any of the Term Loan Priority Collateral or the other Collateral (to the extent permitted under Section 2.2(b)) granted to the Term Loan Agent to secure the Term Loan Obligations. The Term Loan Agent, for itself and on behalf of each other Term Loan Lender, acknowledges and agrees that the Revolving Obligations represent indebtedness that is revolving in nature and that the amount thereof that may be outstanding at any time or from time to time may be increased or reduced and subsequently reborrowed in accordance with terms of the Revolving Loan Documents. The Term Loan Agent, for itself and on behalf of each other Term Loan Claimholder, agrees that no Term Loan Claimholder shall, directly or indirectly, contest or support any other Person in contesting, in any proceeding (including any Insolvency Proceeding), the validity, extent, perfection, priority or enforceability of any Liens on any of the Revolving Credit Priority Collateral or the other Collateral (to the extent permitted under Section 2.2(a)) granted to the Revolving Lender to secure the Revolving Obligations or any assignment of any other rights in favor of the Revolving Lender pursuant to the Assignment of Claims Act. Notwithstanding any failure by either the Revolving Lender, on the one hand, or the Term Loan Agent, on the other hand, to perfect its Lien on any of the Collateral or any avoidance, invalidation or subordination by any third party or court of competent jurisdiction of any of the Liens on the Collateral granted to the Revolving Lender or the Term Loan Agent, the priority and rights as between the Liens of the Revolving Lender, on the one hand, and the Liens of the Term Loan Agent, on the other hand, shall be as set forth herein.

In the event that any Term Loan Claimholder becomes a judgment lien creditor in respect of Collateral as a result of its enforcement of its rights as an unsecured creditor, such judgment lien shall be subject to the terms of this Agreement for all purposes to the same extent as all other Liens securing the Term Loan Obligations are subject to the terms of this Agreement. In the event that any Revolving Claimholder becomes a judgment lien creditor in respect of Collateral as a result of its enforcement of its rights as an unsecured creditor, such judgment lien shall be subject to the terms of this Agreement for all purposes to the same extent as all other Liens securing the Revolving Obligations are subject to the terms of this Agreement.

2.2
New Liens; Other Liens.

(a)
Limitation on Collateral for Revolving Claimholders. Subject to Section 3, until the Payment In Full of all Term Loan Obligations, (i) the Revolving Lender agrees that neither the Revolving Lender nor any other Revolving Claimholder shall acquire or hold any Lien on any assets of any Loan Party (or any subsidiary thereof) that constitute Term Loan Priority Collateral

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to secure any Revolving Obligations which assets are not also subject to the Lien of the Term Loan Agent under the Term Loan Documents, and (ii) each Loan Party agrees not to grant any Lien on any of its assets, or permit any of its Subsidiaries to grant a Lien on any of its assets, in favor of the Revolving Lender or the other Revolving Claimholders unless it, or such Subsidiary, has granted a similar Lien on such assets in favor of the Term Loan Agent under the Term Loan Documents. If any Revolving Claimholder shall nonetheless acquire any Lien on any assets that constitute Term Loan Priority Collateral of any Loan Party (or any of its subsidiaries) to secure the Revolving Obligations, which assets are not also subject to a Lien in favor of the Term Loan Agent to secure the Term Loan Obligations, then such Revolving Claimholder shall, without the need for any further consent of any other Person and notwithstanding anything to the contrary in any Revolving Loan Document, also hold and be deemed to have held such Lien as a gratuitous bailee for the benefit of the Term Loan Agent as security for the Term Loan Obligations subject to the priorities set forth herein, with any amounts received in respect thereof subject to distribution and turnover hereunder to the extent otherwise required hereunder (subject to the priorities set forth herein).

(b)
Limitation on Collateral for Term Loan Claimholders. Subject to Section 3, until the Payment In Full of all Revolving Obligations, (i) the Term Loan Agent agrees that neither the Term Loan Agent nor any other Term Loan Claimholder shall acquire or hold any Lien on any assets of any Loan Party (or any subsidiary thereof) that constitute Revolving Credit Priority Collateral to secure any Term Loan Obligations which assets are not also subject to the Lien of the Revolving Lender under the Revolving Loan Documents, and (ii) each Loan Party agrees not to grant any Lien on any of its assets, or permit any of its Subsidiaries to grant a Lien on any of its assets, in favor of the Term Loan Agent or the other Term Loan Claimholders unless it, or such Subsidiary, has granted a similar Lien on such assets in favor of the Revolving Lender under the Revolving Loan Documents; provided, however, that the Revolving Lender and the Term Loan Agent (on behalf of itself and the other Term Loan Claimholders) agree that the assets pledged by the Mexican Subsidiaries to the Term Loan Agent shall constitute Collateral solely with respect to the Term Loan Obligations, and the Revolving Lender shall not have a Lien on such assets. If any Term Loan Claimholder shall nonetheless acquire any Lien on any assets that constitute Revolving Credit Priority Collateral of any Loan Party (or any of its subsidiaries) to secure the Term Loan Obligations, which assets are not also subject to a Lien in favor of the Revolving Lender to secure the Revolving Obligations, then such Term Loan Claimholder shall, without the need for any further consent of any other Person and notwithstanding anything to the contrary in any Term Loan Document, also hold and be deemed to have held such Lien as a gratuitous bailee for the benefit of the Revolving Lender as security for the Revolving Obligations subject to the priorities set forth herein, with any amounts received in respect thereof subject to distribution and turnover hereunder to the extent otherwise required hereunder (subject to the priorities set forth herein).

2.3
Enforcement Actions.

(a)
Upon the occurrence and during the continuance of an “Event of Default” as defined in the Revolving Loan Documents, the Revolving Lender may, at its option, take and continue any Enforcement Action with respect to the Revolving Obligations (including, without limitation, exercising any rights it may have under the Assignment of Claims Act) and, subject to the terms of this Agreement, the Revolving Credit Priority Collateral (but, except as provided in Sections 2.3(f), (g) and (n), at no time prior to the Payment In Full of the Term Loan Obligations may it take any such actions with respect to any of the Term Loan Priority Collateral). The Revolving Lender shall use commercially reasonable efforts to provide at least five (5) Business Days’ prior written notice to the Term Loan Agent in the event that the Revolving Lender takes

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any Enforcement Action (other than in Exigent Circumstances or upon any Loan Party becoming subject to an Insolvency Proceeding), but shall have no liability for failing to do so. Until the Revolving Obligations have been Paid In Full, the Term Loan Agent shall not (i) take, or support any other Person in taking, any Enforcement Action with respect to the Revolving Credit Priority Collateral except as provided in Sections 2.3(f) and (g), (ii) object to any forbearance from taking any Enforcement Action by the Revolving Lender and the Revolving Claimholders, (iii) exercise any rights under the Assignment of Claims Act with respect to any Collateral, or (iv) other than to enforce any rights of the Term Loan Agent expressly set forth herein, contest, protest or object, or support any other Person in contesting, protesting or objecting to, any Enforcement Action (or forbearance thereof) brought by or otherwise taken by the Revolving Lender with respect to the Revolving Obligations or the Revolving Credit Priority Collateral.

(b)
The Revolving Lender’s rights with respect to the Revolving Credit Priority Collateral shall include the right to release any or all of such Revolving Credit Priority Collateral from its Liens thereon and the Liens of the Term Loan Agent thereon (without any further consent or action on the part of the Term Loan Agent) in connection with any sale, lease, exchange, transfer or other disposition of such Revolving Credit Priority Collateral:

(i)
by the Revolving Lender or by a Loan Party at the request of the Revolving Lender, in each case during the continuance of an Enforcement Action;

(ii)
permitted under the terms of both the Revolving Loan Documents and the Term Loan Documents as in effect on the date hereof; or

(iii)
by any Loan Party if the Revolving Lender releases any of its Liens on any part of such Collateral during the continuance of an Event of Default under and as defined in the Revolving Credit Agreement;

provided, in each case, that all Net Cash Proceeds therefrom (net of any amounts allocated or carved out for professional fees or expenses, which amounts shall not be deemed to be received by the Revolving Lender or applied to the Revolving Obligations) are applied in accordance with Section 2.4. Without limiting the foregoing, if the Revolving Lender shall determine, in connection with any such sale or other disposition of any Revolving Credit Priority Collateral that the release of its Lien and the Lien of the Term Loan Agent on any such Revolving Credit Priority Collateral in connection with any such sale or other disposition is necessary or advisable, the Term Loan Agent shall execute and deliver such release documents and instruments and shall take such further actions as the Revolving Lender shall reasonably request to effect such release. Solely in the event and to the extent that the Term Loan Agent fails to do so in accordance with the terms of this Agreement within five (5) Business Days after the Revolving Lender’s request therefor, the Term Loan Agent hereby appoints the Revolving Lender and any officer or duly authorized Person of the Revolving Lender, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power of attorney in the place and stead of the Term Loan Agent, and in the name of the Term Loan Agent or in the Revolving Lender’s own name, from time to time, as determined in the Revolving Lender’s reasonable discretion, for the purposes of carrying out the terms of this Section 2.3(b), to take any and all appropriate action and to execute and deliver any and all documents and instruments as may be necessary or desirable to accomplish the purposes of this Section 2.3(b), including any financing or termination statements, releases, endorsements, assignments or other documents or instruments of transfer (which appointment, being coupled with an interest, is irrevocable). The Term Loan Agent hereby ratifies all that said attorneys shall do or cause to be done under this Section 2.3(b). Upon the Payment In Full of the Revolving Priority Obligations, any remaining Net Cash Proceeds of the Revolving

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Credit Priority Collateral shall be for the benefit of and be promptly paid over to the Term Loan Agent for application in accordance with the terms of the Term Loan Documents and, after Payment In Full of the Term Loan Priority Obligations, any remaining Net Cash Proceeds of the Revolving Credit Priority Collateral shall revert to the Revolving Lender to the extent of any Revolving Excess Obligations, then to the Term Loan Agent to the extent of any Term Loan Excess Obligations and then to the applicable Loan Party or as directed by an order issued by a court of competent jurisdiction.

(c)
Upon the occurrence and during the continuance of an “Event of Default” as defined in the Term Loan Documents, the Term Loan Agent may, at its option, take and continue any Enforcement Action with respect to the Term Loan Obligations and, subject to the terms of this Agreement, the Term Loan Priority Collateral (but, except as provided in Section 2.3(f) and (g), at no time prior to the Payment In Full of the Revolving Obligations may it take any such actions with respect to any of the Revolving Credit Priority Collateral or exercise any rights under the Assignment of Claims Act with respect to any Collateral). The Term Loan Agent shall use commercially reasonable efforts to provide at least five (5) Business Days’ prior written notice to the Revolving Lender in the event that the Term Loan Agent takes any Enforcement Action (other than in Exigent Circumstances or upon any Loan Party becoming subject to an Insolvency Proceeding), but shall have no liability for failing to do so. Until the Term Loan Obligations have been Paid In Full, the Revolving Lender shall not (i) take, or support any other Person in taking, any Enforcement Action with respect to the Term Loan Priority Collateral except as provided in Sections 2.3(f) and (g), (ii) object to any forbearance from taking any Enforcement Action by the Term Loan Agent and the Term Loan Lenders, or (iii) other than to enforce any rights of the Revolving Lender expressly set forth herein, contest, protest or object, or support any other Person in contesting, protesting or objecting to, any Enforcement Action (or forbearance thereof) brought by or otherwise taken by the Term Loan Agent with respect to the Term Loan Obligations or the Term Loan Priority Collateral.

(d)
The Term Loan Agent’s rights with respect to the Term Loan Priority Collateral shall include the right to release any or all of such Term Loan Priority Collateral from its Liens thereon and any Lien of the Revolving Lender thereon (without any further consent or action on the part of the Revolving Lender) in connection with any sale, lease, exchange, transfer or other disposition of such Term Loan Priority Collateral:

(i)
by the Term Loan Agent or by a Loan Party at the request of the Term Loan Agent, in each case during the continuance of an Enforcement Action;

(ii)
permitted under the terms of both the Revolving Loan Documents and the Term Loan Documents as in effect on the date hereof; or

(iii)
by any Loan Party if the Term Loan Agent releases any of its Liens on any part of such Collateral during the continuance of an Event of Default under and as defined in the ~~Term Loan~~Reimbursement Agreement;

provided, in each case, that all Net Cash Proceeds therefrom (net of any amounts allocated or carved out for professional fees or expenses, which amounts shall not be deemed to be received by the Term Loan Agent or applied to the Term Loan Obligations) are applied in accordance with Section 2.4; provided further, that the provisions set forth in Section 2.3(h) through (j) and Section 2.3(n) and (o) shall apply as set forth therein. Without limiting the foregoing, if the Term Loan Agent shall determine, in connection with any such sale or other disposition of any Term Loan Priority Collateral that the release of its Lien and the Lien of the Revolving Lender on any

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such Term Loan Priority Collateral in connection with any such sale or other disposition is necessary or advisable, the Revolving Lender shall execute and deliver such release documents and instruments and shall take such further actions as the Term Loan Agent shall reasonably request to effect such release. Solely in the event and to the extent that the Revolving Lender fails to do so in accordance with the terms of this Agreement within five (5) Business Days after the Term Loan Agent’s request therefor, the Revolving Lender hereby appoints the Term Loan Agent and any officer or duly authorized Person of the Term Loan Agent, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power of attorney in the place and stead of the Revolving Lender, and in the name of the Revolving Lender or in the Term Loan Agent’s own name, from time to time, as determined in the Term Loan Agent’s reasonable discretion, for the purposes of carrying out the terms of this Section 2.3(d), to take any and all appropriate action and to execute and deliver any and all documents and instruments as may be necessary or desirable to accomplish the purposes of this Section 2.3(d), including any financing or termination statements, releases, endorsements, assignments or other documents or instruments of transfer (which appointment, being coupled with an interest, is irrevocable). The Revolving Lender hereby ratifies all that said attorneys shall do or cause to be done under this Section 2.3(d). Upon the Payment In Full of the Term Loan Priority Obligations, any remaining Net Cash Proceeds of the Term Loan Priority Collateral shall be for the benefit of and be promptly paid over to the Revolving Lender for application in accordance with the terms of the Revolving Loan Documents and, after Payment In Full of the Revolving Priority Obligations, any remaining Net Cash Proceeds of the Term Loan Priority Collateral shall revert to the Term Loan Agent to the extent of any Term Loan Excess Obligations, then to the Revolving Lender to the extent of any Revolving Excess Obligations and then to the applicable Loan Party or as directed by an order issued by a court of competent jurisdiction.

(e)
In exercising rights and remedies with respect to the applicable Priority Collateral, each Priority Secured Party and its Priority Claimholders may enforce the provisions of their respective Loan Documents and exercise remedies thereunder, all in such order and in such manner as they may determine (but subject to the terms hereof). Such exercise and enforcement shall include the rights of an agent appointed by such Priority Secured Party and Priority Claimholders to sell or otherwise dispose of such Priority Collateral upon foreclosure, to incur expenses in connection with such sale or disposition, and to exercise all the rights and remedies of a secured creditor under the Uniform Commercial Code of any applicable jurisdiction and of a secured creditor under the Bankruptcy Code or the laws of any applicable jurisdiction (and with respect solely to the Revolving Lender prior to the Payment in Full of the Revolving Obligations, including, without limitation, any and all rights to receive payment under the Assignment of Claims Act).

(f)
Except as specifically provided in Section 2.3(g), notwithstanding any rights or remedies available to the Term Loan Agent or any other Term Loan Claimholder under any of the Term Loan Documents, the Revolving Lender or any other Revolving Claimholder under any of the Revolving Loan Documents, or any Secured Party or other Claimholder under applicable law or otherwise, (x) prior to the Payment In Full of the Revolving Obligations, neither the Term Loan Agent nor any of the other Term Loan Claimholders shall, directly or indirectly, take any Enforcement Action, or otherwise seek to foreclose, enforce or realize upon (judicially or non- judicially) any Liens, on any Revolving Credit Priority Collateral or assert any interests therein (including by setoff or notification of account debtors owing Accounts included in the Revolving Credit Priority Collateral) and (y) prior to the Payment In Full of the Term Loan Obligations, neither the Revolving Lender nor any of the other Revolving Claimholders shall, directly or indirectly, take any Enforcement Action, or otherwise seek to foreclose, enforce or realize upon (judicially or non-judicially) any Liens, on any Term Loan Priority Collateral or assert any

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interests therein (including by setoff or notification of account debtors owing Accounts included in the Term Loan Priority Collateral); provided that (A) in the case of the Term Loan Agent and the other Term Loan Claimholders, upon the occurrence of an “Event of Default” as defined in the Term Loan Documents and for so long as such Event of Default is continuing, subject at all times to the other provisions of this Section 2, commencing 150 days after the receipt by the Revolving Lender of the written declaration of the Term Loan Agent of such Event of Default and written demand by the Term Loan Disbursing Agent to ~~FCNA~~Parent for the accelerated payment of all Term Loan Obligations then outstanding (provided that such 150-day period shall be tolled for any period during which both the Revolving Lender and the Term Loan Agent are stayed by an order issued in any Insolvency Proceeding or by any other court of competent jurisdiction from exercising their respective default and enforcement rights and remedies against all or a material portion of the Collateral), the Term Loan Agent and the Term Loan Claimholders may take action to enforce their Liens on the Revolving Credit Priority Collateral so long as the Revolving Lender or the Revolving Claimholders are not then diligently pursuing in good faith the exercise of their Enforcement Actions against, or diligently attempting in good faith to vacate any stay of enforcement of their senior Liens on, all or a material portion of the Revolving Credit Priority Collateral (including commencement of any action to foreclose their senior Liens on all or any material portion of the Revolving Credit Priority Collateral, any action to take possession of all or any material portion of the Revolving Credit Priority Collateral, the commencement of any legal proceedings or actions against or with respect to all or any material portion of the Revolving Credit Priority Collateral or the commencement of any marketing or sale process for the sale of any Revolving Credit Priority Collateral (including the engagement of investment bankers or brokers for such purpose)) and (B) in the case of the Revolving Lender and the Revolving Claimholders, upon the occurrence of an “Event of Default” as defined in the Revolving Loan Documents and for so long as such Event of Default is continuing, subject at all times to the other provisions of this Section 2, commencing 150 days after the receipt by the Term Loan Agent of the written declaration of the Revolving Lender of such Event of Default and written demand by the Revolving Lender to the Borrowers for the accelerated payment of all Revolving Obligations then outstanding (provided that such 150-day period shall be tolled for any period during which both the Revolving Lender and the Term Loan Agent are stayed by an order issued in any Insolvency Proceeding or by any other court of competent jurisdiction from exercising their respective default and enforcement rights and remedies against all or a material portion of the Collateral), the Revolving Lender and the Revolving Claimholders may take action to enforce their Liens on the Term Loan Priority Collateral so long as the Term Loan Agent or the Term Loan Claimholders are not then diligently pursuing in good faith the exercise of their Enforcement Actions against, or diligently attempting in good faith to vacate any stay of enforcement of their senior Liens on, all or a material portion of the Term Loan Priority Collateral (including commencement of any action to foreclose their senior Liens on all or any material portion of the Term Loan Priority Collateral, any action to take possession of all or any material portion of the Term Loan Priority Collateral, the commencement of any legal proceedings or actions against or with respect to all or any material portion of the Term Loan Priority Collateral or the commencement of any marketing or sale process for the sale of any Loan Party or any other Term Loan Priority Collateral (including the engagement of investment bankers or brokers for such purpose)). In the event that the Term Loan Agent or any Term Loan Claimholder has commenced any action to enforce its subordinated Lien on any of the Revolving Credit Priority Collateral to the extent permitted under this Section 2.3(f) and is diligently pursuing such action, the Revolving Lender and the Revolving Claimholders shall not take any action of a similar nature with respect to such Revolving Credit Priority Collateral. In the event that the Revolving Lender or any Revolving Claimholder has commenced any action to enforce its subordinated Lien on any of the Term Loan Priority Collateral to the extent permitted under this Section 2.3(f) and is diligently pursuing such action, the Term Loan Agent and the Term

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Loan Claimholders shall not take any action of a similar nature with respect to such Term Loan Priority Collateral. In the event that any Enforcement Action is taken pursuant to this Section 2.3(f) by either of the Priority Secured Parties or any Priority Claimholder, the Lien priorities established in Section 2.1 shall remain in effect, and the rights to Net Cash Proceeds from any such Enforcement Action shall be the same as provided in Section 2.4.

(g)
Notwithstanding the provisions of Sections 2.3(a) through (f), each of the Secured Parties retains the right to:

(i)
if any Insolvency Proceeding has been commenced against any Loan Party, file a proof of claim or statement of interest with respect to the Revolving Obligations or the Term Loan Obligations, as applicable,

(ii)
take any action in order to create, preserve, perfect or protect its Lien on the Collateral not adverse to the other Secured Party’s rights to exercise any Enforcement Action against its Priority Collateral (it being understood that any action taken by the Revolving Lender pursuant to the provisions of Section 2.3(h) through (j) and Section 2.3(n) and (o) shall not be “adverse” for purposes hereof),

(iii)
file any necessary responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding, plan of reorganization, or other pleading made by any Person objecting in whole or in part to or otherwise seeking the disallowance, subordination, reclassification, or other adverse treatment of the claims or Liens of such Secured Party or any of its respective Claimholders, in each case, not inconsistent with the terms of this Agreement,

(iv)
in any Insolvency Proceeding, file any pleadings, objections, motions or agreements which assert rights or interests available to unsecured creditors of any Loan Party in accordance with (and which are not, directly or indirectly, inconsistent with) the terms of this Agreement,

(v)
in any Insolvency Proceeding, vote on and, notwithstanding the reference to Section 510(a) of the Bankruptcy Code in Section 1129(b)(1) of the Bankruptcy Code, object to any plan of reorganization, plan of arrangement or proposal, except to the extent inconsistent with the provisions of this Agreement, and

(vi)
credit or cash bid for any of its Priority Collateral at any public or private sale thereof or cash bid for any other Collateral at any public or private sale thereof; provided that (1) at any sale of Term Loan Priority Collateral, (x) no credit bid in respect of the Revolving Priority Obligations may be made by the Revolving Lender unless the cash Proceeds of such bid are otherwise sufficient to cause the Term Loan Priority Obligations to be Paid In Full, and (y) no credit bid in respect of the Revolving Excess Obligations may be made by the Revolving Lender unless the cash Proceeds of such bid are otherwise sufficient to cause the Term Loan Obligations to be Paid In Full and (2) at any sale of Revolving Credit Priority Collateral, (x) no credit bid in respect of the Term Loan Priority Obligations may be made by the Term Loan Agent unless the cash Proceeds of such bid are otherwise sufficient to cause the Revolving Priority Obligations to be Paid In Full, and (y) no credit bid in respect of the Term Loan Excess Obligations may be made by the Term Loan Agent unless the cash Proceeds of such bid are otherwise sufficient to cause the Revolving Obligations to be Paid In Full.

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(h)
Notwithstanding the foregoing, the Term Loan Agent acknowledges that prior to the date that the Term Loan Agent shall, through the exercise of remedies under the Term Loan Documents or otherwise, sell any of the Term Loan Priority Collateral to any unaffiliated third party (a “Third Party Purchaser”), the Revolving Lender or its representatives or invitees may, subject to the other provisions of this Section 2.3, enter upon any of the Real Property or use any Equipment included in such Term Loan Priority Collateral at any time, and without any interference by the Term Loan Agent, to access, inspect, repossess, remove, manufacture, complete, prepare for sale, market or sell (either publicly or privately) any or all of the Revolving Credit Priority Collateral. The Revolving Lender shall not be required to pay any rent or fees to the Term Loan Agent or the Term Loan Lenders in connection with such access and use of the Term Loan Priority Collateral but shall be required to pay those amounts set forth in Section 2.3(k).

(i)
In the event that the Term Loan Agent acquires control or possession of any of the Term Loan Priority Collateral or shall, through the exercise of remedies under the Term Loan Documents or otherwise, sell any of the Term Loan Priority Collateral to any Third Party Purchaser, the Term Loan Agent shall, to the extent permitted by law or any agreements with third party lessors of Real Property occupied by the Loan Parties, solely during the Disposition Period, grant to the Revolving Lender and its agents or representatives (or, subject to Section 2.3(j), shall require as a condition of such sale to such Third Party Purchaser that such Third Party Purchaser agrees to grant to the Revolving Lender and its agents or representatives pursuant to an agreement in form and substance reasonably satisfactory to the Revolving Lender), at the Revolving Lender’s option, an irrevocable right: (i) to enter any of the Real Property or use any Equipment of any Loan Party (or such Third Party Purchaser) constituting Term Loan Priority Collateral under such control or possession (or sold to such Third Party Purchaser) in order to access, inspect, repossess, remove, manufacture, complete, prepare for sale, market or sell (either publicly or privately), or to enforce the Revolving Lender’s rights as a secured creditor in, the Revolving Credit Priority Collateral, including the examination and removal of Revolving Credit Priority Collateral and the examination and duplication of any Term Loan Priority Collateral under such control or possession (or sold to such Third Party Purchaser) consisting of books and records of any Loan Party related to the Revolving Credit Priority Collateral; (ii) to use the Term Loan Priority Collateral for the purpose of manufacturing or processing raw materials or work-in- process into finished inventory; and (iii) to use any of the Term Loan Priority Collateral under such control or possession (or sold to such Third Party Purchaser) consisting of computers or other data processing Equipment related to the storage or processing of records, documents or files pertaining to the Revolving Credit Priority Collateral and to use any of the Term Loan Priority Collateral under such control or possession (or sold to such Third Party Purchaser) consisting of other Equipment to handle or dispose of any Revolving Credit Priority Collateral pursuant to the Revolving Lender’s rights as a secured creditor in such Revolving Credit Priority Collateral, including any public or private sale thereof. Such use by the Revolving Lender of such Term Loan Priority Collateral shall not be on an exclusive basis.

(j)
The rights of the Revolving Lender as set forth in Section 2.3(i) shall remain in effect until the end of the Disposition Period; provided that: (i) if the Term Loan Agent has entered into an agreement for the sale of all or any portion of the Term Loan Priority Collateral in a bona fide arm’s length transaction with a Third Party Purchaser and the Term Loan Agent provides the Revolving Lender with written notice thereof, together with a copy thereof, as duly authorized, executed and delivered by the parties thereto, the rights of the Revolving Lender with respect to such portion of the Term Loan Priority Collateral subject to such sale, as set forth in Section 2.3(i), shall only continue until the later of (A) the date that is 60 days after the closing date under such purchase agreement or (B) the date following such closing date that the proposed

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Third Party Purchaser shall require as a condition of such sale that possession of such Term Loan Priority Collateral be given by the Term Loan Agent to such Third Party Purchaser; (ii) in no event shall the access rights of the Revolving Lender exceed the Disposition Period provided for above; (iii) the Disposition Period with respect to any Equipment located on leased Real Property shall not exceed the number of days (if any) that the Term Loan Agent or the Revolving Lender is permitted to occupy such Real Property under any landlord waiver or other similar access agreement with respect thereto; and (iv) notwithstanding the foregoing, the access rights of the Revolving Lender with respect to any Term Loan Priority Collateral are subject to the provisions set forth below in this Section 2.3(j). In connection with any such sale of any Real Property, the Term Loan Agent shall use commercially reasonable efforts (provided that “commercially reasonable efforts” shall not be deemed to require that the Term Loan Agent accept a purchase price that is reduced by more than a de minimis amount) to cause such Third Party Purchaser not to require as a condition of the sale that possession of such Real Property be given by the Term Loan Agent to such Third Party Purchaser prior to the end of the Disposition Period provided for above; provided that if such period is not acceptable to such Third Party Purchaser, then such sale shall not be consummated until the date that is at least 60 days after the date that the Disposition Period first commenced (it being understood and agreed that the purpose of the foregoing is to provide that, in no event shall the Disposition Period and the Revolving Lender’s access to the Term Loan Priority Collateral be less than 60 days). The Revolving Lender shall use reasonable diligence in seeking to obtain and in obtaining access to and in conducting all of its activities with respect to any Term Loan Priority Collateral during the Disposition Period, and shall use reasonable efforts to vacate the Term Loan Priority Collateral as soon as reasonably practicable. The Revolving Lender and the Term Loan Agent shall cooperate and use reasonable efforts to ensure that their activities during the Disposition Period in respect of any Term Loan Priority Collateral do not interfere materially with the activities of the other. The time periods set forth herein shall be tolled during the pendency of any Insolvency Proceeding of any Loan Party or other proceedings pursuant to which the Revolving Lender is effectively stayed from enforcing its rights against the Revolving Credit Priority Collateral. In no event shall the Term Loan Agent or any of the Term Loan Lenders take any action to interfere, limit or restrict the rights of the Revolving Lender or the exercise of such rights by the Revolving Lender to have access to or to use any of such Revolving Credit Priority Collateral pursuant to Section 2.3(i) prior to the expiration of such periods.

(k)
During the actual occupation and use by the Revolving Lender, its agents or its representatives of (i) any Real Property or Equipment comprising Term Loan Priority Collateral during the Disposition Period permitted by Section 2.3(i), the Revolving Lender shall be obligated (A) to pay all documented expenses for utilities, taxes and all other maintenance and operating costs of such Real Property or Equipment during any such period of actual occupation and use by the Revolving Lender, its agents or its representatives, but only to the extent such amounts are required to be paid and have not already been paid by the Loan Parties, (B) to pay any incremental increase (which increase is solely caused by such occupation and use) in the costs of maintaining insurance for such Real Property or Equipment, substantially similar to the insurance maintained by any Loan Party on such Real Property or Equipment, but only to the extent such insurance (including the insurance of any Loan Party) is not otherwise in effect during the actual occupation and use of such Real Property or Equipment by the Revolving Lender, its agents or its representatives, and (C) to repair at its expense any physical damage to such Real Property or Equipment or any other Term Loan Priority Collateral resulting directly from any act or omission of the Revolving Lender, its agents or its representatives pursuant to such access, occupancy or use of such Real Property or Equipment (ordinary wear and tear excepted), and to leave the Real Property or Equipment in a condition substantially similar to the condition of such Real Property or Equipment prior to the date of the commencement of the

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occupancy or use thereof by the Revolving Lender, its agents or its representatives (ordinary wear and tear excepted and any diminution in value due to the removal of the Revolving Credit Priority Collateral excepted) or (ii) any leased Real Property subject to a landlord waiver or other similar access agreement in favor of the Term Loan Agent, the Revolving Lender shall be obligated to pay the amounts required under such landlord waiver or other access agreement in the amount that the Term Loan Agent would otherwise be required to pay during such occupancy period by the Revolving Lender.

(l)
The Revolving Lender agrees to pay, indemnify and hold harmless the Term Loan Agent, the other Term Loan Claimholders and any Third Party Purchaser from and against

(i) any loss, liability, claim, damage (other than diminution in value thereof as a result of the removal of the Revolving Credit Priority Collateral) or expense (including the reasonable and documented fees and expenses of legal counsel) arising out of any claim asserted by any third party as a direct result of any acts or omissions of the Revolving Lender or any of its agents or representatives in connection with and during the period of its or their occupation or use of any Real Property or Equipment as set forth in Section 2.3(i), (ii) any physical damage to the Term Loan Priority Collateral directly caused by the Revolving Lender or its agents or representatives (other than diminution of value thereof as a result of the removal of the Revolving Credit Priority Collateral) while the Revolving Lender or its agents or representatives are using or occupying such Real Property or Equipment and (iii) any loss, liability, claim, damage or expense (including the reasonable and documented fees and expenses of legal counsel) resulting from any release of hazardous materials on any Real Property of any Loan Party directly caused by any act or omission of the Revolving Lender or its agents or representatives during such occupancy or use of such Real Property by the Revolving Lender or any of its agents or representatives and not as a result of any condition or factor that was in existence prior to such occupancy or use, or the continuation thereof. In no event shall the Revolving Lender have any liability to the Term Loan Agent, the Term Loan Lenders or any Third Party Purchaser pursuant to this Section 2.3(1) or otherwise as a result of any condition (including any environmental condition, claim or liability) on or with respect to the Term Loan Priority Collateral or the Real Property existing prior to (and/or continuing after) the date of the exercise by the Revolving Lender of its rights under Section 2.3(i), and the Revolving Lender shall have no duty or liability to maintain the Term Loan Priority Collateral or the Real Property in a condition or manner better than that in which it was maintained prior to the access or use thereof by the Revolving Lender.

(m)
The Revolving Lender and each other Revolving Claimholder hereby acknowledge that, except to the extent that the Term Loan Agent or any other Term Loan Claimholders have taken any Enforcement Actions with respect to any of the Revolving Credit Priority Collateral pursuant to Section 2.3(f), neither the Term Loan Agent nor any of the other Term Loan Claimholders shall be obligated to take any action to protect or to procure insurance with respect to any such Collateral that may be located on or in any of the Real Property, it being understood that the Term Loan Agent and the other Term Loan Claimholders shall have no responsibility for loss or damage to the Revolving Credit Priority Collateral (other than as a result of the gross negligence or willful misconduct of the Term Loan Agent or any of the other Term Loan Claimholders or their agents, representatives or invitees, as determined by a final, non- appealable judgment of a court of competent jurisdiction) and that, as between the Claimholders, all risk of loss or damage to the Revolving Credit Priority Collateral shall remain with the Revolving Lender and the other Revolving Claimholders; provided that to the extent insurance obtained by the Term Loan Agent or the other Term Loan Claimholders provides coverage for risks relating to access to or use of such Revolving Credit Priority Collateral, the Revolving Lender will be made an additional named insured thereunder. Nothing in this Agreement shall affect or impair the Term Loan Agent’s rights to abandon any Term Loan Priority Collateral.

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(n)
Without limiting any of the foregoing with respect to the Term Loan Priority Collateral, for a period of time (the “IP License Period”) not to exceed 120 days from the earlier of (i) the date the Revolving Lender receives written notice from the Term Loan Agent that the Term Loan Agent has acquired control or possession of any Intellectual Property or has, through the exercise of remedies under the Term Loan Documents or otherwise, sold such Intellectual Property to any Third Party Purchaser and (ii) the date the Revolving Lender first enters onto any Real Property to enforce its security interests in the Revolving Credit Priority Collateral located on such Real Property (the “License Commencement Date”), the Term Loan Agent shall, to the extent permitted by law, permit the Revolving Lender and its agents or representatives at the Revolving Lender’s option to use, on a nonexclusive, royalty-free basis, any of the Intellectual Property as is or may be necessary for the Revolving Lender to sell or otherwise liquidate the Revolving Credit Priority Collateral; provided that if the Term Loan Agent has entered into an agreement for the sale of all or any portion of the Intellectual Property in a bona fide arm’s length transaction with a Third Party Purchaser and the Term Loan Agent provides the Revolving Lender with written notice thereof, together with a copy thereof, as duly authorized, executed and delivered by the parties thereto, the rights of the Revolving Lender set forth in this Section 2.3(n) shall only continue until the date that is 60 days after the License Commencement Date. Notwithstanding the foregoing, the Term Loan Agent shall use commercially reasonable efforts (provided that “commercially reasonable efforts” shall not be deemed to require that the Term Loan Agent accept a purchase price that is reduced by more than a de minimis amount) to cause such Third Party Purchaser not to require as a condition of the sale that exclusive usage of such Intellectual Property be given by the Term Loan Agent to such Third Party Purchaser prior to the end of the IP License Period provided for above. The IP License Period set forth herein shall be tolled during the pendency of any Insolvency Proceeding of any Loan Party or other proceedings pursuant to which the Revolving Lender is effectively stayed from use of the license granted hereunder (including any stay of the sale or liquidation of Revolving Credit Priority Collateral that uses or incorporates such Intellectual Property). Nothing contained in this Section 2.3(n) shall be deemed an obligation or agreement by the Term Loan Agent to preserve, enforce or protect any Intellectual Property or any of the Term Loan Agent’s or the Revolving Lender’s rights with respect thereto.

(o)
In furtherance of the Revolving Lender’s rights under Section 2.3(n), the Term Loan Agent hereby grants to the Revolving Lender, during the IP License Period, a nonexclusive, irrevocable, royalty-free, worldwide license to use any and all of the Intellectual Property as is or may be necessary to sell or otherwise liquidate the Revolving Credit Priority Collateral. The Term Loan Agent (i) acknowledges and consents to the grant to the Revolving Lender by the Loan Parties on the date hereof of a continuing, limited, nonexclusive, royalty-free license for such use in the form of Exhibit A attached hereto (the “Closing Date License”) and (ii) agrees that its Liens on the Term Loan Priority Collateral shall be subject to the Closing Date License. Furthermore, the Term Loan Agent agrees that, in connection with any foreclosure sale conducted by the Term Loan Agent in respect of any Intellectual Property, (x) any notice required to be given by the Term Loan Agent in connection with such foreclosure shall contain an acknowledgement that the Term Loan Agent’s Lien is subject to the Closing Date License, (y) the Term Loan Agent shall deliver a copy of the Closing Date License to any purchaser at such foreclosure and provide written notice to such purchaser that the Term Loan Agent’s Lien and the purchaser’s rights in such transferred Intellectual Property are subject to the Closing Date License and (z) the purchaser shall acknowledge in writing that it purchased such Intellectual Property subject to the Closing Date License.

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(p)
Each Secured Party agrees that any Enforcement Action with respect to Collateral subject to Article 9 of the UCC shall be conducted by the applicable Secured Party in a commercially reasonable manner.

2.4
Distribution of Proceeds of Collateral.

(a)
All Net Cash Proceeds resulting from the sale or other disposition of Collateral, in connection with or resulting from any Enforcement Action or any distribution in a plan of reorganization or liquidation in any Insolvency Proceeding, shall be distributed, subject to clause
(b)
below, as follows:

(i)
if the Collateral is Revolving Credit Priority Collateral, the Net Cash Proceeds therefrom shall be distributed first to the Revolving Lender for application to the Revolving Priority Obligations until Paid In Full (provided that for the avoidance of doubt, at the option of the Revolving Lender, the Revolving Obligations may be repaid or paid in full without a permanent reduction of the commitments thereunder in connection with the sale or other disposition of Collateral pursuant to the Revolving Loan Documents), then (notwithstanding that the Revolving Obligations may have been repaid in full without a permanent reduction of the commitments pursuant to the proviso above) to the Term Loan Agent for application to the Term Loan Priority Obligations until Paid In Full, then to the Revolving Lender for application to any Revolving Excess Obligations in accordance with the Revolving Loan Documents and then to the Term Loan Agent for application to any Term Loan Excess Obligations in accordance with the Term Loan Documents;

(ii)
if the Collateral is Term Loan Priority Collateral, the Net Cash Proceeds thereof shall be distributed first to the Term Loan Agent for application to the Term Loan Priority Obligations until Paid In Full, then to the Revolving Lender for application to the Revolving Priority Obligations until Paid In Full, then to the Term Loan Agent for application to any Term Loan Excess Obligations in accordance with the Term Loan Documents and then to the Revolving Lender for application to any Revolving Excess Obligations in accordance with the Revolving Loan Documents; and

(iii)
if Revolving Credit Priority Collateral and Term Loan Priority Collateral is sold or otherwise disposed of in a single transaction or series of related transactions with respect to which the terms of such transaction do not contain an allocation of the purchase consideration between such types of Priority Collateral, then the Net Cash Proceeds thereof shall be distributed first, to each of the Term Loan Agent and the Revolving Lender for the payment of reasonable amounts and expenses (including the reasonable fees and expenses of counsel) incurred by the Term Loan Agent or the Revolving Lender, as applicable, in connection with this agreement and its duties hereunder, and then to Revolving Lender for application to the Revolving Obligations in an amount up to the sum of the book value of Accounts (as defined in the Revolving Loan Agreement) and the Net Orderly Liquidation Value (as defined in the Revolving Loan Agreement) of Inventory (as defined in the Revolving Loan Agreement) (such amount to be determined as of the date of the applicable transaction by the Revolving Lender and the Term Loan Agent (acting at the direction of the ~~Required Lenders (as defined in the Term Loan Agreement)~~LC Provider), then to the Term Loan Agent for application to the Term Loan Obligations until Paid In Full, and then to the Revolving Lender for application to the Revolving Obligations until Paid In Full.

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For purposes of this Section 2.4(a), (x) Net Cash Proceeds shall be calculated net of any amounts allocated or carved out for reasonable and customary professional fees or expenses (including the fees and expenses of the Term Loan Agent and its counsel in connection with any Enforcement Action) (excluding any such amounts paid to an Affiliate of the Loan Parties), which amounts shall not be deemed to be received by any Secured Party or applied to any obligations, (y) notwithstanding anything to the contrary contained herein, it is agreed that all Net Cash Proceeds resulting from an Enforcement Action by either Secured Party (for purposes of clarity including a sale or other disposition following the occurrence and during the continuance of an “Event of Default” as defined in the Revolving Credit Agreement or ~~the Term Loan~~Reimbursement Agreement) of any of the applicable Priority Collateral with respect thereto and the required release of Liens thereon by the non-Priority Secured Party under Section 2.3(b)(i) or (iii) or Section 2.3(d)(i) or (iii) of this Agreement, as applicable) shall be applied to (I) the Revolving Obligations by the Revolving Lender to permanently reduce the Revolving Obligations and, to the extent applied to the outstanding principal amount of the Revolving Obligations, the revolving commitments of the Revolving Lender under the Revolving Credit Agreement (it being understood that, if the revolving commitments have not then been terminated, that such payment shall be accompanied by an equivalent permanent reserve against Excess Availability) and (II) the Term Loan Obligations by the Term Loan Agent, and (z) all applications of Net Cash Proceeds to any specified obligations shall be made in accordance with the Loan Documents governing such obligations.

(b)
Notwithstanding anything contained in this Agreement to the contrary, in the event of any sale or other disposition or series of related dispositions that includes the Capital Stock issued by a Loan Party that has an interest in any Revolving Credit Priority Collateral, then solely for purposes of this Agreement, unless otherwise agreed by the Revolving Lender and the Term Loan Agent, the Net Cash Proceeds of any such disposition shall be allocated to the Revolving Credit Priority Collateral in an amount equal to the sum of (A) with respect to any Revolving Credit Priority Collateral consisting of accounts in which such Loan Party has an interest, the book value of such accounts, (B) with respect to any Revolving Credit Priority Collateral consisting of cash in which such Loan Party has an interest, the aggregate amount of such cash and (C) with respect to any other Revolving Credit Priority Collateral in which such Loan Party has an interest, the fair market value of all such other Revolving Credit Priority Collateral determined as of the date of such disposition.

(c)
Until the Payment In Full of the Revolving Obligations, any Proceeds of Revolving Credit Priority Collateral which may be received by the Term Loan Agent shall be segregated and held in trust and promptly paid over to the Revolving Lender, for the benefit of the Revolving Lender and the Revolving Claimholders, in the same form as received, with any necessary endorsements. If the Term Loan Agent fails to make any such endorsement or assignment, the Revolving Lender is authorized to make the same as agent for the Term Loan Agent (which authorization, being coupled with an interest, is irrevocable). For purposes of this Section 2.4(c), payments made by any Loan Party to the Term Loan Agent or the Term Loan Claimholders in respect of the Term Loan Obligations with proceeds of loans to the Borrowers by the Revolving Lender shall not be construed to constitute Proceeds of Revolving Credit Priority Collateral.

(d)
Until the Payment In Full of the Term Loan Obligations, any Term Loan Priority Proceeds which may be received by the Revolving Lender shall be segregated and held in trust and promptly paid over to the Term Loan Agent, for the benefit of the Term Loan Agent and the Term Loan Claimholders, in the same form as received, with any necessary endorsements. If the Revolving Lender fails to make any such endorsement or assignment, the Term Loan Agent is

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authorized to make the same as agent for the Revolving Lender (which authorization, being coupled with an interest, is irrevocable). For purposes of this Section 2.4(d), payments made by any Loan Party to the Revolving Lender or the Revolving Claimholders in respect of the Revolving Obligations with Proceeds of loans to FCNA by the Term Loan Lenders shall not be construed to constitute Proceeds of Term Loan Priority Collateral.

(e)
Each Secured Party, on behalf of itself and the Claimholders represented by it, agrees that each such Person shall cooperate in good faith to identify the Proceeds of the Revolving Credit Priority Collateral and the Term Loan Priority Collateral, as the case may be (it being agreed that, unless the Revolving Lender has actual knowledge to the contrary, all funds deposited into a then blocked Deposit Account or a Securities Account and applied to the Revolving Obligations shall be presumed to be Revolving Credit Priority Collateral (a presumption that can be rebutted by the Term Loan Agent (acting at the direction of the ~~Required Lenders (as defined in the Term Loan Agreement)~~LC Provider)); provided, however, that no Claimholder shall be liable or in any way responsible for any claims or damages from conversion of the Revolving Credit Priority Collateral or the Term Loan Priority Collateral, as the case may be (it being understood and agreed that (i) the only obligation of any Revolving Claimholder is to pay over to the Term Loan Agent, in the same form as received, with any necessary endorsements, all Term Loan Priority Proceeds that such Revolving Claimholder received from the Term Loan Priority Collateral which Proceeds have been identified as Term Loan Priority Proceeds and (ii) the only obligation of any Term Loan Claimholder is to pay over to the Revolving Lender, in the same form as received, with any necessary endorsements, all Proceeds that such Term Claimholder received from the Revolving Credit Priority Collateral which Proceeds have been identified as Proceeds of the Revolving Credit Priority Collateral). Each Secured Party may request from the other an accounting of the identification of the Proceeds of Collateral (and the Secured Party upon whom such request is made shall deliver such accounting reasonably promptly after such request is made).

(f)
The provisions of this Section 2.4 are solely for the benefit of the Revolving Lender, on behalf of itself and the other Revolving Claimholders, on the one hand, and the Term Loan Agent, on behalf of itself and the other Term Loan Claimholders, on the other hand, and not for the benefit of any other Person.

2.5
Insurance. Unless and until the Revolving Obligations have been Paid In Full, the Revolving Lender will have the sole and exclusive right to adjust or settle any insurance policy or claim covering the Revolving Credit Priority Collateral in the event of any loss thereunder and to approve any award granted in any condemnation or similar proceeding to the extent affecting the Revolving Credit Priority Collateral. Unless and until the Term Loan Obligations have been Paid In Full, the Term Loan Agent will have the sole and exclusive right to adjust or settle any insurance policy or claim to the extent covering the Term Loan Priority Collateral in the event of any loss thereunder and to approve any award granted in any condemnation or similar proceeding to the extent affecting the Term Loan Priority Collateral. To the extent that an insured loss covers both Revolving Credit Priority Collateral and Term Loan Priority Collateral, then the Revolving Lender and the Term Loan Agent will work jointly and in good faith to collect, adjust or settle under the insurance policy, as applicable.

2.6
Certain Collateral Matters.

(a)
The Revolving Lender acknowledges and agrees that to the extent that it (or its agent) has physical possession or control of any of the Collateral (or any endorsement in respect thereof), it (or its agent) shall hold or control such Collateral (and endorsement) on behalf of the Term Loan Agent so that for purposes of perfecting any security interest or Lien in any Collateral

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it acts and holds or controls such Collateral (and endorsement) on behalf of the Revolving Claimholders and the Term Loan Claimholders. The Term Loan Agent acknowledges and agrees that to the extent that it (or its agent) has physical possession or control of any of the Collateral (or any endorsement in respect thereof), it (or its agent) shall hold or control such Collateral (and endorsement) on behalf of the Revolving Lender so that for purposes of perfecting any security interest or Lien in any Collateral it acts and holds or controls such Collateral (and endorsement) on behalf of the Term Claimholders and the Revolving Claimholders. Nothing in this Section 2.6 shall affect the relative priorities in and to such Revolving Credit Priority Collateral or such Term Loan Priority Collateral, all of which shall be governed by the other provisions of this Agreement.

(b)
Notwithstanding anything to the contrary in this Agreement, until the Revolving Obligations have been Paid In Full, if the Revolving Lender (or its sub-agent) has satisfied the requirements for assignment in respect of any Collateral subject to the Assignment of Claims Act, then, to the extent (i) permitted by applicable law and (ii) such action would not impair such assignment, the Revolving Lender (or its sub-agent) shall act as gratuitous agent for assignment under the Assignment of Claims Act. The Term Loan Agent, on behalf of itself and the Term Loan Claimholders, hereby waives and releases the Revolving Lender (and its sub-agent) from all claims and liabilities arising out of the Revolving Lender’s role as gratuitous agent with respect to any Collateral subject to the Assignment of Claims Act. If at any time prior to the Payment In Full of the Revolving Obligations, the Term Loan Agent obtains an assignment of any Collateral subject to the Assignment of Claims Act, the Term Loan Agent will promptly notify the Revolving Lender of such assignment and if requested by the Revolving Lender, the Term Loan Agent shall take such actions reasonably requested by the Revolving Lender with respect to such assignment, at the expense of the Loan Parties.

2.7
Payments of Revolving Obligations and Term Loan Obligations. Nothing in this Agreement shall prohibit the receipt by the Revolving Lender or any other Revolving Claimholder of the required payments under the Revolving Loan Documents of interest, principal, make-whole amounts, prepayment premiums and other amounts owed in respect of the Revolving Obligations or owed under the Revolving Loan Documents or by the Term Loan Agent or any other Term Loan Claimholder of the required payments under the Term Loan Documents of interest, principal, make-whole amounts, prepayment premiums, reimbursements for any portion of any amount drawn on the Standby Letter of Credit and other amounts owed in respect of the Term Loan Obligations or owed under the Term Loan Documents, in either case, so long as such receipt is not the direct or indirect result of the violation or breach by the Term Loan Agent or any other Term Loan Claimholder, on the one hand, or the Revolving Lender or any other Revolving Claimholder, on the other hand, of the terms of this Agreement.

2.8
Notices of Default. The Revolving Lender and the Term Loan Agent agree to endeavor to give to the other copies of any written notice of the occurrence of an “Event of Default” as defined in the Revolving Loan Documents and the Term Loan Documents, respectively, simultaneously with the sending of such notice to the Borrowers or ~~FCNA~~Parent, as applicable, and, as the case may be, any other Loan Party, but the failure to do so shall not affect the validity of such notice or create a cause of action against the party failing to give such notice or create any claim or right on behalf of any third party or affect the relative priorities of the Liens on the Collateral securing the Revolving Obligations or the Term Loan Obligations. The sending or receipt of such notice shall not obligate the recipient to cure such Event of Default.

2.9
Marshaling of Assets. Each Secured Party, on behalf of the Claimholders for which it acts, hereby waives any and all rights to have any Priority Secured Party or any other Priority Claimholder marshal any portion of its Priority Collateral upon any foreclosure of or other enforcement of any of the Liens held by or on behalf of such Priority Secured Party or any Priority Claimholder.

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2.10
Certain Notices. Unless a different period of time has been specified herein, in the event that either Secured Party shall be required by the Uniform Commercial Code or any other applicable law to give notice to the other Secured Party of intended disposition of UCC Collateral, such notice shall be given in accordance with Section 8.7, and ten (10) days’ notice shall be deemed to be commercially reasonable.

2.11
Books and Records. In the event that any Secured Party shall, in the exercise of its rights under the Loan Documents or otherwise, receive possession or control of any books and records of any Loan Party which contain information identifying or pertaining to any Collateral, such Secured Party shall notify the other Secured Party that it has received such books and records and shall, as promptly as practicable after demand therefor, make available to such other Secured Party (at such other Secured Party’s expense) such books and records for inspection and duplication.

3.
INSOLVENCY PROCEEDINGS.

3.1
Financing and Adequate Protection Issues.

(a)
Financing Issues.

(i)
If any Loan Party shall become the subject of any Insolvency Proceeding, (A) the Term Loan Agent, on behalf of itself and the other Term Loan Claimholders, agrees that no such Person shall provide to such Loan Party any financing under Section 364(d) of the Bankruptcy Code (a “DIP Financing”) to the extent that the Term Loan Agent or any Term Loan Claimholder would, in connection with such DIP Financing, be granted a Lien on the Revolving Credit Priority Collateral of any Loan Party (or Property of any Loan Party arising after the commencement of the applicable Insolvency Proceeding that would constitute Revolving Credit Priority Collateral but for the commencement of such Insolvency Proceeding) senior to or pari passu with the Lien of the Revolving Lender and (B) the Revolving Lender, on behalf of itself and the other Revolving Claimholders, agrees that no such Person shall provide to such Loan Party a DIP Financing to the extent that the Revolving Lender or any Revolving Claimholder would, in connection with such DIP Financing, be granted a Lien on the Term Loan Priority Collateral of any Loan Party (or Property of any Loan Party arising after the commencement of the applicable Insolvency Proceeding that would constitute Term Loan Priority Collateral but for the commencement of such Insolvency Proceeding) senior to or pari passu with the Lien of the Term Loan Agent.

(ii)
If any Loan Party shall become the subject of any Insolvency Proceeding, and if the Revolving Lender desires to permit or oppose the usage of cash collateral which constitutes Revolving Credit Priority Collateral under the Bankruptcy Code or to provide a DIP Financing to such Loan Party that is secured by a Lien on any or all of the Collateral, then the Term Loan Agent, on behalf of itself and the other Term Loan Claimholders, agrees that no objection will be raised by the Term Loan Agent or the Term Loan Claimholders to any such cash collateral usage or such DIP Financing so long as (A) the Term Loan Agent retains a Lien on the Collateral (including Proceeds thereof arising after the commencement of such proceeding) with the same relative priority with respect to the Liens of the Revolving Lender as existed prior to the commencement of such Insolvency Proceeding (and subject to any “carve-out” for professional and United States Trustee fees reasonable under the circumstances), (B) a Lien on any Term Loan Priority Collateral to secure such DIP Financing is subordinate to the Lien of the Term Loan Agent with respect thereto on the same terms that the Liens on

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the Term Loan Priority Collateral securing the Revolving Obligations are subordinate to the Liens on the Term Loan Priority Collateral securing the Term Loan Obligations hereunder, (C) the aggregate principal amount of loans outstanding from time to time under such DIP Financing or usage of cash collateral, together with the aggregate outstanding principal amount of the pre-petition Revolving Obligations, shall not exceed the Revolving Maximum Amount as in effect from time to time, (D) the interest rate, fees and advance rates of any such DIP Financing or usage of cash collateral are commercially reasonable under the circumstances, (E) any such cash collateral use or DIP Financing does not compel any Loan Party to seek confirmation of a specific plan of reorganization (other than payment in full of the DIP Financing) for which all or substantially all of the material terms are set forth in the cash collateral order or related documentation or DIP Financing order or related documentation (it being understood and agreed that the inclusion of specific milestones related to the filing, confirmation or consummation of a plan of reorganization or other plan of similar effect shall not contravene this clause (E)),

(F) such cash collateral order or related documentation or DIP Financing order or related documentation does not require the liquidation of the Collateral prior to a default under such order or related documentation, and (G) any such DIP Financing or usage of cash collateral is otherwise subject to the terms of this Agreement.

(iii)
If any Loan Party shall become the subject of any Insolvency Proceeding, and if the Term Loan Agent or the ~~Required Lenders (as defined in the Term Loan Agreement) desire~~LC Provider desires to permit or oppose the usage of cash collateral which constitutes Term Loan Priority Collateral under the Bankruptcy Code or to provide a DIP Financing to such Loan Party that is secured by a Lien on any or all of the Collateral, then the Revolving Lender, on behalf of itself and the other Revolving Claimholders, agrees that no objection will be raised by the Revolving Lender or the Revolving Claimholders to any such cash collateral usage or such DIP Financing so long as (A) the Revolving Lender retains a Lien on the Collateral (including Proceeds thereof arising after the commencement of such proceeding) with the same relative priority with respect to the Liens of the Term Loan Agent as existed prior to the commencement of such Insolvency Proceeding (and subject to any “carve-out” for professional and United States Trustee fees reasonable under the circumstances), (B) a Lien on any Revolving Credit Priority Collateral to secure such DIP Financing is subordinate to the Lien of the Revolving Lender with respect thereto on the same terms that the Liens on the Revolving Credit Priority Collateral securing the Term Loan Obligations are subordinate to the Liens on the Revolving Credit Priority Collateral securing the Revolving Obligations hereunder, (C) the aggregate principal amount of loans outstanding from time to time under such DIP Financing or usage of cash collateral, together with the aggregate outstanding principal amount of the pre-petition Term Loan Obligations, shall not exceed the Term Loan Maximum Amount as in effect from time to time, (D) the interest rate, fees and advance rates of any such DIP Financing or usage of cash collateral are commercially reasonable under the circumstances, (E) any such cash collateral use or DIP Financing does not compel any Loan Party to seek confirmation of a specific plan of reorganization (other than payment in full of the DIP Financing) for which all or substantially all of the material terms are set forth in the cash collateral order or related documentation or DIP Financing order or related documentation (it being understood and agreed that the inclusion of specific milestones related to the filing, confirmation or consummation of a plan of reorganization or other plan of similar effect shall not contravene this clause (E)), (F) such cash collateral order or related documentation or DIP Financing order or related documentation does not require the liquidation of the Collateral prior to a default under such order or related documentation, and (G) any such

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DIP Financing or usage of cash collateral is otherwise subject to the terms of this Agreement.

(b)
Adequate Protection.

(i)
In any Insolvency Proceeding involving any Loan Party, the Term Loan Agent agrees that neither the Term Loan Agent nor any other Term Loan Claimholder shall contest (or support any other Person contesting) (A) any request by the Revolving Lender or any other Revolving Claimholders for adequate protection with respect to the Revolving Credit Priority Collateral or (B) any objection by the Revolving Lender or any other Revolving Claimholders to any motion, relief, action or proceeding brought by any Person other than the Term Loan Agent or any other Term Loan Claimholder based on the Revolving Lender or any other Revolving Claimholders claiming a lack of adequate protection. In any Insolvency Proceeding involving any Loan Party, the Revolving Lender agrees that neither the Revolving Lender nor any other Revolving Claimholder shall contest (or support any other Person contesting) (A) any request by the Term Loan Agent or any other Term Loan Claimholders for adequate protection with respect to the Term Loan Priority Collateral or (B) any objection by the Term Loan Agent or any other Term Loan Claimholders to any motion, relief, action or proceeding brought by any Person other than the Revolving Lender or any other Revolving Claimholder based on the Term Loan Agent or any other Term Loan Claimholders claiming a lack of adequate protection.

(ii)
In any Insolvency Proceeding involving any Loan Party:

(A)
If any one or more Revolving Claimholders are granted adequate protection in the form of a replacement Lien (on existing or future assets of any Loan Party) or, subject to Section 3.1(a), additional collateral, then the Revolving Lender agrees that the Term Loan Agent shall also be entitled to seek on behalf of the Term Loan Claimholders, without objection from the Revolving Claimholders, adequate protection in the form of a replacement Lien (on such existing or future assets of such Loan Party) or such additional collateral, which such Liens shall be deemed to be subject to the terms and priorities set forth herein. If any one or more Term Loan Claimholders are granted adequate protection in the form of a replacement Lien (on existing or future assets of any Loan Party) or, subject to Section 3.1(a), additional collateral, then the Term Loan Agent agrees that the Revolving Lender shall also be entitled to seek on behalf of the Revolving Claimholders, without objection from the Term Loan Claimholders, adequate protection in the form of a replacement Lien (on such existing or future assets of such Loan Party) or such additional collateral, which such Liens shall be deemed to be subject to the terms and priorities set forth herein.

(B)
In the event that the Term Loan Agent or any other Term Loan Claimholders are granted adequate protection of any interest in any Collateral in the form of a super-priority administrative expense claim, such super-priority administrative expense claim shall be deemed to be subject to the terms and priorities hereunder, meaning for example that the super-priority administrative expense claims for adequate protection of the interests of the Term Loan Claimholders in the Revolving Credit Priority Collateral shall be junior and not senior to the Revolving Claimholders’ claims in respect of the Revolving Credit

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Priority Collateral. In the event that the Revolving Lender or any other Revolving Claimholders are granted adequate protection of any interest in any Collateral in the form of a super-priority administrative expense claim, such super-priority administrative expense claim shall be deemed to be subject to the terms and priorities hereunder, meaning for example that the super-priority administrative expense claims for adequate protection of the interests of the Revolving Claimholders in the Term Loan Priority Collateral shall be junior and not senior to the Term Loan Claimholders’ claims in respect of the Term Loan Priority Collateral.

(C)
To the extent that the Term Loan Agent and the other Term Loan Claimholders are not prohibited from seeking adequate protection under this Agreement with respect to the Term Loan Priority Collateral, the Revolving Lender agrees that it will raise no objection to a request for such adequate protection, or similar relief, by the Term Loan Claimholders in the form of payment of interest on the Term Loan Priority Obligations during the pendency of such Insolvency Proceeding so long as the rate of interest so requested by such Term Loan Claimholders does not exceed the default rate of interest applicable to the Term Loan Obligations immediately prior to the commencement of such Insolvency Proceeding (provided that any failure of the Term Loan Agent or any other Term Loan Claimholder to obtain such adequate protection shall not impair or otherwise affect the agreements, undertakings and consents of the Term Loan Agent and the other Term Loan Claimholders under this Section 3.1(b)). To the extent that the Revolving Lender and the other Revolving Claimholders are not prohibited from seeking adequate protection under this Agreement with respect to the Revolving Credit Priority Collateral, the Term Loan Agent agrees that it will raise no objection to a request for such adequate protection, or similar relief, by the Revolving Claimholders in the form of payment of interest on the Revolving Priority Obligations during the pendency of such Insolvency Proceeding so long as the rate of interest so requested by such Revolving Claimholders does not exceed the default rate of interest applicable to the Revolving Obligations immediately prior to the commencement of such Insolvency Proceeding (provided that any failure of the Revolving Lender or any other Revolving Claimholder to obtain such adequate protection shall not impair or otherwise affect the agreements, undertakings and consents of the Revolving Lender and the other Revolving Claimholders under this Section 3.1(b)).

3.2
Effectiveness. This Agreement shall be effective both before and after the commencement of any Insolvency Proceeding. All references in this Agreement to any Loan Party shall include such Loan Party as a debtor-in-possession and any receiver or trustee or other party for such Loan Party in any Insolvency Proceeding; provided that such Loan Party, whether or not acting as a debtor-in- possession, may not enforce this Agreement in any such Insolvency Proceeding (provided that this will not be deemed to affect or limit the rights of the Revolving Claimholders, on the one hand, or the Term Loan Claimholders, on the other hand, hereunder). The relative rights of Claimholders in or to any distributions from or in respect of any Collateral or proceeds of Collateral shall continue after the commencement of any Insolvency Proceeding. Accordingly, the provisions of this Agreement are intended to be and shall be enforceable as a subordination agreement (as to the applicable Priority Collateral) within the meaning of Section 510 (or any successor statute) of the Bankruptcy Code.

3.3
Other Bankruptcy Matters.
3.4

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(a)
To the extent that the Term Loan Agent has or acquires rights under Section 362, Section 363 or Section 364 of the Bankruptcy Code (or any applicable law or court order having comparable effect) with respect to any of the Collateral, other than the Collateral constituting Term Loan Priority Collateral, the Term Loan Agent agrees not to assert any of such rights without the prior written consent of the Revolving Lender; provided that, if requested by the Revolving Lender, the Term Loan Agent shall seek to exercise such rights in the manner requested by the Revolving Lender, including any rights to payments in respect of such rights, provided further, that such request of the Revolving Lender shall be deemed to be a request of the ~~Required Lenders (as defined in the Term Loan Agreement)~~LC Provider under the ~~Term Loan~~Reimbursement Agreement to the Term Loan Agent to exercise such rights without any further act of the ~~Required Lenders (as defined in the Term Loan Agreement)~~LC Provider being necessary. The Term Loan Agent agrees not to initiate or prosecute or encourage any other Person to initiate or prosecute any claim, action, objection or proceeding (i) challenging the enforceability of any of the Revolving Obligations or

(ii) challenging the enforceability, validity, extent or priority, as and to the extent provided for in this Agreement, of any Lien on any assets or properties securing any of the Revolving Obligations.

(b)
To the extent that the Revolving Lender has or acquires rights under Section 362, Section 363 or Section 364 of the Bankruptcy Code (or any applicable law or court order having comparable effect) with respect to any of the Collateral, other than the Collateral constituting Revolving Credit Priority Collateral, the Revolving Lender agrees not to assert any of such rights without the prior written consent of the Term Loan Agent; provided that, if requested by the Term Loan Agent, the Revolving Lender shall seek to exercise such rights in the manner requested by the Term Loan Agent, including any rights to payments in respect of such rights. The Revolving Lender agrees to not initiate or prosecute or encourage any other Person to initiate or prosecute any claim, action, objection or proceeding (i) challenging the enforceability of any of the Term Loan Obligations or (ii) challenging the enforceability, validity, extent or priority, as and to the extent provided for in this Agreement, of any Lien on any assets or properties securing any of the Term Loan Obligations.

(c)
Each Secured Party, on behalf of itself and the Claimholders for whom it acts, agrees that none of them shall (i) seek relief from the automatic stay or any other stay in any Insolvency Proceeding in respect of any Collateral which does not constitute its Priority Collateral without the prior written consent of the Priority Secured Party with respect thereto; provided that, if such Priority Secured Party and the other Priority Claimholders have obtained such relief, then such non-Priority Secured Party and the other non-Priority Claimholders may also seek such relief, it being understood and agreed that such non-Priority Secured Party and other non-Priority Claimholders may not take any actions which are otherwise prohibited under this Agreement; or (ii) oppose any request by any Priority Secured Party or any other Priority Claimholder to seek relief from the automatic stay or any other stay in any Insolvency Proceeding in respect of such Priority Secured Party’s respective Priority Collateral.

(d)
If any Claimholder is required in any Insolvency Proceeding or otherwise to turn over or otherwise pay to the estate of any Loan Party (or any subsidiary thereof) any amount in respect of any Revolving Obligations or any Term Loan Obligations, as applicable (a “Recovery”), then such Claimholder shall be entitled to a reinstatement of such obligations with respect to all such recovered amounts. If this Agreement shall have been terminated prior to such Recovery, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto from such date of reinstatement. Any Priority Collateral or Net Cash Proceeds thereof received by each non-Priority Secured Party or any other non-Priority Claimholder after a

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discharge of the obligations of the applicable Priority Claimholders and prior to the reinstatement of such obligations shall be delivered to the applicable Priority Secured Party upon such reinstatement in accordance with Sections 2.4(c) and (d), as applicable.

(e)
Each Secured Party, on behalf of itself and the Claimholders for whom it acts, agrees that it will not contest the payment of interest, costs, charges, fees, expenses or other payments or amounts to each Priority Secured Party or any other Priority Claimholder under Section 506(b) of the Bankruptcy Code (or any applicable law or court order having comparable effect) with respect to its Priority Collateral to the extent provided for in the applicable Loan Documents and subject to the terms of this Agreement. In addition, (i) to the extent the Revolving Obligations have been or will be fully satisfied, including interest, costs, charges, fees, expenses and other payments and amounts allowed under Section 506(b) of the Bankruptcy Code (or any applicable law or court order having comparable effect), the Revolving Lender agrees that it will not contest the payment or amount of interest, costs, charges, fees, expenses and other payments and amounts to the Term Loan Agent or any other Term Loan Claimholder under Section 506(b) of the Bankruptcy Code (or any applicable law or court order having comparable effect) with respect to the Revolving Credit Priority Collateral to the extent provided for in the applicable Loan Documents and subject to the terms of this Agreement and (ii) to the extent the Term Loan Obligations have been or will be fully satisfied, including interest, costs, charges, fees, expenses and other payments and amounts allowed under Section 506(b) of the Bankruptcy Code (or any applicable law or court order having comparable effect), the Term Loan Agent agrees that it will not contest the payment or amount of interest, costs, charges, fees, expenses and other payments and amounts to the Revolving Lender or any other Revolving Claimholder under Section 506(b) of the Bankruptcy Code (or any applicable law or court order having comparable effect) with respect to the Term Loan Priority Collateral to the extent provided for in the applicable Loan Documents and subject to the terms of this Agreement. Each Secured Party, on behalf of itself and the Claimholders for whom it acts, agrees that it will not assert or enforce any claim under Sections 506(c) or 552(b) of the Bankruptcy Code (or any applicable law or court order having comparable effect) senior to or on parity with the Lien of each Priority Secured Party for costs or expenses or preserving or disposing of the other Secured Party’s Priority Collateral.

(f)
Each Secured Party, on behalf of itself and the Claimholders for whom it acts, agrees that it will raise no objection and will not oppose a motion to sell or otherwise dispose of any Priority Collateral by the Priority Secured Party with respect thereto, free and clear of its Liens or other claims under Section 363 of the Bankruptcy Code or pursuant to any plan of reorganization or liquidation (or any applicable law or court order having comparable effect) if the requisite Priority Claimholders have consented to such sale or disposition of such assets; provided that, in the case of (A) the Revolving Credit Priority Collateral, (i) the Revolving Obligations (and, to the extent applied to the outstanding principal amount of the Revolving Obligations, the revolving commitments of the Revolving Lender under the Revolving Credit Agreement) shall be permanently reduced by an amount equal to the Net Cash Proceeds of such sale or other disposition (net of any amounts allocated or carved out for professional fees or expenses, which amounts shall not be deemed to be received by the relevant Secured Party or applied to such obligations) which are used to pay the principal or face amount of such obligations and (ii) the Liens and other interests of the Term Loan Agent and the other Term Loan Claimholders in such Revolving Credit Priority Collateral attach to the Proceeds thereof, which shall then be distributed in accordance with, and subject to, the terms and priorities of this Agreement and (B) the Term Loan Priority Collateral, (i) the Term Loan Obligations shall be permanently paid in an amount equal to the Net Cash Proceeds of such sale or other disposition (net of any amounts allocated or carved out for professional fees or expenses, which amounts shall not be deemed to be received by the relevant Secured Party or applied to such obligations)

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which are used to pay the reimbursement, principal or face amount of such obligations and (ii) the Liens and other interests of the Revolving Lender and the other Revolving Claimholders in such Term Loan Priority Collateral attach to the Proceeds thereof, which shall then be distributed in accordance with, and subject to, the terms and priorities of this Agreement. For purposes of this Section 3.3(f), each non-Priority Secured Party, for itself and each other non-Priority Claimholder, shall be deemed to have consented, for purposes of Section 363(f) of the Bankruptcy Code and other applicable law, to any sale made under the terms and conditions set forth above, free and clear of all Liens and other interests of such non-Priority Secured Party and non-Priority Claimholders (other than the Lien on the Proceeds of such Collateral as noted above in this paragraph); provided that such consent and waiver shall not be deemed to be a waiver or other impairment with respect to the right of such non-Priority Secured Party or non-Priority Claimholders, as applicable, to credit bid on the applicable Priority Collateral pursuant to Section 363(k) of the Bankruptcy Code or other applicable law and in accordance with Section 2.3(g)(vii); and provided further that any such sale shall be subject to the access and use rights given to the Revolving Lender in respect of the Term Loan Priority Collateral pursuant to the provisions of Section 2.3.

(g)
If, in any Insolvency Proceeding of any Loan Party, debt obligations of the reorganized debtor secured by Liens upon any Property of the reorganized debtor are distributed pursuant to a plan of reorganization or similar dispositive restructuring plan, then, to the extent the debt obligations distributed on account of the Revolving Obligations and on account of the Term Loan Obligations are secured by Liens upon the same Property, the provisions of this Agreement will survive the distribution of such debt obligations pursuant to such plan and will apply with like effect to the Liens securing such debt obligations.

(h)
Each Secured Party, on behalf of itself and the Claimholders for which it acts, and each Loan Party hereby acknowledge and agree that:

(i)
the grants of Liens pursuant to the Revolving Loan Documents and the Term Loan Documents constitute two separate and distinct grants of Liens; and

(ii) because of, among other things, the Secured Parties’ and the Claimholders’ differing rights in the Collateral, the Revolving Obligations (and the claims related thereto) are fundamentally different from the Term Loan Obligations (and the claims related thereto) and must be separately classified in any plan of reorganization proposed or adopted in any Insolvency Proceeding.

To further effectuate the intent of the parties as provided in the immediately preceding sentence, if it is held that the claims of the Revolving Claimholders and the Term Loan Claimholders in respect of the Collateral constitute only one secured claim (rather than separate classes of secured claims), then each of the parties hereto and the Loan Parties hereby acknowledges and agrees that, subject to Section 2.1 and Section 2.4, all distributions shall be made as if there were separate classes of secured claims against the Loan Parties in respect of the applicable Priority Collateral (with the effect being that, to the extent that the aggregate value of such Priority Collateral is sufficient (for this purpose ignoring all claims held by the applicable non-Priority Claimholders), the applicable Priority Claimholders shall be entitled to receive, in addition to amounts distributed to them in respect of principal, pre-petition interest and other claims, all amounts owing in respect of post-petition interest (including any additional interest payable pursuant to such Priority Claimholders’ Loan Documents, arising from or related to a default, which is disallowed as a claim in any Insolvency Proceeding) before any distribution is made in respect of the claims held by such non-Priority Claimholders, with each non-Priority Secured

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Party, on behalf of the applicable non-Priority Claimholders, hereby acknowledging and agreeing to turn over to such Priority Secured Party, on behalf of such Priority Claimholders, amounts otherwise received or receivable by them to the extent necessary to effectuate the intent of this sentence, even if such turnover has the effect of reducing the claim or recovery of such non- Priority Claimholders).

4.
MODIFICATIONS OF LOAN DOCUMENTS.

4.1
Term Loan Documents. The Term Loan Agent and the other Term Loan Claimholders may at any time and from time to time and without consent of or notice to the Revolving Lender or any other Revolving Claimholders, without incurring any liability to the Revolving Claimholders and without impairing or releasing any rights or obligations hereunder or otherwise, amend, restate, supplement, modify, waive, substitute, renew, refinance or replace any or all of the Term Loan Documents; provided, however, that without the written consent of the Revolving Lender, the Term Loan Agent and the other Term Loan Claimholders shall not amend, restate, supplement, modify, waive, substitute, renew, refinance or replace (including in connection with any DIP Financing provided by any of the Term Loan Claimholders) any or all of the Term Loan Documents in a manner which would:

(a)
increase the “Applicable Margin” or similar component of the interest rate or yield provisions applicable to the Term Loan Obligations in a manner that would result in the total yield thereon exceeding by more than three percentage points (3.0%) per annum the total yield on the Term Loan Obligations as in effect on the date hereof (excluding increases resulting from (i) application of any pricing grid set forth in the Term Loan Documents as in effect on the date hereof, (ii) the accrual of interest at the default rate (which default rate shall not be increased by more than three percentage points (3.0%) per annum above the rate applicable thereto on the date hereof) and (iii) customary arranger fees, upfront fees and other “fees to market”);

(b)
other than in connection with an Enforcement Action (and the termination of the term loan facility provided under the Term Loan Documents), accelerate the scheduled dates that principal of, or interest on, the Term Loan Obligations are due or otherwise shorten the maturity date applicable to the Term Loan Obligations;

(c)
increase the principal amount of the Term Loan Obligations to more than the Term Loan Maximum Amount;

(d)
require any mandatory prepayment of the Term Loan Obligations to be made with the Proceeds of Revolving Credit Priority Collateral unless such Proceeds are permitted to be so applied under the Revolving Loan Documents as in effect on the date hereof;

(e)
require any mandatory prepayments or scheduled repayments of the Term Loan Obligations except as provided in the Term Loan Documents as in effect on the date hereof; or

(f)
modify or add any covenant or Event of Default under the Term Loan Documents if the effect of such modification or addition would be to restrict any Loan Party from making payments in respect of the Revolving Obligations other than as expressly provided herein or set forth in the Term Loan Documents as in effect as of the date hereof.

4.2
Revolving Loan Documents. The Revolving Lender and the other Revolving Claimholders may at any time and from time to time and without consent of or notice to the Term Loan Agent or any other Term Loan Claimholders, without incurring any liability to the Term Loan Claimholders and without impairing or releasing any rights or obligations hereunder or otherwise, amend,

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restate, supplement, modify, waive, substitute, renew, refinance or replace any or all of the Revolving Loan Documents; provided, however, that without the written consent of the Term Loan Agent (acting at the direction of the ~~Required Lenders (as defined in the Term Loan Agreement)~~LC Provider), the Revolving Lender and the other Revolving Claimholders shall not amend, restate, supplement, modify, waive, substitute, renew, refinance or replace (including in connection with any DIP Financing provided by any of the Revolving Claimholders) any or all of the Revolving Loan Documents in a manner which would:

(a)
increase the “Applicable Margin” or similar component of the interest rate or yield provisions applicable to the Revolving Obligations in a manner that would result in the total yield thereon exceeding by more than three percentage points (3.0%) per annum the total yield on the Revolving Obligations as in effect on the date hereof (excluding increases resulting from (i) application of any pricing grid set forth in the Revolving Loan Documents as in effect on the date hereof, (ii) the accrual of interest at the default rate (which default rate shall not be increased by more than three percentage points (3.0%) per annum above the rate applicable thereto on the date hereof) and (iii) customary arranger fees, upfront fees and other “fees to market”);

(b)
other than in connection with an Enforcement Action (and the termination of the revolving credit facility provided under the Revolving Loan Documents), accelerate the scheduled dates that principal of, or interest on, the Revolving Obligations are due or otherwise shorten the maturity date applicable to the Revolving Obligations;

(c)
(i) increase the principal amount of the Revolving Obligations to more than the Revolving Maximum Amount or (ii) modify the advance rates in a manner that increases the availability of credit under the Borrowing Base as provided in the Revolving Credit Agreement in effect as of the date hereof;

(d)
require any mandatory prepayment of the Revolving Obligations to be made with the Term Loan Priority Proceeds unless such Proceeds are permitted to be so applied under the Term Loan Documents as in effect on the date hereof;

(e)
require any mandatory prepayments or scheduled repayments of the Revolving Obligations except as provided in the Revolving Loan Documents as in effect on the date hereof; ~~or~~

(f)
modify or add any covenant or Event of Default under the Revolving Loan Documents if the effect of such modification or addition would be to restrict any Loan Party from making payments in respect of Term Loan Obligations other than as expressly provided herein or set forth in the Revolving Loan Documents as in effect as of the date hereof; or

(g)
modify or waive any provision of the Revolving Loan Documents that would permit the Revolving Lender to draw under the Standby Letter of Credit (as defined in the Revolving Credit Agreement) unless an Event of Default under the Revolving Loan Documents has occurred and is continuing.

Nothing contained herein shall limit, restrict or impair the discretionary rights and ability of the Revolving Lender to impose or establish any and all Borrowing Base reserves, and to thereafter reduce or eliminate such Borrowing Base reserves, or to determine the eligibility of Collateral for inclusion in the calculation of the Borrowing Base, in each case, as provided in the Revolving Credit Agreement in effect as of the date hereof and as determined from time to time by the Revolving Lender in the exercise of its reasonable (from the perspective of a secured asset-based lender) business judgment.

4.3
Refinancing. The Revolving Obligations and the Term Loan Obligations may be refinanced,

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in whole or in part, from time to time, in each case, without notice to, or the consent of the Revolving Lender, the other Revolving Claimholders, the Term Loan Agent or the other Term Loan Claimholders, as the case may be, all without affecting the Lien priorities established in Section 2.1 or the other provisions hereof; provided, however, that the holders of any class or series of such refinancing indebtedness (or an authorized agent or trustee on their behalf) shall enter into an intercreditor agreement with the non-refinanced Secured Party on terms no less favorable to the non-refinancing Term Loan Claimholders or non-refinancing Revolving Claimholders, as applicable, than this Agreement or execute a joinder to this Agreement, and any such refinancing transaction shall be in accordance with any applicable provisions of both the Revolving Loan Documents and the Term Loan Documents (to the extent such documents survive the refinancing); provided, further, that any such refinancing may not contain any modifications to the Revolving Loan Documents or Term Loan Documents governing the indebtedness being refinanced that would be prohibited by Section 4.1 or Section 4.2, as applicable.

5.
RELIANCE; WAIVERS.

5.1
Reliance.

(a)
The Revolving Credit Agreement, the other Revolving Loan Documents and all related documents and agreements are deemed to have been executed and delivered, and all loans and other extensions of credit thereunder are deemed to have been made or incurred, in reliance upon this Agreement. The Term Loan Agent expressly waives all notice of the acceptance of and reliance on this Agreement by the Revolving Lender.

(b)
The Term Loan Agreement, the Reimbursement Agreement, the other Term Loan Documents and all related documents and agreements are deemed to have been executed and delivered, and all loans and other extensions of credit thereunder are deemed to have been made or incurred, in reliance upon this Agreement. The Revolving Lender expressly waives all notice of the acceptance of and reliance on this Agreement by the Term Loan Agent and the Term Loan Lenders.

5.2
No Warranties or Liability. The Term Loan Agent, on the one hand, and the Revolving Lender, on the other hand, acknowledge and agree that neither has made any representation or warranty with respect to the execution, validity, legality, completeness, collectability or enforceability of the Revolving Credit Agreement or any other Revolving Loan Document or the Term Loan Agreement, Reimbursement Agreement or any other Term Loan Document. Except as otherwise provided in this Agreement, the Revolving Lender, on the one hand, and the Term Loan Agent, on the other hand, will be entitled to manage and supervise their respective Liens, Loan Documents and loans and other extensions of credit to the Borrowers or ~~FCNA~~Parent, as applicable, in accordance with law and their usual practices, modified from time to time as they deem appropriate.

5.3
No Waiver of Subordination or Other Provisions. No right of any party hereto to enforce subordination or any other right or benefit provided in this Agreement shall at any time, in any way, be prejudiced or impaired by any act or failure to act on the part of such party or any other party hereto or by any noncompliance by any Loan Party with the terms and conditions of any of the Revolving Loan Documents or the Term Loan Documents.

6.
OBLIGATIONS UNCONDITIONAL.

6.1
Revolving Obligations Unconditional. Subject to compliance with the terms of this Agreement, including Section 4, all rights and interests of the Revolving Lender under this Agreement, and all agreements and obligations of the Term Loan Agent and the Loan Parties, to the extent applicable, hereunder, shall remain in full force and effect irrespective of:

(a)
any lack of validity or enforceability of the Revolving Credit Agreement or any other

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Revolving Loan Document;

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(b)
any change in the time, place or manner of payment of, or in any other term of, all or any portion of the Revolving Obligations, or any amendment, waiver or other modification, whether by course of conduct or otherwise, or any refinancing, replacement, refunding, extension, renewal or restatement of the Revolving Credit Agreement or any other Revolving Loan Document, in each case as permitted under this Agreement;

(c)
any exchange, release or non-perfection of any Lien on any Collateral, or any release, amendment, waiver or other modification, whether by course of conduct or otherwise, or any refinancing, replacement, refunding, extension, renewal or restatement of all or any portion of the Revolving Obligations or any guaranty thereof as permitted under this Agreement;

(d)
settlement or compromise of any portion of the Revolving Obligations or any other liability of any Loan Party or any security therefor or any liability incurred directly or indirectly in respect thereof and application of any sums by whomsoever paid and however realized to any liability (including the Revolving Obligations) in any manner or order;

(e)
the exercise, forbearance or delay in or refraining from exercising any right or remedy against any Loan Party or any other Person, election of any remedy and otherwise dealing freely with any Loan Party or any Revolving Credit Priority Collateral or any liability of any Loan Party to any of the Revolving Claimholders or any liability incurred directly or indirectly in respect thereof;

(f)
any other circumstances which otherwise might constitute a defense available to, or a discharge of, any Loan Party in respect of any of the Revolving Obligations, or of any of the Term Loan Agent or the Loan Parties, to the extent applicable, in respect of this Agreement; or

(g)
the sale or assignment or participation of all or part of the interests of any Revolving Lender under the Revolving Loan Documents.

6.2
Term Loan Obligations Unconditional. Subject to compliance with the terms of this Agreement, including Section 4, all rights and interests of the Term Loan Agent under this Agreement, and all agreements and obligations of the Revolving Lender and the Loan Parties, to the extent applicable, hereunder shall remain in full force and effect irrespective of:

(a)
any lack of validity or enforceability of the Term Loan Agreement, Reimbursement Agreement or any other Term Loan Document;

(b)
any change in the time, place or manner of payment of, or in any other term of, all or any portion of the Term Loan Obligations, or any amendment, waiver or other modification, whether by course of conduct or otherwise, or any refinancing, replacement, refunding, extension, renewal or restatement of the Term Loan Agreement, Reimbursement Agreement or any other Term Loan Document, in each case as permitted under this Agreement;

(c)
any exchange, release or non-perfection of any Lien on any Collateral, or any release, amendment, waiver or other modification, whether by course of conduct or otherwise, or any refinancing, replacement, refunding, extension, renewal or restatement of all or any portion of the Term Loan Obligations or any guaranty thereof as permitted under this Agreement;

(d)
settlement or compromise of any portion of the Term Loan Obligations or any other liability of any Loan Party or any security therefor or any liability incurred directly or

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indirectly in respect thereof and application of any sums by whomsoever paid and however realized to any liability (including the Term Loan Obligations) in any manner or order;

(e)
the exercise, forbearance or delay in or refraining from exercising any right or remedy against any Loan Party or any other Person, election of any remedy and otherwise dealing freely with any Loan Party or any Term Loan Priority Collateral or any liability of any Loan Party to any of the Term Loan Claimholders or any liability incurred directly or indirectly in respect thereof;

(f)
any other circumstances which otherwise might constitute a defense available to, or a discharge of, any Loan Party in respect of any of the Term Loan Obligations, or of any of the Revolving Lender or the Loan Parties, to the extent applicable, in respect of this Agreement; or

(g)
the sale or assignment or the participation of all or part of the interests of any Term Loan Lenders under the Term Loan Documents.

7.
TERM LOAN LENDERS’ PURCHASE OPTION.

7.1
At any time after the occurrence of any Trigger Event, the Term Loan Lenders shall have an option for a period of fifteen (15) Business Days after the occurrence of such Trigger Event (the “Option Period”), exercised by delivery of notice by the Term Loan Lenders to the Revolving Lender (a “Purchase Notice”) given by a same day method (e.g., electronic mail or personal delivery), to purchase all (but not less than all) of the Revolving Obligations (at par and without premium) from the Revolving Lender and, in conjunction therewith, assume that portion of the commitments of the Revolving Lender under the Revolving Loan Documents up to the Revolving Maximum Amount. The Purchase Notice shall be irrevocable and shall specify a date for the closing of the purchase, which shall be (x) at least five (5), but not be more than fifteen (15), Business Days after receipt by the Revolving Lender of the Purchase Notice and (y) not more than twenty (20) Business Days after the occurrence of the Trigger Event.

7.2
The Term Loan Lenders may send to the Revolving Lender the Purchase Notice referred to in Section 7.1 at any time during the Option Period, in which event, following receipt by the Revolving Lender of the Purchase Notice, the Revolving Lender and the other Revolving Claimholders shall not (a) accelerate the Revolving Obligations (to the extent acceleration has not already occurred) or, (b) in the absence of Exigent Circumstances, (i) commence any Enforcement Action, to the extent such action has not already commenced, or (ii) continue any such Enforcement Action, to the extent such action has already commenced; provided that in connection with any Enforcement Action that shall have already commenced, the Revolving Lender shall not be required to (A) dismiss any such Enforcement Action or delay, postpone, or reschedule any public sale date except to the extent such dismissal, delay, postponement or rescheduling, as applicable, would not result in a forfeiture or material impairment of the Revolving Lender’s rights in, or remedies in connection with, the Revolving Credit Priority Collateral that is the subject of such Enforcement Action or public sale, as applicable, or (B) delay, postpone, or reschedule any hearing, meeting, or other deadline to the extent imposed by a court or other governmental authority or requirements of law, and in each case under this clause (B) the Revolving Lender may appear at and diligently pursue its remedies at any such event and take all actions needed to comply with such deadline, as may be applicable. The purchase and sale with respect to the Revolving Obligations and assumption of the applicable commitments of the Revolving Lender under the Revolving Loan Documents provided for in this Section 7 shall close within fifteen (15) Business Days after receipt by the Revolving Lender of the Purchase Notice, and the Revolving Lender shall have received an amount necessary to achieve Payment In Full of the Revolving Obligations (the “Revolving Purchase Price”), and the Term Loan Lenders shall have assumed the applicable commitments of the Revolving Lender under

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the Revolving Loan Documents as provided for herein, in each case within such fifteen (15) Business Day period.

7.3
On the date specified by the Term Loan Lenders in the Purchase Notice (which shall not be more than fifteen (15) Business Days after the receipt by the Revolving Lender thereof), upon receipt by the Revolving Lender of the Revolving Purchase Price, in immediately available funds: (a) the Revolving Lender shall sell and assign to the Term Loan Lenders, and the Term Loan Lenders shall purchase from the Revolving Lender, all (but not less than all) of the Revolving Obligations, (b) the Term Loan Lenders shall assume the applicable commitments of the Revolving Lender under the Revolving Loan Documents and (c) the Term Loan Agent shall be appointed as “disbursing agent” and “collateral agent” under the Revolving Loan Documents.

7.4
Upon the date of such purchase and sale, the Term Loan Lenders shall pay to the Revolving Lender as the purchase price therefor the Revolving Purchase Price. Further, the Term Loan Lenders shall (x) agree to reimburse the Revolving Lender for any loss, cost, damage or expense (including reasonable attorneys’ fees and legal expenses) in connection with any reasonable commissions, fees, costs or expenses related to any issued and outstanding payments provisionally credited to the Revolving Obligations for which the Revolving Lender has not yet received final payment, and (y) assume the applicable commitments of the Revolving Lender under and pursuant to the Revolving Loan Documents pursuant to assignment and assumption documents reasonably satisfactory to the Secured Parties. Such purchase price shall be remitted by wire transfer in federal funds to such bank account of the Revolving Lender as the Revolving Lender may designate in writing to the Term Loan Agent for such purpose. Interest shall be calculated to but excluding the Business Day on which such purchase and sale shall occur if the amounts so paid by the Term Loan Lenders to the bank account designated by the Revolving Lender are received in such bank account prior to 1:00 p.m., New York City time and interest shall be calculated to and including such Business Day if the amounts so paid by the Term Loan Lenders to the bank account designated by the Revolving Lender are received in such bank account later than 1:00 p.m., New York City time.

7.5
Such purchase shall be expressly made without representation or warranty of any kind by the Revolving Lender as to the Revolving Obligations or otherwise and without recourse to the Revolving Lender, except that the Revolving Lender shall represent and warrant: (a) the amount of the Revolving Obligations being purchased from it is as reflected in its books and records (but without representation or warranty as to the collectability, validity or enforceability thereof), (b) that the Revolving Lender owns the Revolving Obligations being sold by it free and clear of any Liens or encumbrances and (c) the Revolving Lender has the right to assign the Revolving Obligations being sold by it and the assignment is duly authorized.

7.6
From and after the date of such purchase and sale, the claims of the Revolving Lender for contingent indemnification and expense reimbursement obligations (excluding any Asserted Indemnification Claims which shall be included in the Revolving Purchase Price to the extent necessary to achieve Payment In Full of the Revolving Obligations) of the Loan Parties, if any, that survive the termination of the Revolving Loan Documents will continue to be secured by the Liens on the Collateral so long as, on the date of such purchase and sale, the Revolving Lender executes and delivers a subordination agreement subordinating all of its surviving claims and interests in the Liens on the Collateral to the claims and interests in the Liens on the Collateral of the Term Loan Agent and the Term Loan Lenders for both the Term Loan Obligations and the Revolving Obligations purchased by the Term Loan Lenders pursuant to this Section 7 and otherwise substantially in the form of this Agreement and acceptable to the Secured Parties in their reasonable discretion (save and except for the fact that such subordination agreement shall not have a buyout right or the other provisions specified in this Section 7).
7.7

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7.8
Upon the consummation of any purchase and sale provided for herein, the Revolving Lender shall be released from and discharged of its duties, responsibilities and obligations under or in connection with the Revolving Loan Documents, and concurrently with the closing of such purchase and sale, the Term Loan Agent or any designee of the Term Loan Agent shall be appointed to the roles of “disbursing agent” and “collateral agent” under the Revolving Loan Documents, on terms satisfactory to the Term Loan Agent and the ~~Required Lenders (as defined in the Term Loan Agreement)~~LC Provider; provided that, after such purchase and sale, the rights, benefits and protections under the Term Loan Documents shall apply to the Term Loan Agent (or its designee) acting in its capacity as “disbursing agent” and “collateral agent” under the Revolving Loan Documents, and the Term Loan Agent (or its designee) when acting as the “disbursing agent” and “collateral agent” under the Revolving Loan Documents, at its sole option, may rely on or invoke its rights, benefits and protections under either the Revolving Loan Documents or the Term Loan Documents.

8.
MISCELLANEOUS.

8.1
Conflicts. In the event of direct conflict between the provisions of this Agreement and the provisions of any Revolving Loan Document or any Term Loan Document, it is the intention of the parties hereto that the provisions in such documents shall be read together and construed, to the fullest extent possible, to be in concert with each other. In the event of any actual, irreconcilable conflict that cannot be resolved as aforesaid, the provisions of this Agreement shall govern.

8.2
Continuing Nature of Provisions. This Agreement shall continue to be effective, and shall not be revocable by any party hereto, until all Revolving Obligations or all Term Loan Obligations shall have been Paid In Full. This is a continuing agreement of subordination and other rights and benefits, and the Revolving Lender and the Term Loan Lenders may continue, at any time and without notice to the other parties hereto, to extend credit and other financial accommodations, lend monies and provide indebtedness to, or for the benefit of, the Borrowers, Parent and the other Loan Parties in reliance on the terms hereof. This Agreement shall continue to be effective notwithstanding protections that may otherwise be available in favor of a party to this Agreement against another party to this Agreement pursuant to Section 363(m) and Section 364(e) of the Bankruptcy Code, or pursuant to an equitable mootness or similar doctrine.

8.3
Subrogation. Each Secured Party, on behalf of itself and the Claimholders for whom it acts, hereby waives any rights of subrogation it may acquire as a result of any payment by it or any of its constituent Claimholders hereunder until the holder of the obligations in which it has received such subrogation rights has been Paid In Full.

8.4
Amendments; Waivers. No amendment or modification of any of the provisions of this Agreement by the Revolving Lender, on the one hand, or the Term Loan Agent, on the other hand, shall be deemed to be made unless the same shall be in writing and signed by each of the Secured Parties and, as directed by the required lenders under the Revolving Credit Agreement (if applicable) and the ~~Term Loan~~LC Provider under the Reimbursement Agreement~~, respectively~~. No waiver of any of the provisions of this Agreement shall be deemed to be made unless the same shall be in writing and signed on behalf of the party making the same, and each waiver, if any, shall be a waiver only with respect to the specific instance involved and shall in no way impair the rights of the party making such waiver or the obligations of the other party to such party in any other respect or at any other time. The Term Loan Agent shall not be obligated to enter into any amendment, waiver or modification to this Agreement that affects its own rights, duties, immunities or indemnities under the Term Loan Documents. Any amendment or modification of any of the provisions of this Agreement which increases the obligations or reduces the material rights of, imposes additional material duties on, or otherwise materially adversely affects the Borrowers or any other Loan Party, shall require the consent of the Company or the Borrowers, as applicable (it being understood that amendments or modifications of Section 4 and the definition of Revolving Maximum Amount and

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Term Loan Maximum Amount shall require the consent of the Company and the Borrowers).

8.5
Information Concerning Financial Condition of the Loan Parties. The Revolving Lender, on the one hand, and the Term Loan Agent, on the other hand, hereby agree that the other Secured Party has no duty to inform such Secured Party regarding (i) the financial condition of the Loan Parties, (ii) the value or condition of the Collateral or (iii) any other circumstances bearing upon the risk of nonpayment of the Revolving Obligations or the Term Loan Obligations. The Revolving Lender, on the one hand, and the Term Loan Agent, on the other hand, hereby agree that no party shall have any duty to advise any other party of information known to it regarding such condition or any such circumstances. In the event that the Revolving Lender, on the one hand, or the Term Loan Agent, on the other hand, in its respective discretion, undertakes at any time or from time to time to provide any such information to any other party to this Agreement, it shall be under no obligation (a) to provide any such information to such other party or any other party on any subsequent occasion, (b) to undertake any investigation not a part of its regular business routine, or (c) to disclose any information which, pursuant to accepted or reasonable commercial finance practices, such party wishes to maintain confidential. None of the Revolving Lender, the other Revolving Claimholders or any of their respective directors, members, managers, officers, agents or employees, on the one hand, nor the Term Loan Agent, the other Term Loan Claimholders or any of their respective directors, members, managers, officers, agents or employees, on the other hand, shall be responsible to the other or to any other Person for any Loan Party’s solvency, financial condition or ability to repay the Revolving Obligations or the Term Loan Obligations or for statements of any Loan Party, oral or written, or for the validity, sufficiency or enforceability of the Revolving Obligations, the Term Loan Obligations, the Revolving Loan Documents or the Term Loan Documents, or any Liens granted by the Loan Parties to the Secured Parties in connection therewith. Each of the Revolving Lender and the other Revolving Claimholders, on the one hand, and the Term Loan Agent and the other Term Loan Claimholders, on the other hand, have entered into their respective financing agreements with the Borrowers and the other Loan Parties based upon their own independent investigation, and make no warranty or representation to the other nor do they rely upon any representation of the other with respect to matters identified or referred to in this Section 8.5.

8.6
Consent to Jurisdiction; Waivers. THE PARTIES HERETO CONSENT TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED IN THE COUNTY OF NEW YORK, STATE OF NEW YORK IN ANY ACTION INSTITUTED WITH RESPECT TO THIS AGREEMENT. THE PARTIES HERETO WAIVE TRIAL BY JURY, ANY OBJECTION TO ANY SUCH ACTION BASED ON FORUM NON CONVENIENS, AND ANY OBJECTION TO THE VENUE OF ANY ACTION INSTITUTED HEREUNDER.

8.7
Notices. Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, facsimiled, emailed or sent by overnight express courier service or United States mail and shall be deemed to have been given when delivered in person or by courier service or by United States mail (certified, with postage prepaid and properly addressed), upon transmission of a facsimile (if transmitted during normal business hours, otherwise such notice shall be deemed delivered at the opening of the next Business Day) or when sent by email transmission to an email address designated by such addressee and the sender receives a confirmation of transmission. For purposes of this Section 8.7, the addresses of the parties hereto (until notice of a change thereof is delivered as provided in this Section 8.7) shall be as set forth below each party’s name on the signature pages hereof, or, as to each party, at such other address as may be designated by such party in a written notice to all of the other parties.

8.8
Further Assurances. The Revolving Lender and the Term Loan Agent shall take such further action and shall execute and deliver to the other Secured Party such additional documents and instruments (in recordable form, if requested) as either the Revolving Lender, on the one hand, or the Term Loan Agent, on the other hand, may reasonably request to effectuate the terms of and the subordination and other rights

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and benefits contemplated by this Agreement.

8.9
Governing Law; Successors and Assigns. THIS AGREEMENT SHALL BE INTERPRETED, AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED, IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK. This

Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns. Subject to Section 4.3, in the event of any refinancing, replacement, refunding, extension, renewal, restatement or similar transaction with respect to (i) the Revolving Credit Agreement or any other Revolving Loan Document or (ii) the ~~Term Loan~~Reimbursement Agreement or any other Term Loan Document, this Agreement and each of its provisions shall automatically, and without further act or deed on behalf of any Person, apply to the agreement or other document relating to any such refinancing, replacement, refunding, extension, renewal, restatement or similar transaction, as the case may be, and the holders of the indebtedness thereunder (provided that, without limiting the foregoing, the agent, trustee or other representative in respect of any such indebtedness, acting on behalf of the holders of such indebtedness, or if no such representative exists, the holders of such indebtedness, shall acknowledge and agree to the terms of this Agreement) and, for the avoidance of doubt, in the event any such refinancing, replacement, refunding, extension, renewal, restatement or similar transaction occurs, the related Revolving Obligations or Term Loan Obligations, as the case may be, shall not be deemed to be Paid In Full for purposes of this Agreement. Any sale, participation, assignment or other transfer of the Revolving Obligations or the Term Loan Obligations shall be expressly made subject to the terms of this Agreement. In connection with any such sale, participation, assignment or other transfer, the applicable Secured Party shall disclose to such purchaser, participant, assignee or transferee the existence and terms and conditions of this Agreement.

8.10
Section Titles. The section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

8.11
Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be an original and all of which shall together constitute one and the same document. Delivery of an executed signature page by facsimile machine or other electronic transmission shall be as effective as delivery of a manually signed original signature page.

8.12
No Benefit to Third Parties. The terms and provisions of this Agreement shall be for the sole benefit of the Revolving Lender and the other Revolving Claimholders, on the one hand, and the Term Loan Agent and the other Term Loan Claimholders, on the other hand, and their respective successors and assigns (as permitted by Section 8.9), and no other Person (including any Loan Parties) shall have any right, benefit, priority or interest under or because of this Agreement, except that the Loan Parties shall have the rights expressly set forth in Section 8.4.

8.13
Agreement Absolute.

(a)
This Agreement shall be and remain absolute and unconditional under any and all circumstances, and no act or omission on the part of any party to this Agreement shall affect or impair the agreement of the other party hereunder. The Revolving Lender and the other Revolving Claimholders, on the one hand, and the Term Loan Agent and the other Term Loan Claimholders, on the other hand, shall be entitled to manage and supervise the obligations of the Borrowers, Parent and the other Loan Parties to them in accordance with applicable law and practices in effect from time to time without regard to the existence of the other Secured Party or

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Claimholders, and, subject to the limitations of this Agreement, neither the Revolving Lender or the other Revolving Claimholders, on the one hand, or the Term Loan Agent or the other Term Loan Claimholders, on the other hand, shall have any liability to the others for (i) any and all actions which such Persons, in good faith, take or omit to take in connection with their credit arrangement with the Borrowers, Parent or the other Loan Parties, including with respect to the creation, perfection or continuation of Liens in any of their respective Priority Collateral, the occurrence of a default, the foreclosure upon, sale, release or depreciation of, or a failure to realize upon, any such Priority Collateral and the collection of any indebtedness or of any claim from any account debtor or guarantor (or any other party), and (ii) any election of the application of Section 1111(b)(2) of the Bankruptcy Code.

(b)
If the Revolving Lender or the other Revolving Claimholders should honor a request by the Borrowers for a loan, advance or other financial accommodation under the Revolving Loan Documents, whether or not such Person has knowledge that honoring such request would result in an “Event of Default” as defined in (or an act, condition or event which, with notice or passage of time or both, would constitute such an Event of Default) the Term Loan Documents, in no event shall the Revolving Lender or any of the other Revolving Claimholders have any liability to the Term Loan Agent or the other Term Loan Claimholders (or any successors or assigns to or of any such Person) as a result of such breach, and, without limiting the generality of the foregoing, the Term Loan Agent, on behalf of the Term Loan Claimholders, hereby agrees that neither the Revolving Lender nor any of the other Revolving Claimholders shall have any liability for tortious interference with contractual relations or for inducement by any such Person of the Borrowers to breach of contract or otherwise.

8.14
Agency for Perfection. Each of the Revolving Lender and the other Revolving Claimholders, on the one hand, and each of the Term Loan Agent and the other Term Loan Claimholders, on the other hand, appoints each of the other Secured Party and Claimholders as agent and bailee for purposes of perfecting such Person’s Liens on the Collateral in the possession or under the control of such other Secured Party or Claimholders and, in the case of the Collateral over which a Secured Party has control, as “representative” for the other Secured Party and the Claimholders for whom such Secured Party is acting; provided that the Revolving Lender shall act as gratuitous agent for assignment under the Assignment of Claims in accordance with Section 2.6(b) until the Revolving Obligations have been Paid in Full; provided further that such agent or bailee for perfection shall have no duty or any liability to protect or preserve any rights for any such other Person pertaining to the Collateral in its possession or in its control other than for gross negligence or willful misconduct, as determined by a court of competent jurisdiction, in a final, non-appealable judgment. Following the Payment In Full of the Revolving Obligations, the Revolving Lender shall notify the Term Loan Agent thereof and, upon the request of the Term Loan Agent and at the joint and several expense of the Loan Parties, shall (i) deliver (except as otherwise required by applicable law or court order) any Revolving Credit Priority Collateral in the Revolving Lender’s possession to the Term Loan Agent (in each case, without representation, warranty or recourse), (ii) deliver such notices of termination of its interests in the Collateral or termination of its status as “Controlling Party” (or comparable concept) as the Term Loan Agent may reasonably request in writing and (iii) use commercially reasonable efforts to provide the applicable Governmental Authority with notice of termination of the assignment with respect to any Collateral subject to compliance with the Assignment of Claims Act to the extent the Revolving Lender previously provided a notice of assignment in respect thereof, and the Revolving Lender shall use commercially reasonable efforts to provide the Term Loan Agent with copies of such notices of termination. Following the Payment In Full of the Term Loan Obligations, the Term Loan Agent shall notify the Revolving Lender thereof and, upon the request of the Revolving Lender and at the joint and several expense of the Loan Parties, shall deliver (except as otherwise required by applicable law or court order) any Term Loan Priority Collateral in the Term Loan Agent’s possession to the Revolving Lender (in each case, without representation, warranty or recourse)

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and shall deliver such notices of termination of its interests in the Collateral or termination of its status as “Controlling Party” (or comparable concept) provided to it as the Revolving Lender may reasonably request in writing.

8.15
Representations and Warranties. Each of the Secured Parties hereby represents and warrants as follows to the other Secured Party that:

(a)
The execution, delivery and performance of this Agreement by such Secured Party have been duly authorized by the Revolving Lender and the Term Loan Lenders, as applicable;

(b)
This Agreement has been duly executed by such Secured Party; and

(c)
This Agreement constitutes the legal, valid and binding obligation of such Secured Party, enforceable against such Secured Party in accordance with its terms, except as such enforceability may be limited by any applicable bankruptcy, insolvency, moratorium or similar laws affecting creditors’ rights generally or by general principles of equity.

8.16
Specific Performance. Each of the Secured Parties and the Claimholders may demand specific performance of this Agreement. Each Secured Party, on behalf of the Claimholders for whom it acts, hereby irrevocably waives any defense based on the adequacy of a remedy at law and any other defense which might be asserted to bar the remedy of specific performance in any action which may be brought by any Secured Party or Claimholder.

8.17
Loan Parties’ Acknowledgments and Agreements. Each Loan Party (a) acknowledges the provisions of this Agreement as they relate to the relative rights of the Revolving Lender, the other Revolving Claimholders, the Term Loan Agent and the other Term Loan Claimholders as between and among such creditors (collectively, the “Creditors”), (b) agrees that, except as expressly otherwise provided in this Agreement, the terms of this Agreement shall not give any Loan Party, nor modify, any substantive rights vis-à-vis any Creditor, or any obligations or liabilities owing to such Creditor, under any instrument, document, agreement or arrangement, (c) if any Creditor shall enforce its rights or remedies in violation of the terms of this Agreement, agrees that it shall not use such violation as a defense to any enforcement of remedies otherwise made in accordance with the terms of the Revolving Loan Documents or Term Loan Documents (as applicable) by any Creditor, or the enforcement by any such Creditor of any other instrument, document or agreement under which such Loan Party is bound or assert such violation as a counterclaim or basis for set-off or recoupment against any such Creditor and agrees to abide thereby and to keep, observe and perform the several matters and things therein intended to be kept, observed and performed by it, and specifically agrees not to make any payments contrary to the terms of this Agreement; provided that no default or event of default shall arise under the Revolving Loan Documents or the Term Loan Documents as a result of the Borrowers, Parent or any other Loan Party complying with the provisions of this Agreement and (d) acknowledges and agrees that a breach of any of the terms and conditions of this Section 8.17 by any Loan Party or Subsidiary thereof shall constitute an “Event of Default” as defined in each of the Revolving Credit Agreement and the ~~Term Loan~~Reimbursement Agreement.

8.18
Additional Loan Parties. The Borrowers shall cause each of their direct or indirect subsidiaries that are required by the terms of any Loan Document to become a borrower or a guarantor under such Loan Document to acknowledge and consent to the terms of this Agreement by causing such subsidiary to execute and deliver to the parties hereto a joinder agreement, substantially in the form of Exhibit B hereto, pursuant to which such subsidiary shall agree to be bound by the terms of this

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Agreement to the same extent as if it had executed and delivered this Agreement as of the date hereof, and shall become a Loan Party hereunder.

8.19
Term Loan Agent. The Term Loan Agent shall be entitled to the same rights, protections, immunities and indemnities under this Agreement as are set forth in the Term Loan Documents, as if the provisions setting forth those rights, protections, immunities and indemnities are fully set forth herein.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

1REVOL VING LENDER:

SIENA LENDING GROUP LLC, as Revolving Lender

Address for Notices:

SIENA LENDING GROUP LLC

9 W Broad Street, 5th Floor Stamford, CT 06902 Attention: Steven Sanicola

Email: ssanicola@sienalending.com

with a copy to (which shall not constitute notice): Otterbourg P.C.

New York, NY 10169-0075

Attention: Jason I. Miller

Email: JMiller@otterbourg.com

[Signature Page to lntercreditor Agreement)

TERM LOAN AGENT:

U.S. BANK NATIONAL ASSOCIATION, solely in its capacity as Term Loan Agent and not in its individual capacity:

Address for Notices:

U.S. BANK NATIONAL ASSOCIATION

214 N. Tryon Street, 27th Floor Charlotte, North Carolina 28202

Attention: CDO Trust Services/James Hanley Telephone: (302) 576-3714

Telecopier: (704) 335-4670

E-mail: iames.hanleyl@usbank.com

[Signature Page to lntercreditor Agreement]

Each of the Loan Parties hereby acknowledges that it has received a copy of this Intercreditor Agreement, consents to the execution, delivery and performance thereof by the Secured Parties and agrees to recognize all rights granted thereby to the Revolving Lender and the Term Loan Agent, and agrees to the provisions of Sections 3.3(h) and 8.17 hereof. Each of the Loan Parties further acknowledges and agrees that it is not an intended beneficiary or third party beneficiary under this Intercreditor Agreement.

LOAN PARTIES:

FREIGHTCAR NORTH AMERICA, LLC

FREIGHT CAR SERVICES, INC.

FREIGHTCAR SHORT LINE, INC.

JOHNSTOWN AMERICA, LLC

FREIGHTCAR ALABAMA, LLC

FREIGHTCAR RAIL MANAGEMENT SERVICES, LLC

FCA-FASEMEX, LLC

[Signature Page to Intercreditor Agreement]

Address for Notices to the Loan Parties:

FREIGHTCAR NORTH AMERICA, LLC

c/o FreightCar America, Inc. 125 S. Wacker Drive, Suite 1500

Chicago, Illinois 60606

Attention~~: Chris Eppel Email~~: ~~ceppel@freightcar.net~~Michael Riordan

Email: mriordan@freightcar.net

in each case, with a copy (which shall not constitute notice) to:

FREIGHTCAR NORTH AMERICA, LLC

c/o FreightCar America, Inc. 125 S. Wacker Drive, Suite 1500

Chicago, Illinois 60606

Attention: Celia Perez

Email: cperez@freightcar.net

WINSTON & STRAWN LLP

35 W. Wacker Drive Chicago, Illinois 60601-9703 Attention: Oscar David Email: odavid@winston.com

.

~~[Signature Page to Intercreditor Agreement]~~

APPENDIX I

Defined Terms

“Affiliate” means, with respect to a specified Person, any other Person which directly or indirectly, through one or more intermediaries, controls or is controlled by or is under common control with such Person, including (a) any Person which beneficially owns or holds ten percent (10%) or more of any voting equity interests of such Person, (b) any Person of which such Person beneficially owns or holds ten percent (10%) or more of any voting equity interests and (c) any director or executive officer of such Person. For the purposes of this definition, the term “control” (including, with correlative meanings, the terms “controlled by” and “under common control with”), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting equity interests, by agreement or otherwise.

“Asserted Indemnification Claim” means any matters or circumstances for which notice has been furnished to, or demand has been made upon or asserted against, the applicable Secured Party or Claimholder, whether in writing or threatened orally, that the applicable Secured Party has determined could reasonably be expected to result in direct or actual damages and expenses to the applicable Secured Party or any applicable Claimholder and which are subject to indemnification by any of the Loan Parties pursuant to the terms of the applicable Loan Documents.

“Assignment of Claims Act” means the Assignment of Claims Act of 1940, as amended, currently codified at 31 U.S.C. 3727 and 41 U.S.C. 6305, and includes the prior historically referenced Federal Anti-Claims Act (31 U.S.C. 3727) and the Federal Anti-Assignment Act (41 U.S.C. 6305).

“Bankruptcy Code” means the United States Bankruptcy Code (11 U.S.C. Section 101 et. seq.).

“Borrower” and “Borrowers” has the meaning set forth in the ~~preamble~~recitals to this Agreement.

“Borrowing Base” has the meaning ascribed to such term in the Revolving Credit Agreement as in effect as of the date hereof, including all component definitions thereof, and in each case as may be amended or otherwise modified as permitted pursuant to Section 4.2.

“Business Day” means any day other than Saturday or Sunday or a legal holiday on which commercial banks are authorized or required by law to be closed for business in New York, New York.

“Capital Stock” means, with respect to any Person, any and all shares, interests, participations or other equivalents (however designated) of such Person’s capital stock or partnership, limited liability company or other equity interests at any time outstanding, whether voting or nonvoting, and any and all rights, warrants or options exchangeable for or convertible into such capital stock or other interests, whether or not presently exchangeable or convertible.

“Claimholder” means a Revolving Claimholder or a Term Loan Claimholder, and “Claimholders” means the Revolving Claimholders or the Term Loan Claimholders, in each case, as the context requires.

“Closing Date License” has the meaning set forth in Section 2.3(o).

“Collateral” means all Property and interests in Property now owned or hereafter acquired by any Loan Party in which a security interest, Lien or mortgage Lien is now or hereafter granted or purported to have been granted to the Revolving Lender or the Term Loan Agent pursuant to the Revolving Loan Documents or the Term Loan Documents, including any Property subject to Liens or claims granted in any Insolvency Proceeding as permitted under this Agreement.

I-1

“Creditors” has the meaning set forth in Section 8.17.

“DIP Financing” has the meaning set forth in Section 3.1(a)(i).

“Disposition Period” means, with respect to any piece of Equipment constituting Term Loan Priority Collateral, a period of time not to exceed 120 days from the date the Revolving Lender receives written notice from the Term Loan Agent that the Term Loan Agent has acquired control or possession of any such Term Loan Priority Collateral or has, through the exercise of remedies under the Term Loan Documents or otherwise, sold such Term Loan Priority Collateral to any Third Party Purchaser.

“Enforcement Action” means, with respect to the Revolving Obligations or the Term Loan Obligations, (a) the taking of any action to enforce or realize upon any Lien on any of the Collateral, including the institution of any foreclosure proceedings or the noticing of any public or private sale or other disposition pursuant to Article 8 or Article 9 of the Uniform Commercial Code or other applicable law, (b) the exercise of any right or remedy provided to a secured creditor or otherwise on account of a Lien on any of the Collateral under the Revolving Loan Documents, the Term Loan Documents or applicable law, in an Insolvency Proceeding or otherwise, including the election to retain any Collateral in satisfaction of a Lien, (c) the taking of any action or the exercise of any right or remedy in respect of the collection on, set off against, marshaling of, or foreclosure on any of the Collateral or the Proceeds of any of the Collateral, (d) the sale, lease, license or other disposition of all or any portion of the Collateral by private or public sale or any other means permissible under applicable law at any time that an “Event of Default” as defined in any of the Loan Documents shall have occurred and is continuing in connection with the exercise or enforcement of rights relating to any of the Collateral and (e) the exercise of any other right of liquidation against any Collateral (including the exercise of any right of recoupment or set- off or any rights against any Collateral obtained pursuant to or by foreclosure of a judgment Lien obtained against any Loan Party) whether under the Revolving Loan Documents, the Term Loan Documents or applicable law, in an Insolvency Proceeding or otherwise; provided, however, that in no event shall the term “Enforcement Action” include (i) the imposition, establishment, elimination or reduction of Borrowing Base reserves in accordance with the terms of the Revolving Credit Agreement in effect as of the date hereof, (ii) the imposition of a default rate or late fee in accordance with Section 4.1 or 4.2, as applicable, (iii) the taking of any action by the Revolving Lender in connection with the attempt to receive, or the receipt of collections of the Loan Parties in the ordinary course or the exercise of rights by the Revolving Lender to monitor the Accounts and apply funds in Deposit Accounts to the payment of the Revolving Obligations (including by notifying the applicable depository institution to send such funds to the Revolving Lender) and, during the continuance of an Event of Default, the notification of account debtors, and any other Person to deliver Proceeds of the Revolving Credit Priority Collateral to the Revolving Lender, (iv) the exercise of rights by the Term Loan Agent with respect to any Term Loan Priority Accounts, including providing instructions to depository institutions and the notification of any other Person to deliver Term Loan Priority Proceeds to the Term Loan Agent, (v) making any argument, or filing any objection, motion or other pleading (in each case, not adverse to the priority of the Lien securing the Revolving Obligations or the Term Loan Obligations, as the case may be) to preserve or protect a Lien on Collateral, (vi) taking any action, not adverse to the priority of the Lien securing the Revolving Obligations or the Term Loan Obligations, as the case may be, in order to create, perfect, preserve or protect the Lien securing the Term Loan Obligations or the Revolving Obligations, as applicable, (vii) the acceleration of the Revolving Obligations or the Term Loan Obligations prior to their stated maturity or (viii) the provision of any DIP Financing or the implementation of any cash collateral order, in each case, in accordance with this Agreement. For the avoidance of doubt, the commencement and continuation of cash dominion under the Revolving Loan Documents in and of itself shall not constitute an Enforcement Action.

“Excess Availability” has the meaning ascribed to such term in the Revolving Credit Agreement as in effect as of the date hereof.

“Exigent Circumstances” means an event or circumstance that materially and imminently threatens the ability of the Revolving Lender or the Term Loan Agent, as applicable, to realize upon all or a material part of the Revolving Credit Priority Collateral or the Term Loan Priority Collateral, as applicable, such as, without limitation, fraudulent removal, concealment, or abscondment thereof, destruction (other than to the extent covered by insurance) or material waste thereof.

“FCNA” has the meaning set forth in the recitals to this Agreement.

“Fifth Amendment Effective Date” means May 22, 2023.

“Governmental Authority” means the government of the United States of America or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank).

“Guarantor” means any Person who has guaranteed the Revolving Obligations or the Term Loan Obligations.

“Insolvency Proceeding” means any voluntary or involuntary insolvency, bankruptcy, receivership, custodianship, liquidation, dissolution, arrangement, reorganization, assignment for the benefit of creditors, appointment of a custodian, receiver, trustee or other officer with similar powers or any other proceeding for the liquidation, dissolution or other winding up of any Loan Party.

“Intellectual Property” has the meaning set forth in clause (i) of the definition of “Term Loan Priority Collateral.”

“IP License Period” has the meaning set forth in Section 2.3(n).

“LC Provider” has the meaning set forth in the recitals to this Agreement.

“Lenders” means the Revolving Lender or the Term Loan Lenders, as the context requires.

“License Commencement Date” has the meaning set forth in Section 2.3(n).

“Lien” means any mortgage, deed of trust, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (whether statutory or otherwise), security interest, charge, claim or preference, priority or other preferential arrangement in the nature of a security interest or other lien of any kind or nature whatsoever (including any conditional sale or other title retention agreement, and any financing lease having substantially the same economic effect as any of the foregoing).

“Loan Documents” means the Revolving Loan Documents or the Term Loan Documents, as the context requires.

“Loan Parties” means each Borrower, Parent, each Guarantor and each other Person that is a subsidiary of Parent liable on or in respect of the Revolving Obligations or the Term Loan Obligations or that has granted or purported to grant a Lien on any assets as Collateral to secure the Revolving Obligations or the Term Loan Obligations, together with such Person’s successors and assigns, including a receiver, trustee or debtor-in-possession on behalf of such Person, and “Loan Party” shall mean any of them.

“Mexican Subsidiaries” means FCA-Fasemex, S. de R.L., de C.V., an entity organized under the laws of Mexico, and FCA-Fasemex Enterprise, S. de R.L., de C.V., an entity organized under the laws of Mexico.

“Net Cash Proceeds” means the aggregate cash or cash equivalent Proceeds received by any Loan Party or any of its Subsidiaries or any Secured Party in respect of any disposition, equity issuance, debt issuance, involuntary disposition, payment under any insurance policy or in connection with any taking or condemnation or any other event giving rise to Proceeds, net of (a) direct costs incurred in connection therewith not paid to an Affiliate of any Loan Party (including legal, accounting and investment banking fees and sales commissions), (b) taxes paid or payable as a result thereof, and (c) the amount of any payments of any debt or other obligation that is secured by a Lien (excluding, for the avoidance of doubt, the Lien in favor of either Secured Party) on the related asset that under applicable law has priority to the Liens in favor of the Secured Parties; it being understood that “Net Cash Proceeds” shall include any cash or cash equivalents received upon the sale or other disposition of any non-cash consideration received by any Loan Party or any of its Subsidiaries or any Secured Party in any disposition, equity issuance, debt issuance, involuntary disposition, payment under any insurance policy or in connection with any taking or condemnation or any other event giving rise to Proceeds.

“Option Period” has the meaning set forth in Section 7.2 of this Agreement.

“Paid In Full” and “Payment In Full” means, with respect to any Secured Obligations, (i) termination or expiration of all commitments of the applicable Claimholders to extend credit or provide the Standby Letter of Credit under the applicable Loan Documents, (ii) the payment in full in cash of such Secured Obligations (other than (a) Asserted Indemnification Claims (which is provided for in clause (iii) below) and (b) unmatured or contingent Secured Obligations (which are provided for in clause (iv) below)), including the principal of, accrued (but unpaid) interest and premium, if any, on, and fees, costs, charges and expense reimbursements with respect to, all such Secured Obligations, (iii) with respect to an Asserted Indemnification Claim, delivery of cash collateral or other credit support in an amount reasonably determined by the applicable Secured Party with respect to such Secured Obligation, and (iv) with respect to any other unmatured or contingent Secured Obligation (other than (x) Asserted Indemnification Claims and (y) unknown and unasserted contingent claims against any Secured Party or any Claimholder which may be asserted after the date upon which the relevant Secured Obligations are paid in full), cash collateral or other credit support in an amount reasonably determined by the applicable Secured Party and on terms reasonably satisfactory to the applicable Secured Party to be held by the applicable Secured Party.

“Parent” means FreightCar America, Inc., a Delaware corporation.

“Person” has the meaning set forth in the Revolving Credit Agreement and the ~~Term Loan~~Reimbursement Agreement, as the context may require.

“Priority Claimholders” means, with respect to the Revolving Credit Priority Collateral, the Revolving Claimholders and, with respect to the Term Loan Priority Collateral, the Term Loan Claimholders; provided that, upon the Payment In Full of the Revolving Obligations, but subject to Section 3.3(d), the Priority Claimholders with respect to all Collateral shall mean the Term Loan Claimholders and, upon the Payment In Full of the Term Loan Obligations, but subject to Section 3.3(d), the Priority Claimholders with respect to all Collateral shall mean the Revolving Lender.

“Priority Collateral” means, with respect to the Revolving Lender and the other Revolving Claimholders, the Revolving Credit Priority Collateral and, with respect to the Term Loan Agent and the other Term Loan Claimholders, the Term Loan Priority Collateral; provided that, upon the Payment In Full of the Revolving Obligations, but subject to Section 3.3(d), the Priority Collateral with respect to the

Term Loan Agent shall mean all Collateral and, upon the Payment In Full of the Term Loan Obligations, but subject to Section 3.3(d), the Priority Collateral with respect to the Revolving Lender shall mean all Collateral.

“Priority Secured Party” means, with respect to the Revolving Credit Priority Collateral, the Revolving Lender and, with respect to the Term Loan Priority Collateral, the Term Loan Agent.

“Property” means any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.

“Purchase Notice” has the meaning set forth in Section 7.1.

“Real Property” has the meaning set forth in clause (iv) of the definition of “Term Loan Priority Collateral.”

“Recovery” has the meaning set forth in Section 3.3(d).

“Reimbursement Agreement” has the meaning set forth in the recitals to this Agreement.

“Revolving Claimholders” means, at any relevant time, the Revolving Lender and the holders of Revolving Obligations at such time.

“Revolving Credit Agreement” has the meaning set forth in the recitals to this Agreement.

“Revolving Credit Priority Collateral” means the following Property of each Loan Party, whether now owned or hereafter acquired and wheresoever located (including, for the avoidance of doubt, any such Property that, but for the application of Section 552 of the Bankruptcy Code (or any similar provision of any other Insolvency Laws), would be Revolving Credit Priority Collateral):

(i)
all Accounts (but excluding any Term Loan Priority Proceeds) and all intercompany obligations owing to any of the Loan Parties;

(ii)
all Inventory;

(iii)
cash, Money and cash equivalents (but excluding any Term Loan Priority Proceeds);

(iv)
all Securities Accounts, bank accounts, lockbox accounts and Deposit Accounts (in each case other than Term Loan Priority Accounts) with any bank or other financial institution and all cash, cash equivalents, Financial Assets, Negotiable Instruments, drafts and other evidence of payment, and other funds on deposit therein or credited thereto (but excluding any amounts therein constituting Term Loan Priority Proceeds);

(v)
to the extent relating to, arising from, evidencing or governing any of the items of Revolving Credit Priority Collateral referred to in the preceding clauses (i) through (iv), all Documents, General Intangibles (including all Payment Intangibles arising from Accounts and all rights under contracts, but excluding Intellectual Property), Instruments (including Promissory Notes) and Chattel Paper (including Tangible Chattel Paper and Electronic Chattel Paper);

(vi)
to the extent relating to, arising from, evidencing or governing any of the items of Revolving Credit Priority Collateral referred to in the preceding clauses (i) through (iv), all Supporting Obligations and Letter-of-Credit Rights;

(vii)
all Commercial Tort Claims to the extent arising from any of the items of Revolving Credit Priority Collateral referred to in the preceding clauses (i) through (vi) constituting Revolving Credit Priority Collateral;

(viii)
all tax refunds for the most recent year and all rights to business interruption insurance and the Proceeds thereof;

(ix)
all books and records, customer lists, credit files, accounting systems, computer files, programs, printouts and other computer materials and records related thereto in each case relating to, arising from, evidencing or governing the items of Revolving Credit Priority Collateral referred to in the preceding clauses (i) through (viii) (including databases and other records which contain information related to the foregoing, in each case, other than Term Loan Priority Collateral); and

(x)
to the extent not otherwise included, all rights relating to or arising from any government contracts and all Proceeds (including all insurance Proceeds other than Proceeds of business interruption insurance) and products of any and all of the foregoing and all collateral security, guarantees, indemnities and warranties given by any Person with respect to any of the foregoing.

“Revolving Excess Obligations” shall mean any Revolving Obligations not constituting Revolving Priority Obligations.

“Revolving Lender” has the meaning set forth in the preamble to this Agreement.

“Revolving Loan Documents” means the Revolving Credit Agreement and each other “Loan Document” (as defined in the Revolving Credit Agreement), as each may be amended, restated, supplemented or otherwise modified from time to time in accordance with the terms hereof, including any agreements and documents governing indebtedness incurred to refinance, replace, extend, renew, refund, repay, prepay, redeem, purchase, defease or retire, or issued in exchange or replacement for, all or any of the Revolving Obligations.

“Revolving Maximum Amount” means, as of any date of determination, an amount equal to the result of:

(i)
the lesser of (a) $~~22,000,000~~38,500,000 and (b) 110% of the Borrowing Base as of such date, plus

(ii)
if provided pursuant to a DIP Financing, an additional $~~2,000,000~~3,500,000, minus

(ii)
the amount of all cash payments of revolving loan obligations under the Revolving Credit Agreement that result in a permanent reduction of the revolving credit commitments under the Revolving Credit Agreement (other than payments of such revolving loan obligations in connection with a Refinancing thereof).

Any refinancing of the Revolving Obligations permitted under this Agreement shall not be deemed to constitute a permanent reduction of the Revolving Maximum Amount for the purposes of this definition.

“Revolving Obligations” means all indebtedness, obligations and other liabilities (contingent or otherwise) payable directly or indirectly by each Loan Party to the Revolving Lender or any Affiliate of the Revolving Lender under the Revolving Credit Agreement or the other Revolving Loan Documents entered into among the Revolving Lender or any Affiliate of the Revolving Lender and any Loan Party, and in any event shall include all “Obligations” (as such term is defined in the Revolving Credit

Agreement as in effect on the date hereof). “Revolving Obligations” shall include (x) all interest accrued or accruing (or which would, absent commencement of an Insolvency Proceeding, accrue) in accordance with the rate specified in the relevant Revolving Loan Documents and (y) all fees, costs and charges charged or incurred pursuant to the provisions of the Revolving Loan Documents, including reasonable and documented legal fees and expenses, in the case of each of clause (x) and clause (y) whether before or after commencement of an Insolvency Proceeding and irrespective of whether any claim for such interest, fees, costs or charges is allowed as a claim in such Insolvency Proceeding.

“Revolving Priority Obligations” means all Revolving Obligations exclusive only of (a) that portion, if any, of the principal amount of the revolving loans outstanding under the Revolving Loan Documents which exceeds the Revolving Maximum Amount, (b) that portion, if any, of interest on account of the Revolving Obligations described in the foregoing clause (a) and (c) all fees, costs and expenses on account of the Revolving Obligations described in the foregoing clause (a), including any such amounts accruing or becoming due after the commencement of any Insolvency Proceeding and irrespective of whether any claim for such amounts is allowed as a claim in such Insolvency Proceeding.

“Revolving Purchase Price” has the meaning set forth in Section 7.2.

“Secured Obligations” means the Revolving Priority Obligations, the Revolving Excess Obligations, the Term Loan Priority Obligations and the Term Loan Excess Obligations, as the context requires.

“Secured Parties” has the meaning set forth in the preamble to this Agreement, and “Secured Party” refers to either of the Secured Parties.

“Term Loan Agent” has the meaning set forth in the preamble to this Agreement.

“Term Loan Agreement” has the meaning set forth in the recitals to this Agreement. For the avoidance of doubt, all parties hereto hereby acknowledge and agree that (a) the Term Loan Agreement has been terminated as of the Fifth Amendment Effective Date and (b) on and after the Fifth Amendment Effective Date, all Reimbursement Obligations (as defined in the Reimbursement Agreement as in effect on the Fifth Amendment Effective Date) shall be subject to the terms and conditions of the Reimbursement Agreement.

“Term Loan Claimholders” means, at any relevant time, the Term Loan Agent and the holders of Term Loan Obligations at such time, including the Term Loan Lenders and all other “Secured Parties” (as defined in the ~~Term Loan~~Reimbursement Agreement).

“Term Loan Documents” means the Term Loan Agreement, the Reimbursement Agreement, the Term Loan Guarantee and Collateral Agreement and each other “Loan Document” (as defined in the ~~Term Loan~~Reimbursement Agreement), as each may be amended, restated, supplemented or otherwise modified from time to time in accordance with the terms hereof, including any agreements and documents governing indebtedness incurred to refinance, replace, extend, renew, refund, repay, prepay, redeem, purchase, defease or retire, or issued in exchange or replacement for, all or any of the Term Loan Obligations.

“Term Loan Excess Obligations” shall mean any Term Loan Obligations not constituting Term Loan Priority Obligations.

“Term Loan Guarantee and Collateral Agreement” means the “Guarantee and Collateral Agreement” as defined in the ~~Term Loan~~Reimbursement Agreement.

“Term Loan Lenders” means (i) prior to the Fifth Amendment Effective Date, the “Lenders” from time to time under and as defined in the Term Loan Agreement as in effect immediately prior to the Fifth Amendment Effective Date and (ii) on and after the Fifth Amendment Effective Date, the LC Provider.

“Term Loan Maximum Amount” means, as of any date of determination, the ~~result~~sum of (a) the ~~sum~~face amount of ~~(i) $44,000,000~~the Standby Letter of Credit, plus (ii) if provided pursuant to a DIP Financing, an additional $~~4,000,000~~7,100,000, plus

~~interest, fees~~ (iii) all Reimbursement Obligations under and ~~other charges paid to the Term Loan Lenders solely “in kind” in the form of increases of the principal amount of the Loans (~~as defined in the ~~Term Loan~~Reimbursement Agreement~~) (in lieu of, and not in duplication of, cash payments of such amounts)~~, minus (b) the ~~aggregate~~ amount of ~~all principal payments of Term Loan Obligations actually made in cash. Any refinancing of the Term Loan Obligations permitted under this Agreement shall not be deemed to constitute a principal payment of Term Loan Obligations for the purposes of this definition~~any permanent reductions in the face amount of the Standby Letter of Credit.

“Term Loan Obligations” means (a) prior to the Fifth Amendment Effective Date, all indebtedness, obligations and other liabilities (contingent or otherwise) payable directly or indirectly by each Loan Party to the Term Loan Agent, the Term Loan Lenders or any Affiliate of a Term Loan Lender under the Term Loan Agreement or the other Term Loan Documents, and shall include all “Obligations” (as such term is defined in the Term Loan Agreement immediately prior to the Fifth Amendment Effective Date) and (b) on or after the Fifth Amendment Effective Date, all indebtedness, obligations and other liabilities (contingent or otherwise) payable directly or indirectly by each Loan Party to the Term Loan Agent, the LC Provider or any Affiliate of the LC Provider under the Reimbursement Agreement or the other Term Loan Documents, and shall include all “Reimbursement Obligations” (as such term is defined in the Reimbursement Agreement as in effect on the ~~date hereof~~Fifth Amendment Effective Date). “Term Loan Obligations” shall include (x) ~~all~~any interest accrued or accruing (or which would, absent commencement of an Insolvency Proceeding, accrue) in accordance with the rate specified in the relevant Term Loan Documents ~~and~~, (y) all fees, costs and charges charged or incurred pursuant to the provisions of the Term Loan Documents, including reasonable and documented legal fees and expenses, in the case of each of clause (x) and clause (y) whether before or after commencement of an Insolvency Proceeding and irrespective of whether any claim for such interest, fees, costs or charges is allowed as a claim in such Insolvency Proceeding.

“Term Loan Priority Accounts” shall mean any and all Deposit Accounts (including the “Collateral Account” as defined in the Reimbursement Agreement), Securities Accounts and Commodities Accounts that are intended solely to contain Term Loan Priority Collateral or Term Loan Priority Proceeds.

“Term Loan Priority Collateral” means all Property of each Loan Party (other than Revolving Credit Priority Collateral), whether now owned or hereafter acquired and wheresoever located (including, for the avoidance of doubt, any such Property that, but for the application of Section 552 of the Bankruptcy Code (or any similar provision of any other Insolvency Laws), would be Term Loan Priority Collateral), including the following:

(i)
all present and future intellectual property rights (the “Intellectual Property”);

(ii)
all Capital Stock owned by any Loan Party, and all Securities and other Investment Property (in each case to the extent not constituting identifiable Proceeds of Revolving Credit Priority Collateral);

(iii)
all present and future Equipment along with all Accessions thereto;

(iv)
all of the real property (fee owned, leasehold or otherwise) of any Loan Party, together with all buildings, Fixtures, improvements, leases, licenses, permits and approvals with respect thereto (collectively, the “Real Property”);

(v)
all present and future Goods to the extent not constituting Revolving Credit Priority Collateral;

(vi)
all Accounts, Chattel Paper, Instruments, Documents and Payment Intangibles and all rights thereunder to the extent arising from any of the items in (i) through (v) above and not constituting Revolving Credit Priority Collateral;

(vii)
the Term Loan Priority Accounts; provided, however, that to the extent that identifiable Proceeds of Revolving Credit Priority Collateral are deposited in the Term Loan Priority Accounts, such identified Proceeds shall be treated as Revolving Credit Priority Collateral;
(viii)

(ix)
all Commercial Tort Claims to the extent arising from any of the items referred to in the preceding clauses (i) through (vii);

(x)
all accessions to, substitutions for and replacements of the foregoing, together with all books and records, customer lists, credit files, accounting systems, computer files, programs, printouts and other computer materials and records related thereto and any General Intangibles, in each case to the extent not constituting Revolving Credit Priority Collateral; and

(xi)
to the extent not otherwise included, all Term Loan Priority Proceeds (including all insurance Proceeds), Supporting Obligations and products of any and all of the foregoing and all collateral security, guarantees, indemnities and warranties given by any Person with respect to any of the foregoing, in each case to the extent not constituting Revolving Credit Priority Collateral.

“Term Loan Priority Obligations” means all Term Loan Obligations exclusive only of (a) that portion, if any, of the principal amount of the loans outstanding under the Term Loan Documents which exceeds the Term Loan Maximum Amount, and (b) that portion, if any, of interest on account of the Term Loan Obligations described in the foregoing clause (a) and (c) all fees, costs and expenses on account of the Term Loan Obligations described in the foregoing clause (a), but including any such amounts accruing or becoming due after the commencement of any Insolvency Proceeding and irrespective of whether any claim for such amounts is allowed as a claim in such Insolvency Proceeding.

“Term Loan Priority Proceeds” means all identifiable Proceeds of the Term Loan Priority Collateral (including any rights to payments arising from any sale, lease or other disposition or any casualty or condemnation event in respect of any of the Term Loan Priority Collateral).

“Third Party Purchaser” has the meaning set forth in Section 2.3(h).

“Trigger Event” means the occurrence of any of the following:

(a)
acceleration of any Revolving Obligations, or the occurrence of any payment default under the Revolving Loan Documents with respect to payments of principal or interest to the extent not cured or waived within forty-five (45) days;

(b)
the occurrence of any bankruptcy or insolvency default under Section ~~7.01(f~~7(a)(v) or ~~7.01(g~~7(a)(vi) of the ~~Term Loan~~Reimbursement Agreement or Section 7.1(f) or 7.1(g) of the Revolving Credit Agreement; or

(c)
any Event of Default as defined in the Revolving Credit Agreement (other than any Event of Default resulting from a failure to pay any amount on the Revolving Obligations when due) shall have occurred and shall continue unremedied for more than ninety (90) days after its occurrence.

“Uniform Commercial Code” means the Uniform Commercial Code as adopted in the State of New York from time to time; provided that in the event that any or all of the attachment, creation, perfection or priority of, or remedies with respect to, any of the Liens of the Revolving Lender or the Term Loan Agent on any of the Collateral is governed by the Uniform Commercial Code as enacted and in effect in a jurisdiction other than the State of New York, the Term “Uniform Commercial Code” will mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for purposes of the provisions thereof relating to such attachment, creation, perfection, priority or remedies and for purposes of definitions related to such provisions.

EXHIBIT A

Form of Closing Date License

LICENSE TO USE INTELLECTUAL PROPERTY RIGHTS

This LICENSE TO USE INTELLECTUAL PROPERTY RIGHTS is entered into as of November 24, 2020, by the Loan Parties (as defined in the Intercreditor Agreement referred to below) set forth on the signature pages hereto.

For the purpose of enabling SIENA LENDING GROUP LLC, in its capacity as the lender (in such capacity, the “Revolving Lender”) under that certain Loan and Security Agreement, dated as of October 8, 2020 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Revolving Credit Agreement”), by and among JAC Operations, Inc., a Delaware corporation (“JAC”), Freight Car Services, Inc., a Delaware corporation (“Freight”), JAIX Leasing Company, a Delaware corporation (“JAIX”), FreightCar Short Line, Inc., a Delaware corporation (“Short”), Johnstown America, LLC, a Delaware limited liability company (“Johnstown”), FreightCar Alabama, LLC, a Delaware limited liability company (“Alabama”), FreightCar Rail Services, LLC, a Delaware limited liability company (“Rail”), FreightCar Rail Management Services, LLC, a Delaware limited liability company (“Management”), FreightCar North America, LLC, a Delaware limited liability company (“FCNA” and together with JAC, Freight, JAIX, Short, Johnstown, Alabama, Rail, Management and any other Person who from time to time becomes a Borrower thereunder, collectively, the “Borrowers” and each individually, a “Borrower”), FreightCar America Inc., a Delaware corporation (“Parent”), the other Guarantors (as defined therein) party thereto from time to time, and the Revolving Lender, to enforce any Lien held by the Revolving Lender upon any of the Revolving Credit Priority Collateral (as such terms are defined in the Intercreditor Agreement, dated as of the date hereof (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), between the Revolving Lender and U.S. BANK NATIONAL ASSOCIATION, in its capacity as the collateral agent under that certain Term Loan Agreement (as defined therein) and Reimbursement Agreement (as defined therein), and acknowledged by the Loan Parties), and to the extent necessary, in the good faith opinion of the Revolving Lender, to collect against Accounts, sell or otherwise liquidate or enforce against its Lien in any of the Revolving Credit Priority Collateral, the Loan Parties hereby grant to the Revolving Lender, only to the extent set forth above, an irrevocable, nonexclusive license (exercisable upon the occurrence and during the continuation of an Event of Default, as defined in the Revolving Loan Documents, without payment of royalty or other compensation to the Loan Parties) to use, license or sublicense any intellectual property rights now owned or hereafter acquired by the Loan Parties, wherever the same may be located, and including in such license access to all data processing equipment necessary in connection with the license contained herein, any other media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof. The Loan Parties hereby agree and acknowledge that no further performance is required of the Revolving Lender under the terms of the license granted pursuant hereto and that this license shall not constitute an executory contract. The license granted hereunder shall automatically terminate on the earlier of (i) the last day of the IP License Period (as defined in the Intercreditor Agreement on the date hereof) or (ii) the termination of the Intercreditor Agreement. Capitalized terms not otherwise defined herein shall have the meanings given thereto in the Intercreditor Agreement.

THIS LICENSE TO USE INTELLECTUAL PROPERTY RIGHTS SHALL BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

[SIGNATURE PAGE FOLLOWS]

~~\\LA - 765212/000003 - 2075087 v5~~

LOAN PARTIES:

FREIGHTCAR NORTH AMERICA, LLC

By: Name:

Title:

FREIGHTCAR AMERICA, INC.

By: Name:

Title:

JAC OPERATIONS, INC.

By: Name:

Title:

FREIGHT CAR SERVICES, INC.

By: Name:

Title:

JAIX LEASING COMPANY

By: Name:

Title:

FREIGHTCAR SHORT LINE, INC.

By: Name:

Title:

~~\\LA - 765212/000003 - 2075087 v5~~

JOHNSTOWN AMERICA, LLC

By: Name:

Title:

FREIGHTCAR ALABAMA, LLC

By: Name:

Title:

FREIGHTCAR RAIL SERVICES, LLC

By: Name:

Title:

FREIGHTCAR RAIL MANAGEMENT SERVICES, LLC

By: Name:

Title:

FCA-FASEMEX, LLC

By: Name:

Title:

~~\\LA - 765212/000003 - 2075087 v5~~

EXHIBIT B

Form of Loan Party Joinder

Reference is made to that certain Intercreditor Agreement, dated as of November 24, 2020 (as amended, amended and restated, renewed, extended, supplemented or otherwise modified from time to time in accordance with the terms thereof, the “Intercreditor Agreement”), between Siena Lending Group LLC (together with its successors and permitted assigns, the “Revolving Lender”), and U.S. Bank National Association, in its capacity as collateral agent for the Term Loan ~~Lenders~~Claimholders (in such capacity, together with its successors and permitted assigns in such capacity, the “Term Loan Agent”) and acknowledged and agreed to by the Loan Parties. Capitalized terms used herein without definition shall have the meaning assigned thereto in the Intercreditor Agreement.

This Loan Party Joinder, dated as of , 20 (this “Joinder”), is being executed and delivered pursuant to Section 8.18 of the Intercreditor Agreement.

The undersigned, , a (the “Additional Loan Party”), hereby agrees to become a party to the Intercreditor Agreement as a Loan Party thereunder, for all purposes thereof on the terms set forth therein, and to be bound by the terms of the Intercreditor Agreement as fully as if the Additional Loan Party had executed and delivered the Intercreditor Agreement as of the date thereof.

This Joinder may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute one contract.

THIS JOINDER SHALL BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

The provisions of Section 8.6 of the Intercreditor Agreement shall apply with like effect to this

Joinder.

[SIGNATURE PAGE FOLLOWS]

Annex B-1

~~\\LA - 765212/000003 - 2075087 v5~~

EXHIBIT B

IN WITNESS WHEREOF, the Additional Loan Party has caused this Joinder to be duly executed by its authorized representative as of the day and year first above written.

[ADDITIONAL GRANTOR]

By: Name: Title:

Annex B-2

~~\\LA - 765212/000003 - 2075087 v5~~

Exhibit C

Amendment No. 1 to Guarantee and Collateral Agreement

[attached]

Annex B-3

~~\\LA - 765212/000003 - 2075087 v5~~

Execution Version

AmericasActive:18517413.5

AMENDMENT NO. 1 TO

GUARANTEE AND COLLATERAL AGREEMENT

THIS AMENDMENT NO. 1 TO GUARANTEE AND COLLATERAL AGREEMENT (this “Amendment”), dated as of May 22, 2023 is made by and among FREIGHTCAR AMERICA, INC., a Delaware corporation (“Company”), FREIGHTCAR NORTH AMERICA, LLC, a Delaware limited liability company (the “Borrower’), each other signatory party hereto as a Grantor (the “Subsidiary Grantors” and together with the Company and the Borrower, the “Loan Parties”) CO FINANCE LVS VI LLC, a Delaware limited liability company (“LC Provider”), U.S. BANK, NATIONAL ASSOCIATION (“Disbursing Agent”), U.S. BANK NATIONAL ASSOCIATION as collateral agent for the Secured Parties (“Collateral Agent”, and together with the Disbursing Agent, the “Agents” and each, an “Agent”).

R E C I T A L S:

WHEREAS, certain of the parties have entered into that certain Credit Agreement, dated as of October 13, 2020 (as amended, supplemented, replaced or otherwise modified from time to time, the “Credit Agreement”), among Borrower, Company, LC Provider, the several other financial institutions or entities from time to time parties thereto as lenders, the Disbursing Agent and the Collateral Agent;

WHEREAS, the Company had Reimbursement Obligations owing to LC Provider under the Credit Agreement in connection with a standby letter of credit (the “Letter of Credit Obligations”);

WHEREAS, in connection with the Letter of Credit Obligations, the Company and LC Provider entered into that certain Reimbursement Agreement dated as of July 30, 2021 as amended and restated on December 30, 2021, and as further amended by Amendment No. 1 to Amended and Restated Reimbursement Agreement dated as of March 23, 2023, and Amendment No. 2 to Amended and Restated Reimbursement Agreement dated as of May 22, 2023, as so amended, the “Reimbursement Agreement”), among the Company, LC Provider, Disbursing Agent, and Collateral Agent;

WHEREAS, on March 23, 2023, the Company and certain funds affiliated with LC Provider entered into the Securities Purchase Agreement pursuant to which purchasers thereunder agreed to purchase newly-issued preferred securities of the Company, the proceeds of which will be used to pay in full in cash all of the outstanding Obligations under the Credit Agreement other than the Letter of Credit Obligations (the “Conversion Transaction”);

WHEREAS, Company, Borrower and certain of their Affiliates (other than the Additional Grantor) have entered into the Guarantee and Collateral Agreement, dated as of November 24, 2020 (as amended, restated, supplemented or otherwise modified from time to time, the “Guarantee and Collateral Agreement”) in favor of the Collateral Agent for the benefit of the Secured Parties under the Credit Agreement, and after the Conversion Transaction, under the Reimbursement Agreement;

WHEREAS, in connection with the Conversion Transaction, the Credit Agreement was terminated, and the Reimbursement Agreement was amended to reflect the obligations of the Company in respect of the Letter of Credit Obligations;

WHEREAS, to effectuate the foregoing, the parties desire to amend the Guarantee and Collateral Agreement to reflect the continuing security interest of the Collateral Agent in the Collateral to secure the Company’s Reimbursement Obligations with respect to the Letter of Credit Obligations.

NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Capitalized Terms. All capitalized undefined terms used in this Amendment (including without limitation, in the Recitals hereto) shall have the meanings assigned thereto in the Reimbursement Agreement.

SECTION 2. Amendments to Guarantee and Collateral Agreement.

On and as of the Amendment Effective Date (as defined below), the Guarantee and Collateral Agreement (including all Schedules attached thereto) is amended by (i) deleting the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and (ii) inserting the underlined text (indicated textually in the same manner as the following example: inserted text), in each case set forth on Exhibit A hereto.

SECTION 3. Effectiveness. This Amendment shall become effective on the date upon which each of the following conditions is satisfied (such date, the “Amendment Effective Date”):

3.1 This Amendment. LC Provider, Disbursing Agent and Collateral Agent shall have received a copy of this Amendment duly executed and delivered by the Disbursing Agent, Collateral Agent, LC Provider, the Company, the Borrower and each Subsidiary Guarantor, in form and content acceptable to the Disbursing Agent, Collateral Agent and LC Provider.

3.2 Amendment to Intercreditor Agreement. LC Provider and the Collateral Agent shall have received a duly executed and delivered Amendment No. 5 to Intercreditor Agreement, in form and content acceptable to the Collateral Agent and LC Provider.

3.3 Amendment to Reimbursement Agreement. The Disbursing Agent, Collateral Agent and LC Provider shall have received a duly executed and delivered Amendment No. 2 to Reimbursement Agreement, in form and content acceptable to the Disbursing Agent, Collateral Agent and LC Provider.

SECTION 4. Limited Effect. Except as expressly provided herein, the Guarantee and Collateral Agreement shall remain unmodified and in full force and effect. This Amendment shall not be deemed (a) to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Guarantee and Collateral Agreement or a waiver of any other Default or Event of Default (except as expressly provided herein), (b) to prejudice any right or rights the LC Provider or any Agent may now have or may have in the future under or in connection with the Guarantee and Collateral Agreement, as the same may be amended, restated, supplemented or modified from time to time, or (c) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with the Company or any other Person with respect to any waiver, amendment, modification or any other change to the Guarantee and Collateral Agreement or any rights or remedies arising in favor of any Agent or the LC Provider, under or with respect to any such documents.

SECTION 5. Representations and Warranties. Each Loan Party represents and warrants that (a) it has the organizational power and authority to make, deliver and perform this Amendment, (b) it has taken all necessary organizational or other action to authorize the execution, delivery and performance of this Amendment, (c) this Amendment has been duly executed and delivered by it, (d) this Amendment constitutes a legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally, regardless of whether considered in a proceeding in equity or at law, (e) each of the representations and warranties made by such Loan Party in Section 4 of the Guarantee and Collateral Agreement is true and correct in all material respects on and as of the date hereof with the same effect as though made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties are true and correct in all material respects as of such earlier date); provided that any representation and warranty qualified by “materiality”, “Material Adverse Effect” or similar language is true and correct (after giving effect to any qualification therein) in all respects, (f) as of the date hereof, it has no defenses, setoffs, rights of recoupment, counterclaims or claims of any nature whatsoever with respect to the obligations due thereunder, and to the extent any such defenses, setoffs, rights of recoupment, counterclaims or claims may exist on or prior to the date hereof, the same are hereby expressly waived, released and discharged, and (g) after giving effect to this Amendment, Amendment No. 5 to Intercreditor Agreement and Amendment No. 2 to Reimbursement Agreement, no Default or Event of Default has occurred and is continuing as of the date hereof or after giving effect hereto.

SECTION 6. Costs and Expenses. The Company agrees to pay all reasonable and documented out-of-pocket costs and expenses incurred by the LC Provider and each Agent and their respective Affiliates in connection with the preparation, negotiation, execution, delivery and administration of this Amendment and the other instruments and documents to be delivered hereunder, including, without limitation, the reasonable and documented fees, charges and disbursements of counsel for LC Provider and each Agent with respect thereto and with respect to advising LC Provider and each Agent as to its rights and responsibilities hereunder and thereunder.

SECTION 7. Execution in Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by facsimile or other electronic imaging means), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. In proving this Amendment in any judicial proceedings, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom such enforcement is sought. Any signatures delivered by a party hereto by facsimile transmission or by e-mail transmission shall be deemed an original signature hereto.

SECTION 8. Governing Law. THIS AMENDMENT AND ANY DISPUTE, CLAIM OR CONTROVERSY ARISING OUT OF OR RELATING TO THIS AMENDMENT (WHETHER ARISING IN CONTRACT, TORT OR OTHERWISE) SHALL BE

GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW RULES THAT WOULD RESULT IN THE APPLICATION OF A DIFFERENT GOVERNING LAW.

SECTION 9. Entire Agreement; Section Heading; Severability. This Amendment is the entire agreement, and supersedes any prior agreements and contemporaneous oral agreements, of the parties concerning its subject matter. The Section headings used in this Amendment are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. The parties hereto shall endeavor in good-faith negotiations to replace any invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 10. Successors and Assigns. This Amendment shall be binding on and inure to the benefit of the parties and their respective heirs, beneficiaries, successors and permitted assigns.

SECTION 11. Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE REQUIREMENTS OF LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT, BREACH OF DUTY, COMMON LAW, STATUTE OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 11. EACH PARTY HERETO FURTHER REPRESENTS AND WARRANTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

SECTION 12. Reaffirmation; Other Agreements. Each Loan Party, as of the Amendment Effective Date, (i) acknowledges and agrees that that all of its obligations in respect of the Credit under the Credit Agreement remain outstanding under the Reimbursement Agreement, and that all of its Reimbursement Obligations under the Reimbursement Agreement and other Loan Documents to which it is a party are reaffirmed and remain in full force and effect on a continuous basis as and to the extent provided in the Loan Documents; (ii) reaffirms each Lien granted by it to the Collateral Agent for the benefit of the Secured Parties and reaffirms its guarantee as and to the extent provided in the Loan Documents; and (iii) acknowledges and agrees that the grants of security interests by and the guarantee of the Loan Parties, and all Security Documents are, and shall remain, in full force and effect after giving effect to this Amendment as and to the extent provided in the Loan Documents. Nothing in this Amendment shall be construed as a substitution or novation of the obligations in respect of the Credit outstanding under the Credit Agreement, the Reimbursement Agreement or any other Loan Document, and such obligations remain in full force and effect, except to any extent modified hereby.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized officers, all as of the day and year first written above.

COMPANY:

FREIGHTCAR AMERICA, INC.

By: ________________________________

Name: Michael Riordan

Title: Vice President, Finance, Chief Financial Officer and Treasurer

LC PROVIDER:

CO FINANCE LVS VI LLC

By:______________________________

Name: Christopher Neumeyer

Title: Authorized Person

SUBSIDIARY GUARANTORS:

FREIGHTCAR NORTH AMERICA, LLC

By: _______________________________

Name:

Title:

JAC OPERATIONS, INC.

By: _______________________________

Name:

Title:

FREIGHT CAR SERVICES, INC.

By: ______________________________

Name:

Title:

JAIX LEASING COMPANY

By: _______________________________

Name:

Title:

FREIGHTCAR SHORT LINE, INC.

By: _______________________________

Name:

Title:

JOHNSTOWN AMERICA, LLC

By: _______________________________

Name:

Title:

FREIGHTCAR ALABAMA, LLC

By: _______________________________

Name:

Title:

FREIGHTCAR RAIL SERVICES, LLC

By: _______________________________

Name:

Title:

FREIGHTCAR RAIL MANAGEMENT SERVICES, LLC

By: _______________________________

Name:

Title:

FCA-FASEMEX, LLC

By: _______________________________

Name:

Title:

FCA-FASEMEX, S. DE R.L., DE C.V.

By: _______________________________

Name:

Title:

FCA-FASEMEX ENTERPRISE, S. DE R.L., DE C.V.

By: ______________________________

Name:

Title:

DISBURSING AGENT:

U.S. BANK NATIONAL ASSOCIATION, solely in its capacity as Disbursing Agent and not in its individual capacity

By: ____________________________

Name:

Title:

COLLATERAL AGENT:

U.S. BANK NATIONAL ASSOCIATION, solely in its capacity as Collateral Agent and not in its individual capacity

By: ____________________________

Name:

Title:

Exhibit A

~~Execution Version~~

Exhibit A

GUARANTEE AND COLLATERAL AGREEMENT

among FREIGHTCAR AMERICA, INC.,

FREIGHTCAR NORTH AMERICA, LLC,

and

THE OTHER PARTIES HERETO, as Grantors

and

U.S. BANK NATIONAL ASSOCIATION,

as Collateral Agent

Dated as of November 24, 2020*

* As amended on May 22, 2023

 ~~MACROBUTTON DocID \\LA - 765212/000003 - 2071538 v11~~

TABLE OF CONTENTS

Page

~~1~~

 ~~MACROBUTTON DocID \\LA - 765212/000003 - 2071538 v11~~

~~Page~~

SECTION 1. DEFINED TERMS 2

1.1
~~1.1~~ Definitions 2
1.2
~~1.2~~ Other Definitional Provisions 9

SECTION 2. GUARANTEE 10

2.1
~~2.1~~ Guarantee of Secured Obligations 10
2.2
~~2.2~~ Limitation on Obligations Guaranteed 10
2.3
~~2.3~~ Nature of Guarantee; Continuing Guarantee; Waivers of Defenses Etc. 11
2.4
~~2.4~~ Rights of Reimbursement, Contribution and Subrogation 13
2.5
~~2.5~~ Payments 15
2.6
~~2.6~~ Subordination of Other Obligations 15
2.7
~~2.7~~ Financial Condition of ~~Borrower~~Company and other Guarantors 15
2.8
~~2.8~~ Bankruptcy, Etc. 15
2.9
~~2.9~~ Duration of Guarantee, Discharge of Guarantee Upon Sale of Guarantor 16
2.10
~~2.10~~ Reinstatement 16

SECTION 3. GRANT OF SECURITY INTEREST; CONTINUING LIABILITY

UNDER COLLATERAL 16

SECTION 4. REPRESENTATIONS AND WARRANTIES 19

4.1
~~4.1~~ Representations in ~~Credit~~Reimbursement Agreement 19
4.2
~~4.2~~ Title; No Other Liens 19
4.3
~~4.3~~ Valid, Perfected First Priority Liens 19
4.4
~~4.4~~ Name; Jurisdiction of Organization, Etc. 20
4.5
~~4.5~~ Inventory and Equipment 20
4.6
~~4.6~~ Special Collateral; Excluded Collateral 20
4.7
~~4.7~~ Investment Property 20
4.8
~~4.8~~ Receivables 22
4.9
~~4.9~~ Intellectual Property 22
4.10
~~4.10~~ Vehicles 24
4.11
~~4.11~~ Letter of Credit Rights 24
4.12
~~4.12~~ Commercial Tort Claims 24

SECTION 5. COVENANTS 24

5.1
~~5.1~~ Covenants in ~~Credit~~Reimbursement Agreement 24
5.2
~~5.2~~ Delivery and Control of Instruments, Chattel Paper, Negotiable

Documents, Investment Property and Deposit Accounts 24

5.3
~~5.3~~ Maintenance of Insurance 25
5.4
~~5.4~~ Maintenance of Perfected Security Interest; Further Documentation 25
5.5
~~5.5~~ Changes in Locations, Name, Jurisdiction of Incorporation, Etc. 26

Page

5.6
~~5.6~~ [Reserved]. 27

~~Page~~

5.7
~~5.7~~ Investment Property 27
5.8
~~5.8~~ Voting and Other Rights with Respect to Pledged Securities 28
5.9
~~5.9~~ Receivables 29
5.10
~~5.10~~ Intellectual Property 29
5.11
~~5.11~~ Vehicles 31
5.12
~~5.12~~ Government Receivables 32
5.13
~~5.13~~ Letter of Credit Rights~~. Within thirty (30) days after the date of obtaining any letter of credit rights in excess of $500,000, other than in respect of the letters of credit described on Schedule 10 hereto, each Grantor shall provide the Collateral Agent with an amended or supplemented Schedule 10 to reflect such additional letters of credit.~~ 32
5.14
~~5.14~~ Commercial Tort Claims 32

SECTION 6. REMEDIAL PROVISIONS 32

6.1
~~6.1~~ Certain Matters Relating to Receivables 32
6.2
~~6.2~~ Communications with Obligors 33
6.3
~~6.3~~ Proceeds to be Turned Over To Collateral Agent 33
6.4
~~6.4~~ Application of Proceeds 33
6.5
~~6.5~~ Code and Other Remedies 34
6.6
~~6.6~~ Effect of Securities Laws 36
6.7
~~6.7~~ Deficiency 37

SECTION 7. POWER OF ATTORNEY AND FURTHER ASSURANCES 37

7.1
~~7.1~~ Collateral Agent’s Appointment as Attorney-in-Fact, Etc~~.~~ 37
7.2
~~7.2~~ Authorization of Financing Statements 39
7.3
~~7.3~~ Further Assurances 39

SECTION 8. THE COLLATERAL AGENT 40

8.1
~~8.1~~ Authority of Collateral Agent 40
8.2
~~8.2~~ Duty of Collateral Agent 40
8.3
~~8.3~~ Exculpation of the Collateral Agent 41
8.4
~~8.4~~ Delegation of Duties. 42
8.5
~~8.5~~ No Individual Foreclosure, Etc 42

SECTION 9. MISCELLANEOUS 43

9.1
~~9.1~~ Amendments in Writing 43
9.2
~~9.2~~ Notices 43
9.3
~~9.3~~ No Waiver by Course of Conduct; Cumulative Remedies 43
9.4
~~9.4~~ Enforcement Expenses; Indemnification 43
9.5
~~9.5~~ Successors and Assigns 44
9.6
~~9.6~~ Set-Off 44
9.7
~~9.7~~ Counterparts; Electronic Signatures 45
9.8
~~9.8~~ Severability 46
9.9
~~9.9~~ Section Headings 46

~~Page~~

9.10
~~9.10~~ Integration/Conflict 46
9.11
~~9.11~~ GOVERNING LAW 46

Page

9.12
~~9.12~~ Submission to Jurisdiction; Waivers 47
9.13
~~9.13~~ Acknowledgments 48
9.14
~~9.14~~ Additional Grantors 48
9.15
~~9.15~~ Releases 49
9.16
~~9.16~~ WAIVER OF JURY TRIAL 49
9.17
~~9.17~~ Intercreditor Agreement~~. Notwithstanding anything to the contrary contained in this Agreement, (i) the Liens granted to the Collateral Agent pursuant to this Agreement are expressly subject and subordinate to the Liens securing the Revolving Obligations (as defined in the Intercreditor Agreement) as and only to the extent set forth in the Intercreditor Agreement and (ii) the exercise of any right or remedy by the Collateral Agent hereunder is subject to the limitations and provisions of the Intercreditor Agreement. Without limiting the generality of the foregoing, and notwithstanding anything herein to the contrary, with respect to any Collateral or assignment of claims forms, until the occurrence of the Payment in Full of the Revolving Obligations (as defined in the Intercreditor Agreement), to the extent set forth in the Intercreditor Agreement, any obligation of any Grantor under this Agreement with respect to the delivery or control of any Collateral, the notation of any lien on any certificate of title, bill of lading or other document, the giving of any notice to any bailee or other Person, the provision of voting rights, the obtaining of any consent of any Person or the provision of any assignment of claims form shall be subject and subordinate to the rights of the Revolving Lender (as defined in the Intercreditor Agreement) pursuant to the Revolving Loan Documents (as defined in the Intercreditor Agreement). To the extent that compliance by any Grantor with any actions specified in the immediately preceding sentence would (x) conflict with the exercise of or direction by the Revolving Lender of comparable rights, (y) require delivery of Collateral or provision of assignment of claims forms which can only be delivered to one Person or (z) be, under Requirements of Law, prohibited or unable to be completed, then the applicable Grantor shall not have to take any such actions so long as the applicable Grantor is, with respect to clause (x), complying with the exercise of, or direction by, the Revolving Lender, with respect to clause (y), has delivered such Collateral or assignment of claims forms to the Revolving Lender or any of its agents, and, with respect to clause (z), only so long as Requirements of Law would prevent such compliance. Any reference herein to the Lien of the Collateral Agent being “first priority” or words of similar effect shall mean that such Lien is a first priority Lien, subject only to the prior Lien securing the Revolving Obligations to the extent set forth in the Intercreditor Agreement and any other Permitted Prior Liens. In the event of any conflict between the terms of the Intercreditor Agreement and this Agreement, the terms of the Intercreditor Agreement shall govern and control.~~ 50

~~Page~~

Page

~~Page~~

SCHEDULES:

Schedule 1 Notice Addresses of Guarantors 1-1

Schedule 2 Description of Pledged Investment Property 2-1

Schedule 3 Filings and Other Actions Required to Perfect Security Interests 3-1

Schedule 4 Exact Legal Name, Location of Jurisdiction of Organization and

Chief Executive Office 4-1

Schedule 5 Location of Inventory and Equipment 5-1

Schedule 6 Material Excluded Assets 6-1

Schedule 7 Government Receivables 7-1

Schedule 8 Copyrights; Patents; Trademarks; Intellectual Property Licenses;

Other Intellectual Property 8-1

Schedule 9 Vehicles 9-1

Schedule 10 Letter of Credit Rights 10-1

Schedule 11 Commercial Tort Claims 11-1

EXHIBITS:

Exhibit A [RESERVED] A-1

Exhibit B Form of Uncertificated Securities Control Agreement .....................................B-1 Exhibit C-1 Form of Copyright Security Agreement ...........................................................C-1

Exhibit C-2 Form of Patent Security Agreement .................................................................C-2

Exhibit C-3 Form of Trademark Security Agreement ..........................................................C-3 ANNEXES:

Annex 1 Assumption Agreement ANNEX 1-1

GUARANTEE AND COLLATERAL AGREEMENT

GUARANTEE AND COLLATERAL AGREEMENT, dated as of November 24, 2020, and amended on May 22, 2023 (this “Agreement”), is entered into among (i) FREIGHTCAR AMERICA, INC., a Delaware corporation (“~~Holdings~~Company”), FREIGHTCAR NORTH AMERICA, LLC, a Delaware limited liability company (the “Borrower”), (ii) each other Person signatory hereto as a Grantor (Borrower, ~~Holdings~~Company, and such other Persons, together with any other Person that becomes a Grantor party hereto as provided herein, each a “Grantor”, and collectively, the “Grantors”), and (iii) U.S. BANK NATIONAL ASSOCIATION, as collateral agent (in such capacity and together with its successors and assigns in such capacity, the “Collateral Agent”) for (~~i~~A) itself, (~~ii~~B) U.S. Bank National Association, as disbursing agent (in such capacity and together with its successors and assigns in such capacity, the “Disbursing Agent”), (~~iii~~C) ~~the~~CO FINANCE LVS VI LLC (the “LC Provider”) and the other financial institutions or entities (collectively, the “Lenders”) from time to time parties to that certain Credit Agreement, dated as of October 13, 2020 (as amended, restated, amended and restated, supplemented or otherwise modified or replaced from time to time, the “Credit Agreement”), among the Borrower, ~~Holdings~~Company, LC Provider, the Lenders, the Disbursing Agent and the Collateral Agent, and (iv) the other Secured Parties (as hereinafter defined).

W I T N E S S E T H:

~~WHEREAS, pursuant to the Credit Agreement, the Lenders have severally agreed to make extensions of credit to the Borrower upon the terms and subject to the conditions set forth therein;~~

WHEREAS, Company has previously requested, and LC Provider has obtained, a standby letter of credit (the “Credit”) for the account of the Company and for the benefit of Siena Lending Group LLC (the “Beneficiary”);

WHEREAS, Company agreed, pursuant to that certain Reimbursement Agreement dated as of July 30, 2021 (the “Original Reimbursement Agreement” as amended and restated on December 30, 2021, the “Amended and Restated Reimbursement Agreement”, and as further amended by Amendment No. 1 to Amended and Restated Reimbursement Agreement dated as of March 23, 2023, and Amendment No. 2 to Amended and Restated Reimbursement Agreement dated as of May 22, 2023, the “Reimbursement Agreement”) to reimburse Disbursing Agent, for the account of LC Provider, in the event of any drawings under the Credit by the Beneficiary, and the obligations of Company under the Reimbursement Agreement in respect of the Credit are Obligations under the Credit Agreement;

WHEREAS, on March 23, 2023, the Company and certain funds affiliated with the LC Provider entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) pursuant to which the purchasers thereunder agreed to purchase newly-issued preferred securities of the Company, the proceeds of which will be used to pay in full in cash all of the outstanding Obligations under the Credit Agreement other than the Reimbursement Obligations in respect of the Credit (the “Conversion Transaction”);

WHEREAS, in connection with the Conversion Transaction, the parties intend to terminate the Credit Agreement and amend the Reimbursement Agreement to reflect the company’s continuing obligations to LC Provider in respect of the Credit, which obligations shall continue to be secured by the Collateral; and

WHEREAS, the ~~Borrower~~Company is a member of an affiliated group of companies that includes each other Grantor;

WHEREAS, the ~~proceeds of the extensions of credit under the~~ Credit ~~Agreement~~has been and will be used in part to enable the Borrower to obtain extensions of credit under the Revolving Loan Agreement and to make valuable transfers to one or more of the other Grantors in connection with the operation of their respective businesses;

WHEREAS, the ~~Borrower~~Company and the other Grantors are engaged in related businesses, and each Grantor ~~will derive~~has derived substantial direct and indirect benefit from the ~~making of the extensions of credit under the~~ Credit ~~Agreement~~; and

WHEREAS, ~~it is a condition precedent~~ to effectuate the ~~obligation of~~foregoing, the ~~Lenders to make their respective extensions of credit to the Borrower under the Credit Agreement that the Grantors shall have executed and delivered~~parties desire to amend this Agreement to reflect the continuing security interest of the Collateral Agent

~~7~~

 ~~MACROBUTTON DocID \\LA - 765212/000003 - 2071538 v11~~

~~for~~in the ~~benefit of the Secured Parties~~Collateral to secure the Company’s Reimbursement Obligations.

NOW, THEREFORE, in consideration of the premises and to induce the Collateral Agent, the Disbursing Agent and the ~~Lenders~~LC Provider to enter into the ~~Credit~~Reimbursement Agreement and to induce the ~~Lenders~~LC Provider to continue to make ~~their respective extensions of credit~~the Credit available to the ~~Borrower thereunder~~Company and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each Grantor hereby agrees with the Collateral Agent, for the benefit of the Secured Parties, as follows:

~~Section 1.~~ SECTION 1. DEFINED TERMS

1.1
Definitions. (a) Unless otherwise defined herein, terms defined in the ~~Credit~~Reimbursement Agreement and used herein shall have the meanings given to them in the ~~Credit~~Reimbursement Agreement, and the following terms which are defined in the UCC are used herein as so defined (and if defined in more than one article of the UCC shall have the meaning specified in Article 9 thereof): Accounts, Account Debtor, As-Extracted Collateral, Authenticate, Certificated Security, Chattel Paper, Commodity Account, Commodity Contract, Commodity Intermediary, Documents, Electronic Chattel Paper, Entitlement Order, Equipment, Farm Products, Financial Asset, Fixtures, Goods, Health-Care-Insurance Receivable, Instruments, Inventory, Letter of Credit Rights, Manufactured Homes, Money, Payment Intangibles, Securities Account, Securities Intermediary, Security, Security Entitlement, Supporting Obligations, Tangible Chattel Paper and Uncertificated Security.

~~(b)~~ (b) The following terms shall have the following meanings:

“After-Acquired Intellectual Property” shall have the meaning set forth in Section 5.10(c).

“Agreement” shall mean this Guarantee and Collateral Agreement, as the same may be amended, restated, supplemented or otherwise modified from time to time.

“Amendment Effective Date” means May 22, 2023.

“Bankruptcy Proceeding” shall mean (a) any case, action or proceeding before any court or Governmental Authority relating to bankruptcy, reorganization, insolvency, liquidation, receivership, dissolution, winding-up or relief of debtors, or (b) any general assignment for the benefit of creditors, composition, marshalling of assets for creditors, or other similar arrangement in respect of a Person’s creditors generally or any substantial portion of its creditors undertaken under any Debtor Relief Law.

“Collateral” shall have the meaning set forth in Section 3.

“Collateral Account” shall mean any collateral account established by the Collateral Agent as provided in Section 6.1 or 6.3.

~~“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.~~

“Copyright Licenses” shall mean all agreements, licenses and covenants providing for the grant to or from a Grantor of any right in or to any Copyright or otherwise providing for a covenant not to sue for infringement or other violation of any Copyright (including, without limitation, those listed on Schedule 8).

“Copyrights” shall mean, with respect to any Grantor, all of such Grantor’s right, title and interest in and to all works of authorship and all intellectual property rights therein, all United States and foreign copyrights (whether or not the underlying works of authorship have been published), including but not limited to copyrights in software and databases, all designs (including but not limited to all industrial designs, “Protected Designs” within the meaning of 17 U.S.C. 1301 et. Seq. and Community designs), and all “Mask

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Works” (as defined in 17 U.S.C. 901 of the U.S. Copyright Act), whether registered or unregistered, and with respect to any and all of the foregoing: (i) all registrations and applications for registration thereof including, without limitation, the registrations and applications listed on Schedule 8, (ii) all extensions, renewals, and restorations thereof, (iii) all rights to sue or otherwise recover for any past, present and future infringement or other violation thereof, (iv) all Proceeds of the foregoing, including, without limitation, license fees, royalties, income, payments, claims, damages and proceeds of suit now or hereafter due and/or payable with respect thereto, and (v) all other rights of any kind accruing thereunder or pertaining thereto throughout the world.

“Credit Agreement” shall have the meaning set forth in the preamble hereto. “Deposit Account” shall mean all “deposit accounts” as defined in Article 9 of the

UCC and all other accounts maintained with any financial institution (other than Securities Accounts or Commodity Accounts), and shall include, without limitation, all of the accounts listed on Schedule 2 hereto under the heading “Deposit Accounts” together, in each case, with all funds held therein and all certificates or instruments representing any of the foregoing.

“Discharge of the Secured Obligations” shall mean and shall have occurred when

(i) all Secured Obligations shall have been paid in full in cash and all other obligations under the Loan Documents shall have been performed (other than (a) those expressly stated to survive termination and (b) contingent obligations as to which no claim has been asserted) and (ii) all Commitments shall have terminated or expired.

“Equity Interests” (i) shall mean, with respect to any Person, any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents, including membership interests (however designated, whether voting or non-voting), of the equity of such Person, including, if such Person is a partnership, partnership interests (whether general or limited), if such Person is a limited liability company, membership interests, and any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of property of, such Person, whether outstanding on the date hereof or issued on or after the date hereof and (ii) shall include, without limitation, all Pledged Stock, Pledged Partnership Interests and Pledged LLC Interests.

“Excluded Account” shall mean (a) a Deposit Account exclusively used for trust, payroll, payroll taxes and other employee wage and benefit payments to or for the benefit of any Loan Party’s employees, (b) a Deposit Account used solely as a zero balance account, (c) escrow, trust, fiduciary or similar Deposit Account exclusively holding funds or property for the benefit of third parties, and (d) any Deposit Account that, as of any applicable date of determination, has not had a balance at any time in the preceding thirty

(30) days in excess of $100,000.

“Foreign Security Documents” shall mean the collective reference to the security agreements, debentures, pledge agreements, charges and other similar documents and agreements pursuant to which any Grantor purports to pledge or grant a security interest in any property or assets located outside of the United States (including any Pledged Equity Interests of any Issuer organized under a jurisdiction other than the United States or any state or locality thereof securing the Secured Obligations).

“General Intangibles” shall mean all “general intangibles” as such term is defined in Section 9-102(a)(42) of the UCC and, in any event, shall include, without limitation, with respect to any Grantor, all rights of such Grantor to receive any tax refunds, all Swap Contracts, contracts, agreements, instruments and indentures and all licenses, permits, concessions, franchises and authorizations issued by Governmental Authorities in any form, and portions thereof, to which such Grantor is a party or under which such Grantor has any right, title or interest or to which such Grantor or any property of such Grantor is subject, as the same may from time to time be amended, supplemented, replaced or otherwise modified, including, without limitation, (i) all rights of such Grantor to receive moneys due and to become due to it thereunder or in connection therewith, (ii) all rights of such Grantor to receive proceeds of any insurance, indemnity, warranty or guaranty with respect thereto, (iii) all rights of such Grantor to damages arising thereunder, and (iv) all rights of such Grantor to terminate and to perform, compel performance and to exercise all remedies thereunder.

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“Guarantors” shall mean the collective reference to each Grantor and, for the avoidance of doubt, shall include the ~~Borrower~~Company.

“Insurance” shall mean (i) all insurance policies covering any or all of the Collateral (regardless of whether the Collateral Agent is the loss payee thereof) and (ii) any key man life insurance policies.

“Intellectual Property” shall mean, with respect to any Grantor, the collective reference to all rights, priorities and privileges relating to intellectual property, whether arising under United States, multinational or foreign laws or otherwise, including, without limitation, Copyrights, Copyright Licenses, Patents, Patent Licenses, Trademarks, Trademark Licenses, Trade Secrets and Trade Secret Licenses, and all rights to sue or otherwise recover for any past, present and future infringement, dilution, misappropriation, or other violation or impairment thereof, including the right to receive all Proceeds therefrom, including without limitation license fees, royalties, income payments, claims, damages and proceeds of suit, now or hereafter due and/or payable with respect thereto.

“Intellectual Property Security Agreements” shall mean, collectively, the Copyright Security Agreement substantially the form of Exhibit C-1, the Patent Security Agreement substantially in the form of Exhibit C-2, and the Trademark Security Agreement substantially in the form of Exhibit C-3.

“Intercompany Note” shall mean any promissory note evidencing loans made by any Grantor to the Company, the Borrower or any of ~~its~~their Subsidiaries, including, without limitation, the Subordinated Intercompany Note.

“Investment Property” shall mean the collective reference to (i) all “investment property” as such term is defined in Section 9-102(a)(49) of the UCC including, without limitation, all Certificated Securities and Uncertificated Securities, all Security Entitlements, all Securities Accounts, all Commodity Contracts and all Commodity Accounts (other than any Excluded Assets), (ii) all security entitlements, in the case of any United States Treasury book-entry securities, as defined in 31 C.F.R. section 357.2, or, in the case of any United States federal agency book-entry securities, as defined in the corresponding United States federal regulations governing such book-entry securities, and (iii) whether or not constituting “investment property” as so defined, all Pledged Notes, all Pledged Equity Interests, all Pledged Security Entitlements and all Pledged Commodity Contracts.

“Issuers” shall mean the collective reference to each issuer of Pledged Equity Interests.

“Material Intellectual Property” shall mean any Intellectual Property included in the Collateral that is material to the business of any Grantor or is otherwise of material value.

“Mexican Grantors” means FCA-Fasemex, S. de R.L. de C.V., FCA-Fasemex Enterprise, S. de R.L. de C.V. and any other Grantor incorporated under the laws of the United Mexican States.

“Mexican Security Documents” means (i) the Equity Quota Pledge Agreement (Contrato de Prenda sobre Partes Sociales) executed by and between FreightCar North America, LLC and FCA-Fasemex, LLC, as pledgors, the Collateral Agent, as pledgee and the Mexican Grantors as issuers with respect to the equity quotas (partes sociales) representing all of the equity of the Mexican Grantors and (ii) the Non-Possessory Pledge Agreement (Contrato de Prenda sin Transmisión de Posesión) executed by the Mexican Grantors, as pledgors, and the Collateral Agent, as pledgee, with respect to all current and future personal property of the Mexican Grantors.

“Obligations” shall mean all “Reimbursement Obligations” (as defined in the ~~Credit~~Reimbursement Agreement) including, without limitation, those arising under Section 2.

“Obligee Guarantor” shall have the meaning set forth in Section 2.6.

“Patent Licenses” shall mean all agreements, licenses and covenants providing for the grant to or from a Grantor of any right in or to any Patent or otherwise providing for a covenant not to sue for

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infringement or other violation of any Patent (including, without limitation, those listed on Schedule 8).

“Patents” shall mean, with respect to any Grantor, all of such Grantor’s right, title and interest in and to all patentable inventions and designs, all United States, foreign, and multinational patents, certificates of invention, and similar industrial property rights, and applications for any of the foregoing, including, without limitation, (i) each patent and patent application listed on Schedule 8, (ii) all reissues, substitutes, divisions, continuations, continuations-in-part, extensions, renewals, and reexaminations thereof, (iii) all inventions and improvements described and claimed therein, (iv) all rights to sue or otherwise recover for any past, present and future infringement or other violation thereof, (v) all Proceeds of the foregoing, including, without limitation, license fees, royalties, income, payments, claims, damages, proceeds of suit and other payments now or hereafter due and/or payable with respect thereto, and (vi) all other rights accruing thereunder or pertaining thereto throughout the world.

“Pledged Commodity Contracts” shall mean all Commodity Contracts listed on Schedule 2 and all other Commodity Contracts to which any Grantor is party from time to time.

“Pledged Debt Securities” shall mean all debt securities now owned or hereafter acquired by any Grantor, including, without limitation, the debt securities listed on Schedule 2, together with any other certificates, options, rights or security entitlements of any nature whatsoever in respect of the debt securities of any Person that may be issued or granted to, or held by, any Grantor while this Agreement is in effect.

“Pledged Equity Interests” shall mean all Equity Interests, and shall include Pledged LLC Interests, Pledged Partnership Interests and Pledged Stock; provided, however, that in no event shall “Pledged Equity Interests” include any Excluded Assets.

“Pledged LLC Interests” shall mean all membership interests and other interests now owned or hereafter acquired by any Grantor in any limited liability company including, without limitation, all limited liability company interests listed on Schedule 2 hereto under the heading “Pledged LLC Interests” and the certificates, if any, representing such limited liability company interests and any interest of such Grantor on the books and records of such limited liability company and any securities entitlements relating thereto and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such limited liability company interests and any other warrant, right or option or other agreement to acquire any of the foregoing, all management rights, all voting rights, any interest in any capital account of a member in such limited liability company, all rights as and to become a member of the limited liability company, all rights of the Grantor under any shareholder or voting trust agreement or similar agreement in respect of such limited liability company, all of the Grantor’s right, title and interest as a member to any and all assets or properties of such limited liability company, and all other rights, powers, privileges, interests, claims and other property in any manner arising out of or relating to any of the foregoing; provided, however, that Pledged LLC Interests shall not include any Excluded Assets.

“Pledged Notes” shall mean all promissory notes now owned or hereafter acquired by any Grantor including, without limitation, those listed on Schedule 2 and all the Intercompany Notes.

“Pledged Partnership Interests” shall mean all partnership interests and other interests now owned or hereafter acquired by any Grantor in any general partnership, limited partnership, limited liability partnership or other partnership including, without limitation, all partnership interests listed on Schedule 2 hereto under the heading “Pledged Partnership Interests” and the certificates, if any, representing such partnership interests, and any interest of such Grantor on the books and records of such partnership and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such partnership interests and any other warrant, right or option to acquire any of the foregoing, all management rights, all voting rights, any interest in any capital account of a partner in such partnership, all rights as and to become a partner of such partnership, all of the Grantor’s rights, title and interest as a partner to any and all assets or properties of such partnership, and all other rights, powers, privileges, interests, claims and other property in any manner arising out of or relating to any of the foregoing; provided, however, that Pledged Partnership Interests shall not include any Excluded Assets.

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“Pledged Securities” shall mean the collective reference to the Pledged Debt Securities, the Pledged Notes and the Pledged Equity Interests regardless of whether constituting Securities under the UCC.

“Pledged Security Entitlements” shall mean all security entitlements with respect to the financial assets listed on Schedule 2 and all other security entitlements of any Grantor.

“Pledged Stock” shall mean all shares of capital stock now owned or hereafter acquired by such Grantor, including, without limitation, all shares of capital stock described on Schedule 2 hereto under the heading “Pledged Stock”, and the certificates, if any, representing such shares and any interest of such Grantor in the entries on the books of the issuer of such shares and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares and any other warrant, right or option to acquire any of the foregoing; provided, however, that Pledged Stock shall not include any Excluded Assets.

“Preferred Documents” means the Securities Purchase Agreement and all other documents, certificates, instruments or agreements executed and delivered by or on behalf of a Loan Party in connection therewith.

“Proceeds” shall mean all “proceeds” as such term is defined in Section 9~~-102~~- 102(a)(64) of the UCC and, in any event, shall include, without limitation, all dividends or other income from the Pledged Securities, collections thereon and distributions or payments with respect thereto.

“Receivable” shall mean all Accounts and any other right to payment for goods or other property sold, leased, licensed or otherwise disposed of or for services rendered, whether or not such right is evidenced by an Instrument or Chattel Paper or classified as a Payment Intangible and whether or not it has been earned by performance. References herein to Receivables shall include any Supporting Obligation or collateral securing such Receivable.

“Reimbursement Obligations” shall have the meaning set forth in the Reimbursement Agreement.

“Secured Obligations” shall mean (i) the Obligations, (ii) each guarantee of the Obligations and (iii) whether or not constituting Obligations, ~~the~~any unpaid ~~principal of~~draw on the Credit and interest ~~on~~thereon (including, without limitation, interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding relating to the ~~Borrower~~Company or any other Grantor, whether or not a claim for post- filing or post-petition interest is allowed in such proceeding) and all other obligations and liabilities of the ~~Borrower~~Company or any other Grantor to any Agent or ~~any Lender~~LC Provider which may arise under or in connection with any Loan Document.

“Secured Parties” shall mean collectively, the Collateral Agent, the Disbursing Agent, the ~~Lenders~~LC Provider, each Indemnitee pursuant to Section ~~9.05~~4(~~b~~a) of the ~~Credit~~Reimbursement Agreement and each co-agent or sub-agent appointed by the Collateral Agent or the Disbursing Agent, as applicable, from time to time pursuant to the ~~Credit~~Reimbursement Agreement.

“Securities Act” shall mean the Securities Act of 1933, as amended.

“Trademark Licenses” shall mean all agreements, licenses and covenants providing for the grant to or from a Grantor of any right in or to any Trademark or otherwise providing for a covenant not to sue for infringement, dilution, or other violation of any Trademark or permitting co-existence with respect to a Trademark (including, without limitation, those listed on Schedule 8).

“Trademarks” shall mean, with respect to any Grantor, all of such Grantor’s right, title and interest in and to all domestic, foreign and multinational trademarks, service marks, trade names, corporate names, company names, business names, fictitious business names, trade dress, trade styles, logos, Internet domain names, other indicia of origin or source identification, and general intangibles of a like nature, whether registered or unregistered, and, with respect to any and all of the foregoing, (i) all registrations and applications

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for registration thereof including, without limitation, the registrations and applications listed on Schedule 8, (ii) all extensions and renewals thereof, (iii) all of the goodwill of the business connected with the use of and symbolized by any of the foregoing, (iv) all rights to sue or otherwise recover for any past, present and future infringement, dilution, or other violation thereof, (v) all Proceeds of the foregoing, including, without limitation, license fees, royalties, income, payments, claims, damages, proceeds of suit and other payments now or hereafter due and/or payable with respect thereto, and (vi) all other rights of any kind accruing thereunder or pertaining thereto throughout the world.

“Trade Secret Licenses” shall mean all agreements, licenses and covenants providing for the grant to or from a Grantor of any right in or to any Trade Secret or otherwise providing for a covenant not to sue for misappropriation or other violation of a Trade Secret.

“Trade Secrets” shall mean, with respect to any Grantor, all of such Grantor’s right, title and interest in and to (i) all trade secrets and all confidential and proprietary information, including know-how, manufacturing and production processes and techniques, inventions, research and development information, technical data, financial, marketing and business data, pricing and cost information, business and marketing plans, and customer and supplier lists and information, and with respect to any and all of the foregoing (i) all rights to sue or otherwise recover for any past, present and future misappropriation or other violation thereof, (ii) all Proceeds of the foregoing, including, without limitation, license fees, royalties, income, payments, claims, damages, proceeds of suit and other payments now or hereafter due and/or payable with respect thereto, and (iii) all other rights of any kind accruing thereunder or pertaining thereto throughout the world.

“UCC” shall mean the Uniform Commercial Code as in effect from time to time in the State of New York; provided, however, that in the event that, by reason of mandatory provisions of law, any or all of the perfection or priority of, or remedies with respect to, any Collateral is governed by the Uniform Commercial Code as enacted and in effect in a jurisdiction other than the State of New York, the term “UCC” shall mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for purposes of the provisions hereof relating to such perfection, priority or remedies.

“~~Uniform Electronic Transactions Act~~UETA” shall have the meaning set forth in Section 4.3.

“Vehicles” shall mean all cars, trucks, trailers, construction and earth moving equipment and other Equipment of any nature covered by a certificate of title law of any jurisdiction and includes, without limitation, the vehicles (limited, in the case of rail cars, to rail cars owned by any Grantor that are leased, or intended to be leased, to third parties) listed on Schedule 9, and all tires and other appurtenances to any of the foregoing.

“Voidable Transfer” shall have the meaning set forth in Section 2.10.

1.2
Other Definitional Provisions. (a) The words “hereof”, “herein”, “hereto” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, Schedule, Exhibit and Annex references, are to this Agreement unless otherwise specified. References to any Schedule, Exhibit or Annex shall mean such Schedule, Exhibit or Annex as amended or supplemented from time to time in accordance with this Agreement.

(b)
The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

(c)
Where the context requires, terms relating to the Collateral or any part thereof, when used in relation to a Grantor, shall refer to such Grantor’s Collateral or the relevant part thereof.

(d)
The expressions “payment in full,” “paid in full” and any other similar terms or phrases when used herein shall mean payment in cash in immediately available funds.

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(e)
The use herein of the word “include” or “including”, when following any general statement, term or matter, shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not non-limiting language (such as “without limitation” or “but not limited to” or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that fall within the broadest possible scope of such general statement, term or matter.

(f)
All references herein to provisions of the UCC shall include all successor provisions under any subsequent version or amendment to any Article of the UCC.

~~Section 2.~~ SECTION 2. GUARANTEE

2.1
Guarantee of Secured Obligations. Each of the Guarantors hereby, jointly and severally, absolutely, unconditionally and irrevocably, guarantees, as primary obligor and not merely as surety, to the Collateral Agent, for the benefit of the Secured Parties and their respective successors, indorsees, transferees and assigns, the prompt and complete payment and performance by each other Guarantor, including the ~~Borrower~~Company, when due (whether at the stated maturity, by acceleration or otherwise) of the Secured Obligations. Each Guarantor shall be liable under its guarantee set forth in this Section 2.1, without any limitation as to amount, for all present and future Secured Obligations, including specifically all future increases in the outstanding amount of the Loans or other Secured Obligations and other future increases in the Secured Obligations, whether or not any such increase is committed, contemplated or provided for by the Loan Documents on the date hereof. Without limiting the generality of the foregoing, each Guarantor’s liability shall extend to all Secured Obligations (including, without limitation, interest, fees, costs, indemnities, and expenses) that would be owed by any other obligor on the Secured Obligations but for the fact that they are unenforceable or not allowable due to the existence of a Bankruptcy Proceeding involving such other obligor because it is the intention of the Guarantors and Secured Parties that the Secured Obligations which are guaranteed by the Guarantors pursuant hereto should be determined without regard to any rule of law or order which may relieve the ~~Borrower~~Company or any other Guarantor of any portion of such Secured Obligations.

2.2
Limitation on Obligations Guaranteed. (a) Notwithstanding any other provision hereof, the right of recovery against each Guarantor under Section 2 hereof shall not exceed $1.00 less than the lowest amount which would render such Guarantor’s obligations under Section 2 hereof void or voidable under applicable law, including, without limitation, the Uniform Fraudulent Conveyance Act, Uniform Fraudulent Transfer Act, Uniform Voidable Transactions Act or any similar foreign, federal or state law to the extent applicable to the guarantee set forth herein and the obligations of each Guarantor hereunder. To effectuate the foregoing, the Collateral Agent and the Guarantors hereby irrevocably agree that the Secured Obligations of each Guarantor in respect of the guarantee set forth in Section 2 hereof at any time shall be limited to the maximum amount as will result in the Secured Obligations of such Guarantor not constituting a fraudulent transfer, conveyance or a voidable obligation after giving full effect to the liability under such guarantee set forth in Section 2 hereof and its related contribution rights but before taking into account any liabilities under any other guarantee by such Guarantor. For purposes of the foregoing, all guarantees of such Guarantor other than the guarantee under Section 2 hereof will be deemed to be enforceable and payable after the guarantee under Section 2 hereof. To the

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fullest extent permitted by applicable law, this Section 2.2(a) shall be for the benefit solely of creditors and representatives of creditors of each Guarantor and not for the benefit of such Guarantor or the holders of any Equity Interest in such Guarantor.

(b) Each Guarantor agrees that Secured Obligations may at any time and from time to time be incurred or permitted in an amount exceeding the maximum liability of such Guarantor under Section 2.2(a) without impairing the guarantee contained in this Section 2 or affecting the rights and remedies of any Secured Party hereunder.

2.3
Nature of Guarantee; Continuing Guarantee; Waivers of Defenses Etc.

 ~~(a)~~

(a)
Each Guarantor understands and agrees that the guarantee contained in this Section 2 shall be construed as a continuing guarantee of payment and performance and not merely of collectability. Each Guarantor waives diligence, presentment, protest, marshaling, demand for payment, notice of dishonor, notice of default and notice of nonpayment to or upon the ~~Borrower~~Company or any of the other Guarantors with respect to the Secured Obligations. Without limiting the generality of the foregoing, this guarantee and the obligations of each Guarantor hereunder shall be valid and enforceable and shall not be subject to any reduction, limitation, impairment, set-off, defense, counterclaim, discharge or termination for any reason (other than a Discharge of the Secured Obligations).

(b)
 ~~(b)~~ Each Guarantor agrees that the Secured Obligations of each Guarantor hereunder are independent of the Secured Obligations of each other Guarantor and of any other guarantee of the Secured Obligations and when making any demand hereunder or otherwise pursuing its rights and remedies hereunder against any Guarantor, any Secured Party may, but shall be under no obligation to, make a similar demand on or otherwise pursue such rights and remedies as it may have against the ~~Borrower~~Company, any other Guarantor or any other Person or against any collateral security or other guarantee for the Secured Obligations or any right of offset with respect thereto, and any failure by any Secured Party to make any such demand, to pursue such other rights or remedies or to collect any payments from the ~~Borrower~~Company, any other Guarantor or any other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the ~~Borrower~~Company, any other Guarantor or any other Person or any such collateral security, guarantee or right of offset, shall not relieve any Guarantor of any obligation or liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of any Secured Party against any Guarantor. For the purposes hereof “demand” shall include the commencement and continuance of any legal proceedings.

(c)
 ~~(c)~~ No payment made by the ~~Borrower~~Company, any of the other Guarantors, any other guarantor or any other Person or received or collected by any Secured Party from the ~~Borrower~~Company, any of the other Guarantors, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Secured Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder which shall, notwithstanding any such payment, remain liable for the Secured Obligations until the Discharge of the Secured Obligations.

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(d)
 ~~(d)~~ Without limiting the generality of the foregoing, each Guarantor agrees that its obligations under and in respect of the guarantee contained in this Section 2 and any security interest securing the Secured Obligations shall not be affected by, and shall remain in full force and effect without regard to, and hereby waives all rights, claims or defenses that it might otherwise have (now or in the future) with respect to each of the following (whether or not such Guarantor has knowledge thereof):

(i)
~~(i)~~ the validity or enforceability of the ~~Credit~~Reimbursement Agreement or any other Loan Document, any of the Secured Obligations or any guarantee or right of offset with respect thereto at any time or from time to time held by any Secured Party;

(ii)
~~(ii)~~ any renewal, extension or acceleration of, or any increase in the amount of the Secured Obligations, or any amendment, supplement, modification or waiver of, or any consent to departure from, the Loan Documents;

(iii)
~~(iii)~~ any failure or omission to assert or enforce or agreement or election not to assert or enforce, delay in enforcement, or the stay or enjoining, by order of court, by operation of law or otherwise, of the exercise or enforcement of, any claim or demand or any right, power or remedy (whether arising under any Loan Document, at law, in equity or otherwise) with respect to the Secured Obligations or any agreement relating thereto, or with respect to any other guaranty of or security for the payment of the Secured Obligations;

(iv)
~~(iv)~~ any change, reorganization or termination of the corporate structure or existence of the ~~Borrower~~Company or any other Guarantor or any of their Subsidiaries and any corresponding restructuring of the Secured Obligations;

(v)
~~(v)~~ any settlement, compromise, release, or discharge of, or acceptance or refusal of any offer of payment or performance with respect to, or any substitution for, the Secured Obligations, or any subordination of the Secured Obligations to any other obligations;

(vi)
~~(vi)~~ the validity, perfection, non-perfection or lapse in perfection, priority or avoidance of any security interest or lien, the release of any or all collateral securing, or purporting to secure, the Secured Obligations or any other impairment of such collateral;

(vii)
~~(vii)~~ any exercise of remedies with respect to any security for the Secured Obligations (including, without limitation, any collateral, including the Collateral, securing or purporting to secure any of the Secured Obligations) at such time and in such order and in such manner as the ~~Required Lenders~~LC Provider may decide and whether or not every aspect thereof is commercially reasonable and whether or not such action constitutes an election of remedies and even if such action operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy that any Guarantor would otherwise have, and without limiting the generality of the foregoing or any other provisions hereof, each Guarantor hereby expressly waives any and all benefits which might otherwise be available to such Guarantor under applicable law, including without limitation, California Civil Code Sections 2809, 2810, 2819, 2939, 2845, 2848, 2849,

2850, 2855, 2899 and 3433; and

(viii)
~~(viii)~~ any other circumstance whatsoever which may or might in any manner or to any extent vary the risk of any Guarantor as an obligor in respect of the Secured Obligations or which

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constitutes, or might be construed to constitute, an equitable or legal discharge of the ~~Borrower~~Company or any other Guarantor for the Secured Obligations, or of such Guarantor under the guarantee contained in this Section 2 or of any security interest granted by any Guarantor, whether in a Bankruptcy Proceeding or in any other instance.

(e)
~~(e)~~ In addition each Guarantor further waives any and all other defenses, set~~‑~~-offs or counterclaims (other than a defense of payment or performance in full hereunder) which may at any time be available to or be asserted by it, the ~~Borrower~~Company, or any other Guarantor or Person against any Secured Party, including, without limitation, failure of consideration, breach of warranty, statute of frauds, statute of limitations, accord and satisfaction and usury.

(f)
~~(f)~~ Without limiting the foregoing, each Mexican Grantor further waives presentment, demand for payment or any other notice requirement of any kind, as well as the requirement that the Collateral Agent (or ~~any of~~ the ~~Lenders~~LC Provider) exhaust any right, power, recourse, proceeding or privilege against any Guarantor ~~or any Borrower~~ under this Agreement or under the ~~Credit~~Reimbursement Agreement, or under any other document deriving therefrom or to which such Guarantor ~~or Borrower~~ is a party or that the assets of ~~any Borrower~~the Company first be used as payment of Secured Obligations and each Mexican Grantor expressly waives the benefits of orden, excusión, division, novación, and modificación contemplated under Articles 2813, 2814, 2815, 2816, 2817, 2818, 2819, 2820, 2821, 2822, 2823, 2824, 2826, 2827, 2839, 2840, 2842, 2844, 2845, and other applicable provisions of the Federal Civil Code of Mexico (Código Civil Federal) and similar articles in the Civil Codes of the States of Mexico, which are not reproduced herein since the Mexican Grantors hereby expressly acknowledge that they know the contents of each such legal provisions. In the event an extension of time, stay or grace period is granted, or under a waiver of compliance of any obligations under this Agreement or under the ~~Credit~~Reimbursement Agreement, or any other ancillary document thereof for any reason, the obligations of the Mexican Grantors shall not be reduced or settled, therefore, each Mexican Grantor hereby waives the rights and benefits that in connection with the foregoing derive from Articles 2846, 2848 and 2849 of the Federal Civil Code of Mexico and similar articles in the Civil Codes of the States of Mexico, which are not reproduced herein since the Mexican Grantors hereby expressly acknowledge that they know the contents of each of the legal provisions listed in this Section 2.3.

2.4
Rights of Reimbursement, Contribution and Subrogation. In case any payment is made on account of the Secured Obligations by any Guarantor or is received or collected on account of the Secured Obligations from any Guarantor or its property:

(a)
if such payment is made by a Guarantor (including the ~~Borrower~~Company) or from its property in respect of the Secured Obligations of another Guarantor, such Guarantor shall be entitled, subject to and upon (but not before) a Discharge of the Secured Obligations, (A) to demand and enforce reimbursement for the full amount of such payment from such other Guarantor, and (B) to demand and enforce contribution in respect of such payment from each other Guarantor which has not paid its fair share of such payment, as necessary to ensure that (after giving effect to any enforcement of reimbursement rights provided hereby) each Guarantor pays its fair share of the unreimbursed portion of such payment. For this purpose, the fair share of each Guarantor as to any unreimbursed payment shall be determined based on an equitable apportionment of such unreimbursed payment among all Guarantors (other than the Guarantor

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whose primary obligations were so guaranteed by the other Guarantors) based on the relative value of their assets and any other equitable considerations deemed appropriate by the court. For purposes of the foregoing, all guarantees of such Guarantor other than the guarantee under Section 2 hereof will be deemed to be enforceable and payable after the guarantee under Section 2 hereof.

(b)
If and whenever any right of reimbursement or contribution becomes enforceable by any Guarantor (including the ~~Borrower~~Company) against any other Guarantor (including the ~~Borrower~~Company) whether under ~~Sections~~Section 2.4(a) or otherwise, such Guarantor shall be entitled, subject to and upon (but not before) a Discharge of the Secured Obligations, to be subrogated (equally and ratably with all other Guarantors entitled to reimbursement or contribution from any other Guarantor as set forth in this Section 2.4) to any security interest that may then be held by the Collateral Agent upon any collateral securing or purporting to secure any of the Secured Obligations. Any right of subrogation of any Guarantor (including the ~~Borrower~~Company) shall be enforceable solely after a Discharge of the Secured Obligations and solely against the Guarantors, and not against the Secured Parties, and neither the Collateral Agent nor any other Secured Party shall have any duty whatsoever to warrant, ensure or protect any such right of subrogation or to obtain, perfect, maintain, hold, enforce or retain any collateral securing or purporting to secure any of the Secured Obligations for any purpose related to any such right of subrogation. If subrogation is demanded by any Guarantor in writing to the Collateral Agent, then, after Discharge of the Secured Obligations, the Collateral Agent shall deliver to the Guarantors making such demand, or, if notified in writing by the Guarantors, to a representative of such Guarantors or of the Guarantors generally, an instrument satisfactory to the Collateral Agent transferring, on a quitclaim basis without any recourse, representation, warranty or any other obligation whatsoever, whatever security interest the Collateral Agent then may hold in whatever collateral securing or purporting to secure any of the Secured Obligations that may then exist that was not previously released or disposed of or acquired by the Collateral Agent.

(c)
All rights and claims arising under this Section 2.4 or based upon or relating to any other right of reimbursement, indemnification, contribution or subrogation that may at any time arise or exist in favor of any Guarantor (including the ~~Borrower~~Company) as to any payment on account of either (x) the Secured Obligations or (y) any other obligation that is secured by any collateral that also secures or purports to secure any of the Secured Obligations, in each case made by it or received or collected from its property shall be fully subordinated to the Secured Obligations in all respects prior to the Discharge of the Secured Obligations. Until Discharge of the Secured Obligations, no Guarantor may demand or receive any collateral security, payment or distribution whatsoever (whether in cash, property or securities or otherwise) on account of any such right or claim. If any such payment or distribution is made or becomes available to any Guarantor in any Bankruptcy Proceeding, such payment or distribution shall be delivered by the person making such payment or distribution directly to the Collateral Agent, for application to the payment of the Secured Obligations. If any such payment or distribution is received by any Guarantor, it shall be held by such Guarantor in trust, as trustee of an express trust for the benefit of the Secured Parties, and shall forthwith be transferred and delivered by such Guarantor to the Collateral Agent, in the exact form received and, if necessary, duly endorsed.

(d)
The obligations of the Guarantors under this Agreement and the other Loan Documents, including their liability for the Secured Obligations and the enforceability of the security interests granted thereby, are not contingent upon the validity, legality, enforceability, collectability or sufficiency of any right of reimbursement, contribution or subrogation arising

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under this Section 2.4 or otherwise. The invalidity, insufficiency, unenforceability or uncollectability of any such right shall not in any respect diminish, affect or impair any such obligation or any other claim, interest, right or remedy at any time held by any Secured Party against any Guarantor or its property. The Secured Parties make no representations or warranties in respect of any such right and shall have no duty to assure, protect, enforce or ensure any such right or otherwise relating to any such right.

2.5
Payments. Each Guarantor hereby guarantees that payments hereunder will be paid to the Collateral Agent without set-off or counterclaim in Dollars in immediately available funds at the office of the Collateral Agent located at the Payment Office specified in the ~~Credit~~Reimbursement Agreement.

2.6
Subordination of Other Obligations. Any Indebtedness of the ~~Borrower~~Company or any other Guarantor now or hereafter held by any other Guarantor (the “Obligee Guarantor”) whether as original creditor, assignee, or by way of subrogation, restitution or otherwise, is hereby subordinated in right of payment to the guaranteed Secured Obligations, and any such Indebtedness collected or received by the Obligee Guarantor after an Event of Default has occurred and is continuing shall be held in trust for the Collateral Agent on behalf of the Secured Parties and shall forthwith be paid over to the Collateral Agent for the benefit of the Secured Parties to be credited and applied against the Secured Obligations but without affecting, impairing or limiting in any manner the liability of the Obligee Guarantor under any other provision hereof.

2.7
Financial Condition of ~~Borrower~~Company and other Guarantors. Any ~~Credit Extension~~extension of credit may be made to the ~~Borrower~~Company or continued from time to time, without notice to or authorization from any Guarantor regardless of the financial or other condition of the ~~Borrower~~Company or any other Guarantor at the time of any such grant or continuation, as the case may be. No Secured Party shall have any obligation to disclose or discuss with any Guarantor its assessment, or any Guarantor’s assessment, of the financial condition of the ~~Borrower~~Company or any other Guarantor. Each Guarantor has adequate means to obtain information from the ~~Borrower~~Company and each other Guarantor on a continuing basis concerning the financial condition of the ~~Borrower~~Company and each other Guarantor and its ability to perform its obligations under the Loan Documents, and each Guarantor assumes responsibility for being and keeping informed of the financial condition of the ~~Borrower~~Company and each other Guarantor and of all circumstances bearing upon the risk of nonpayment of the Secured Obligations. Each Guarantor hereby waives and relinquishes any duty on the part of any Secured Party to disclose any matter, fact or thing relating to the business, operations or conditions of the ~~Borrower~~Company or any other Guarantor now known or hereafter known by any Secured Party.

2.8
Bankruptcy, Etc.

Until a Discharge of the Secured Obligations, no Guarantor shall, without the prior written consent of the Collateral Agent, commence or join with any other person in commencing any Bankruptcy Proceeding of or against the ~~Borrower~~Company or any other Guarantor. The obligations of the Guarantors hereunder shall not be reduced, limited, impaired, discharged, deferred, suspended or terminated by any case or Bankruptcy Proceeding, voluntary or involuntary, involving the ~~Borrower~~Company or any other Guarantor or by any defense which the ~~Borrower~~Company or any other Guarantor may have by reason of the order, decree or

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decision of any court or administrative body resulting from any such proceeding. To the fullest extent permitted by applicable law, the Guarantors will permit any trustee in bankruptcy, receiver, debtor in possession, assignee for the benefit of creditors or similar person to pay the Collateral Agent, or allow the claim of the Collateral Agent in respect of, any interest, fees, costs, expenses or other Secured Obligations accruing or arising after the date on which such case or proceeding is commenced.

2.9
Duration of Guarantee, Discharge of Guarantee Upon Sale of Guarantor. ~~(a)~~

(a)
Except as provided in Section 2.9(b) below, the guarantee contained in this Section 2 shall remain in full force and effect until the Discharge of the Secured Obligations.

(b)
~~(b)~~ If all of the Equity Interests of any Guarantor or any of its successors in interest hereunder shall be sold or otherwise disposed of (including by merger or consolidation) in accordance with the terms and conditions of the Loan Documents to a Person that is not an Affiliate of the ~~Borrower~~Company or any Guarantor, the guarantee of such Guarantor or such successor in interest, as the case may be, hereunder shall automatically be discharged and released without any further action by any Secured Party or other Person effective as of the time of such sale or disposition.

2.10
Reinstatement. If at any time payment of any of the Secured Obligations or any portion thereof is rescinded, disgorged or must otherwise be restored or returned by any Secured Party upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the ~~Borrower~~Company or any other Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the ~~Borrower~~Company or any other Guarantor or any substantial part of its property, or otherwise, or if any Secured Party repays, restores, or returns, in whole or in part, any payment or property previously paid or transferred to the Secured Party in full or partial satisfaction of any Secured Obligation, because the payment or transfer or the incurrence of the obligation is so satisfied, is declared to be void, voidable, or otherwise recoverable under any state or federal law (collectively a “Voidable Transfer”), or because such Secured Party elects to do so on the reasonable advice of its counsel in connection with an assertion that the payment, transfer or incurrence is a Voidable Transfer, then, as to any such Voidable Transfer and as to all reasonable costs, expenses and attorney’s fees of the Secured Party related thereto, the liability of each Guarantor hereunder will automatically and immediately be revived, reinstated, and restored and will exist as though the Voidable Transfer had never been made.

SECTION 3. ~~Section 3.~~ GRANT OF SECURITY INTEREST; CONTINUING LIABILITY UNDER COLLATERAL

(a)
Each Grantor hereby collaterally assigns and transfers to the Collateral Agent, and hereby grants to the Collateral Agent, for the benefit of the Secured Parties, a security interest in, all of the following property, in each case, wherever located and now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the “Collateral”), as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Secured Obligations:

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(i)
all Accounts, including all Receivables;

(ii)
all Chattel Paper;

(iii)
all Deposit Accounts;

(iv)
all Documents;

(v)
all Equipment;

(vi)
all General Intangibles;

(vii)
all Instruments;

(viii)
all Insurance;

(ix)
all Intellectual Property;

(x)
all Inventory;

(xi)
all Investment Property;

(xii)
all Letter of Credit Rights;

(xiii)
all Money;

(xiv)
all Pledged Equity Interests;

(xv)
all Vehicles;

(xvi)
all Goods not otherwise described above;

(xvii)
all Collateral Accounts;

(xviii)
all books, records, ledger cards, files, correspondence, customer lists, blueprints, technical specifications, manuals, computer software, computer printouts, tapes, disks and other electronic storage media and related data processing software and similar items that at any time evidence or contain information relating to any of the Collateral or are otherwise necessary or helpful in the collection thereof or realization thereupon;

(xix)
all commercial tort claims now or hereinafter described on Schedule 11; and

(xx)
to the extent not otherwise included, all other property of such Grantor and all Proceeds, products, accessions, rents and profits of any and all of the foregoing and all collateral security, Supporting Obligations and guarantees given by any Person with respect to any of the foregoing.

Notwithstanding anything to the contrary in this Agreement: (1) the Collateral shall not include, and no Grantor is pledging, nor granting a Lien on or security interest hereunder, in any Excluded Assets or Excluded

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Accounts and (2) the Collateral shall not include any assets located in the United Mexican States owned by the Mexican Grantors or the equity quotas (partes sociales) of the Mexican Guarantors to the extent pledged under the Mexican Security Documents.

(b)
Notwithstanding anything to the contrary herein, as of the Closing Date, no action shall be required in order to create or perfect any security interest in any asset outside of the United States and no foreign law security or pledge agreements, foreign mortgages or deeds or foreign intellectual property fillings shall be required other than pursuant to the Mexican Security Documents.

(c)
Notwithstanding anything to the contrary herein, the Grantors make no representations or warranties hereunder, and the covenants hereunder shall not apply, in respect of the Excluded Assets or Excluded Accounts; provided that the representations, warranties and covenants hereunder shall apply in respect of any property at the time, and to the extent, such property ceases to constitute Excluded Assets or Excluded Accounts.

(d)
Notwithstanding anything herein to the contrary, (i) each Grantor shall remain liable for all obligations under the Collateral and nothing contained herein is intended or shall be a delegation of duties to the Collateral Agent or any other Secured Party, and (ii) each Grantor shall remain liable under each of the agreements included in the Collateral, including, without limitation, any Receivables and any agreements relating to Pledged Partnership Interests or Pledged LLC Interests, to perform all of the obligations undertaken by it thereunder all in accordance with and pursuant to the terms and provisions thereof and neither the Collateral Agent nor any other Secured Party shall have any obligation or liability under any of such agreements by reason of or arising out of this Agreement or any other document related thereto nor shall the Collateral Agent or any other Secured Party have any obligation to make any inquiry as to the nature or sufficiency of any payment received by it or have any obligation to take any action to collect or enforce any rights under any agreement included in the Collateral, including, without limitation, any agreements relating to any Receivables, Pledged Partnership Interests or Pledged LLC Interests. Until an Event of Default shall occur and be continuing, except as otherwise provided in this Agreement, the ~~Credit~~Reimbursement Agreement or any other Loan Document, Grantors shall have the right to possession and enjoyment of the Collateral, subject to and upon the terms hereof and of the ~~Credit~~Reimbursement Agreement, the Intercreditor Agreement and the other Loan Documents. Without limiting the generality of the foregoing, it is the intention of the parties hereto, subject to the terms of the Intercreditor Agreement, that record and beneficial ownership of the Pledged Equity Interests, including all voting, consensual, dividend, and distribution rights, shall remain in the applicable Grantor until (i) the occurrence and continuance of an Event of Default and (ii) the Collateral Agent has notified the applicable Grantor of the Collateral Agent’s election to exercise such rights with respect to the Pledged Equity Interests pursuant to Section 5.8(b).

~~Section 4.~~

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SECTION 4. REPRESENTATIONS AND WARRANTIES

To induce the Collateral Agent, the Disbursing Agent and the ~~Lenders~~LC Provider to enter into the ~~Credit~~Reimbursement Agreement and to induce the ~~Lenders~~LC Provider to make ~~their respective extensions of credit~~the Credit available to the ~~Borrower thereunder~~Company, each Grantor hereby represents and warrants to the Secured Parties on the ~~Closing~~Amendment Effective Date, that:

4.1
Representations in ~~Credit~~Reimbursement Agreement. The representations and warranties set forth in ~~Article III~~Section 5 of the ~~Credit~~Reimbursement Agreement as they relate to such Grantor or to the Loan Documents to which such Grantor is a party, each of which is hereby incorporated herein by reference, are true and correct, in all material respects (except for representations and warranties that are qualified as to “materiality”, “Material Adverse Effect” or similar language, in which case such representations and warranties are true and correct (after giving effect to any such qualification therein) in all respects), in each case unless expressly stated to relate to a specific earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date (except for representations and warranties that are qualified as to “materiality”, “Material Adverse Effect” or similar language, in which case such representations and warranties were true and correct (after giving effect to any such qualification therein) in all respects as of such earlier date), and the Secured Parties shall be entitled to rely on each of such representations and warranties as if they were fully set forth herein, provided that each reference in each such representation and warranty to ~~any Borrower~~Company’s knowledge shall, for the purposes of this Section 4.l, be deemed to be a reference to such Grantor’s knowledge.

4.2
Title; No Other Liens. Such Grantor owns each item of the Collateral free and clear of any and all Liens or claims, including, without limitation, liens arising as a result of such Grantor becoming bound (as a result of merger or otherwise) as Grantor under a security agreement entered into by another Person, except, with respect to any Collateral other than Pledged Equity Interests, for Permitted Liens (as defined in the Credit Agreement as in effect immediately prior to the Amendment Effective Date) and, in the case of Pledged Equity Interests, Permitted Equity Liens (as defined in the Credit Agreement as in effect immediately prior to the Amendment Effective Date). No financing statement, mortgage or other public notice with respect to all or any part of the Collateral is on file or of record in any public office, except such as have been filed in favor of the Collateral Agent, for the benefit of the Secured Parties, pursuant to this Agreement or as are permitted by the Credit Agreement as in effect immediately prior to the Amendment Effective Date.

4.3
Valid, Perfected First Priority Liens. (a) The security interests granted pursuant to this Agreement constitute a legal and valid security interest in favor of the Collateral Agent, for the benefit of the Secured Parties, securing the payment and performance of each Grantor’s Secured Obligations and upon completion of the filings and other actions specified on Schedule 3 (all of which, in the case of all filings and other documents referred to on said ~~Schedule~~schedule, have been delivered to the Collateral Agent in duly completed and duly executed form, as applicable, and may be filed by the Collateral Agent at any time (it being understood that the Collateral Agent has no obligation to make any such filing)) and payment of all filing fees, will constitute fully perfected security interests in all of the Collateral, prior to all other Liens on the Collateral except for Permitted Liens. Without limiting the foregoing, each Grantor has taken all actions necessary, including without limitation those specified in Section 5.2 to: (i) establish the Collateral Agent’s “control” (within the meanings of Sections 8-106 and 9-106 of the UCC) over any portion of the Investment Property constituting Certificated Securities, Uncertificated Securities, Securities Accounts, Securities Entitlements or Commodity Accounts, (ii) establish the Collateral Agent’s “control” (within the meaning of Section 9-104 of the UCC) over all Deposit Accounts (other than Excluded Accounts), (iii) establish the Collateral Agent’s control (within the meaning of Section 9-105 of the UCC) over all Electronic Chattel Paper and (iv) establish the Collateral Agent’s “control” (within the meaning of Section 16 of the Uniform Electronic Transactions Act as in effect in the applicable jurisdiction (the “UETA”)) over all “transferable records” (as defined in UETA).

4.4
Name; Jurisdiction of Organization, Etc.

Such Grantor’s exact legal name (as indicated on the public record of such Grantor’s jurisdiction of formation or organization), jurisdiction of organization, organizational identification number, if any, and the location of such Grantor’s chief executive office or sole place of business are specified on Schedule 4. Each Grantor is organized solely under the law of the jurisdiction so specified and has not filed any certificates of domestication, transfer or continuance in any other jurisdiction. Except as otherwise indicated on Schedule 4, the jurisdiction of each such Grantor’s organization of formation is required to maintain a public record showing the Grantor to have been organized or formed. Except as specified on Schedule 4, it has not changed its name, jurisdiction of organization, chief executive office or sole place of business (if applicable) or its corporate structure in any way (e.g., by merger, consolidation, change in corporate form or otherwise) within the past five years and has not within the last five years become bound (whether as a result of merger or otherwise) as Grantor under a security agreement entered into by another Person, which has not heretofore been terminated. Unless otherwise stated on Schedule 4, such Grantor is not a transmitting utility as defined in UCC § 9-102(a)(80).

4.5
Inventory and Equipment. (a) The Inventory and the Equipment (other than (1) mobile goods, (2) Inventory and Equipment in transit, (3) Inventory and Equipment being repaired, improved or otherwise modified in the ordinary course of business or (4) Inventory and Equipment which has an aggregate value of less than $250,000 at any one location) are kept at the locations listed on Schedule 5.

(b)
Any Inventory now or hereafter produced by any Grantor included in the Collateral has been and will be produced in compliance in all material respects with the requirements of the Fair Labor Standards Act, as amended.

(c)
None of the Inventory or Equipment is in the possession of an issuer of a negotiable document (as defined in Section 7-104 of the UCC) therefor or is otherwise in the possession of any bailee or warehouseman.

4.6
Special Collateral; Excluded Collateral. None of the Collateral constitutes, or is the Proceeds of, (1) Farm Products, (2) As-Extracted Collateral, (3) Manufactured Homes, (4) Health-Care Insurance Receivables, (5) timber to be cut, or (6) aircraft engines, satellites or ships.

4.7
Investment Property. (a) Schedule 2 hereto sets forth under the headings “Pledged Stock”, “Pledged LLC Interests” and “Pledged Partnership Interests”, respectively, all of the Pledged Stock, Pledged LLC Interests and Pledged Partnership Interests owned by any Grantor and such Pledged Equity Interests constitute the percentage of issued and outstanding shares of stock, percentage of membership interests or percentage of partnership interests of the respective issuers thereof indicated on such Schedule. Schedule 2 hereto sets forth under the heading “Pledged Debt Securities” or “Pledged Notes” all of the Pledged Debt Securities and Pledged Notes owned by any Grantor, and all of such Pledged Debt Securities and Pledged Notes, have been, in the case of those issued by Affiliates of such Grantor, or, in the case of those issued by Persons that are not Affiliates of such Grantor, to the knowledge of such Grantor have been, duly authorized, authenticated, issued, and delivered and are the legal, valid and binding obligation of the issuers thereof enforceable in accordance with their terms and are not in default and, in the case of those issued by Affiliates of such Grantor, constitute all of the issued and outstanding inter-company indebtedness owed by such Affiliates to such Grantor evidenced by an instrument or certificated security of the respective issuers thereof. Schedule 2 hereto sets forth under the headings “Securities Accounts,” “Commodities Accounts,” and “Deposit Accounts,” respectively, all of the Securities Accounts, Commodities Accounts and Deposit Accounts (other than Excluded Accounts) in which each Grantor has an interest. Each Grantor is the sole entitlement holder or customer of each such account, and such Grantor has not consented to, and is not otherwise aware of, any Person (other than the Collateral Agent pursuant hereto) having “control” (within the meanings of Sections 8-106, 9-106 and 9-104 of the UCC) over, or any other interest in, any such Securities Account, Commodity Account or Deposit Account or any securities, commodities or other property credited thereto.

(b)
The shares of Pledged Stock pledged by such Grantor hereunder constitute all of the issued and outstanding shares of all classes of the Equity Interests of each Issuer owned by such Grantor other than any such Equity Interests that are Excluded Assets.

(c)
All the shares of the Pledged Equity Interests have been duly and validly issued and are fully paid and nonassessable. No Grantor is in default of its obligations under any Organizational Document of any Issuer of Pledged Equity Interests.

(d)
None of the Pledged LLC Interests are, or represent interests in entities that (a) are registered as investment companies, (b) are dealt in or traded on securities exchanges or markets or (c) have opted to be treated as securities under the Uniform Commercial Code of any jurisdiction.

(e)
Other than (i) consents, approvals, authorizations, filings, notices, or other actions that have been obtained and that are still in force and effect, and (ii) filings and recordings with respect to the Collateral to be made, or otherwise delivered to the Collateral Agent for filing or recordation, as of the Closing Date, no consent, approval or authorization of any Person is required for the pledge by such Grantor of the Pledged Equity Interests pursuant to this Agreement or for the execution, delivery or performance of this Agreement by such Grantor, whether under the Organizational Documents of any Issuer of Pledged Equity Interests or any applicable Requirement of Law.

(f)
Such Grantor is the record and beneficial owner of, and has good and valid title to, the Investment Property and Deposit Accounts pledged by it hereunder, free of any and all Liens or options in favor of, or claims of, any other Person, except for, in the case of any of the foregoing Collateral other than Pledged Equity Interests, Permitted Liens and, in the case of Pledged Equity Interests, Permitted Equity Liens, and there are no outstanding warrants, options or other rights to purchase, or shareholder, voting trust or similar agreements outstanding with respect to, or property that is convertible into, or that requires the issuance or sale of, any Pledged Equity Interests.

4.8
Receivables. (a) No amount in excess of $500,000 individually or $1,000,000 in the aggregate payable to such Grantor under or in connection with any Receivable is evidenced by any Instrument or Tangible Chattel Paper which has not been delivered to the Collateral Agent or constitutes Electronic Chattel Paper that has not been subjected to the control (within the meaning of Section 9-105 of the UCC) of the Collateral Agent.

(b)
Except as set forth on Schedule 7 hereto, none of the Grantors has Receivables with respect to which the obligor is a Governmental Authority.

(c)
Each Receivable (i) is the legal, valid and binding obligation of the Account Debtor in respect thereof, representing an unsatisfied obligation of such Account Debtor, (ii) is enforceable in accordance with its terms, (iii) is not subject to any set-offs, defenses, taxes or counterclaims (except with respect to refunds, returns and allowances in the ordinary course of business with respect to damaged merchandise) and (iv) is in compliance with all applicable laws, provided that with respect to Receivables owed by an Account Debtor who is not an Affiliate of any Grantor each of the foregoing is to the best knowledge of such Grantor.

4.9
Intellectual Property.

(a)
Schedule 8 lists all of the following Intellectual Property, to the extent owned by such Grantor in its own name: (i) issued Patents and pending Patent applications, (ii) registered Trademarks and applications for the registration of Trademarks, and (iii) registered Copyrights, and applications to register Copyrights. All such Intellectual Property is recorded in the name of such Grantor. Except as set forth on Schedule 8, such Grantor is the sole and exclusive owner of the entire and unencumbered right, title and interest in and to such Intellectual Property, as well as any other Material Intellectual Property owned by such Grantor, in each case free and clear of all Liens, claims and licenses, except for Permitted Liens and the licenses set forth on Schedule 8.

(b)
Except as set forth on Schedule 8, all Material Intellectual Property of such Grantor is subsisting and has not been adjudged invalid or unenforceable, in whole or in part, nor, in the case of Patents, is any of such Intellectual Property the subject of a reexamination proceeding, and such Grantor has performed all acts and has paid all renewal, maintenance, and other fees and taxes required to maintain each and every registration and application of Copyrights, Patents and Trademarks of such Grantor constituting Material Intellectual Property in full force and effect.

(c)
Except for those matters which both (i) are disclosed on Schedule 8 and (ii) could not reasonably be expected to have a Material Adverse Effect, no action or proceeding is pending, or, to the knowledge of such Grantor, threatened in writing, alleging that such Grantor, or the conduct of such Grantor’s business, infringes, misappropriates, dilutes, or otherwise violates the Intellectual Property of any other Person. Except as set forth on Schedule 8, to the knowledge of such Grantor, no Person is engaging in any activity that infringes, misappropriates, dilutes or violates any Material Intellectual Property of such Grantor.

(d)
Schedule 8 lists all Copyright Licenses, Patent Licenses and Trademark Licenses held by such Grantor that constitute Material Intellectual Property. With respect to each Copyright License, Trademark License and Patent License held by such Grantor that constitutes Material Intellectual Property (regardless of whether it is listed on Schedule 8): (i) such license is valid and binding and in full force and effect and represents the entire agreement between the respective licensor and licensee with respect to the subject matter of such license; (ii) such license will not cease to be valid and binding and in full force and effect on terms identical to those currently in effect as a result of the rights and interests granted herein, nor will the grant of such rights and interests constitute a breach or default under such license or otherwise give the licensor or licensee a right to terminate such license; (iii) such Grantor has not received any notice of termination or cancellation under such license; (iv) such Grantor has not received any notice of a breach or default under such license, which breach or default has not been cured; (v) such Grantor has not granted to any other third party any rights, adverse or otherwise, under such license; and (vi) such Grantor is not in breach or default in any material respect, and no event has occurred that, with notice and/or lapse of time, would constitute such a breach or default or permit termination, modification or acceleration of or under such license.

(e)
All Copyrights owned by such Grantor that constitute Material Intellectual Property have been registered with the United States Copyright Office or, where appropriate, any foreign counterpart.

(f)
Such Grantor controls the nature and quality of all products sold and all services rendered under or in connection with all Trademarks of such Grantor constituting Material Intellectual Property, in each case consistent with industry standards, and has taken all action necessary to insure that all licensees of all such Trademarks comply with such Grantor’s standards of quality.

(g)
Such Grantor has been using appropriate statutory notice of registration in connection with its use of registered Trademarks constituting Material Intellectual Property, appropriate notice of its trademark rights in common law Trademarks constituting Material Intellectual Property, proper marking practices in connection with its Patents constituting Material Intellectual Property, and appropriate notice of copyright in connection with the publication of its Copyrights constituting Material Intellectual Property.

(h)
Except as set forth on Schedule 8, such Grantor has not made a previous assignment, sale, transfer, exclusive license, or similar arrangement constituting a present or future assignment, sale, transfer, exclusive license or similar arrangement of any property that currently constitutes Material Intellectual Property that has not been terminated or released.

(i)
Except for those matters which both (i) are disclosed on Schedule 8 and (ii) could not reasonably be expected to have a Material Adverse Effect, no holding, decision, ruling, or judgment has been rendered in any action or proceeding before any court or administrative authority challenging the validity, enforceability, or scope of, or such Grantor’s right to register, own or use, any Intellectual Property of such Grantor or such Grantor’s ownership interest therein, and no such action or proceeding is pending or, to the best of such Grantor’s knowledge, threatened.

(j)
Except for those matters which both (i) are disclosed on Schedule 8 and (ii) could not reasonably be expected to have a Material Adverse Effect, no settlements or consents, covenants not to sue, coexistence agreements, non-assertion assurances, or releases have been entered into by such Grantor or bind such Grantor in any manner that impacts such Grantor’s rights to own, license or use any Intellectual Property. The consummation of the transactions contemplated by this Agreement will not result in the termination, limitation or other impairment of any of such Grantor’s rights in its Material Intellectual Property.

(k)
Such Grantor has taken commercially reasonable steps to protect the confidentiality of its Trade Secrets constituting Material Intellectual Property in accordance with industry standards. Except as could not reasonably be expected to have a Material Adverse Effect, none of the Trade Secrets of such Grantor has been used, divulged, disclosed or misappropriated to the detriment of such Grantor for the benefit of any other Person.

4.10
Vehicles. Schedule 9 is a complete and correct list of all Vehicles (limited, in the case of rail cars, to rail cars owned by any Grantor that are leased, or intended to be leased, to third parties) owned by such Grantor on the date hereof.

4.11
Letter of Credit Rights. No Grantor is a beneficiary or assignee under any letter of credit in excess of $500,000 other than the letters of credit described on Schedule 10.

4.12
Commercial Tort Claims. No Grantor has any commercial tort claims in excess of $500,000 other than those described on Schedule 11.

~~Section 5.~~ SECTION 5. COVENANTS

Each Grantor covenants and agrees with the Secured Parties that, from and after the date of this Agreement until the Discharge of the Secured Obligations:

5.1
Covenants in ~~Credit~~Reimbursement Agreement. Each Grantor shall take, or shall refrain from taking, as the case may be, each action that is necessary to be taken or not taken, as the case may be, so that no Default or Event of Default is caused by the failure to take such action or to refrain from taking such action by such Grantor or any of its Subsidiaries.

5.2
Delivery and Control of Instruments, Chattel Paper, Negotiable Documents, Investment Property and Deposit Accounts.

(a)
If any of the Collateral is or shall become evidenced or represented by any

(i) Certificated Security or (ii) Instrument, Negotiable Document or Tangible Chattel Paper, in each case under this clause (ii) with an individual value in excess of $500,000 or an aggregate value in excess of $1,000,000, such Instrument (other than checks received in the ordinary course of business), Certificated Security, Negotiable Document or Tangible Chattel Paper shall be immediately delivered to the Collateral Agent, duly endorsed in a manner reasonably satisfactory to the Collateral Agent, to be held as Collateral pursuant to this Agreement.

(b)
If any of the Collateral with a value in excess of $500,000 is or shall become Electronic Chattel Paper, such Grantor shall use commercially reasonable efforts to ensure that (i) a single authoritative copy exists which is unique, identifiable and unalterable

(except as provided in clauses (iii), (iv) and (v) of this paragraph), (ii) such authoritative copy identifies the Collateral Agent as the assignee and is communicated to and maintained by the Collateral Agent or its designee, (iii) copies or revisions that add or change the assignee of the authoritative copy can only be made with the participation of the Collateral Agent, (iv) each copy of the authoritative copy and any copy of a copy is readily identifiable as a copy and not the authoritative copy and (v) any revision of the authoritative copy is readily identifiable as an authorized or unauthorized revision.

(c)
If any of the Collateral is or shall become evidenced or represented by an Uncertificated Security, such Grantor shall cause the Issuer thereof either (i) to register the Collateral Agent as the registered owner of such Uncertificated Security, upon original issue or registration of transfer or (ii) to agree in writing with such Grantor and the Collateral Agent that such Issuer will comply with instructions with respect to such Uncertificated Security originated by the Collateral Agent without further consent of such Grantor, such agreement to be in substantially the form of Exhibit B or in form and substance reasonably satisfactory to the Collateral Agent and the ~~Required Lenders~~LC Provider.

(d)
Each Grantor shall maintain Securities Entitlements, Securities Accounts and Deposit Accounts (other than Excluded Accounts) only with financial institutions that have agreed to comply with entitlement orders and instructions issued or originated by the Collateral Agent without further consent of such Grantor, such agreement to be in form and substance reasonably satisfactory to the Collateral Agent and the ~~Required Lenders~~LC Provider.

(e)
If any of the Collateral with a value in excess of $500,000 is or shall become evidenced or represented by a Commodity Contract, such Grantor shall cause the Commodity Intermediary with respect to such Commodity Contract to agree in writing with such Grantor and the Collateral Agent that such Commodity Intermediary will apply any value distributed on account of such Commodity Contract as directed by the Collateral Agent without further consent of such Grantor, such agreement to be in form and substance reasonably satisfactory to the Collateral Agent and the ~~Required Lenders~~LC Provider.

(f)
In addition to and not in lieu of the foregoing, if any Issuer of any Investment Property is organized under the law of, or has its chief executive office in, a jurisdiction outside of the United States, each Grantor shall take such additional actions, including, without limitation, causing the issuer to register the pledge on its books and records, as may be necessary or advisable or as may be reasonably requested by the Collateral Agent or the ~~Required Lenders~~LC Provider, under the laws of such jurisdiction to insure the validity, perfection and priority of the security interest of the Collateral Agent for the benefit of the Secured Parties.

5.3
Maintenance of Insurance. Such Grantor shall maintain, with financially sound and reputable insurance companies, insurance as required by Section ~~5.07~~5(l) of the ~~Credit~~Reimbursement Agreement.

5.4
Maintenance of Perfected Security Interest; Further Documentation.

(a)
Such Grantor shall maintain the security interest created by this Agreement as a perfected security interest having at least the priority described in Section 4.3 and shall defend such security interest against the claims and demands of all Persons whomsoever.

(b)
Such Grantor shall furnish to the Collateral Agent and the ~~Lenders~~LC Provider from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the assets and property of such Grantor as the Collateral Agent or the ~~Required Lenders~~LC Provider may reasonably request, all in reasonable detail.

(c)
At any time and from time to time, at the sole expense of such Grantor, such Grantor shall promptly and duly authorize, execute and deliver, and have recorded, such further instruments and documents and take such further actions as may be necessary or as the Collateral Agent or the ~~Required Lenders~~LC Provider may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, (i) the filing of any financing or continuation statements under the Uniform Commercial Code (or other similar laws) in effect in any jurisdiction with respect to the security interests created hereby and (ii) in the case of Investment Property, Deposit Accounts (other than Excluded Accounts) and any other relevant Collateral, taking any actions necessary to enable the Collateral Agent to obtain “control” (within the meaning of the applicable Uniform Commercial Code) with respect thereto to the extent required hereunder, including without limitation, executing and delivering and causing the relevant depositary bank or securities intermediary to execute and deliver a control agreement in form and substance reasonably satisfactory to the Collateral Agent and the ~~Required Lenders~~LC Provider.

(d)
In the event that a Grantor hereafter acquires any Collateral of a type described in Section 4.6(a) hereof, it shall promptly notify the Collateral Agent in writing and take such actions and execute such documents and make such filings all at such Grantor’s expense as are necessary or as the Collateral Agent or the ~~Required Lenders~~LC Provider may reasonably request in order to ensure that the Collateral Agent has a valid, perfected, first priority security interest in such Collateral, subject to any Permitted Liens. Notwithstanding the foregoing, no Grantor shall be required to notify the Collateral Agent or take any such action unless the Collateral is of a material value or is material to such Grantor’s business.

5.5
Changes in Locations, Name, Jurisdiction of Incorporation, Etc.

Such Grantor will not, except upon ten (10) days’ prior written notice (or such earlier day as shall be agreed by the ~~Required Lenders~~LC Provider) to the Collateral Agent and the ~~Lenders~~LC Provider and delivery to the Collateral Agent of duly authorized and, where required, executed copies of (a) all additional financing statements and other documents necessary, or reasonably requested by the Collateral Agent or the ~~Required Lenders~~LC Provider, to maintain the validity, perfection and priority of the security interests provided for herein and (b) if applicable, a written supplement to Schedule 5 showing any additional location at which Inventory or Equipment (other than mobile goods) shall be kept:

(i)
permit any of the Inventory or Equipment (other than mobile goods, Inventory and Equipment in transit or Inventory and Equipment which has an aggregate value of less than $250,000 at any one location) to be kept at a location other than those listed on Schedule 5;

~~(ii)~~
~~without limiting the prohibitions on mergers involving the Grantors contained in the Credit Agreement,~~ change its legal name, jurisdiction of organization or the location of its chief executive office or sole place of business, if applicable, from that referred to in Section 4.4; or

(iii)
change its legal name, identity or structure to such an extent that any financing statement filed in favor of the Collateral Agent in connection with this Agreement would become misleading.

5.6
[Reserved].

5.7
Investment Property. (a) If such Grantor shall become entitled to receive or shall receive any stock or other ownership certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), or option or rights in respect of the capital stock or other Pledged Equity Interest of any Issuer, whether in addition to, in substitution of, as a conversion of, or in exchange for, any shares of or other ownership interests in the Pledged Equity Interests, or otherwise in respect thereof, such Grantor shall accept the same as the agent of the Secured Parties, hold the same in trust for the Secured Parties and deliver the same forthwith to the Collateral Agent in the exact form received, duly endorsed by such Grantor to the Collateral Agent, if required, together with an undated stock power covering such certificate duly executed in blank by such Grantor and with, if the Collateral Agent so requests, signature guaranteed, to be held by the Collateral Agent for the benefit of the Secured Parties, subject to the terms hereof, as additional collateral security for the Secured Obligations. If an Event of Default shall have occurred and be continuing, any sums paid upon or in respect of the Pledged Equity Interests upon the liquidation or dissolution of any Issuer shall be paid over to the Collateral Agent to be held by it for the benefit of the Secured Parties hereunder as additional collateral security for the Secured Obligations, and in case any distribution of capital shall be made on or in respect of the Pledged Equity Interests or any property shall be distributed upon or with respect to the Pledged Equity Interests pursuant to the recapitalization or reclassification of the capital of any Issuer or pursuant to the reorganization thereof, the property so distributed shall, unless otherwise subject to a perfected security interest in favor of the Collateral Agent for the benefit of the Secured Parties, be delivered to the Collateral Agent to be held by it hereunder as additional collateral security for the Secured Obligations. If an Event of Default shall have occurred and be continuing and any sums of money or property so paid or distributed in respect of the Pledged Equity Interests shall be received by such Grantor, such Grantor shall, until such money or property is paid or delivered to the Collateral Agent, hold such money or property in trust for the Secured Parties, segregated from other funds of such Grantor, as additional collateral security for the Secured Obligations.

(b)
Such Grantor will not (i) vote to enable, or take any other action to permit, any Issuer to amend its Organizational Documents in any manner that materially changes the rights of such Grantor with respect to any Pledged Equity Interests or adversely affects the validity, perfection or priority of the Collateral Agent’s security interest therein, (ii) enter into any agreement or undertaking restricting the right or ability of such Grantor or the Collateral Agent to sell, assign or transfer any of the Investment Property or Proceeds thereof or any interest therein, or (iii) cause or permit any Issuer of any Pledged Partnership Interests or Pledged LLC Interests which are not securities (for purposes of the UCC) on the date hereof to elect or otherwise take any action to cause such Pledged Partnership Interests or Pledged LLC Interests to be treated as securities for purposes of the UCC; provided, however, that notwithstanding the foregoing, if any issuer of any Pledged Partnership Interests or Pledged LLC Interests takes any such action in violation of the foregoing in this clause (iii), such Grantor shall promptly notify the Collateral Agent in writing of any such election or action and, in such event, shall take all steps necessary or advisable to establish the Collateral Agent’s “control” thereof.

(c)
Each Grantor which is an Issuer agrees that (i) it will be bound by the terms of this Agreement relating to the Pledged Equity Interests issued by it and will comply with such terms insofar as such terms are applicable to it, (ii) it will notify the Collateral Agent promptly in writing of the occurrence of any of the events described in Section 5.7(a) with respect to the Pledged Equity Interests issued by it and (iii) the terms of Section 5.8(c) shall apply to it, mutatis mutandis, with respect to all actions that may be required of it pursuant to Section 5.8(c) with respect to the Pledged Equity Interests issued by it. In addition, each Grantor which is either an Issuer or an owner of any Pledged Equity Interests hereby consents to the grant by each other Grantor of the security interest hereunder in favor of the Collateral Agent for the benefit of the Secured Parties and to the transfer of any Pledged Equity Interest to the Collateral Agent or its nominee during the continuance an Event of Default and to the substitution of the Collateral Agent or its nominee as a partner, member or shareholder or other equity holder of the Issuer of the related Pledged Equity Interest.

5.8
Voting and Other Rights with Respect to Pledged Securities. (a) Unless an Event of Default shall have occurred and be continuing, each Grantor shall be permitted to receive all cash dividends paid in respect of the Pledged Equity Interests and all payments made in respect of the Pledged Notes or Pledged Debt Securities, in each case paid in the normal course of business of the relevant Issuer~~, to the extent permitted by the Credit Agreement,~~ and to exercise all voting and corporate rights with respect to the Pledged Equity Interests; provided, however, that no vote shall be cast or corporate or other ownership right exercised or other action taken which, in the ~~Required Lenders~~LC Provider’s reasonable judgment, would materially impair the Collateral or which would be inconsistent with or result in any violation of any provision of the ~~Credit~~Reimbursement Agreement, this Agreement or any other Loan Document.

(b)
If an Event of Default shall occur and be continuing and upon one (1) Business Day’s prior written notice to the Grantors: (i) all rights of each Grantor to exercise or refrain from exercising the voting and other consensual rights with respect to Pledged Securities which it would otherwise be entitled to exercise shall cease and all such rights shall thereupon become vested in the Collateral Agent who shall thereupon have the sole right, but shall be under no obligation, to exercise or refrain from exercising such voting and other consensual rights and (ii) the Collateral Agent shall have the right, upon one (1) Business Day’s prior written notice to the Grantors, to transfer all or any portion of the Pledged Securities to its name or the name of its nominee or agent. If an Event of Default shall occur and be continuing and upon one (1) Business Day’s prior written notice to the Grantors, the Collateral Agent shall have the right at any time, to exchange any certificates or instruments representing any Pledged Securities for certificates or instruments of smaller or larger denominations. If an Event of Default shall occur and be continuing, in order to permit the Collateral Agent to exercise the voting and other consensual rights which it may be entitled to exercise pursuant hereto and to receive all dividends and other distributions which it may be entitled to receive hereunder each Grantor shall promptly execute and deliver (or cause to be executed and delivered) to the Collateral Agent all proxies, dividend payment orders and other instruments as the Collateral Agent may from time to time reasonably request and each Grantor acknowledges that the Collateral Agent may utilize the power of attorney set forth herein.

(c)
Each Grantor hereby authorizes and instructs each Issuer of any Pledged Securities pledged by such Grantor hereunder to, upon the occurrence and during the continuation of an Event of Default, (i) comply with any instruction received by it from the Collateral Agent in writing that (x) states that an Event of Default has occurred and is continuing and (y) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from such Grantor, and each Grantor agrees that each Issuer shall be fully protected in so complying, and (ii) unless otherwise expressly permitted hereby, pay any dividends or other payments with respect to the Pledged Securities directly to the Collateral Agent.

5.9
Receivables.  ~~Except as permitted under the Credit Agreement and other~~(a) Other than in the ordinary course of business consistent with its past practice and so long as no Event of Default shall have occurred and be continuing, such Grantor will not (i) grant any extension of the time of payment of any Receivable, (ii) compromise or settle any Receivable for less than the full amount thereof, (iii) release, wholly or partially, any Person liable for the payment of any Receivable, (iv) allow any credit or discount whatsoever on any Receivable or (v) amend, supplement or modify any Receivable in any manner that could reasonably be expected to adversely affect the value thereof.

~~(b)~~ (b) Such Grantor will deliver to the Collateral Agent and the ~~Lenders~~LC Provider a copy of each material written demand, notice or document received by it that questions or calls into doubt the validity or enforceability of more than 10% of the aggregate amount of the then outstanding Receivables.

5.10
Intellectual Property.  ~~Except as permitted under the Credit Agreement, such~~(a) Such Grantor (either itself or through licensees) will not discontinue use of any Material Intellectual Property, or do any act or omit to do any act whereby any Material Intellectual Property may lapse, become abandoned, cancelled, dedicated to the public, forfeited, or otherwise impaired, or abandon any application or any right to file an application for a Copyright, Patent, or Trademark constituting Material Intellectual Property.

(b)
Such Grantor shall take all reasonable steps, including in any proceeding before the United States Patent and Trademark Office, the United States Copyright Office, any state registry or any foreign counterpart of the foregoing, to pursue any application and maintain any registration or issuance of each Trademark, Patent, and Copyright owned by or exclusively licensed to such Grantor and constituting Material Intellectual Property, including, but not limited to, those applications and registrations listed on Schedule 8.

(c)
Such Grantor agrees that, should it hereafter (i) obtain an ownership interest in any item of Intellectual Property, (ii) obtain an exclusive license to any Copyrights, (iii) (either by itself or through any agent, employee, licensee, or designee) file any application for the registration or issuance of any Intellectual Property with the United States Patent and Trademark Office, the United States Copyright Office, or any similar office or agency in any other country or in any political subdivision of any of the foregoing, or (iv) should it file a Statement of Use or an Amendment to Allege Use with respect to any “intent-to-use” Trademark application (the items in clauses (i), (ii) (iii) and (iv), collectively, the “After-Acquired Intellectual Property”), then the provisions of Section 3 shall automatically apply thereto, and any such After-Acquired Intellectual Property shall automatically become part of the Collateral, and such Grantor shall give prompt

(and, in any event within five (5) Business Days after the last day of the fiscal quarter in which such Grantor acquires such ownership interest) written notice thereof to the Collateral Agent in accordance herewith, and shall provide the Collateral Agent promptly (and, in any event within five (5) Business Days after the last day of the fiscal quarter in which such Grantor acquires such ownership interest) with an amended Schedule 8 hereto and promptly take the actions specified in Section 5.10(d) with respect thereto.

(d)
Such Grantor shall execute Intellectual Property Security Agreements with respect to the Intellectual Property included in the Collateral as of the date hereof, as well as any After-Acquired Intellectual Property, in substantially the form of Exhibits C-1, C-2, or C-3, as applicable, in order to record the security interest granted herein to the Collateral Agent for the benefit of the Secured Parties with the United States Patent and Trademark Office or the United States Copyright Office, as applicable, and such Grantor shall promptly execute and deliver, and have recorded, any and all other agreements, instruments, documents, and papers as the Collateral Agent or the ~~Required Lenders~~LC Provider may reasonably request to evidence the Secured Parties’ security interest in any such Intellectual Property with any other applicable offices, agencies, or Governmental Authorities.

(e)
Such Grantor shall use commercially reasonable efforts so as not to permit the inclusion in any contract to which it hereafter becomes a party of any provision that could or may in any way materially impair or prevent the creation of a security interest in, or the assignment of, such Grantor’s rights and interests in any property that constitutes Material Intellectual Property.

~~(f)~~ (f) Such Grantor shall promptly notify the Collateral Agent and the ~~Lenders~~LC Provider if it knows or has reason to know that any item of Material Intellectual Property may become (i) abandoned or dedicated to the public or placed in the public domain, (ii) invalid or unenforceable, (iii) subject to any adverse determination or development regarding such Grantor’s ownership, registration or use or the validity or enforceability of such item of Material Intellectual Property (including the institution of, or any adverse development with respect to, any action or proceeding in the United States Patent and Trademark Office, the United States Copyright Office, any state registry, any foreign counterpart of the foregoing, or any court) or (iv) the subject of any reversion or termination rights.

(g)
Such Grantor shall (and shall require its licensees to) use proper notice of its Intellectual Property rights in connection with the use of any of its Material Intellectual Property.

(h)
Such Grantor shall not infringe, misappropriate, dilute, or otherwise violate the Intellectual Property rights of any other Person in any manner which could reasonably be expected to have a Material Adverse Effect. In the event that any Person initiates, or threatens in writing to initiate, any action or proceeding alleging that such Grantor, or the conduct of such Grantor’s business, infringes, misappropriates, dilutes, or otherwise violates the Intellectual Property of any other Person, and such action or proceeding could reasonably be expected to have a Material Adverse Effect, such Grantor shall promptly notify the Collateral Agent and the ~~Lenders~~LC Provider after it learns thereof.

(i)
In the event that any Material Intellectual Property owned by or exclusively licensed to any Grantor is infringed, misappropriated, diluted or otherwise violated by another Person, such Grantor shall (i) promptly take all reasonable actions to stop such infringement, misappropriation, dilution or other violation and protect its rights in such Material Intellectual

Property including, but not limited to, the initiation of a suit for injunctive relief and to recover damages, and (ii) promptly notify the Collateral Agent and the ~~Lenders~~LC Provider after it learns thereof.

(j)
With respect to any Trademarks of such Grantor constituting Material Intellectual Property, such Grantor shall maintain the level of the quality of products sold and services rendered under any of such Trademarks at a level at least substantially consistent with the quality of such products and services as of the date hereof, and such Grantor shall take all steps necessary to ensure that licensees of such Trademarks use such consistent standards of quality.

(k)
Such Grantor shall, within thirty (30) days of the creation or acquisition or exclusive license of any copyrightable work that constitutes Material Intellectual Property, apply to register the Copyright in the United States Copyright Office or, where appropriate, any foreign counterpart and, in the case of an exclusive Copyright License in respect of a registered Copyright, record such license, in the United States Copyright Office or, where appropriate, any foreign counterpart.

(l)
Such Grantor shall take all steps reasonably necessary to protect the secrecy of all Trade Secrets constituting Material Intellectual Property, including, without limitation, entering into confidentiality agreements with employees and consultants and labeling and restricting access to secret information and documents.

5.11
Vehicles. (a) No Vehicle (other than rail cars) shall be removed from the state which has issued the certificate of title or ownership therefor for a period in excess of four (4) months except for Vehicles that have an aggregate fair market value of less than $200,000.

~~(b)~~ (b) With respect to any Vehicles with an individual book value of at least $200,000 and an aggregate book value of $350,000 or greater acquired by such Grantor subsequent to the date hereof, upon request by the Collateral Agent, within thirty (30) days after the date of acquisition thereof, all applications for certificates of title or ownership indicating the Collateral Agent’s first priority security interest in the Vehicle covered by such certificate, and any other necessary documentation, shall be filed in each office in each jurisdiction which is necessary to perfect the Collateral Agent’s security interests in the Vehicles, in each case, excluding Excluded Assets.

5.12
Government Receivables. If any Grantor shall at any time after the date of this Agreement acquire or become the beneficiary of Receivables in excess of $500,000 in the aggregate in respect of which the account debtor is a Governmental Authority, such Grantor shall promptly notify the Collateral Agent and, upon the request of the Collateral Agent or the ~~Required Lenders~~LC Provider, shall take any necessary steps to perfect the Lien of the Collateral Agent for the benefit of the Secured Parties therein, and make such Lien enforceable against the account debtor.

5.13
Letter of Credit Rights. Within thirty (30) days after the date of obtaining any letter of credit rights in excess of $500,000, other than in respect of the letters of credit described on Schedule 10 hereto, each Grantor shall provide the Collateral Agent with an amended or supplemented Schedule 10 to reflect such additional letters of credit.

5.14
Commercial Tort Claims. Within thirty (30) days after the date of any additional commercial tort claims arising since Schedule 11 was last delivered, each Grantor shall provide the Collateral Agent with an amended or supplemented Schedule 11 to reflect such additional commercial tort claims in excess of $500,000.

~~Section 6.~~ SECTION 6. REMEDIAL PROVISIONS

6.1
Certain Matters Relating to Receivables. (a) At any time upon the occurrence and during the continuance of an Event of Default, the Collateral Agent shall have the right to make test verifications of the Receivables in any manner and through any medium that it or the ~~Required Lenders~~LC Provider reasonably consider advisable, and each Grantor shall furnish all such assistance and information as the Collateral Agent or the ~~Required Lenders~~LC Provider may require in connection with such test verifications.

(b)
The Collateral Agent hereby authorizes each Grantor to collect such Grantor’s Receivables and each Grantor hereby agrees to continue to collect all amounts due or to become due to such Grantor under the Receivables and any Supporting Obligation in respect thereof and diligently exercise each material right it may have under any Receivable and any such Supporting Obligation, in each case, at its own expense consistent with its reasonable business judgment; provided, however, that the Collateral Agent, acting at the instruction of the ~~Required Lenders~~LC Provider, may curtail or terminate said authority at any time after the occurrence and during the continuance of an Event of Default. If required by the Collateral Agent or the ~~Required Lenders~~LC Provider, at any time after the occurrence and during the continuance of an Event of Default, any payments of Receivables, when collected by any Grantor, (i) shall forthwith (and, in any event, within two (2) Business Days) be deposited by such Grantor in the exact form received, duly endorsed by such Grantor to the Collateral Agent if required, in a Collateral Account maintained under the sole dominion and control of the Collateral Agent, subject to withdrawal by the Collateral Agent for the account of the Secured Parties only as provided in Section 6.4, and (ii) until so turned over, shall be held by such Grantor in trust for the Secured Parties, segregated from other funds of such Grantor. Each such deposit of Proceeds of Receivables shall be accompanied by a report identifying in reasonable detail the nature and source of the payments included in the deposit.
(c)
If an Event of Default has occurred and is continuing, at the Collateral Agent’s or the ~~Required Lenders~~LC Provider’s request, each Grantor shall deliver to the Collateral Agent all original and other documents evidencing, and relating to, the agreements and transactions which gave rise to the Receivables, including, without limitation, all original orders, invoices and shipping receipts.

6.2
Communications with Obligors. (a) The Collateral Agent, in its own name or in the name of others, may at any time after the occurrence and during the continuance of an Event of Default communicate with obligors under the Receivables to verify with them the existence, amount and terms of any Receivables.

~~(b)~~ (b) The Collateral Agent may at any time notify, or require any Grantor to so notify, the Account Debtor or counterparty on any Receivable of the security interest of the Collateral Agent therein. In addition, after the occurrence and during the continuance of an Event of Default, the Collateral Agent, acting at the instruction of the ~~Required Lenders~~LC Provider, may upon written notice to the applicable Grantor, notify, or require any Grantor to notify, the Account Debtor or counterparty to make all payments under the Receivable directly to the Collateral Agent.

6.3
Proceeds to be Turned Over To Collateral Agent. In addition to the rights of the Secured Parties specified in Section 6.1 with respect to payments of Receivables, if an Event of Default shall occur and be continuing, all Proceeds received by any Grantor consisting of cash,

Cash Equivalents, checks and other near-cash items shall be held by such Grantor in trust for the Secured Parties, segregated from other funds of such Grantor, and shall, forthwith upon receipt by such Grantor, be turned over to the Collateral Agent in the exact form received by such Grantor (duly endorsed by such Grantor to the Collateral Agent, if required). All Proceeds received by the Collateral Agent hereunder shall be held by the Collateral Agent in a Collateral Account maintained under its sole dominion and control. All Proceeds while held by the Collateral Agent in a Collateral Account (or by such Grantor in trust for the Secured Parties) shall continue to be held as collateral security for all the Secured Obligations and shall not constitute payment thereof until applied as provided in Section 6.4.

6.4
Application of Proceeds~~(a)~~ . At such intervals as may be agreed upon by the ~~Borrower~~Company and the Collateral Agent (acting with the written consent of the ~~Required Lenders~~LC Provider), or, if an Event of Default shall have occurred and be continuing, at any time at the ~~Required Lenders~~LC Provider’s election, the Collateral Agent, acting at the written instruction of the ~~Required Lenders~~LC Provider, shall ~~(notwithstanding the provisions of Section 2.07 of the Credit Agreement)~~ apply all or any part of the Collateral and/or net Proceeds thereof (after deducting fees and expenses as provided in Section 6.5) realized through the exercise by the Collateral Agent of its remedies hereunder, whether or not held in any Collateral Account, and any proceeds of the guarantee set forth in Section 2 (all references in this Section 6.4 to Proceeds shall include proceeds of such guarantee), in payment of the Secured Obligations. The Collateral Agent shall apply any such Collateral or Proceeds to be applied in the following order:

First, to the Collateral Agent and the Disbursing Agent to pay incurred and unpaid fees, expenses (including, but not limited to, the fees and expenses of its counsel) and indemnities under the Loan Documents;

Second, to the Disbursing Agent in respect of the Secured Obligations then due and owing and remaining unpaid for application by the Disbursing Agent in accordance with the terms of the ~~Credit~~Reimbursement Agreement;

Third, to the Disbursing Agent in respect of all Secured Obligations (other than those under clause Second above) for prepayment of such Secured Obligations in accordance with the terms of the ~~Credit~~Reimbursement Agreement;

Fourth, any balance of such Proceeds remaining after a Discharge of the Secured Obligations shall be paid over to the ~~Borrower~~Company or to whomsoever may be lawfully entitled to receive the same and any Collateral remaining after a Discharge of Secured Obligations shall be returned to the applicable Grantor or to whomsoever may be lawfully entitled to receive the same.

Any Proceeds not applied shall be held by the Collateral Agent as Collateral for the benefit of the Secured Parties.

In addition, with respect to any proceeds of Insurance received by the Collateral Agent, (x) if no Event of Default shall have occurred and be continuing, (i) such Insurance Proceeds shall be returned to the Grantors ~~if not prohibited or required by the Credit Agreement or (ii) if prohibited by the Credit Agreement, then such Insurance Proceeds shall be applied in accordance with this Section 6.4, in each case as evidenced by a certificate of an officer of the Borrower, and~~ (y) if an Event of Default shall have occurred and be continuing, then such Insurance Proceeds shall be applied in accordance with this Section 6.4.

6.5
Code and Other Remedies. (a) If an Event of Default shall occur and be continuing, the Collateral Agent, on behalf of the Secured Parties, may (and shall, at the instruction of the ~~Required Lenders~~LC Provider) exercise, in addition to all other rights and remedies granted to them in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Secured Obligations, all rights and remedies of a secured party under the UCC

(whether or not the UCC applies to the affected Collateral) and all rights under any other applicable law or in equity. Without limiting the generality of the foregoing, the Collateral Agent, without demand of performance or other demand, defense, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon any Grantor or any other Person (all and each of which demands, presentments, protests, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, license, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker’s board or office of any Secured Party, on the internet or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Collateral Agent may store, repair or recondition any Collateral or otherwise prepare any Collateral for disposal. Each Secured Party shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold or to become the licensor of all or any such Collateral, free of any right or equity of redemption in any Grantor, which right or equity is hereby waived and released. For purposes of bidding and making settlement or payment of the purchase price for all or a portion of the Collateral sold at any such sale made in accordance with the UCC or other applicable laws, including, without limitation, the Bankruptcy Code, the Collateral Agent, as agent for and representative of the Secured Parties (but not any Secured Party or Secured Parties in its or their respective individual capacities unless the ~~Required Lenders~~LC Provider shall otherwise agree in writing), shall be entitled, at the direction of the ~~Required Lenders~~LC Provider, to credit bid and use and apply the Secured Obligations (all or any portion thereof) as a credit on account of the purchase price for any Collateral payable by the Collateral Agent at such sale, such amount to be apportioned ratably to the Secured Obligations of the Secured Parties in accordance with their pro rata share of such Secured Obligations. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by applicable law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten (10) days’ notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Collateral Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. The Collateral Agent may sell the Collateral without giving any warranties as to the Collateral. The Collateral Agent may specifically disclaim or modify any warranties of title or the like. The foregoing will not be considered to adversely affect the commercial reasonableness of any sale of the Collateral. Each Grantor agrees that it would not be commercially unreasonable for the Collateral Agent to dispose of the Collateral or any portion thereof by using Internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capability of doing so, or that match buyers and sellers of assets. Each Grantor hereby waives any claims against the Collateral Agent arising by reason of the fact that the price at which any Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if the Collateral Agent accepts the first offer received and does not offer such Collateral to more than one offeree. Each Grantor further agrees, at the Collateral Agent’s request, to assemble the

Collateral and make it available to the Collateral Agent at places which the Collateral Agent shall reasonably select, whether at such Grantor’s premises or elsewhere. The Collateral Agent shall have the right to enter onto the property where any Collateral is located without any obligation to pay rent and take possession thereof with or without judicial process. The Collateral Agent shall have no obligation to marshal any of the Collateral.

(b)
The Collateral Agent shall deduct from such Proceeds all reasonable costs and expenses of every kind incurred in connection with the exercise of its rights and remedies against the Collateral or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Secured Parties hereunder, including, without limitation, reasonable attorneys’ fees and disbursements. Any net Proceeds remaining after such deductions shall be applied or retained by the Collateral Agent in accordance with Section 6.4. Only after such application and after the payment by the Collateral Agent of any other amount required by any provision of law, including, without limitation, Section 9-615(a) of the UCC, need the Collateral Agent account for the surplus, if any, to any Grantor. If the Collateral Agent sells any of the Collateral upon credit, the Grantor will be credited only with payments actually made by the purchaser and received by the Collateral Agent. In the event the purchaser fails to pay for the Collateral, the Collateral Agent may resell the Collateral and the applicable Grantor shall be credited with proceeds of the sale. To the extent permitted by applicable law, each Grantor waives all claims, damages and demands it may acquire against any Secured Party arising out of the exercise by it or them of any rights hereunder.

(c)
In the event of any Disposition of any of the Intellectual Property, the goodwill of the business connected with and symbolized by any Trademarks subject to such Disposition shall be included, and the applicable Grantor shall supply the Collateral Agent or its designee with such Grantor’s know-how and expertise, and with documents and things embodying the same, relating to the exploitation of such Intellectual Property, including the manufacture, distribution, advertising and sale of products or the provision of services under such Intellectual Property, and such Grantor’s customer lists and other records and documents relating to such Intellectual Property and to the manufacture, distribution, advertising and sale of such products and services.

(d)
For the purpose of enabling the Collateral Agent to exercise rights and remedies under this Section 6.5 (including in order to take possession of, collect, receive, assemble, process, appropriate, remove, realize upon, sell, assign, license out, convey, transfer or grant options to purchase any Collateral) at such time as the Collateral Agent shall be lawfully entitled to exercise such rights and remedies, each Grantor hereby grants to the Collateral Agent, for the benefit of the Secured Parties, (i) an irrevocable, nonexclusive, and assignable license (exercisable without payment of royalty or other compensation to such Grantor), subject, in the case of Trademarks, to sufficient rights to quality control and inspection in favor of such Grantor to avoid the risk of invalidation of such Trademarks, to use, practice, license, sublicense, and otherwise exploit any and all Intellectual Property now owned or held or hereafter acquired or held by such Grantor (which license shall include access to all media in which any of the licensed items may be recorded or stored and to all software and programs used for the compilation or printout thereof) and (ii) an irrevocable license (without payment of rent or other compensation to such Grantor) to use, operate and occupy all real property owned, operated, leased, subleased, or otherwise occupied by such Grantor.

6.6
Effect of Securities Laws. Each Grantor recognizes that the Collateral Agent may be unable to effect a public sale of any or all of the Pledged Equity Interests or the Pledged Debt Securities by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Each Grantor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Collateral Agent shall be under no obligation to delay a sale of any of the Pledged Equity Interests or the Pledged Debt Securities for the period of time necessary to permit the Issuer thereof to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if such Issuer would agree to do so. Each Grantor agrees that it shall not require an opinion of counsel if any Pledged Equity Interests have not been registered under the Securities Act to the effect that such offer or sale is not required to be registered under the Securities Act in connection with delivery of the Pledged Equity Interests to the Collateral Agent.

6.7
Deficiency. Each Grantor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay its Secured Obligations and the fees and disbursements of any attorneys employed by any Secured Party to collect such deficiency.

~~Section 7.~~ SECTION 7. POWER OF ATTORNEY AND FURTHER ASSURANCES

7.1
Collateral Agent’s Appointment as Attorney-in-Fact, Etc.

(a) Each Grantor hereby irrevocably constitutes and appoints the Collateral Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Grantor and in the name of such Grantor or in its own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, each Grantor hereby gives the Collateral Agent the power and right, on behalf of such Grantor, without notice to or assent by such Grantor, to do any or all of the following:

(i)
in the name of such Grantor or its own name, or otherwise, take possession of and endorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Receivable or with respect to any other Collateral and file any claim or take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Collateral Agent or the ~~Required Lenders~~LC Provider, for the purpose of collecting any and all such moneys due under any Receivable or with respect to any other Collateral whenever payable;

(ii)
in the case of any Intellectual Property, execute and deliver, and have recorded, any and all agreements, instruments, documents and papers as the Collateral Agent or the ~~Required Lenders~~LC Provider may request to evidence the Secured Parties’ security interest in such Intellectual Property and the goodwill and general intangibles of such Grantor relating thereto or represented thereby;

(iii)
pay or discharge taxes and Liens levied or placed on or threatened against the Collateral, effect any repairs or purchase any insurance called for by the terms of the Loan Documents and pay all or any part of the premiums therefor and the costs thereof;

(iv)
execute, in connection with any sale provided for in Section 6.5 or 6.6, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral; and

(v)
(1) direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Collateral Agent or as the Collateral Agent shall direct; (2) ask or demand for, collect, and receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (3) sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral; (4) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any portion thereof and to enforce any other right in respect of any Collateral; (5) defend any suit, action or proceeding brought against such Grantor with respect to any Collateral; (6) settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, give such discharges or releases as the Collateral Agent or the ~~Required Lenders~~LC Provider may deem appropriate; (7) assign any Copyright, Patent or Trademark (along with the goodwill of the business to which any such Copyright, Patent or Trademark pertains), throughout the world for such term or terms, on such conditions, and in such manner, as the Collateral Agent, acting at the instruction of the ~~Required Lenders~~LC Provider, shall determine; and (8) generally, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Collateral Agent were the absolute owner thereof for all purposes, and do, at the Collateral Agent’s option and such Grantor’s expense, at any time, or from time to time, all acts and things which the Collateral Agent or the ~~Required Lenders~~LC Provider deem necessary to protect, preserve or realize upon the Collateral and the Secured Parties’ security interests therein and to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

Anything in this Section 7.1(a) to the contrary notwithstanding, the Collateral Agent agrees that, except as provided in Section 7.1(b), it will not exercise any rights under the power of attorney provided for in this Section 7.1(a) unless an Event of Default shall have occurred and be continuing.

(b)
If any Grantor fails to perform or comply with any of its agreements contained herein, the ~~Required Lenders~~LC Provider, but without any obligation so to do, may instruct the Collateral Agent to perform or comply, or otherwise cause performance or compliance, with such agreement; provided, however, that unless an Event of Default has occurred and is continuing or time is of the essence, the ~~Required Lenders~~LC Provider shall not instruct the Collateral Agent to exercise this power without first making demand on the Grantor and the Grantor failing to promptly comply therewith.

(c)
The expenses of the Collateral Agent incurred in connection with actions undertaken as provided in this Section 7.1, together with interest thereon at a rate per annum equal to the rate per annum at which interest would then be payable on past due ~~Loans~~amounts under the ~~Credit~~Reimbursement Agreement, from the date of payment by the Collateral Agent to the date reimbursed by the relevant Grantor, shall be payable by such Grantor to the Collateral Agent on demand.

(d)
Each Grantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until a Discharge of the Secured Obligations.
7.2
Authorization of Financing Statements. Each Grantor acknowledges that pursuant to Section 9-509(b) of the UCC and any other applicable law, the Collateral Agent is authorized (without obligation) to file or record financing or continuation statements, and amendments thereto, and other filing or recording documents or instruments with respect to the Collateral in such form and in such offices as are necessary or as the ~~Required Lenders~~LC Provider reasonably determine appropriate to perfect or maintain the perfection of the security interests of the Collateral Agent under this Agreement. Each Grantor agrees that such financing statements may describe the collateral in the same manner as described in the Security documents or as “all assets” or “all personal property” of such Grantor, whether now owned or hereafter existing or acquired by ~~the~~ such Grantor or such other description as the ~~Required Lenders determine~~LC Provider determines is necessary or advisable. A photographic or other reproduction of this Agreement shall be sufficient as a financing statement or other filing or recording document or instrument for filing or recording in any jurisdiction. Notwithstanding anything contained herein to the contrary, it is acknowledged and agreed that the Collateral Agent, by virtue of such authorization, does not assume any of the Grantors’ obligation to obtain and maintain a first priority security interest in the Collateral.

7.3
Further Assurances. Each Grantor agrees that from time to time, at the expense of such Grantor, it shall promptly execute and deliver all further instruments and documents and take all further action that may be necessary, or that the Collateral Agent or the ~~Required Lenders~~LC Provider may reasonably request, in order to create and/or maintain the validity, perfection or priority of and protect any security interest granted or purported to be granted hereby or to enable the Collateral Agent, acting at the instruction of the ~~Required Lenders~~LC Provider, to exercise and enforce its rights and remedies hereunder in respect of any Collateral. Without limiting the generality of the foregoing, each Grantor shall:

(i)
file such financing or continuation statements, or amendments thereto, record security interests in Intellectual Property and execute and deliver such other agreements, instruments, endorsements, powers of attorney or notices, as may be necessary or desirable, or as the Collateral Agent or the ~~Required Lenders~~LC Provider may reasonably request, in order to effect, reflect, perfect and preserve the security interests granted or purported to be granted hereby;

(ii)
take all actions necessary to ensure the recordation of appropriate evidence of the liens and security interest granted hereunder in any Intellectual Property with any intellectual property registry in which said Intellectual Property is registered or issued or in which an application for registration or issuance is pending, including, without limitation, the United States Patent and Trademark Office, the United States Copyright Office, the various Secretaries of State, and the foreign counterparts of any of the foregoing;

(iii)
at any reasonable time, upon request by the Collateral Agent or the ~~Required Lenders~~LC Provider, assemble the Collateral and allow inspection of the Collateral by the Collateral Agent or persons designated by the Collateral Agent or the ~~Required Lenders~~LC Provider;
(iv)
at the Collateral Agent’s or the ~~Required Lenders~~LC Provider’s request, appear in and defend any action or proceeding that may affect such Grantor’s title to or the Collateral Agent’s interest in all or any part of the Collateral; and

(v)
furnish the Collateral Agent with such information regarding the Collateral, including, without limitation, the location thereof, as the Collateral Agent or the ~~Required Lenders~~LC Provider may reasonably request from time to time.

~~Section 8.~~ SECTION 8. THE COLLATERAL AGENT

8.1
Authority of Collateral Agent. (a) Each Grantor acknowledges that the rights and responsibilities of the Collateral Agent under this Agreement with respect to any action taken by the Collateral Agent or the exercise or non-exercise by the Collateral Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Collateral Agent and the other Secured Parties, be governed by the ~~Credit~~Reimbursement Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Collateral Agent and the Grantors, the Collateral Agent shall be conclusively presumed to be acting as agent for the Secured Parties with full and valid authority so to act or refrain from acting, and no Grantor shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

~~(b)~~ (b) The Collateral Agent has been appointed to act as Collateral Agent hereunder by the ~~Lenders~~LC Provider and, by their acceptance of the benefits hereof, the other Secured Parties. The Collateral Agent ~~shall be obligated, and~~ shall have the right hereunder, to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking any action (including, without limitation, the release or substitution of Collateral), solely in accordance with this Agreement and the ~~Credit~~Reimbursement Agreement. The provisions of the ~~Credit~~Reimbursement Agreement relating to the Collateral Agent, including without limitation, the provisions relating to resignation or removal of the Collateral Agent ~~(subject to Section 8.3(e) hereof)~~ and the rights, protections, powers, indemnities and duties and immunities of the Collateral Agent, are incorporated herein by this reference and shall survive any termination of the ~~Credit~~Reimbursement Agreement or this Agreement or, as to any Person serving as Collateral Agent hereunder, the earlier resignation or removal of such person as Collateral Agent hereunder.

8.2
Duty of Collateral Agent. The Collateral Agent’s sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the UCC or otherwise, shall be to deal with it in the same manner as the Collateral Agent deals with similar property for the account of third parties. Neither the Collateral Agent nor any other Secured Party nor any of their respective officers, directors, partners, employees, agents, attorneys or other advisors, attorneys-in-fact or affiliates shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof. The powers conferred on the Secured Parties hereunder are solely to protect the Secured Parties’ interests in the Collateral and shall not impose any duty upon any Secured Party to exercise any such powers. The Secured Parties shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, partners, employees, agents, attorneys and other advisors, attorneys-in-fact or affiliates shall be responsible to any Grantor for any act or failure to act hereunder, except to the extent that any such act or failure to act is found by a final and non- appealable decision of a court of competent jurisdiction to have resulted solely and proximately from their own gross negligence or willful misconduct in breach of a duty owed to such Grantor.

8.3
Exculpation of the Collateral Agent~~(a)~~ . (a) The Collateral Agent shall not be responsible to any Secured Party for the execution, effectiveness, genuineness, validity, enforceability, collectability or sufficiency hereof or of any Security Document or the validity or perfection of any security interest or for any representations, warranties, recitals or statements made herein or therein or made in any written or oral statements or in any financial or other statements, instruments, reports or certificates or any other documents furnished or made by the Collateral Agent to the Secured Parties or by or on behalf of any Secured Party to the Collateral Agent or any Secured Party in connection with the Security Documents and the transactions contemplated thereby or for the financial condition or business affairs of any Loan Party or any other Person liable for the payment of any Secured Obligations, nor shall the Collateral Agent be required to ascertain or inquire as to the performance or observance of any of the terms, conditions, provisions, covenants or agreements contained in any of the Loan Documents or as to the existence or possible existence of any Event of Default or Default or to make any disclosures with respect to the foregoing.

(b)
Neither the Collateral Agent nor any of its officers, partners, directors, employees or agents shall be liable to the Secured Parties for any action taken or omitted by the Collateral Agent under or in connection with any of the Security Documents except to the extent caused solely and proximately by the Collateral Agent’s gross negligence or willful misconduct, as determined by a final, non-appealable judgment of a court of competent jurisdiction. The Collateral Agent shall be entitled to refrain from any act or the taking of any action in connection herewith or any of the Security Documents or from the exercise of any power, discretion or authority vested in it hereunder or thereunder unless and until the Collateral Agent shall have been instructed in respect thereof by the ~~Required Lenders~~LC Provider and, upon such instruction, the Collateral Agent shall be entitled to act or (where so instructed) refrain from acting, or to exercise such power, discretion or authority, in accordance with such written instructions. Without prejudice to the generality of the foregoing, (i) the Collateral Agent shall be entitled to rely, and shall be fully protected in relying, upon any communication, instrument or document believed by it to be genuine and correct and to have been signed or sent by the proper Person or Persons, and shall be entitled to rely and shall be protected in relying on opinions and judgments of attorneys (who may, but need not, be attorneys for the Grantors and their Subsidiaries or any Secured Party), accountants, experts and other professional advisors selected by it; and (ii) no Secured Party shall have any right of action whatsoever against the Collateral Agent as a result of the Collateral Agent acting or refraining from acting hereunder or under any of the Security Documents in accordance with the ~~Credit~~Reimbursement Agreement.

(c)
Any indemnities provided to the Collateral Agent under the ~~Credit~~Reimbursement Agreement shall apply mutatis mutandis to this Agreement and the other Security Documents as if fully set forth herein or therein. If any indemnity furnished to the Collateral Agent for any purpose shall, in the opinion of the Collateral Agent, be insufficient or become impaired, the Collateral Agent may call for additional indemnity and cease, or not commence, to do the acts so deemed by the Collateral Agent to be insufficiently indemnified against until such additional indemnity is furnished.

(d)
No direction given to the Collateral Agent which imposes, or purports to impose, upon the Collateral Agent any obligation not set forth in or arising under this Agreement or any Security Document accepted or entered into by the Collateral Agent shall be binding upon the Collateral Agent.

(e)
The Collateral Agent may resign at any time in accordance with Section ~~8.06~~8(b)(v) of the ~~Credit~~Reimbursement Agreement. After the Collateral Agent’s resignation in accordance with Section ~~8.06~~8(b)(v) of the ~~Credit~~Reimbursement Agreement, the provisions of Section 8 hereof and of ~~Article VIII~~Section 8 of the ~~Credit~~Reimbursement Agreement shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Collateral Agent. Upon the acceptance of any appointment as the Collateral Agent by a successor Collateral Agent in accordance with Section ~~8.06~~8(b)(v) of the ~~Credit~~Reimbursement Agreement, the retiring Collateral Agent shall promptly transfer all Collateral within its possession or control to the possession or control of the successor Collateral Agent and shall execute and deliver such notices, instructions and assignments as may be necessary or desirable to transfer the rights of the Collateral Agent in respect of the Collateral to the successor Collateral Agent, in each case at the expense of the Grantors.

8.4
Delegation of Duties.

The Collateral Agent may perform any and all of its duties and exercise its rights and powers under this Agreement or under any other Security Document by or through any one or more sub-agents appointed by the Collateral Agent. The Collateral Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Affiliates. All of the rights, benefits, and privileges (including the exculpatory and indemnification provisions) of this Article 8 shall apply to any such sub-agent and to any of the Affiliates of the Collateral Agent and any such sub- agents, and shall apply to their respective activities as if such sub-agent and Affiliates were named herein in connection with the transactions contemplated hereby and by the Security Documents. The Collateral Agent shall not be responsible for the negligence or misconduct of any sub-agents except to the extent that the Collateral Agent acted with gross negligence or willful misconduct in the selection of such sub-agents as determined by a court of competent jurisdiction in a final and non-appealable judgment. Notwithstanding anything herein to the contrary, each sub-agent appointed by the Collateral Agent or Affiliate of the Collateral Agent or Affiliate of any such sub-agent shall be a third party beneficiary under this Agreement with respect to all such rights, benefits and privileges (including exculpatory rights and rights to indemnification) and shall have all of the rights and benefits of a third party beneficiary, including an independent right of action to enforce such rights, benefits and privileges (including exculpatory rights and rights to indemnification) directly, without the consent or joinder of any other Person, against any or all of the Loan Parties and the Secured Parties, and such rights, benefits and privileges (including exculpatory rights and rights to indemnification) shall not be modified or amended without the consent of such sub-agent or Affiliate acting in such capacity.

8.5
No Individual Foreclosure, Etc~~(a)~~ . No Secured Party shall have any right individually to realize upon any of the Collateral or to enforce any guarantee of the Secured Obligations except to the extent expressly contemplated by this Agreement or the other Loan Documents, it being understood and agreed that all powers, rights and remedies under the Loan

Documents may be exercised solely by the Collateral Agent on behalf of the Secured Parties in accordance with the terms thereof. Each Secured Party, whether or not a party hereto, will be deemed, by its acceptance of the benefits of the Collateral and of the guarantees of the Secured Obligations provided hereunder and under any other Loan Documents, to have agreed to the foregoing provisions and the other provisions of this Agreement. Without limiting the generality of the foregoing, each Secured Party authorizes the Collateral Agent to credit bid all or any part of the Secured Obligations held by it at the direction of the ~~Required Lenders~~LC Provider.

SECTION 9.~~Section 9.~~  MISCELLANEOUS

9.1
Amendments in Writing. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except in accordance with Section ~~9.01~~14 of the ~~Credit~~Reimbursement Agreement.

9.2
Notices. All notices, requests and demands to or upon the Collateral Agent or any Grantor hereunder shall be effected in the manner provided for in ~~Section 9.02 of~~ the ~~Credit~~Reimbursement Agreement; provided that any such notice, request or demand to or upon any Grantor shall be addressed to such Grantor at its notice address set forth on Schedule 1.

9.3
No Waiver by Course of Conduct; Cumulative Remedies. No Secured Party shall by any act (except by a written instrument pursuant to Section 9.1), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default. No failure to exercise, nor any delay in exercising, on the part of any Secured Party, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by any Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which such Secured Party would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

9.4
Enforcement Expenses; Indemnification. (a) Each Grantor shall, in accordance with Section ~~9.05~~4(a) of the ~~Credit~~Reimbursement Agreement, pay or reimburse each Secured Party for all its costs and expenses incurred in collecting against such Grantor under the guarantee contained in Section 2 or otherwise enforcing, protecting or preserving any rights or remedies under this Agreement and the other Loan Documents to which such Grantor is a party (including all such costs and expenses incurred during any legal proceeding, including any proceeding under any Debtor Relief Law, and including in connection with any workout, restructuring or negotiations in respect of the ~~Loans~~Credit and the Loan Documents), or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), in each case, including, without limitation, the fees, charges and disbursements of counsel to each Secured Party and of counsel to the Collateral Agent.

(b)
Each Grantor agrees to pay, and to save the Secured Parties harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement.

(c)
Each Grantor shall, in accordance with Section ~~9.05~~4(~~b~~a) of the ~~Credit~~Reimbursement Agreement, pay, indemnify the Secured Parties for and save the Secured Parties, harmless from, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs (including settlement costs of enforcing this indemnity), expenses or disbursements of any kind or nature whatsoever (including the fees, charges and disbursements of any counsel of any Secured Party) with respect to the execution, delivery, enforcement, performance and administration of this Agreement or which may be imposed on, incurred by or asserted or awarded against any Secured Party (it being understood and agreed that the indemnification obligations set forth in this Section 9.4(c) shall apply to the Secured Parties to the same extent that they apply to the Collateral Agent and the ~~Lenders~~LC Provider under the ~~Credit~~Reimbursement Agreement).

(d)
Each Grantor agrees that the provisions of Section 2.16 of the Credit Agreement as in effect immediately prior to the Amendment Effective Date are hereby incorporated ~~herein~~ by reference, mutatis mutandis, and each Secured Party shall be entitled to rely on each of them as if they were fully set forth herein.

(e)
The agreements in this Section shall survive repayment of the Secured Obligations and all other amounts payable under the ~~Credit~~Reimbursement Agreement and the other Loan Documents or, as to any Person serving as Collateral Agent hereunder, the earlier resignation or removal of such person as Collateral Agent hereunder.

9.5
Successors and Assigns. This Agreement shall be binding upon the successors and assigns of each Grantor and shall inure to the benefit of the Secured Parties and their successors and assigns; provided that no Grantor may assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the ~~Required Lenders~~LC Provider and the Collateral Agent, and any such assignment, transfer or delegation without such consent shall be null and void.

9.6
Set-Off. Each Grantor hereby irrevocably authorizes each Secured Party at any time and from time to time while an Event of Default shall have occurred and be continuing, without notice to such Grantor or any other Grantor, any such notice being expressly waived by each Grantor, to set-off and appropriate and apply any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such party to or for the credit or the account of such Grantor, or any part thereof in such amounts as such Secured Party may elect, against and on account of the obligations and liabilities of such Grantor to such Secured Party hereunder and claims of every nature and description of such Secured Party against such Grantor, in any currency, whether arising hereunder, under the ~~Credit~~Reimbursement Agreement, any other Loan Document or otherwise, as such Secured Party may elect, whether or not any Secured Party has made any demand for payment and although such obligations, liabilities and claims may be contingent or unmatured~~, provided that, if such Secured Party is a Lender, it complies with Section 9.07(a) of the Credit Agreement~~. Each Secured Party exercising any right of set-off shall notify such Grantor promptly of any such set-off and the application made by such Secured Party of the proceeds thereof, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Secured Party under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) which such

Secured Party may have.

9.7
Counterparts; Electronic Signatures.

(a)
This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by facsimile or other electronic imaging means), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Agreement by facsimile or other electronic transmission (e.g. “pdf” or “tif” format) shall be effective as delivery of a manually executed counterpart hereof.

(b)
The Collateral Agent and the Disbursing Agent are authorized and permitted to accept directions, certificates, requisitions, statements, notices, approvals, consents, requests, instructions, and any other communications (collectively, “Communications”) including but not limited to investment, account transfer, and payment instructions, via e-mail from an authorized corporate e-mail address as listed on an incumbency certificate provided by the applicable party to the Collateral Agent. Any Grantor or ~~any Lender~~LC Provider may deliver any Communications, including but not limited to investment, account transfer, and payment instructions, to the Collateral Agent and the Disbursing Agent via e-mail, provided that such comes from one of the persons authorized on the incumbency certificate delivered pursuant to this section and from the respective authorized e-mail address. Any Communication via e-mail from the persons authorized on such incumbency certificate shall be considered signed by the person or persons designated by the applicable party. The Collateral Agent and the Disbursing Agent are authorized and permitted to accept Communications, including but not limited to investment, account transfer, and payment instructions, provided via electronic signature. Any Grantor or ~~any Lender~~LC Provider may authorize or sign any Communications, including but not limited to investment, account transfer, and payment instructions, for the Collateral Agent or the Disbursing Agent using electronic signatures. Any electronic signature document delivered via email from a person authorized on the incumbency certificate delivered pursuant to this section shall be considered signed or executed by such person on behalf of the applicable party.

(c)
Each of the Grantors, the Collateral Agent, the Disbursing Agent and ~~Lenders~~LC Provider agrees on behalf of itself, and any Person acting or claiming by, under or through such party, that any written instrument delivered in connection with this Agreement, any other Loan Document or any related document, including without limitation any amendments or supplements to such documents, may be executed by electronic methods (whether by .pdf scan or utilization of an electronic signature platform or application). Any electronic signature document delivered via email from a person authorized on an incumbency certificate provided by any party to the Collateral Agent or the Disbursing Agent shall be considered signed or executed by such person on behalf of such party. Each of the Grantors agrees to assume all risks arising out of the use of electronic methods for all purposes including the authorization, execution, delivery, or submission of documents, instruments, notices, directions, instructions, reports, opinions and certificates to the Collateral Agent and the Disbursing Agent, including without limitation the risk of the Collateral Agent or the Disbursing Agent acting on unauthorized instructions, and the risk of interception and misuse by third parties.

9.8
Severability. Any provision of this Agreement ~~which~~that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. The parties hereto shall endeavor in good-faith negotiations to replace any invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

9.9
Section Headings. The section headings and Table of Contents used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

9.10
Integration/Conflict. This Agreement and the other Loan Documents represent the entire agreement of the Grantors, the Collateral Agent and the other Secured Parties with respect to the subject matter hereof and thereof, and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof and thereof. There are no promises, undertakings, representations or warranties by the Collateral Agent or any other Secured Party relative to the subject matter hereof and thereof not expressly set forth or referred to herein or therein. In the case of any Collateral “located” outside the United States (including any Equity Interests of an Issuer organized under a jurisdiction other than the United States of any state or other locality thereof), in the event of any conflict or inconsistency between the provisions of this Agreement and the provisions of any applicable Foreign Security Document which cannot be resolved by both provisions being complied with, the provisions contained in such Foreign Security Document shall govern to the extent of such conflict with respect to such Collateral, and this Agreement shall govern with respect to the rights, duties, indemnities and immunities of the Collateral Agent. In the event that any of the Collateral hereunder is also subject to a valid and enforceable Lien under the terms of a Mortgage securing the Secured Obligations and the terms thereof are inconsistent with the terms of this Agreement, then with respect to such Collateral, the terms of such Mortgage shall control in the case of fixtures and real property leases, letting and licenses of, and contracts and agreements relating to the lease of, real property, and the terms of this Agreement shall control in the case of all other Collateral.

9.11
GOVERNING LAW. THIS AGREEMENT AND ANY DISPUTE, CLAIM OR CONTROVERSY ARISING OUT OF OR RELATING TO THIS AGREEMENT (WHETHER ARISING IN CONTRACT, TORT OR OTHERWISE) SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW RULES THAT WOULD RESULT IN THE APPLICATION OF A DIFFERENT GOVERNING LAW (OTHER THAN ANY MANDATORY PROVISIONS OF THE UCC RELATING TO THE LAW GOVERNING PERFECTION AND THE EFFECT OF PERFECTION OR PRIORITY OF THE SECURITY INTERESTS).
9.12
Submission to Jurisdiction; Waivers. Each Grantor hereby irrevocably and unconditionally:

(a)
submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Loan Documents (whether arising in contract, tort or otherwise) to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the exclusive general jurisdiction of the courts of the State of New York sitting in the Borough of Manhattan, the courts of the United States for the Southern District of New York sitting in the

Borough of Manhattan, and appellate courts from any thereof;

(b)
agrees that all claims in respect of any such action or proceeding shall be heard and determined in such New York state court or, to the fullest extent permitted by applicable law, in such federal court;

(c)
agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law and that nothing in this Agreement or any other Loan Document shall affect any right that any Secured Party may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against such Grantor or any of its assets in the courts of any jurisdiction;

(d)
waives, to the fullest extent permitted by applicable law, any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in paragraph (a) of this section (and irrevocably waives to the fullest extent permitted by applicable law the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court);

(e)
consents to service of process in the manner provided in Section ~~9.02~~10 of the ~~Credit~~Reimbursement Agreement (and agrees that nothing in this Agreement will affect the right of any party hereto to serve process in any other manner permitted by applicable law);

(f)
each Grantor that is organized under the laws of a jurisdiction outside the United States of America hereby appoints FreightCar North America, LLC, with an office at 125

S. Wacker Drive, Suite 1500, Chicago, Illinois 60606, as its agent for service of process in any matter related to this Agreement or the other Loan Documents and shall provide written evidence of acceptance of such appointment by such agent on or before the Closing Date. Furthermore, each Mexican Grantor undertakes to grant an irrevocable power of attorney in favor of the aforementioned agent for service of process for lawsuits and collections in connection with Article 2554 of the Federal Civil Code and similar provisions of the civil codes of the different states of the United Mexican States and to deliver to the Collateral Agent a certified copy of the public deed containing such power of attorney, duly notarized before a Mexican Notary Public. The power of attorney shall be irrevocable since it is granted in order to comply with an obligation and as a condition in a bilateral agreement;

(g)
each Grantor that is organized under the laws of a jurisdiction outside the United States of America, in respect of itself, its process agents, and its properties and revenues, hereby irrevocably agrees that, to the extent that such Person or any of its properties has or may hereafter acquire any right of immunity, whether characterized as sovereign immunity or otherwise, from any legal proceedings, whether in the United States of America or elsewhere, to enforce or collect upon the Loans or any Loan Document or any other liability or obligation of such Person related to or arising from the transactions contemplated by any of the Loan Documents, including, without limitation, immunity from suit, immunity from service of process, immunity from jurisdiction or judgment of any court or tribunal, immunity from execution of a judgment, and immunity of any of its property from attachment prior to any entry of judgment, or from attachment in aid of execution upon a judgment, such Person hereby expressly waives, to the fullest extent permissible under applicable Requirements of Law, any such immunity, and agrees not to assert any such right or claim in any such proceeding, whether in the United States of America or elsewhere. Without limiting the generality of the foregoing, each Grantor that is organized under the laws of a jurisdiction outside the United States of America further agrees that the waivers set forth in this section shall be effective to the fullest extent permitted under the

Foreign Sovereign Immunities Act of 1976 of the U.S. and are intended to be irrevocable for purposes of such Act. Pursuant to Article 4 of the Federal Code of Civil Procedure of Mexico (Código Federal de Procedimientos Civiles), and any other applicable laws, the Mexican Grantors represent and warrant that they are not entitled to any immunity, whether on grounds of sovereign immunity or otherwise, from any legal proceedings (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) to enforce or collect upon this Agreement and/or the ~~Credit~~Reimbursement Agreement, or under any other Loan Document or ancillary document deriving therefrom, or any other liability or obligation of the Mexican Grantors related to or arising from the transactions contemplated hereby or thereby in respect of itself or its property; and

(h)
waives, to the maximum extent not prohibited by law, any right it may have to claim or recover any special, exemplary, punitive or consequential damages.

9.13
Acknowledgments. Each Grantor hereby acknowledges that:

(a)
it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents to which it is a party;

(b)
no Secured Party has any fiduciary relationship with or duty to any Grantor arising out of or in connection with this Agreement or any of the other Loan Documents ~~and the provisions of Section 9.20 of the Credit Agreement are incorporated herein, mutatis mutandis (to apply to this Agreement rather than the Credit Agreement)~~, and the relationship between the Grantors, on the one hand, and the Secured Parties, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

(c)
no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Secured Parties or among the Grantors and the Secured Parties.

9.14
Additional Grantors. Each Subsidiary of the ~~Borrower~~Company that ~~is required to become~~becomes a party to this Agreement ~~pursuant to Section 5.12 of the Credit Agreement~~after the Amendment Effective Date shall become a Grantor and/or Guarantor as required by the ~~Credit~~Reimbursement Agreement for all purposes of this Agreement upon execution and delivery by such Subsidiary of an Assumption Agreement in the form of Annex 1 hereto.

9.15
Releases. (a) At such time as there has been a Discharge of the Secured Obligations, the Collateral shall be automatically released from the Liens created hereby, and this Agreement and all obligations (other than those expressly stated to survive such termination) of the Collateral Agent and each Grantor hereunder shall automatically terminate, all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall revert to the Grantors. At the reasonable request and sole expense of any Grantor following any such termination, the Collateral Agent shall deliver to such Grantor any Collateral held by the Collateral Agent hereunder, and execute and deliver to such Grantor such documents as such Grantor shall reasonably request, prepare and deliver to evidence such termination.

(b)
If any of the Collateral shall be Disposed of by any Grantor in a transaction ~~permitted~~not prohibited by the ~~Credit Agreement~~Loan Documents or the Preferred Documents,

then, the Collateral Agent, at the request and sole expense of such Grantor, shall execute and deliver to such Grantor all releases or other documents reasonably necessary or desirable for the release of the Liens created hereby on such Collateral; provided that the Grantor shall have delivered to the Collateral Agent and the ~~Lenders~~LC Provider, at least ten (10) Business Days prior to the date of the proposed release, or such shorter date as the ~~Required Lenders~~LC Provider may agree in their sole discretion, a written request for release identifying the relevant Grantor and Collateral to be released, together with a certification by the ~~Borrower~~Company stating that such transaction is ~~in compliance with the Credit Agreement and~~not prohibited by the ~~other~~ Loan Documents or the Preferred Documents and that the Proceeds of such Disposition will be applied ~~in accordance therewith~~as agreed. At the request and sole expense of the ~~Borrower~~Company, a Subsidiary Guarantor shall be released from its obligations hereunder in the event that all the Equity Interests of such Subsidiary Guarantor shall be Disposed of in a transaction ~~permitted~~not prohibited by the ~~Credit Agreement~~Loan Documents or the Preferred Documents; provided that the ~~Borrower~~Company shall have delivered to the Collateral Agent and the ~~Lenders~~LC Provider, at least ten (10) Business Days prior to the date of the proposed release, or such shorter date as the ~~Required Lenders~~LC Provider may agree in their sole discretion, a written request for release identifying the relevant Subsidiary Guarantor, together with a certification by the ~~Borrower~~Company stating that such transaction is ~~in compliance with the Credit Agreement and the other~~not prohibited by the Loan Documents or Preferred Documents and that the Proceeds of such Disposition will be applied ~~in accordance therewith~~as agreed.

(c)
Each Grantor acknowledges that it is not authorized to file any financing statement or amendment or termination statement with respect to any financing statement originally filed in connection herewith without the prior written consent of the Collateral Agent, acting at the instruction of the ~~Required Lenders~~LC Provider, subject to such Grantor’s rights under Section 9-509(d)(2) of the UCC.

9.16
WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT, BREACH OF DUTY, COMMON LAW, STATUTE OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION. EACH PARTY HERETO FURTHER REPRESENTS AND WARRANTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

9.17
~~9.17~~ Intercreditor Agreement. Notwithstanding anything to the contrary contained in this Agreement, (i) the Liens granted to the Collateral Agent pursuant to this Agreement are expressly subject and subordinate to the Liens securing the Revolving Obligations (as defined in the Intercreditor Agreement) as and only to the extent set forth in the Intercreditor Agreement and (ii) the exercise of any right or remedy by the Collateral Agent hereunder is subject to the limitations and provisions of the Intercreditor Agreement. Without limiting the generality of the foregoing, and notwithstanding anything herein to the contrary, with respect to any Collateral or assignment of claims forms, until the occurrence of the Payment in Full (as defined in the Intercreditor Agreement) of the Revolving Obligations (as defined in the Intercreditor Agreement), to the extent set forth in the Intercreditor Agreement, any obligation of any Grantor under this Agreement with respect to the delivery or control of any Collateral, the notation of any lien on any certificate of title, bill of lading or other document, the giving of any notice to any bailee or other Person, the provision of voting rights, the obtaining of any consent of any Person or the provision of any assignment of claims form shall be subject and subordinate to the rights of the Revolving Lender (as defined in the Intercreditor Agreement) pursuant to the Revolving Loan Documents (as defined in the Intercreditor Agreement). To the extent that compliance by any Grantor with any actions specified in the immediately preceding sentence would (x) conflict with the exercise of or direction by the Revolving Lender of comparable rights, (y) require delivery of Collateral or provision of assignment of claims forms which can only be delivered to one Person or (z) be, under Requirements of Law, prohibited or unable to be completed, then the applicable Grantor shall not have to take any such actions so long as the applicable Grantor is, with respect to clause (x), complying with the exercise of, or direction by, the Revolving Lender, with respect to clause (y), has delivered such Collateral or assignment of claims forms to the Revolving Lender or any of its agents, and, with respect to clause (z), only so long as Requirements of Law would prevent such compliance. Any reference herein to the Lien of the Collateral Agent being “first priority” or words of similar effect shall mean that such Lien is a first priority Lien, subject only to the prior Lien securing the Revolving Obligations to the extent set forth in the Intercreditor Agreement and any other Permitted Prior Liens. In the event of any conflict between the terms of the Intercreditor Agreement and this Agreement, the terms of the Intercreditor Agreement shall govern and control.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, each of the undersigned has caused this Guarantee and Collateral Agreement to be duly executed and delivered as of the date first above written.

GRANTORS: FREIGHTCAR NORTH AMERICA, LLC

By:

Name:

Title:

FREIGHTCAR AMERICA, INC.

By:

Name:

Title:

JAC OPERATIONS, INC.

By:

Name:

Title:

FREIGHT CAR SERVICES, INC.

By:

Name:

Title:

JAIX LEASING COMPANY

By:

Name:

Title:

~~(Signature Page to Guarantee and Collateral Agreement)~~

[Signature Page to Guarantee and Collateral Agreement]

 ~~MACROBUTTON DocID \\LA - 765212/000003 - 2071538 v11~~

FREIGHTCAR SHORT LINE, INC.

By:

Name:

Title:

JOHNSTOWN AMERICA, LLC

By:

Name:

Title:

FREIGHTCAR ALABAMA, LLC

By:

Name:

Title:

FREIGHTCAR RAIL SERVICES, LLC

By:

Name:

Title:

FREIGHTCAR RAIL MANAGEMENT SERVICES, LLC

By:

Name:

Title:

FCA-FASEMEX, LLC

By:

Name:

Title:

~~(Signature Page to Guarantee and Collateral Agreement)~~

[Signature Page to Guarantee and Collateral Agreement]

 ~~MACROBUTTON DocID \\LA - 765212/000003 - 2071538 v11~~

FCA-FASEMEX, S. DE R.L., DE C.V.

By:

Name:

Title:

FCA-FASEMEX ENTERPRISE, S. DE R.L., DE C.V.

By:

Name:

Title:

~~(Signature Page to Guarantee and Collateral Agreement)~~

[Signature Page to Guarantee and Collateral Agreement]

 ~~MACROBUTTON DocID \\LA - 765212/000003 - 2071538 v11~~

~~(Signature Page to Guarantee and Collateral Agreement)~~

[Signature Page to Guarantee and Collateral Agreement]

 ~~MACROBUTTON DocID \\LA - 765212/000003 - 2071538 v11~~

~~(Signature Page to Guarantee and Collateral Agreement)~~

[Signature Page to Guarantee and Collateral Agreement]

 ~~MACROBUTTON DocID \\LA - 765212/000003 - 2071538 v11~~

COLLATERAL AGENT: U.S. BANK NATIONAL ASSOCIATION,

solely in its capacity .as Collateral Agent and not in its individual capacity

~~By:~~

~~Name:~~

~~Title:~~

[Signature Page to Guarantee and Collateral Agreement]

~~Exhibit A to~~
~~Guarantee and Collateral Agreement~~

~~[RESERVED]~~

[Signature Page to Guarantee and Collateral Agreement]

 ~~MACROBUTTON DocID \\LA - 765212/000003 - 2071538 v11~~

~~Exhibit B to~~
~~Guarantee and Collateral Agreement~~[UPDATED SCHEDULES TO BE INSERTED]

~~B-61~~

 ~~MACROBUTTON DocID \\LA - 765212/000003 - 2071538 v11~~

~~B-62~~

 ~~MACROBUTTON DocID \\LA - 765212/000003 - 2071538 v11~~

~~FORM OF UNCERTIFICATED SECURITIES CONTROL AGREEMENT~~

~~This CONTROL AGREEMENT (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Control Agreement”) dated as of _______ ___, ____, is made by and among _______________, a __________ [corporation][limited liability company][other entity type] (the “Grantor”), U.S. BANK NATIONAL ASSOCIATION, as collateral agent (in such capacity, the “Collateral Agent”) for the Secured Parties (as defined in the Guarantee and Collateral Agreement referred to below), and ____________, a ____________ [corporation][limited liability company][other entity type] (the “Issuer”).~~

~~WHEREAS, the Grantor has granted to the Collateral Agent for the benefit of the Secured Parties a security interest in the uncertificated securities of the Issuer owned by the Grantor from time to time (collectively, the “Pledged Securities”), and all additions thereto and substitutions and proceeds thereof (collectively, with the Pledged Securities, the “Collateral”) pursuant to a Guarantee and Collateral Agreement, dated as of November 24, 2020 (as amended, restated, supplemented, or otherwise modified from time to time, the “Guarantee and Collateral Agreement”), among the Grantor and the other persons party thereto as grantors in favor of the Collateral Agent.~~

~~WHEREAS, the following terms which are defined in Articles 8 and 9 of the Uniform Commercial Code in effect in the State of New York on the date hereof (the “UCC”) are used herein as so defined: Adverse Claim, Control, Instruction, Proceeds and Uncertificated Security.~~

~~NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:~~

~~SECTION 1. Notice of Security Interest.~~

 ~~The Grantor, the Collateral Agent and the Issuer are entering into this Control Agreement to perfect, and to confirm the priority of, the Collateral Agent’s security interest in the Collateral. The Issuer acknowledges that this Control Agreement constitutes written notification to the Issuer of the Collateral Agent’s security interest in the Collateral. The Issuer agrees to promptly make all necessary entries or notations in its books and records to reflect the Collateral Agent’s security interest in the Collateral and, upon request by the Collateral Agent, to register the Collateral Agent as the registered owner of any or all of the Pledged Securities. The Issuer acknowledges that the Collateral Agent has control over the Collateral.~~

~~SECTION 2. Collateral.~~

 ~~The Issuer hereby represents and warrants to, and agrees with the Grantor and the Collateral Agent that (i) the terms of any limited liability company interests or partnership interests included in the Collateral from time to time shall expressly provide that they are securities governed by Article 8 of the Uniform Commercial Code in effect from time to time in the State of [_______], (ii) the Pledged Securities are uncertificated securities, (iii) the issuer’s jurisdiction is, and during the term of this Control Agreement shall remain, the State of [______], (iv) Schedule 1 contains a true and complete description of the Pledged Securities as of the date hereof and (v) except for the claims and interests of the Collateral Agent and the Grantor in the Collateral, the Issuer does not know of any claim to or security interest or other interest in the Collateral.~~

~~SECTION 3. Control.~~

 ~~The Issuer hereby agrees, upon written direction from the Collateral Agent (acting at the written direction of the Required Lenders) and without further consent from the Grantor, (a) to comply with all~~

~~B-63~~

 ~~MACROBUTTON DocID \\LA - 765212/000003 - 2071538 v11~~

~~instructions and directions of any kind originated by the Collateral Agent concerning the Collateral, to liquidate or otherwise dispose of the Collateral as and to the extent directed by the Collateral Agent and to pay over to the Collateral Agent all proceeds without any set-off or deduction, and (b) except as otherwise directed by the Collateral Agent, not to comply with the instructions or directions of any kind originated by the Grantor or any other person.~~

~~SECTION 4. Other Agreements.~~

 ~~The Issuer shall notify promptly the Collateral Agent and the Grantor if any other person asserts any lien, encumbrance, claim (including any adverse claim) or security interest in or against any of the Collateral. In the event of any conflict between the provisions of this Control Agreement and any other agreement governing the Pledged Securities or the Collateral, the provisions of this Control Agreement shall control.~~

~~SECTION 5. Protection of Issuer.~~

 ~~The Issuer may rely and shall be protected in acting upon any notice, instruction or other communication that it reasonably believes to be genuine and authorized.~~

~~SECTION 6. Termination.~~

 ~~This Control Agreement shall terminate automatically upon receipt by the Issuer of written notice executed by the Collateral Agent that (i) the Discharge of the Secured Obligations has occurred, or (ii) all of the Collateral has been released, whichever is sooner, and the Issuer shall thereafter be relieved of all duties and obligations hereunder.~~

~~SECTION 7. Notices.~~

 ~~All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (including by telecopy), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered, or three (3) days after being deposited in the mail, postage prepaid, or, in the case of telecopy notice, when received, to the Grantor’s and the Collateral Agent’s addresses as set forth in the Guarantee and Collateral Agreement, and to the Issuer’s address as set forth below, or to such other address as any party may give to the others in writing for such purpose:~~

~~[Name of Issuer]~~
~~[Address of Issuer]~~
~~Attention:~~
~~Telephone: ( )  -~~
~~Telecopy: ( )  -~~

~~SECTION 8. Amendments in Writing.~~

 ~~None of the terms or provisions of this Control Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the parties hereto.~~

~~SECTION 9. Entire Agreement.~~

 ~~This Control Agreement and the Guarantee and Collateral Agreement constitute the entire agreement and supersede all other prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.~~

~~SECTION 10. Execution in Counterparts.~~

 ~~This Control Agreement may be executed in any number of counterparts by one or more parties to this Control Agreement and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Control Agreement by facsimile or other~~

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~~electronic transmission (e.g., “pdf”, or “tif” format) shall be effective as delivery of a manually executed counterpart hereof.~~

~~SECTION 11. Successors and Assigns.~~

 ~~This Control Agreement shall be binding upon the successors and assigns of each of the parties hereto and shall inure to the benefit of the parties hereto and their respective successors and assigns, provided that neither the Grantor nor the Issuer may assign, transfer or delegate any of its rights or obligations under this Control Agreement without the prior written consent of the Collateral Agent and any such assignment, transfer or delegation without such consent shall be null and void.~~

~~SECTION 12. Severability~~

~~. In the event any one or more of the provisions contained in this Control Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.~~

~~SECTION 13. Section Headings. The Section headings used in this Control Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.~~

~~SECTION 14. Submission to Jurisdiction; Waivers. Each of the Grantor and the Issuer hereby irrevocably and unconditionally:~~

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~~(a) submits for itself and its property in any legal action or proceeding relating to this Control Agreement, or for recognition and enforcement of any judgment in respect thereof, to the exclusive general jurisdiction of the courts of the State of New York sitting in the Borough of Manhattan, the courts of the United States for the Southern District of New York sitting in the Borough of Manhattan, and appellate courts from any thereof;~~

~~(b) agrees that all claims in respect of any such action or proceeding shall be heard and determined in such New York state court or, to the fullest extent permitted by applicable law, in such federal court;~~

~~(c) agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law and that nothing in this Control Agreement shall affect any right that any Secured Party may otherwise have to bring any action or proceeding relating to this Control Agreement or any other Loan Document against the Grantor or any of its assets in the courts of any jurisdiction;~~

~~(d) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;~~

~~(e) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the Grantor at its address referred to in Section 7 of this Control Agreement or at such other address of which the Collateral Agent shall have been notified pursuant thereto;~~

~~(f) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law; and~~

~~(g) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover any special, exemplary, punitive or consequential damages.~~

~~SECTION 15. GOVERNING LAW AND JURISDICTION. THIS CONTROL AGREEMENT HAS BEEN DELIVERED TO AND ACCEPTED BY THE COLLATERAL AGENT AND WILL BE DEEMED TO BE MADE IN THE STATE OF NEW YORK. THIS CONTROL AGREEMENT AND ANY DISPUTE, CLAIM OR CONTROVERSY ARISING OUT OF OR RELATING TO THIS CONTROL AGREEMENT (WHETHER ARISING IN CONTRACT, TORT OR OTHERWISE) SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW RULES THAT WOULD RESULT IN THE APPLICATION OF A DIFFERENT GOVERNING LAW (OTHER THAN ANY MANDATORY PROVISIONS OF THE UCC RELATING TO THE LAW OF GOVERNING PERFECTION AND EFFECT OF PERFECTION OR PRIORITY OF THE SECURITY INTERESTS).~~

~~SECTION 16. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS CONTROL AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT, BREACH OF DUTY, COMMON LAW, STATUTE OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE, THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS CONTROL AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION. EACH PARTY HERETO FURTHER REPRESENTS AND WARRANTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND~~

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~~THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.~~

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~~IN WITNESS WHEREOF, each of the undersigned has caused this Control Agreement to be duly executed and delivered as of the date first above written.~~

~~[NAME OF GRANTOR]~~

~~By: ________________________~~

~~Name:~~
~~Title:~~

~~U.S. BANK NATIONAL ASSOCIATION, as solely in its capacity as Collateral Agent and not in its individual capacity~~

~~By: ________________________~~

~~Name:~~

~~Title:~~

~~[NAME OF ISSUER]~~

~~By: ________________________~~

~~Name:~~

~~Title:~~

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~~EXHIBIT C-1~~

~~TO GUARANTEE AND COLLATERAL AGREEMENT~~

~~FORM OF COPYRIGHT SECURITY AGREEMENT~~

~~This COPYRIGHT SECURITY AGREEMENT, dated as of [__________], 20[__] (this “Agreement”), is made by each of the signatories hereto indicated as a “Grantor” (each a “Grantor” and collectively, the “Grantors”) in favor of U.S. BANK NATIONAL ASSOCIATION, as Collateral Agent for the Secured Parties (in such capacity and together with its successors and assigns in such capacity, the “Collateral Agent”).~~

~~WHEREAS, pursuant to that certain Credit Agreement dated as of October 13, 2020 by and among FREIGHTCAR NORTH AMERICA, LLC, a Delaware limited liability company (the “Borrower”), FREIGHTCAR AMERICA, INC., a Delaware corporation (“Holdings”), the several financial institutions or other entities from time to time parties thereto (the “Lenders”) and U.S. BANK NATIONAL ASSOCIATION, as disbursing agent for the Lenders and as collateral agent for the Secured Parties, and the other parties from time to time party thereto (as the same may hereafter be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), the Lenders have severally agreed to make extensions of credit to the Borrower upon the terms and conditions set forth therein;~~

~~WHEREAS, as a condition precedent to the obligation of the Lenders to make their respective extension of credit to the Borrower under the Credit Agreement, the Grantors entered into a Guarantee and Collateral Agreement dated as of November 24, 2020 (as amended, restated, supplemented or otherwise modified from time to time, the “Guarantee and Collateral Agreement”) among each of the Grantors and the Collateral Agent, pursuant to which each of the Grantors assigned, transferred and granted to the Collateral Agent, for the benefit of the Secured Parties, a security interest in the Copyright Collateral (as defined below); and~~

~~WHEREAS, pursuant to the Guarantee and Collateral Agreement, each Grantor agreed to execute this Agreement, in order to record the security interest granted to the Collateral Agent for the benefit of the Secured Parties with the United States Copyright Office.~~

~~NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Grantors hereby agree with the Collateral Agent as follows:~~

~~SECTION 1. Defined Terms~~

~~Capitalized terms used but not defined herein shall have the respective meanings given thereto in the Guarantee and Collateral Agreement, and if not defined therein, shall have the respective meanings given thereto in the Credit Agreement.~~

~~SECTION 2. Grant of Security Interest~~

~~Each Grantor hereby collaterally assigns and transfers to the Collateral Agent, and hereby grants to the Collateral Agent, for the benefit of the Secured Parties, a security interest in, all of the following property, in each case, wherever located and now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the “Copyright Collateral”) as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of such Grantor’s Obligations:~~

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~~(a) all works of authorship and all intellectual property rights therein, all United States and foreign copyrights (whether or not the underlying works of authorship have been published), including but not limited to copyrights in software and databases, all designs (including but not limited to all industrial designs, “Protected Designs” within the meaning of 17 U.S.C. 1301 et. Seq. and Community designs), and all “Mask Works” (as defined in 17 U.S.C. 901 of the U.S. Copyright Act), whether registered or unregistered, and with respect to any and all of the foregoing: (i) all registrations and applications for registration thereof including, without limitation, the registrations and applications listed in Schedule A attached hereto, (ii) all extensions, renewals, and restorations thereof, (iii) all rights to sue or otherwise recover for any past, present and future infringement or other violation thereof, (iv) all Proceeds of the foregoing, including, without limitation, license fees, royalties, income, payments, claims, damages and proceeds of suit now or hereafter due and/or payable with respect thereto, and (v) all other rights of any kind accruing thereunder or pertaining thereto throughout the world (collectively “Copyrights”); and~~

~~(b) all agreements, licenses and covenants pursuant to which such Grantor has been granted exclusive rights in any registered Copyrights or has otherwise been granted or has granted a covenant not to sue for infringement or other violation of any registered Copyrights, including, without limitation, each agreement listed in Schedule A attached hereto.~~

~~SECTION 3. Security Agreement~~

~~The security interest granted pursuant to this Agreement is granted in conjunction with the security interest granted to the Collateral Agent for the Secured Parties pursuant to the Guarantee and Collateral Agreement, and the Grantors hereby acknowledge and affirm that the rights and remedies of the Collateral Agent with respect to the security interest in the Copyright Collateral made and granted hereby are more fully set forth in the Guarantee and Collateral Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event that any provision of this Agreement is deemed to conflict with the Guarantee and Collateral Agreement, the provisions of the Guarantee and Collateral Agreement shall control.~~

~~SECTION 4. Governing Law~~

 ~~THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW RULES THAT WOULD RESULT IN THE APPLICATION OF A DIFFERENT GOVERNING LAW (OTHER THAN ANY MANDATORY PROVISIONS OF THE UCC RELATING TO THE LAW GOVERNING PERFECTION AND EFFECT OF PERFECTION OF THE SECURITY INTERESTS).~~

~~SECTION 5. Counterparts~~

~~This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.~~

~~[Remainder of page intentionally left blank]~~

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~~B-3~~

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~~IN WITNESS WHEREOF, each Grantor has caused this Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.~~

~~[NAME OF GRANTOR],~~

~~as Grantor~~

~~By:~~
~~Name:~~
~~Title:~~

~~STATE OF  )~~

~~) ss.~~

~~COUNTY OF  )~~

~~On this ____ day of ____________, ____ before me personally appeared ___________________, proved to me on the basis of satisfactory evidence to be the person who executed the foregoing Copyright Security Agreement on behalf of ____________________, who being by me duly sworn did depose and say that he/she is an authorized officer of said [limited liability company][limited partnership][corporation], that the said instrument was signed on behalf of said [limited liability company][limited partnership][corporation] as authorized by its [members/managers/partners/Board of Directors] and that he/she acknowledged said instrument to be the free act and deed of said [limited liability company][limited partnership][corporation].~~

~~Notary Public~~

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~~Accepted and Agreed:~~

~~U.S. BANK NATIONAL ASSOCIATION,~~
~~solely in its capacity as Collateral Agent~~

~~and not in its individual capacity~~

~~By:~~
~~Name:~~
~~Title:~~

~~B-5~~

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~~B-6~~

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~~SCHEDULE A~~
~~to~~
~~COPYRIGHT SECURITY AGREEMENT~~

~~COPYRIGHT REGISTRATIONS~~

~~B-7~~

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~~Title~~	~~Registration No.~~	~~Registration Date~~

~~B-8~~

 ~~MACROBUTTON DocID \\LA - 765212/000003 - 2071538 v11~~

~~COPYRIGHT APPLICATIONS~~

~~B-9~~

 ~~MACROBUTTON DocID \\LA - 765212/000003 - 2071538 v11~~

~~Title~~	~~Application / Case No.~~	~~Filing Date~~

~~B-10~~

 ~~MACROBUTTON DocID \\LA - 765212/000003 - 2071538 v11~~

~~EXCLUSIVE COPYRIGHT LICENSES~~

~~B-11~~

 ~~MACROBUTTON DocID \\LA - 765212/000003 - 2071538 v11~~

~~Description of Copyright License~~	~~Name of Licensor~~	~~Registration Number of underlying Copyright~~

~~B-12~~

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~~EXHIBIT C-2~~

~~TO GUARANTEE AND COLLATERAL AGREEMENT~~

~~FORM OF PATENT SECURITY AGREEMENT~~

~~This PATENT SECURITY AGREEMENT, dated as of [__________], 20[__] (this “Agreement”), is made by each of the signatories hereto indicated as a Grantor (each a “Grantor” and collectively, the “Grantors”) in favor of U.S. BANK NATIONAL ASSOCIATION, as Collateral Agent for the Secured Parties (in such capacity and together with its successors and assigns in such capacity, the “Collateral Agent”).~~

~~WHEREAS, pursuant to that certain Credit Agreement dated as of October 13, 2020 by and among FREIGHTCAR NORTH AMERICA, LLC, a Delaware limited liability company (the “Borrower”), FREIGHTCAR AMERICA, INC., a Delaware corporation (“Holdings”), the several financial institutions or other entities from time to time parties thereto (the “Lenders”) and U.S. BANK NATIONAL ASSOCIATION, as disbursing agent for the Lenders and as collateral agent for the Secured Parties, and the other parties from time to time party thereto (as the same may hereafter be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), the Lenders have severally agreed to make extensions of credit to the Borrower upon the terms and conditions set forth therein;~~

~~WHEREAS, as a condition precedent to the obligation of the Lenders to make their respective extension of credit to the Borrower under the Credit Agreement, the Grantors entered into a Guarantee and Collateral Agreement dated as of November 24, 2020 (as amended, restated, supplemented or otherwise modified from time to time, the “Guarantee and Collateral Agreement”) among each of the Grantors and the Collateral Agent, pursuant to which each of the Grantors assigned, transferred and granted to the Collateral Agent, for the benefit of the Secured Parties, a security interest in the Patent Collateral (as defined below); and~~

~~WHEREAS, pursuant to the Guarantee and Collateral Agreement, each Grantor agreed to execute this Agreement, in order to record the security interest granted to the Collateral Agent for the benefit of the Secured Parties with the United States Patent and Trademark Office.~~

~~NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Grantors hereby agree with the Collateral Agent as follows:~~

~~SECTION. 1. Defined Terms~~

~~Capitalized terms used but not defined herein shall have the respective meanings given thereto in the Guarantee and Collateral Agreement, and if not defined therein, shall have the respective meanings given thereto in the Credit Agreement.~~

~~SECTION 2. Grant of Security Interest.~~

~~Each Grantor hereby collaterally assigns and transfers to the Collateral Agent, and hereby grants to the Collateral Agent, for the benefit of the Secured Parties, a security interest in, all of the following property, in each case, wherever located and now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the “Patent Collateral”) as collateral security for~~

~~B-1~~

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~~the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of such Grantor’s Obligations:~~

~~(a) all patentable inventions and designs, all United States, foreign, and multinational patents, certificates of invention, and similar industrial property rights, and applications for any of the foregoing, including without limitation: (i) each patent and patent application listed in Schedule A attached hereto (ii) all reissues, substitutes, divisions, continuations, continuations-in-part, extensions, renewals, and reexaminations thereof, (iii) all inventions and improvements described and claimed therein, (iv) all rights to sue or otherwise recover for any past, present and future infringement or other violation thereof, (v) all Proceeds of the foregoing, including, without limitation, license fees, royalties, income, payments, claims, damages, and proceeds of suit now or hereafter due and/or payable with respect thereto, income, royalties, damages and other payments now and hereafter due and/or payable with respect thereto, and (vi) all other rights of any accruing thereunder or pertaining thereto throughout the world (collectively “Patents”); and~~

~~(b) all agreements, licenses and covenants pursuant to which such Grantor has been granted rights in any Patent or has otherwise been granted or has granted a covenant not to sue for infringement or other violation of any Patent, including, without limitation, each agreement listed in Schedule A attached hereto.~~

~~SECTION 3. Security Agreement~~

~~The security interest granted pursuant to this Agreement is granted in conjunction with the security interest granted to the Collateral Agent for the Secured Parties pursuant to the Guarantee and Collateral Agreement, and the Grantors hereby acknowledge and affirm that the rights and remedies of the Collateral Agent with respect to the security interest in the Patent Collateral made and granted hereby are more fully set forth in the Guarantee and Collateral Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event that any provision of this Agreement is deemed to conflict with the Guarantee and Collateral Agreement, the provisions of the Guarantee and Collateral Agreement shall control.~~

~~SECTION 4. Governing Law~~

 ~~THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW RULES THAT WOULD RESULT IN THE APPLICATION OF A DIFFERENT GOVERNING LAW (OTHER THAN ANY MANDATORY PROVISIONS OF THE UCC RELATING TO THE LAW GOVERNING PERFECTION AND EFFECT OF PERFECTION OF THE SECURITY INTERESTS).~~

~~SECTION 5. Counterparts~~

~~This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.~~

~~[Remainder of page intentionally left blank]~~

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~~B-3~~

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~~IN WITNESS WHEREOF, each Grantor has caused this Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.~~

~~[NAME OF GRANTOR],~~

~~as Grantor~~

~~By:~~
~~Name:~~
~~Title:~~

~~STATE OF  )~~

~~) ss.~~

~~COUNTY OF  )~~

~~On this ____ day of ____________, ____ before me personally appeared ___________________, proved to me on the basis of satisfactory evidence to be the person who executed the foregoing Patent Security Agreement on behalf of ____________________, who being by me duly sworn did depose and say that he/she is an authorized officer of said [limited liability company][limited partnership][corporation], that the said instrument was signed on behalf of said [limited liability company][limited partnership][corporation] as authorized by its [members/managers/partners/Board of Directors] and that he/she acknowledged said instrument to be the free act and deed of said [limited liability company][limited partnership][corporation].~~

~~Notary Public~~

~~B-4~~

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~~Accepted and Agreed:~~

~~U.S. BANK NATIONAL ASSOCIATION,~~
~~solely in its capacity as Collateral Agent~~

~~and not in its individual capacity~~

~~By:~~
~~Name:~~
~~Title:~~

~~B-5~~

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~~B-6~~

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~~SCHEDULE A~~
~~to~~
~~PATENT SECURITY AGREEMENT~~

~~PATENTS AND PATENT APPLICATIONS~~

~~B-7~~

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~~Title~~	~~Application No.~~	~~Filing Date~~	~~Patent No.~~	~~Issue Date~~

~~B-8~~

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~~PATENT LICENSES~~

~~B-9~~

 ~~MACROBUTTON DocID \\LA - 765212/000003 - 2071538 v11~~

~~Description of Patent License~~	~~Name of Licensor~~	~~Registration Number of underlying Patent~~

~~B-10~~

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~~EXHIBIT C-3~~
~~TO GUARANTEE AND COLLATERAL AGREEMENT~~

~~FORM OF TRADEMARK SECURITY AGREEMENT~~

~~This TRADEMARK SECURITY AGREEMENT, dated as of [__________], 20[__] (this “Agreement”), is made by each of the signatories hereto indicated as a Grantor (each a “Grantor” and collectively, the “Grantors”) in favor of U.S. BANK NATIONAL ASSOCIATION, as Collateral Agent for the Secured Parties (in such capacity and together with its successors and assigns in such capacity, the “Collateral Agent”).~~

~~WHEREAS, pursuant to that certain Credit Agreement dated as of October 13, 2020 by and among FREIGHTCAR NORTH AMERICA, LLC, a Delaware limited liability company (the “Borrower”), FREIGHTCAR AMERICA, INC., a Delaware corporation (“Holdings”), the several financial institutions or other entities from time to time parties thereto (the “Lenders”) and U.S. BANK NATIONAL ASSOCIATION, as disbursing agent for the Lenders and as collateral agent for the Secured Parties, and the other parties from time to time party thereto (as the same may hereafter be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), the Lenders have severally agreed to make extensions of credit to the Borrower upon the terms and conditions set forth therein;~~

~~WHEREAS, as a condition precedent to the obligation of the Lenders to make their respective extension of credit to the Borrower under the Credit Agreement, the Grantors entered into a Guarantee and Collateral Agreement dated as of November 24, 2020 (as amended, restated, supplemented or otherwise modified from time to time, the “Guarantee and Collateral Agreement”) among each of the Grantors and the Collateral Agent, pursuant to which each of the Grantors assigned, transferred and granted to the Collateral Agent, for the benefit of the Secured Parties, a security interest in the Trademark Collateral (as defined below); and~~

~~WHEREAS, pursuant to the Guarantee and Collateral Agreement, each Grantor agreed to execute this Agreement, in order to record the security interest granted to the Collateral Agent for the benefit of the Secured Parties with the United States Patent and Trademark Office.~~

~~NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Grantors hereby agree with the Collateral Agent as follows:~~

~~SECTION 1. Defined Terms~~

~~Capitalized terms used but not defined herein shall have the respective meanings given thereto in the Guarantee and Collateral Agreement, and if not defined therein, shall have the respective meanings given thereto in the Credit Agreement.~~

~~SECTION 2. Grant of Security Interest in Trademark Collateral~~

~~SECTION 2.1 Grant of Security. Each Grantor hereby collaterally assigns and transfers to the Collateral Agent, and hereby grants to the Collateral Agent, for the benefit of the Secured Parties, a security interest in, all of the following property, in each case, wherever located and now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the “Trademark Collateral”)~~

 ~~MACROBUTTON DocID \\LA - 765212/000003 - 2071538 v11~~

~~as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of such Grantor’s Obligations:~~

~~(a) all domestic, foreign and multinational trademarks, service marks, trade names, corporate names, company names, business names, fictitious business names, trade dress, trade styles, logos, Internet domain names, other indicia of origin or source identification, and general intangibles of a like nature, whether registered or unregistered, and with respect to any and all of the foregoing: (i) all registrations and applications for registration thereof including, without limitation, the registrations and applications listed in Schedule A attached hereto, (ii) all extension and renewals thereof, (iii) all of the goodwill of the business connected with the use of and symbolized by any of the foregoing, (iv) all rights to sue or otherwise recover for any past, present and future infringement, dilution, or other violation thereof, (v) all Proceeds of the foregoing, including, without limitation, license fees, royalties, income, payments, claims, damages and proceeds of suit now or hereafter due and/or payable with respect thereto, and (vi) all other rights of any kind accruing thereunder or pertaining thereto throughout the world (collectively “Trademarks”); and~~

~~(b) all agreements, licenses and covenants pursuant to which such Grantor has been granted rights in any Trademark or has otherwise been granted or has granted a covenant not to sue for infringement or other violation of any Trademark, including, without limitation, each agreement listed in Schedule A attached hereto.~~

~~SECTION 2.2 Certain Limited Exclusions. Notwithstanding anything herein to the contrary, in no event shall the Trademark Collateral include or the security interest granted under Section 2.1 hereof attach to any “intent-to-use” application for registration of a Trademark filed pursuant to Section 1(b) of the Lanham Act, 15 U.S.C. § 1051, prior to the filing of a “Statement of Use” pursuant to Section 1(d) of the Lanham Act or an “Amendment to Allege Use” pursuant to Section 1(c) of the Lanham Act with respect thereto, solely to the extent, if any, that, and solely during the period, if any, in which, the grant of a security interest therein would impair the validity or enforceability of any registration that issues from such intent-to-use application under applicable federal law.~~

~~SECTION 3. Security Agreement~~

~~The security interest granted pursuant to this Agreement is granted in conjunction with the security interest granted to the Collateral Agent for the Secured Parties pursuant to the Guarantee and Collateral Agreement, and the Grantors hereby acknowledge and affirm that the rights and remedies of the Collateral Agent with respect to the security interest in the Trademark Collateral made and granted hereby are more fully set forth in the Guarantee and Collateral Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event that any provision of this Agreement is deemed to conflict with the Guarantee and Collateral Agreement, the provisions of the Guarantee and Collateral Agreement shall control.~~

~~SECTION 4. Governing Law~~

 ~~THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW RULES THAT WOULD RESULT IN THE APPLICATION OF A DIFFERENT GOVERNING LAW (OTHER THAN ANY~~

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~~MANDATORY PROVISIONS OF THE UCC RELATING TO THE LAW GOVERNING PERFECTION AND EFFECT OF PERFECTION OF THE SECURITY INTERESTS).~~

~~SECTION 5. Counterparts~~

~~This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.~~

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~~IN WITNESS WHEREOF, each Grantor has caused this Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.~~

~~[NAME OF GRANTOR],~~

~~as Grantor~~

~~By:~~
~~Name:~~
~~Title:~~

~~STATE OF  )~~

~~) ss.~~

~~COUNTY OF  )~~

~~On this ____ day of ____________, ____ before me personally appeared ___________________, proved to me on the basis of satisfactory evidence to be the person who executed the foregoing Trademark Security Agreement on behalf of ____________________, who being by me duly sworn did depose and say that he/she is an authorized officer of said [limited liability company][limited partnership][corporation], that the said instrument was signed on behalf of said [limited liability company][limited partnership][corporation] as authorized by its [members/managers/partners/Board of Directors] and that he/she acknowledged said instrument to be the free act and deed of said [limited liability company][limited partnership][corporation].~~

~~Notary Public~~

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~~Accepted and Agreed:~~

~~U.S. BANK NATIONAL ASSOCIATION,~~
~~solely in its capacity as Collateral Agent~~

~~and not in its individual capacity~~

~~By:~~
~~Name:~~
~~Title:~~

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~~SCHEDULE A~~
~~to~~
~~TRADEMARK SECURITY AGREEMENT~~

~~TRADEMARK REGISTRATIONS AND APPLICATIONS~~

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~~Mark~~	~~Serial No.~~	~~Filing Date~~	~~Registration No.~~	~~Registration Date~~

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~~TRADEMARK LICENSES~~

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~~Description of Trademark License~~	~~Name of Licensor~~	~~Registration Number of underlying Trademark~~

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Annex 1 to Guarantee and Collateral Agreement

ASSUMPTION AGREEMENT, dated as of ~~____________~~ , ~~____~~ , made by ~~______________________~~ , a ~~_______________~~  [corporation][limited liability company][other entity type] (the “Additional Grantor”), in favor of [U.S. BANK NATIONAL ASSOCIATION], as Collateral Agent (in such capacity, the “Collateral Agent”) for (i) the financial ~~institutions and other entities~~institution (the “~~Lenders~~LC Provider”) parties to the ~~Credit~~Reimbursement Agreement referred to below, and (ii) the other Secured Parties (as defined in the Guarantee and Collateral Agreement (as hereinafter defined)). All capitalized terms not defined herein shall have the meaning ascribed to them in such ~~Credit~~Reimbursement Agreement.

W I T N E S S E T H:

WHEREAS, FREIGHTCAR NORTH AMERICA, LLC, a Delaware limited liability company (the “Borrower”), FREIGHTCAR AMERICA, INC., a Delaware corporation (“~~Holdings”),~~Company”), CO FINANCE LVS VI LLC (“LC Provider”) and the several other financial institutions or entities from time to time parties hereto (the “Lenders”) and U.S. Bank National Association, as disbursing agent for the Lenders and as collateral agent for the Secured Parties, have entered into a Credit Agreement, dated as of October 13, 2020 (as amended, supplemented, replaced or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, the Company had Reimbursement Obligations owing to the LC Provider under the Credit Agreement in connection with a standby letter of credit (the “Letter of Credit Obligations”);

~~WHEREAS, in connection with the Credit Agreement, the Borrower and certain of their Affiliates (other than the Additional Grantor) have~~WHEREAS, in connection with the Letter of Credit Obligations, the Company and LC Provider entered into that certain Reimbursement Agreement dated as of July 30, 2021 as amended and restated on December 30, 2021, and as further amended by Amendment No. 1 to Amended and Restated Reimbursement Agreement dated as of March 23, 2023, and Amendment No. 2 to Amended and Restated Reimbursement Agreement dated as of [___], 2023, the “Reimbursement Agreement”), among the Company, LC Provider, Disbursing Agent, and Collateral Agent;

WHEREAS, on March 23, 2023, the Company and certain funds affiliated with LC Provider entered into the Securities Purchase Agreement pursuant to which purchasers thereunder agreed to purchase newly-issued preferred securities of the Company, the proceeds of which were used to pay in full in cash all of the outstanding Obligations under the Credit Agreement other than the Letter of Credit Obligations (the “Conversion Transaction”);

WHEREAS, in connection with the Conversion Transaction, the Credit Agreement was terminated, and the Reimbursement Agreement was amended to reflect the obligations of the Company in respect of the Letter of Credit Obligations;

WHEREAS, Company, Borrower and certain of their Affiliates (other than the Additional Grantor) have entered into the Guarantee and Collateral Agreement, dated as of November 24, 2020 (as amended, restated, supplemented or otherwise modified from time to time, the ~~“~~ “Guarantee and Collateral Agreement”) in favor of the Collateral Agent for the benefit of the Secured Parties~~;~~

~~WHEREAS,~~ under the Credit Agreement ~~requires the Additional Grantor to become a party to the Guarantee and Collateral~~, and after the Conversion Transaction, under the Reimbursement Agreement; ~~and~~

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WHEREAS, the Additional Grantor has agreed to execute and deliver this Assumption Agreement in order to become a party to the Guarantee and Collateral Agreement;

NOW, THEREFORE, IT IS AGREED:

1.
Guarantee and Collateral Agreement.

By executing and delivering this Assumption Agreement, the Additional Grantor, as provided in Section 9.14 of the Guarantee and Collateral Agreement, hereby becomes a party to the Guarantee and Collateral Agreement as a Guarantor and Grantor thereunder with the same force and effect as if originally named therein as a Guarantor and Grantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Guarantor and Grantor thereunder. The information set forth in Annex 1-A hereto is hereby added to the information set forth in Schedules 1-11 to the Guarantee and Collateral Agreement. The Additional Grantor hereby represents and warrants that, as to the Additional Grantor and its Collateral, each of the representations and warranties contained in Section 4 of the Guarantee and Collateral Agreement is true and correct on and as the date hereof (after giving effect to this Assumption Agreement) as if made on and as of such date.

2.
GOVERNING LAW.

THIS ASSUMPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

3.
Successors and Assigns. This Assumption Agreement will be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Additional Grantor may not assign, transfer or delegate any of its rights or obligations under this Assumption Agreement without the prior written consent of the Collateral Agent and any such assignment, transfer or delegation without such consent shall be null and void.

IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.

[ADDITIONAL GRANTOR]

By:

Name:

Title:

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~~Annex 1-A~~

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